UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-21732

Mercer Funds

(Exact Name of Registrant as Specified in Charter)

99 High Street

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

Scott M. Zoltowski, Esq.

Mercer Investment Management, Inc.

99 High Street

Boston, MA 02110

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(617) 747-9500

Date of Fiscal Year End: March 31, 2013

Date of Reporting Period: March 31, 2013

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Mercer Funds™

Annual Report

Mercer US Large Cap Growth Equity Fund

Mercer US Large Cap Value Equity Fund

Mercer US Small/Mid Cap Growth Equity Fund

Mercer US Small/Mid Cap Value Equity Fund

Mercer Non-US Core Equity Fund

Mercer Core Opportunistic Fixed Income Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

Mercer US Short Maturity Fixed Income Fund

This report has been prepared for Mercer Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Mercer Funds prospectus. The prospectus contains more complete information about the Funds’ investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing.

March 31, 2013

MERCER FUNDS

Mercer US Large Cap Growth Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the Russell 1000® Growth Index.

Investment Strategy

The Fund invests principally in equity securities issued by large capitalization U.S. companies. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 1000® Growth Index.

Performance

For the fiscal year ended March 31, 2013, the Fund’s Y-3 share class performance was 6.03% compared to its benchmark return of 10.09%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2013, the Fund employed four sub-advisors, Atlanta Capital Management Company, LLC (Atlanta), Neuberger Berman Management LLC( Neuberger Berman), Sands Capital Management, LLC (Sands) and Winslow Capital Management, LLC (Winslow). Atlanta manages its allocated portion of the Fund using high quality securities as a key part of their selection criteria. The firm seeks companies that have a demonstrated history of consistent growth (typically greater than 8%) and earnings stability. Neuberger Berman uses a fundamental process to identify companies with accelerating earnings while seeking to avoid those companies with decelerating earnings. Sands manages a concentrated portfolio using a fundamental, bottom-up approach to identify leading companies in various industries. Winslow manages a portfolio of securities across a range of market capitalizations, earnings growth, market valuations and industry sectors.

Market Commentary and Fund Performance

For the Fund’s fiscal year, the market, as measured by the S&P 500 Index, rose 14.0% continuing the rise which started in March 2009. The now four-year bull market has brought returns of 114% for the four-year period ending March 2013. For the prior fiscal year, it was split into distinct periods as economic news impacted investor’s views regarding which type of investments were most attractive. The fiscal year began with negative returns in the first fiscal quarter as the market digested a European debt crisis and the resulting global slowdown. Investors favored defensive type of equities and the perceived lower risk of U.S. treasuries. The fiscal year was marked by reassurance from the world’s central banks that they would do whatever was necessary to improve global economic growth, including an unprecedented conditional commitment from the U.S. Federal Reserve to maintain low interest rates until unemployment falls below 6.5% or the inflation rate exceeds 2.5%. These commitments coupled with an improving U.S. economic outlook initiated the latter half of the fiscal year in the equity markets. While economic news was mixed over the fiscal year, there was continued and modest growth in nonfarm payrolls, a falling unemployment rate and an improved housing outlook. Growth expectations notched higher and this helped advance the U.S. equity market. Increased expectations were tempered by concerns over the ability of the two major political parties to settle issues regarding the federal budget — issues that must bridge deep philosophical differences. For the full fiscal year, large cap growth stocks, as measured by the Russell 1000® Growth Index provided the weakest returns among major indices rising 10.1%, while the Russell 1000® Value Index gained 18.8%. In addition defensive type stocks outperformed on the year and this is evident in sector performance as telecom, health care and consumer staples sectors outperformed. The Federal Reserve’s decision to keep interest rates lower for the foreseeable future has made riskier assets more attractive and despite some downturns during the period in reaction to poor economic news, the US equity markets have been trending upward.

Within the Russell 1000® Growth Index, the best performing sectors for the fiscal year were health care, telecommunications services, and energy, posting gains of 26.0%, 21.6%, and 20.2% respectively. Nine of ten sectors generated positive returns, with information technology the only sector posting a negative result for the year.

The Mercer Large Cap Growth Equity Fund underperformed the Russell 1000® Growth Index during this fiscal year. This was a difficult market environment for growth portfolios generally; defensive type stocks outperformed the broad market. On a sector attribution basis, the primary driver of the Fund’s underperformance was stock selection in the consumer

Mercer US Large Cap Growth Equity Fund

discretionary sector. Notable detractors in the sector included Netflix, Coach and priceline.com, which all posted declines for the Fund. At March 31, 2013 the Fund no longer held Netflix. The timing of the Fund’s purchase and sale of its Netflix holding was an additional source of underperformance for the Fund. A significant underweight to media companies in the consumer discretionary sector (0.9% vs. 3.7%) hampered relative results for the fiscal year and cost the Fund 55 basis points in return. Good stock selection in the information technology and materials sectors was not enough to offset underperformance in other sectors of the portfolio.

The Winslow portion of the Fund underperformed the Russell 1000® Growth Index for the fiscal year. Stock selection in the consumer discretionary and financials sectors were areas of weakness. Winslow was able to add value over the benchmark in the materials and health care sectors. The Sands portion of the Fund underperformed the Index, hurt by stock selection in the consumer discretionary sector and a zero weight in the consumer staples sector. Good stock selection in the information technology sector was a positive contributor to Sand’s performance. Atlanta underperformed the benchmark and was hurt by information technology holding Acme Packet and a lack of exposure to the holding Visa, a strongly performing and large index weight holding. At March 31, 2013 the Fund no longer held Acme. Good stock selection in the materials and health care sectors was a positive contributor. Neuberger Berman underperformed the benchmark for the fiscal year. Overall, this more defensively positioned sub-advisor added value in sector weighting decisions, but was hurt by stock selection in the consumer sectors.

Risk Considerations

The Fund invests in growth stocks which may be particularly sensitive to market conditions. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2013

Comparison of Change in Value of a $10,000 Investment in

Mercer US Large Cap Growth Equity Shares vs. the

Russell 1000® Growth Index

As of March 31, 2013

This graph shows the performance of the Mercer US Large Cap Growth Equity Fund1 Class Y-3 shares versus the Russell 1000® Growth Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2013. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Large Cap Value Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the Russell 1000® Value Index.

Investment Strategy

The Fund invests principally in equity securities issued by large capitalization U.S. companies that are considered undervalued based on the stocks’ intrinsic values relative to their current market prices.

Performance

For the fiscal year ended March 31, 2013, the Fund’s Y-3 share class performance was 16.71% compared to its benchmark return of 18.77%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2013, the Fund employed four sub-advisors, Brandywine Global Investment Management, LLC (Brandywine), The Boston Company Asset Management, LLC (TBCAM), Robeco Investment Management, Inc. (Robeco), and O’Shaughnessy Asset Management, LLC (O’Shaughnessy). Brandywine seeks to build portfolios comprised of companies whose valuations are below the market but whose earnings growth prospects are equal or better than the market. The firm favors industry leaders with strong competitive positions and reasonable growth expectations given the team’s view of industry and overall economic conditions. TBCAM’s investment process is driven by bottom-up, fundamental security selection and uses a combination of traditional valuation measures and the identification of improving business momentum in their stock selection. Robeco’s process begins with a quantitative analysis that provides a statistical ranking of the investment universe based on valuation, momentum, and fundamental factors. The firm then applies fundamental analysis to those securities that includes validation of the quantitative analysis and fundamental research, including an in-depth review of the issuer’s financials. O’Shaughnessy uses quantitative models in seeking to find the most attractive companies on a shareholder yield basis. This is a combination of dividend yield and share buybacks.

Market Commentary and Fund Performance

For the Fund’s fiscal year, the market, as measured by the S&P 500 Index rose 14.0% continuing the rise which started in March 2009. The now four-year bull market has brought returns of 114% for the four-year period ending March 2013. For the prior fiscal year, it was split into distinct periods as economic news impacted investor’s views regarding which type of investments were most attractive. The fiscal year began with negative returns in the first fiscal quarter as the market digested a European debt crisis and the resulting global slowdown. Investors favored defensive type of equities and the perceived lower risk of U.S. treasuries. The fiscal year was marked by reassurance from the world’s central banks that they would do whatever was necessary to improve global economic growth, including an unprecedented conditional commitment from the U.S. Federal Reserve to maintain low interest rates until unemployment falls below 6.5% or the inflation rate exceeds 2.5%. These commitments coupled with an improving U.S. economic outlook initiated in the latter half of the fiscal year in the equity markets. While economic news was mixed over the fiscal year, there was continued and modest growth in nonfarm payrolls, a falling unemployment rate and an improved housing outlook. Growth expectations notched higher and this helped advance the U.S. equity market. Increased expectations were tempered by concerns over the ability of the two major political parties to settle issues regarding the federal budget — issues that must bridge deep philosophical differences. For the full fiscal year, large cap growth stocks, as measured by the Russell 1000® Growth Index provided the weakest returns among major indices rising 10.1%, while the Russell 1000® Value Index gained 18.8%. In addition defensive type stocks outperformed on the year and this is evident in sector performance as telecom, health care and consumer staples sectors outperformed. The Federal Reserve’s decision to keep interest rates lower for the foreseeable future has made riskier assets more attractive and despite some downturns during the period in reaction to poor economic news, the US equity markets have been trending upward.

Within the Russell 1000® Value Index, the best performing sectors for the fiscal year were consumer discretionary, consumer staples and telecommunication services, posting gains of 30.1%, 26.2%, and 24.3%, respectively. All ten sectors generated positive returns, with materials, energy and information technology lagging the other sectors for the year. These latter sectors posted returns of 4.9%, 8.2% and 10.6%, respectively.

Mercer US Large Cap Value Equity Fund

The Mercer Large Cap Value Equity Fund underperformed the Russell 1000® Value Index during the fiscal period. The primary driver of underperformance was stock selection in the telecommunication services, information technology and health care sectors. Within the telecommunication services sector, exposure to out-of-benchmark holdings Koninklijke, Vodafone and France Telecom was a significant detractor, costing the portfolio 79 basis points in relative results. Technology holdings Marvel, Qualcomm and Cisco were a drag on relative results over the period. The overweight to health care holdings Humana and Aetna while an underweight to the holding Bristol-Myers was a notable detractor in the health care sector. At March 31, 2013 the Fund no longer held Vodafone and Marvel. An overweight position in the consumer discretionary sector and good stock selection in the financials and energy sectors contributed positively to results.

Robeco’s underperformance relative to the index for the fiscal year and on a sector attribution basis, was due in large part to sector weighting decisions. The underweight positions to the telecommunication services and consumer staples sectors and an overweight position to the tech sector were all large detractors for the period. Good stock selection in the materials sectors was a modest positive contribution to the Fund’s performance for the fiscal year. O’Shaughnessy underperformed the Index for the fiscal year. Despite strong stock selection in the financials sector, which contributed positively to O’Shaughnessy’s performance, their broader investment mandate and stock selection in telecoms detracted from performance. Brandywine also underperformed for the fiscal year, and like Robeco, was primarily hurt by sector weighting decisions. Overall, stock selection added value. TBCAM outperformed the benchmark for the fiscal year. TBCAM’s outperformance was primarily driven by stock selection in the energy and consumer discretionary sectors. Stock selection in the tech sector was a detractor.

Risk Considerations

Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2013

Comparison of Change in Value of a $10,000 Investment in

Mercer US Large Cap Value Equity Shares vs. the

Russell 1000® Value Index

As of March 31, 2013

This graph shows the performance of the Mercer US Large Cap Value Equity Fund1 Class Y-3 shares versus the Russell 1000® Value Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2013. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Due to market conditions, the Fund has experienced unusually high performance which may not be sustainable or repeated in the future.

Mercer US Small/Mid Cap Growth Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Growth Index.

Investment Strategy

The Fund invests principally in equity securities issued by small-to-medium capitalization U.S. companies. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 2500® Growth Index.

Performance

For the fiscal year ended March 31, 2013, the Fund’s Y-3 share class performance was 12.11% compared to its benchmark return of 13.69%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2013, the Fund employed four sub-advisors, Delaware Management Company (Delaware), Goldman Sachs Asset Management, L.P. (GSAM), Palisade Capital Management, L.L.C. (Palisade), and Westfield Capital Management Company, L.P. (Westfield). Delaware uses a bottom-up fundamental process in seeking to find companies with attractive business models that generate strong free cash flow. They also believe in a concentrated portfolio and will typically hold approximately 25 to 30 holdings. GSAM bases investment decisions on the identification of high-quality business franchises it believes that are strategically positioned for long-term growth. The firm seeks to invest in companies that meet its criteria for a high-quality growth investment, which include dominant market share, established brand name, pricing power, and recurring revenue streams. Palisade believes companies with strong or improving prospects for growth generate superior returns. Palisade believes that (1) fundamental research is the basis for identifying superior businesses, (2) long term investment success is the result of owning fundamentally strong and dynamic companies trading at a discount to their growth rates, (3) indentifying a dynamic of change before it appears in consensus estimates leads to superior returns, and (4) management plays a significant role in the success of a company. Westfield employs a fundamental, bottom-up approach which seeks to identify reasonably priced stocks with high earnings growth potential.

Market Commentary and Fund Performance

For the Fund’s fiscal year, the market, as measured by the S&P 500 Index, rose 14.0% continuing the rise which started in March 2009. The now four-year bull market has brought returns of 114% for the four-year period ending March 2013. For the prior fiscal year, it was split into distinct periods as economic news impacted investor’s views regarding which type of investments were most attractive. The fiscal year began with negative returns in the first fiscal quarter as the market digested a European debt crisis and the resulting global slowdown. Investors favored defensive type of equities and the perceived lower risk of U.S. treasuries. The fiscal year was marked by reassurance from the world’s central banks that they would do whatever was necessary to improve global economic growth, including an unprecedented conditional commitment from the U.S. Federal Reserve to maintain low interest rates until unemployment falls below 6.5% or the inflation rate exceeds 2.5%. These commitments coupled with an improving U.S. economic outlook initiated the latter half of the fiscal year in the equity markets. While economic news was mixed over the fiscal year, there was continued and modest growth in nonfarm payrolls, a falling unemployment rate and an improved housing outlook. Growth expectations notched higher and this helped advance the U.S. equity market. Increased expectations were tempered by concerns over the ability of the two major political parties to settle issues regarding the federal budget — issues that must bridge deep philosophical differences. For the full fiscal year, large cap growth stocks, as measured by the Russell 1000® Growth Index provided the weakest returns among major indices rising 10.1%, while the Russell 1000® Value Index gained 18.8%. In addition defensive type stocks outperformed on the year and this is evident in sector performance as telecom, health care and consumer staples sectors outperformed. The Federal Reserve’s decision to keep interest rates lower for the foreseeable future has made riskier assets more attractive and despite some downturns during the period in reaction to poor economic news, the US equity markets have been trending upward.

Mercer US Small/Mid Cap Growth Equity Fund

Within the Russell 2500® Growth Index, the best performing sectors for the fiscal year were industrials, financials and consumer staples posting gains of 22.1%, 20.9%, and 17.2%, respectively. Lagging sectors for the fiscal year were information technology, energy and consumer discretionary, posting returns of 1.8%, 8.1%, and 11.2%, respectively.

The Mercer US Small/Mid Cap Growth Equity Fund underperformed the Russell 2500® Growth Index for the period. The primary driver of underperformance was stock selection in the industrials sector. Notable detractors in this sector included Expeditors International, Ritchie Brothers, Kennametal and Ryder Systems, costing the portfolio 85 basis points in relative results. A lack of exposure to airline stocks was an additional and significant detractor for the period. Good stock selection in the energy and telecommunications sectors was a positive contributor for the fiscal year.

Delaware underperformed the index for the period. Because Delaware manages a concentrated and high tracking error portfolio with a long term investment horizon, performance can vary significantly from year to year, as was the case from prior fiscal year to the current fiscal year. The primary areas of underperformance were in the industrials, consumer discretionary and tech sectors. Good stock selection in the telecommunication services sector helped to offset some of the underperformance in other sectors. GSAM outperformed the index during the period. Strong stock selection in the tech, telecommunication services and consumer discretionary sectors boosted results for the period. In particular, stock selection among semiconductors, wireless telecommunications services and specialty retail stocks positively contributed to results. An underweight position and poor stock selection in the industrials sector detracted from results. Palisade underperformed for the period. Stock selection in the industrials and tech sectors was a significant detractor. In the tech sector, a significant overweight and stock selection among software industry stocks was a large detractor. A number of acquisitions in the portfolio boosted results. Westfield outperformed for the period. The primary driver of outperformance for the period was stock selection in the energy and consumer discretionary sectors. Stock selection in the health care and industrials sectors detracted from results.

Risk Considerations

The Fund invests in growth stocks which may be particularly sensitive to market conditions. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

March 31, 2013

Comparison of Change in Value of a $10,000 Investment in

Mercer US Small/Mid Cap Growth Equity Shares vs. the

Russell 2500® Growth Index

As of March 31, 2013

This graph shows the performance of the Mercer US Small/Mid Cap Growth Equity Fund1 Class Y-3 shares versus the Russell 2500® Growth Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2013. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Small/Mid Cap Value Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Value Index.

Investment Strategy

The Fund invests principally in equity securities issued by small-to-medium sized capitalization U.S. companies. Generally, the Fund invests in stocks that appear to be undervalued based on the stocks’ intrinsic values relative to their current market prices.

Performance

For the fiscal year ended March 31, 2013, the Fund’s Y-3 share class performance was 16.51% compared to its benchmark return of 21.17%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2013, the Fund employed four sub-advisors, AQR Capital Management, LLC (AQR), NWQ Investment Management Company, LLC (NWQ), Systematic Financial Management, L.P. (Systematic), and River Road Asset Management, LLC (River Road). AQR’s investment philosophy combines concepts of value and momentum into a quantitative process blended with traditional factors as inputs and weightings partially determined through qualitative analysis. NWQ uses bottom-up fundamental analysis to identify undervalued companies where catalysts for improved valuation exist. The firm seeks stocks that are mispriced or neglected by Wall Street with attractive risk/reward characteristics. Systematic’s investment philosophy is predicated on its belief that stock prices are a reflection of consensus earnings estimates, and as revisions to those estimates rise or fall, stock prices will move accordingly. Systematic applies a strategic combination of qualitative and quantitative research seeking to identify high-quality, attractively valued small and medium-sized companies exhibiting a confirmed catalyst for stock price appreciation. River Road believes inefficiencies can be captured in smaller capitalization and out-of-favor companies and in those securities with little analyst coverage. Through bottom-up, fundamental research, the team seeks companies with attractive, sustainable returns that are financially strong and trade at compelling valuations.

Market Commentary and Fund Performance

For the Fund’s fiscal year, the market, as measured by the S&P 500 Index, rose 14.0% continuing the rise which started in March 2009. The now four-year bull market has brought returns of 114% for the four-year period ending March 2013. For the prior fiscal year, it was split into distinct periods as economic news impacted investor’s views regarding which type of investments were most attractive. The fiscal year began with negative returns in the first fiscal quarter as the market digested a European debt crisis and the resulting global slowdown. Investors favored defensive type of equities and the perceived lower risk of U.S. treasuries. The fiscal year was marked by reassurance from the world’s central banks that they would do whatever was necessary to improve global economic growth, including an unprecedented conditional commitment from the U.S. Federal Reserve to maintain low interest rates until unemployment falls below 6.5% or the inflation rate exceeds 2.5%. These commitments coupled with an improving U.S. economic outlook initiated the latter half of the fiscal year in the equity markets. While economic news was mixed over the fiscal year, there was continued and modest growth in nonfarm payrolls, a falling unemployment rate and an improved housing outlook. Growth expectations notched higher and this helped advance the U.S. equity market. Increased expectations were tempered by concerns over the ability of the two major political parties to settle issues regarding the federal budget — issues that must bridge deep philosophical differences. For the full fiscal year, large cap growth stocks, as measured by the Russell 1000® Growth Index provided the weakest returns among major indices rising 10.1%, while the Russell 1000® Value Index gained 18.8%. In addition defensive type stocks outperformed on the year and this is evident in sector performance as telecom, health care and consumer staples sectors outperformed. The Federal Reserve’s decision to keep interest rates lower for the foreseeable future has made riskier assets more attractive and despite some downturns during the period in reaction to poor economic news, the US equity markets have been trending upward.

Mercer US Small/Mid Cap Value Equity Fund

Within the Russell 2500® Value Index, the best performing sectors were consumer staples, consumer discretionary and health care with gains of 37.2%, 29.5%, and 26.5%, respectively. Lagging sectors included telecommunication services, and information technology, which posted returns of -3.1%, -3.5%, and -6.3%, respectively.

The Mercer Small/Mid Cap Value Equity Fund underperformed the Russell 2500® Value Index for the fiscal year. Stock selection in the consumer discretionary and health care sectors was the primary driver of underperformance for the period. In the consumer discretionary sector, notable detractors included the holdings Big Lots, Career Education, Ascena Retail and Express. At March 31, 2013 the Fund no longer held Express. In the health care sector, stock selection among health care providers cost the portfolio 84 basis points in relative results and was the leading industry detractor in that sector. Good stock selection in the financials and telecommunications sectors helped to offset underperformance in other sectors.

AQR, a manager with a quantitative strategy combining elements of valuation and momentum, underperformed the index. The strategy underperformed primarily due to implementation of a long/short model portfolio into a long only portfolio. AQR’s sector weighting decisions offset some of the underperformance on the year. NWQ underperformed the benchmark, with the strategy lagging in the tech and consumer discretionary sectors. In the tech sector, underperformance was largely due to significant overweights to underperforming semiconductor and electronic equipment industries. A lack of exposure to homebuilders in the consumer discretionary sector was an additional detractor. Stock selection in the financials sector helped relative results. River Road outperformed for the period, posting strong relative results in the financials and tech sectors. In tech, underweighting those same underperforming semiconductor and electronic equipment industries, was a boost to relative results. Stock selection in the consumer discretionary sector detracted from results. Systematic posted strong absolute returns but lagged the benchmark for the period. Stock selection in the consumer sectors was a significant detractor for the period. In the consumer discretionary sector, the holding Herbalife was a notable detractor, costing the portfolio 94 basis points in relative results. At March 31, 2013 the Fund no longer held Herbalife. Good stock selection in the materials sector was a positive contributor.

Risk Considerations

Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

March 31, 2013

Comparison of Change in Value of a $10,000 Investment in

Mercer US Small/Mid Cap Value Equity Shares vs. the

Russell 2500® Value Index

As of March 31, 2013

This graph shows the performance of the Mercer US Small/Mid Cap Value Equity Fund1 Class Y-3 shares versus the Russell 2500® Value Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2013. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Non-US Core Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI EAFE Index.

Investment Strategy

The Fund invests principally in equity securities issued by non-U.S. companies of any capitalization, located in the world’s developed and emerging capital markets.

Performance

For the fiscal year ended March 31, 2013, the Fund’s Y-3 share class performance was 11.53% compared to its benchmark return of 11.25%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2013, the Fund employed four sub-advisors, Arrowstreet Capital, Limited Partnership (Arrowstreet), Echo Point Investment Management, LLC (Echo Point), Lingohr & Partner North America, Inc. (Lingohr) and Massachusetts Financial Services Company (MFS). The Fund was reduced from six managers to four managers in September, 2012 when the dedicated emerging markets managers, Lazard Asset Management (Lazard) and William Blair & Company L.L.C. (William Blair) were removed from the Fund.

Arrowstreet employs a quantitative investment approach, focusing on developing and exploiting proprietary signals. Arrowstreet’s proprietary investment process measures the direct effects on stocks, as well as the indirect effects on countries, global sectors, country/sector interactions, and expanded linkages of inter-related companies. Arrowstreet constructs portfolios with an integrated alpha forecast, while simultaneously estimating risk and transaction costs, to create optimized portfolios. Echo Point manages a growth portfolio, which focuses on attractively valued stocks that are identified as being high quality and exhibiting strong growth characteristics. This strategy invests opportunistically in emerging markets. Lingohr manages a value portfolio, which consists of undervalued stocks identified through the firm’s disciplined, systematic, quantitative investment approach. Stock selection includes a fundamental qualitative overlay through the portfolio management team. This strategy invests opportunistically in emerging markets. MFS manages a value portfolio, which focuses on stocks whose long-term value they believe is not adequately reflected in the stock price. This strategy invests opportunistically in emerging markets.

Market Commentary and Fund Performance

International equity markets were influenced by the on-going sovereign debt crisis in Europe and uncertainty over China growth during the 12 month period ending March 31, 2013. The one year period was defined by two divergent markets. During the second quarter of 2012, concerns over the European crisis and the decelerating US economy resurfaced leading to the selloff of risky assets. News that the Eurozone had officially reentered a recession during the first quarter of 2012 fueled the market selloff. In addition, the French election, although the results were not a surprise, concerned investors due to the potential disruption of established austerity policies and increased tensions with Germany. In addition, the periphery countries remained in focus as Spain’s third largest bank, Bankia, was bailed out. Contributing to the global uncertainty was China’s government warning that their growth expectations for 2012 had fallen to 7.5% from the original 7.9% expectation.

However, over the subsequent 9-month period ending March 31, 2013, the markets stabilized as positive economic and fiscal news buoyed a market rally, posting a 19.8% return, after selling off -7.2% over the previous 3 months. During the third quarter of 2012, the world’s central bankers helped stem investors’ concerns about slowing economic growth and the potential of a Eurozone breakup with accommodative monetary policy. Europe rebounded during the third quarter spurred by the market’s positive reaction to the European Central Bank’s (“ECB”) bond-buying program which reduced the risk of sovereign default. Rounding out 2012, the market continued to rally into the fourth quarter supported by policy measures taken by the ECB and signs of China stabilization.

For 2013, the market forged ahead in January supported again by positive macro news. Positive news out of the U.S. sparked the market rally, particularly the news on the fiscal cliff resolution, an extension of the U.S. debt ceiling and positive earnings

Mercer Non-US Core Equity Fund

announcements. In addition, stabilization in Europe and signs that China growth may be recovering supported global equities. Over the rest of the quarter, however, uncertainty resurfaced again regarding stability in Europe particularly the Italian election results and the voter’s failure to endorse the fiscal austerity program. In addition, the banking crisis in Cyprus, fueled an increase in volatility during the second half of the quarter. The market proved resilient and held their gains and returned 5.2% for the first quarter of 2013. The MSCI EAFE Index posted a solid gain of 11.25% for the 12-month period ending March 31, 2013.

In this environment, the Mercer Non-US Core Equity Fund outperformed the MSCI EAFE Index by 0.28% for the 12-month period ending March 31, 2013. The Fund’s bias to quality in terms of investing in companies with sustainable levels of profitability and positive exposures to defensive sectors were the primary drivers of outperformance. In addition, favorable security selection in energy, information technology and materials contributed positively to performance. From a country perspective, positive selection in China, Japan, Germany, and the United Kingdom contributed positively to performance. Somewhat offsetting positive performance was negative country, sector and selection decisions. In particular, an underweight to Australia, an overweight to Italy and an overweight to emerging markets, such as Brazil and China detracted from performance. From a sector perspective, an underweight to the outperforming financials sector and an overweight to the underperforming information technology sector were detractors from performance. In addition, security selection was negative in consumer staples and consumer discretionary.

In aggregate, performance of the Fund’s sub-advisors was positive, with three of the four sub-advisors outperforming. MFS led all sub-advisors, by outperforming the index by 5.29%, as their style of focusing on undervalued, high quality businesses did well over the past year. Performance was driven by both sector and security selection decisions. Security selection was particularly strong in information technology, industrials and materials. Sector allocations were driven by underweighting industrials and materials in favor of overweighting consumer staples. From a regional perspective, selection in the Asia Pacific and Western Europe regions contributed positively to performance. Slightly offsetting the positive performance was the decision to overweight the poor performing telecommunication sector and negative security selection in the information technology sector. Another strong contributor for the year was Arrowstreet. Arrowstreet outperformed from a sector perspective as a result of positive contributors from sector allocations and selection. Sector allocations were positive as a result of overweighting health care and underweighting energy, materials and utilities. Selection was strong in consumer discretionary, energy, health care, industrials, and telecommunication services. From a regional perspective, most of the value-add was driven by positions in Western Europe (France, Germany, Spain, Sweden, and the United Kingdom). In addition, positions in Asia Pacific, led by Australia and Japan also added value. Slightly offsetting the positive performance was the decision to overweight the information technology sector and negative security selection within the sector. Echo Point also added value over the past year driven by positive selection in financials, information technology and telecommunication services. From a regional perspective, the majority of value-add was driven by selection in Europe, particularly in Germany and the United Kingdom. Slightly offsetting the positive performance was negative selection within the industrials sector. The primary detractor for the past year was Lingohr. Lingohr detracted from performance due to sector allocation and selection decisions. Sector allocations were hurt by underweighting consumer staples, financials and health care in favor of overweighting materials and consumer discretionary. Selection was particularly difficult in telecommunication services, consumer staples and industrials. From a regional perspective, most of the underperformance was due to the Emerging Market non-benchmark exposure. Slightly offsetting the negative performance was positive selection in the industrials sector.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2013

Comparison of Change in Value of a $10,000 Investment in

Mercer Non-US Core Equity Shares vs. the

MSCI EAFE Index

As of March 31, 2013

This graph shows the performance of the Mercer Non-US Core Equity Fund1 Class Y-3 shares versus the MSCI EAFE Index from August 18, 2006, which is the inception date of the Fund, through March 31, 2013. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Core Opportunistic Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation. The benchmark for the Fund is the Barclays U.S. Aggregate BondTM Index.

Investment Strategy

The Fund invests principally in investment grade fixed income securities, including government securities and corporate bonds. The Fund may also invest in non-investment grade bonds, non-U.S. dollar denominated bonds, bonds issued by issuers located in emerging capital markets, and certain derivative instruments.

Performance

For the fiscal year ended March 31, 2013, the Fund’s Y-3 share class performance was 6.15% compared to its benchmark return of 3.77%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2013, the Fund employed four sub-advisors, Dodge & Cox, Western Asset Management Company (WAMCO), Pacific Investment Management Company LLC (PIMCO), and MacKay Shields LLC. Dodge & Cox manages its allocated portion of the Fund with an extended investment horizon supported by fundamental research and a strict valuation discipline. Their process emphasizes security-level research and individual security and sector selection to build a high-average-quality portfolio that seeks incremental yield versus the broad market. WAMCO manages its allocated portion of the Fund using a diversified, tightly controlled, value-oriented portfolio. The firm’s management style emphasizes the use of multiple strategies and active sector rotation and issue selection, while constraining overall interest rate risk relative to the benchmark. PIMCO manages its allocated portion of the Fund using a blend of long-range macro-economic forecasts with shorter-term, bottom-up security selection focused on valuation. The firm uses sector rotation and duration targeting as primary drivers of performance within a disciplined, risk-controlled approach. MacKay Shields manages its allocated portion of the Fund using a philosophy which is centered on the belief that the best risk-adjusted returns and, ultimately, the best absolute returns, are generated by a strategy of yield capture and error avoidance. This research process is focused on avoiding securities that have uncompensated risk.

Market Commentary and Fund Performance

Although there was frequent volatility and reversals of investor sentiment during the one-year period ending March 31, 2013, the general trend over the trailing twelve months was favorable for fixed income investors. U.S. Treasury rates fell moderately for the period, with the 10-year Treasury dropping 36 basis points (2.21% at March 31, 2012 versus 1.85% at March 31, 2013) and the 30-year Treasury dropping slightly less at 25 basis points (3.35% at March 31, 2012 versus 3.10% at March 31, 2013), but with sizable moves over short time periods and a wide trading range overall (nearly 100 basis points from high to low for the 10-year Treasury). The calendar pattern in recent years — strong starts followed by mid-year sell-offs and risk aversion, migrating back towards risk seeking in the closing months — continued to hold for 2012. After a big move upwards in risk assets to start the year, the second calendar quarter brought renewed market focus on challenges in the Euro-zone as well as deteriorating U.S. economic data, to the point where 10-year Treasury rates touched below 1.40% (a measure 60 basis points lower than the lowest level seen in the 2008 Global Financial Crisis). Later, despite mixed U.S. economic data and slowing global economic activity, market sentiment improved due largely to efforts by the European Central Bank and Federal Reserve to support economic growth and foster market confidence. Notable “interventions” and actions included extending Operation Twist, announcing Quantitative Easing III, and moving away from rate/date guidance towards inflation and employment targets. This improved sentiment, in addition to strong corporate fundamentals and improving news from Europe, drove a credit sector rally to end the year. Favorable market technicals were also present, with investor appetite for new issuance offering (any) yield relative to near-zero money markets and ultra-low Treasury yields. Not even the tightly contested U.S. presidential election, fiscal cliff/sequester discussions, and headline-making in Italy and Cyprus toward the end of the period could derail non-Treasury bond spreads from moving lower. Although market performance was positive, it was somewhat of a unsettled twelve-month period for investors given a slowly improving U.S. economy that appears to be balancing support for shorter-term risks with the need to prepare for longer-term prosperity.

Mercer Core Opportunistic Fixed Income Fund

Given a downward trend in both the U.S. Treasury curve (rates lower) and credit spreads (buyers pushing up prices for riskier assets) over the twelve months ending March 31, 2013, absolute returns in fixed income were relatively strong. Spread sectors (non-Treasury) provided healthy returns for the fiscal period in absolute terms and in relation to similar-duration Treasuries (excess returns), led by a double-digit return in the high yield sector. The Fund’s return was positive in both absolute terms and in relation to the Barclays U.S. Aggregate Bond Index for the period. The Fund benefited from its strategic overweight to spread sectors including an allocation to high yield that was the top performing sub-sector for the trailing twelve months. The Fund underweight to lower yielding US Treasuries in the form of a shorter duration stance or term structure bias (favoring certain maturities over others) relative to the index was detrimental to performance at times.

The risk posture of each sub-advisor correlated with their respective performance results. PIMCO’s relatively defensive top-down positioning was particularly helpful during periods of condensed risk-aversion but not detrimental during spread rallies. WAMCO’s more aggressive spread sector allocation provided returns well ahead of the Fund’s benchmark, while Dodge & Cox’s bias towards corporate credit and avoidance of government exposure most benefited the Fund after the June/July market shift. Although MacKay slightly trailed its sector benchmark, the high yield market itself greatly outperformed broad market fixed income, prompting MacKay to easily surpass the Fund’s benchmark. Strategic and/or tactical underweights to lower yielding US Treasuries in the form of a shorter duration stance or term structure bias (favoring certain maturities over others), relative to benchmarks was detrimental to sub-advisor performance at times.

Risk Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline. The Fund may invest in more aggressive investments such as foreign securities which may expose the Fund to currency and exchange rate fluctuations, derivatives (futures, options, swaps) and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2013

Comparison of Change in Value of a $10,000 Investment in

Mercer Core Opportunistic Fixed Income Shares vs. the

Barclays U.S. Aggregate Bond™ Index

As of March 31, 2013

This graph shows the performance of the Mercer Core Opportunistic Fixed Income Fund1 Class Y-3 shares versus the Barclays US Aggregate Bond™ Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2013. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Emerging Markets Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI Emerging Markets Index.

Investment Strategy

The Fund invests principally in equity securities of large, medium and small capitalization companies, located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European and Global Depository receipts.

Performance*

Since inception of May 1, 2012, the Fund’s Y-3 share class performance was 5.64% compared to its benchmark return of 3.19%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2013, the Fund employed three sub-advisors, AQR Capital Management, LLC (AQR), Kleinwort Benson Investors International Ltd. (KBI) and Vontobel Asset Management, Inc. (Vontobel). AQR employs a quantitative investment approach focused on sourcing alpha from currency, country and security selection models. AQR’s proprietary investment process uses systematic factors, such as value, momentum, quality factors within the alpha models. AQR constructs portfolios with an integrated alpha forecast, while simultaneously estimating risk and transaction costs, to create optimized portfolios. KBI manages a systematic process focusing on quality firms growing their dividend yield. The portfolio construction process uses sector and region constraints to minimize uncompensated risks to ensure the majority of risk is associated with the alpha model. Vontobel uses a fundamental process to identify high quality, sustainable growth companies in businesses with high barrier to entry. Vontobel’s risk management process focused on capital preservation and manages risk in absolute terms.

Market Commentary and Fund Performance

Emerging equity markets were influenced by the on-going sovereign debt crisis in Europe and uncertainty over China growth during the 11 month period ending March 31, 2013. The period was defined by two divergent markets. During the second quarter of 2012, concerns over the European crisis and the decelerating US economy resurfaced leading to the selloff of risky assets. News that the Eurozone had officially reentered a recession during the first quarter fueled the market sell-off. In addition, the French election, although the results were not a surprise, concerned investors due to the potential disruption of established austerity policies and increased tensions with Germany. In addition, the periphery countries remained in focus as Spain’s third largest bank, Bankia, was bailed out. Contributing to the global uncertainty was China’s government warning that their growth expectations for 2012 had fallen to 7.5% from the original 7.9% expectation.

However, over the subsequent 9-month period ending March 31, 2013, the markets stabilized as positive economic and fiscal news buoyed a market rally, posting a 12.3% return, after selling off -6.6% over the previous 2 months. During the third quarter of 2012, the world’s central bankers helped stem investors’ concerns about slowing economic growth and the potential of a Eurozone breakup with accommodative monetary policy. Europe rebounded during the third quarter spurred by the market’s positive reaction to the European Credit Bank’s (“ECB”) bond-buying program which reduced the risk of sovereign default. Rounding out 2012, the market continued to rally into the fourth quarter supported by policy measures taken by the ECB and signs of China stabilization.

For 2013, the market forged ahead in January supported again by positive macro news. Positive news out of the U.S. sparked the market rally, particularly the news on the fiscal cliff resolution, an extension of the U.S. debt ceiling and positive earnings announcements. In addition, stabilization in Europe and signs that China growth may be recovering supported global equities. Over the rest of the quarter, however, uncertainty resurfaced again regarding stability in Europe particularly the Italian election results and the voter’s failure to endorse the fiscal austerity program. In addition, the banking crisis in Cyprus and

*	The Fund commenced operations on May 1, 2012.

Mercer Emerging Markets Equity Fund

strict requirements for an EU bailout fueled an increase in volatility during the second half of the quarter. The market struggled to gain a footing and returned -1.62% for the first quarter of 2013. The MSCI Emerging Market Index posted a solid gain of 3.19% for the 11-month period ending March 31, 2013.

In this environment, the Mercer Emerging Markets Equity Fund outperformed the MSCI Emerging Markets Index by +2.45% for the 11-month period ending March 31, 2013. The Fund’s bias to quality in terms of investing in companies with sustainable levels of profitability and positive exposures to defensive sectors were the primary drivers of outperformance. The primary sector allocations adding value included overweighting consumer staples and underweighting energy, financials and materials. In addition, favorable security selection in consumer discretionary, consumer staples and industrials contributed positively to performance. From a country perspective, positive selection in Mexico, Malaysia and South Korea contributed positively to performance. Offsetting some of the positives for the Fund was negative security selection in financials and information technology.

In aggregate, performance of the Fund’s sub-advisors was positive, with all three sub-advisors outperforming. Vontobel was the strongest contributor, as their style of focusing on high quality, sustainable growth businesses did well over the past year. Performance was driven by both sector and selection decisions. Security selection was particularly strong in consumer staples and industrials. Sector allocations were driven by underweighting energy and materials in favor of overweighting consumer staples. From a regional perspective, selection in the Asia Pacific and Latin America regions contributed positively to performance. Slightly offsetting some of the positives for Vontobel was negative security selection in information technology and utilities. KBI added value primarily due to selection in consumer staples, energy, information technology, and telecommunication services. From a regional perspective, regional allocations drove performance, with an overweight to Asia Pacific (China and Taiwan) adding value. Detracting from KBI’s performance was negative security selection in the consumer staples and financial sectors. AQR also contributed positively, with a combination of currency, country and security selection adding value. Positive security selection contribution was driven by consumer staples, energy, financials, and industrials.

Risk Considerations

The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as derivatives (futures, options, swaps) all of which may cause greater volatility and less liquidity. Derivatives are more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

March 31, 2013

Comparison of Change in Value of a $10,000 Investment in

Mercer Emerging Markets Equity Shares vs. the

MSCI Emerging Markets Index

As of March 31, 2013

This graph shows the performance of the Mercer Emerging Markets Equity Fund Class Y-3 shares versus the MSCI Emerging Markets Index from May 1, 2012, which is the inception date of the Fund, through March 31, 2013. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Global Low Volatility Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI World Index.

Investment Strategy

The Fund invests principally in equity securities of U.S. and foreign issuers, of large, medium and small capitalization companies.

Performance*

Since inception of November 6, 2012, the Fund’s Y-3 share class performance was up 12.13% compared to its benchmark return of 11.00%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2013, the Fund employed three sub-advisors, Acadian Asset Management LLC (Acadian), MFG Asset Management (MFG) and First Eagle Investment Management, LLC (First Eagle). Acadian’s process uses both risk analysis and alpha forecasts to create the portfolio. The process uses a risk model to determine the systematic risk and the level of volatility of each stock in the investible universe. Once a stock’s risk is determined, the manager uses their alpha model as an overlay to determine the optimal mix of securities. The alpha model consists of five alpha categories including value, growth, risk, macroeconomic, and technical factors. MFG screens the universe of investible global stocks to identify companies which MFG believes have demonstrable and sustainable competitive advantages, which are then evaluated using MFG’s key quality criteria: economic moat; business risk; agency risk; and re-investment potential. The manager then incorporates “dual-lens” valuation using both long-term intrinsic value and three-year forecast total shareholder returns using MFG’s proprietary forecasts. Portfolio construction is determined by each stock’s ranking based on the qualitative assessment of the key criteria, the quantitative assessment driven by valuation, and detailed macroeconomic research within a robust risk management framework. From time to time, MFG may hold up to 20% in cash if warranted by their assessment of the macro environment. First Eagle can be broadly characterized as value in approach, looking to identify companies selling at a discount to intrinsic value with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). The primary valuation measure is enterprise value to normalized earnings before interest and taxes, although other metrics can be applied depending on the company or industry. If stocks are deemed too expensive, based on their bottom up valuation analysis, cash or bonds will be held instead up to 20%. In addition, a gold exposure is maintained (both through gold backed exchange traded funds and the equities of gold mining companies), with the view that it is a potential portfolio hedge.

Market Commentary and Fund Performance

Global equity markets were influenced by the on-going sovereign debt crisis in Europe and uncertainty over China growth during the 5-month period ending March 31, 2013. The market rallied late in the 4th quarter, led by Europe and Asia, supported by policy measures taken by the ECB and signs of China stabilization.

For 2013, the market forged ahead in January supported again by positive macro news. Positive news out of the U.S. sparked the market rally, particularly the news on the fiscal cliff resolution, an extension of the U.S. Debt ceiling and positive earnings announcements. In addition, stabilization in Europe and signs that China growth may be recovering supported global equities. Over the rest of the quarter, however, uncertainty resurfaced again regarding stability in Europe particularly the Italian election results and the voter’s failure to endorse the fiscal austerity program. In addition, the banking crisis in Cyprus and strict requirements for an EU bailout fueled an increase in volatility during the second half of the quarter. The market proved resilient and held their gains and returned 5.1% for the first quarter of 2013. The MSCI World Index posted a solid gain of 11.00% for the 5-month period ending March 31, 2013.

*	The Fund commenced operations on November 6, 2012.

Mercer Global Low Volatility Equity Fund

In this environment, the Mercer Global Low Volatility Equity Fund outperformed the MSCI World Index by +1.13% for the 5-month period ending March 31, 2013. The Fund’s bias to lower market volatility with a high quality bias versus the broad index was rewarded over this time period. The majority of positive relative performance was during the first quarter of 2013, as more conservative positioning was rewarded. The defensive sector allocations such as overweight positions in consumer staples and utilities and underweighting the more cyclical areas of the market such as energy, financials, industrials, and materials added value. In addition, favorable security selection in consumer staples, financials and information technology contributed positively to performance. From a country perspective, positive selection in the United States, France and the United Kingdom contributed positively to performance. Offsetting some of the positives was a cash allocation that averaged approximately 9% in the Fund since inception.

In aggregate, performance of the Fund’s sub-advisors was positive, with two of the three sub-advisors outperforming. Acadian was a positive contributor as performance was driven by sector decisions. Sector allocations were driven by underweighting energy, information technology and materials and overweighting consumer staples. From a regional perspective, selection in the Asia Pacific region (ex-Japan), as well as North America and European regions, contributed positively to performance. Detracting from performance included the underweight to the outperforming consumer discretionary sector and negative security selection in the financials sector. MFG contributed positively to performance as performance was driven by both sector and security selection decisions. Security selection was strong in consumer discretionary and financials. Sector allocations were driven by overweighting consumer staples and underweighting materials. From a regional perspective, selection in North America and Western Europe contributed positively. First Eagle lagged since inception, with the majority of underperformance driven by a strategic allocation to gold and a tactical allocation to cash which both underperformed during the equity market rally over this time period. Offsetting some of the negative performance was positive security selection in financials and industrials.

Risk Considerations

The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as derivatives (futures, options, swaps) all of which may cause greater volatility and less liquidity. Derivatives are more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2013

Comparison of Change in Value of a $10,000 Investment in

Mercer Global Low Volatility Equity Shares vs. the

MSCI World Index

As of March 31, 2013

This graph shows the performance of the Mercer Global Low Volatility Equity Fund Class Y-3 shares versus the MSCI World Index from November 6, 2012, which is the inception date of the Fund, through March 31, 2013. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Short Maturity Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide safety of principal and a moderate level of income. The benchmark for the Fund is the Barclays Government/Credit 1-3 Year Bond Index.

Investment Strategy

The Fund invests principally in investment grade fixed income securities of U.S. issuers, including government securities and corporate bonds. Generally, the Fund maintains an average dollar-weighted portfolio maturity of one to three years.

Performance

For the fiscal year ended March 31, 2013, the Fund’s Y-3 share class performance was 1.14% compared to its benchmark return of 1.10%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2013, the Fund employed one sub-advisor, J.P. Morgan Investment Management Inc. (JP Morgan). JP Morgan manages the Fund using a bottom-up, relative value perspective, seeking to identify bonds that are high quality and offer inexpensive cash flows. The process is driven largely by security selection, seeking bonds that are undervalued.

Market Commentary and Fund Performance

Although there was frequent volatility and reversals of investor sentiment during the one-year period ending March 31, 2013, the general trend over the trailing twelve months was favorable for fixed income investors. U.S. Treasury rates fell moderately for the period, with the 10-year Treasury dropping 36 basis points (2.21% at March 31, 2012 versus 1.85% at March 31, 2013) and the 30-year Treasury dropping slightly less at 25 basis points (3.35% at March 31, 2012 versus 3.10% at March 31, 2013), but with sizable moves over short time periods and a wide trading range overall (nearly 100 basis points from high to low for the 10-year Treasury). The calendar pattern in recent years — strong starts followed by mid-year sell-offs and risk aversion, migrating back towards risk seeking in the closing months — continued to hold for 2012. After a big move upwards in risk assets to start the year, the second calendar quarter brought renewed market focus on challenges in the Euro-zone as well as deteriorating U.S. economic data, to the point where 10-year Treasury rates touched below 1.40% (a measure 60 basis points lower than the lowest level seen in the 2008 Global Financial Crisis). Later, despite mixed U.S. economic data and slowing global economic activity, market sentiment improved due largely to efforts by the European Central Bank and Federal Reserve to support economic growth and foster market confidence. Notable “interventions” and actions included extending Operation Twist, announcing Quantitative Easing III, and moving away from rate/date guidance towards inflation and employment targets. This improved sentiment, in addition to strong corporate fundamentals and improving news from Europe, drove a credit sector rally to end the year. Favorable market technicals were also present, with investor appetite for new issuance offering (any) yield relative to near-zero money markets and ultra-low Treasury yields. Not even the tightly contested U.S. presidential election, fiscal cliff/sequester discussions, and headline-making in Italy and Cyprus toward the end of the period could derail non-Treasury bond spreads from moving lower. Although market performance was positive, it was somewhat of a unsettled twelve-month period for investors given a slowly improving U.S. economy that appears to be balancing support for shorter-term risks with the need to prepare for longer-term prosperity.

Given a downward trend in both the U.S. Treasury curve (rates lower) and credit spreads (buyers pushing up prices for riskier assets) over the twelve months ending March 31, 2013, absolute returns in fixed income were relatively strong. Spread sectors (non-Treasury) provided healthy returns for the fiscal period in absolute terms and in relation to similar-duration Treasuries (excess returns), although agency mortgage-backed securities trailed in excess returns.

Risk Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub- advisors to allocate assets.

Mercer Funds

March 31, 2013

Comparison of Change in Value of a $10,000 Investment in

Mercer US Short Maturity Fixed Income Shares vs. the

Barclays Government/Credit 1-3 Year Bond Index

As of March 31, 2013

This graph shows the performance of the Mercer US Short Maturity Fixed Income Fund1 Class Y-3 shares versus the Barclays Government/Credit 1-3 Year Bond Index from August 22, 2005, which is the inception date of the Fund, through March 31, 2013. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares held less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Large Cap Growth Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	COMMON STOCKS — 97.8%

	Aerospace & Defense — 1.0%

25,807	Boeing Co. (The)	2,215,532
27,050	United Technologies Corp.	2,527,281

		4,742,813

	Agriculture — 3.4%

111,072	Monsanto Co.	11,732,535
43,989	Philip Morris International, Inc.	4,078,220

		15,810,755

	Airlines — 0.2%

62,000	Delta Air Lines, Inc.*	1,023,620

	Apparel — 1.7%

33,214	Coach, Inc.	1,660,368
70,369	NIKE, Inc. Class B	4,152,474
11,800	Ralph Lauren Corp.	1,997,858

		7,810,700

	Auto Parts & Equipment — 0.4%

22,700	BorgWarner, Inc.*	1,755,618

	Banks — 0.8%

96,544	Wells Fargo & Co.	3,571,163

	Beverages — 2.1%

26,701	Anheuser-Busch InBev NV, ADR	2,658,085
175,566	Coca-Cola Co. (The)	7,099,889

		9,757,974

	Biotechnology — 4.6%

32,400	Alexion Pharmaceuticals, Inc.*	2,985,336
21,900	Amgen, Inc.	2,244,969
38,936	Biogen Idec, Inc.*	7,511,144
26,900	Celgene Corp.*	3,117,979
24,997	Illumina, Inc.* ‡	1,349,838
6,769	Regeneron Pharmaceuticals, Inc.*	1,194,051
50,998	Vertex Pharmaceuticals, Inc.*	2,803,870

		21,207,187

	Chemicals — 2.1%

23,412	Agrium, Inc.‡	2,282,670
43,824	Ecolab, Inc.	3,513,808
24,300	Praxair, Inc.	2,710,422
8,667	Sherwin-Williams Co. (The)	1,463,770

		9,970,670

See accompanying Notes to the Financial Statements.	27

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Commercial Services — 3.6%

27,430	ADT Corp. (The)	1,342,424
3,510	Mastercard, Inc. Class A	1,899,366
79,200	Visa, Inc. Class A	13,451,328

		16,693,118

	Computers — 7.1%

40,026	Apple, Inc.	17,716,708
15,564	Cognizant Technology Solutions Corp. Class A*	1,192,358
123,510	EMC Corp.*	2,950,654
39,251	International Business Machines Corp.	8,372,238
23,435	SanDisk Corp.*	1,288,925
28,872	Teradata Corp.*	1,689,301

		33,210,184

	Cosmetics & Personal Care — 1.0%

22,000	Estee Lauder Cos. (The), Inc. Class A	1,408,660
40,615	Procter & Gamble Co. (The)	3,129,792

		4,538,452

	Distribution & Wholesale — 0.4%

9,676	Fastenal Co.	496,863
6,700	W.W. Grainger, Inc.	1,507,366

		2,004,229

	Diversified Financial Services — 2.4%

20,992	American Express Co.	1,416,120
5,700	BlackRock, Inc.	1,464,216
23,400	Citigroup, Inc.	1,035,216
15,000	Franklin Resources, Inc.	2,262,150
13,025	Goldman Sachs Group, Inc. (The)	1,916,629
12,528	IntercontinentalExchange, Inc.*	2,042,941
16,131	T. Rowe Price Group, Inc.	1,207,728

		11,345,000

	Engineering & Construction — 0.4%

28,200	Fluor Corp.	1,870,506

	Food — 1.2%

33,347	Kraft Foods Group, Inc. Class A	1,718,371
58,508	Mondelez International, Inc. Class A	1,790,930
47,941	Unilever NV	1,965,581

		5,474,882

	Health Care - Products — 2.8%

24,200	Covidien Plc	1,641,728
47,215	Edwards Lifesciences Corp.*	3,879,184
6,175	Intuitive Surgical, Inc.*	3,033,098
38,620	Johnson & Johnson	3,148,689

28	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Health Care - Products — continued

15,584	Varian Medical Systems, Inc.*	1,122,048

		12,824,747

	Health Care - Services — 1.0%

6,144	DaVita HealthCare Partners, Inc.*	728,617
24,200	HCA Holdings, Inc.	983,246
53,127	UnitedHealth Group, Inc.	3,039,396

		4,751,259

	Home Builders — 0.3%

31,800	Lennar Corp. Class A‡	1,319,064

	Insurance — 0.7%

59,204	American International Group, Inc.*	2,298,299
15,935	Aon Plc	980,003

		3,278,302

	Internet — 13.0%

64,744	Amazon.Com, Inc.*	17,253,629
13,100	Baidu, Inc., Sponsored ADR*	1,148,870
60,925	eBay, Inc.*	3,303,353
25,700	F5 Networks, Inc.*	2,289,356
226,401	Facebook, Inc. Class A*	5,791,338
26,485	Google, Inc. Class A*	21,029,885
2,200	LinkedIn Corp. Class A*	387,332
13,178	priceline.com, Inc.*	9,065,541
12,733	Splunk, Inc.*	509,702

		60,779,006

	Iron & Steel — 0.3%

27,067	Nucor Corp.	1,249,142

	Lodging — 0.9%

73,800	Las Vegas Sands Corp.	4,158,630

	Machinery - Construction & Mining — 0.2%

18,735	Joy Global, Inc.	1,115,107

	Media — 2.2%

37,100	CBS Corp. Class B	1,732,199
28,179	Comcast Corp. Class A	1,183,800
22,057	Discovery Communications, Inc. Class A*	1,736,768
51,900	News Corp. Class A	1,583,988
494,500	Sirius XM Radio, Inc.	1,523,060
46,175	Walt Disney Co. (The)	2,622,740

		10,382,555

	Metal Fabricate & Hardware — 1.3%

31,422	Precision Castparts Corp.	5,958,240

See accompanying Notes to the Financial Statements.	29

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Miscellaneous - Manufacturing — 3.8%

130,353	Danaher Corp.	8,101,439
54,793	Eaton Corp. Plc	3,356,071
183,742	General Electric Co.	4,248,115
26,976	Honeywell International, Inc.	2,032,642

		17,738,267

	Oil & Gas — 2.3%

19,600	Cabot Oil & Gas Corp.	1,325,156
11,128	Occidental Petroleum Corp.	872,101
54,303	Range Resources Corp.	4,400,715
70,200	Southwestern Energy Co.*	2,615,652
53,576	Suncor Energy, Inc.	1,607,816

		10,821,440

	Oil & Gas Services — 3.8%

63,772	Cameron International Corp.*	4,157,934
71,900	FMC Technologies, Inc.*	3,910,641
52,256	National Oilwell Varco, Inc.	3,697,112
80,178	Schlumberger, Ltd.	6,004,531

		17,770,218

	Pharmaceuticals — 6.2%

11,500	Abbott Laboratories	406,180
80,494	Allergan, Inc.	8,985,545
30,400	BioMarin Pharmaceutical, Inc.*	1,892,704
55,288	Bristol-Myers Squibb Co.	2,277,313
70,443	Express Scripts Holding Co.*	4,061,039
141,935	Gilead Sciences, Inc.*	6,944,880
30,000	GlaxoSmithKline Plc, Sponsored ADR	1,407,300
12,910	Perrigo Co.	1,532,804
52,427	Pfizer, Inc.	1,513,043

		29,020,808

	Pipelines — 0.8%

92,773	Kinder Morgan, Inc.	3,588,460

	REITS — 0.4%

24,800	American Tower Corp. REIT	1,907,616

	Retail — 8.7%

10,842	Bed Bath & Beyond, Inc.*	698,442
15,558	Chipotle Mexican Grill, Inc.*	5,069,885
32,239	Costco Wholesale Corp.	3,420,880
89,514	CVS Caremark Corp.	4,922,375
43,500	Dollar General Corp.*	2,200,230
34,842	Family Dollar Stores, Inc.	2,057,420
30,000	Home Depot, Inc. (The)	2,093,400
44,665	Lowe’s Cos., Inc.	1,693,697

30	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Retail — continued

20,810	McDonald’s Corp.	2,074,549
12,410	O’Reilly Automotive, Inc.*	1,272,646
35,428	Ross Stores, Inc.	2,147,645
164,954	Starbucks Corp.	9,395,780
22,573	Ulta Salon Cosmetics & Fragrance, Inc.*	1,832,250
21,300	Yum! Brands, Inc.	1,532,322

		40,411,521

	Semiconductors — 3.1%

66,000	ARM Holdings Plc, Sponsored ADR	2,796,420
91,246	ASML Holding NV, ADR‡	6,205,640
54,182	Broadcom Corp. Class A	1,878,490
54,700	NXP Semiconductor NV*	1,655,222
48,666	Texas Instruments, Inc.	1,726,670

		14,262,442

	Software — 5.8%

13,000	athenahealth, Inc.* ‡	1,261,520
30,293	Automatic Data Processing, Inc.	1,969,651
61,932	Cerner Corp.*	5,868,057
16,812	Informatica Corp.*	579,510
22,231	Intuit, Inc.	1,459,465
205,284	Microsoft Corp.	5,873,175
55,900	Salesforce.com, Inc.*	9,996,597

		27,007,975

	Telecommunications — 4.7%

45,085	Crown Castle International Corp.*	3,139,719
72,652	Juniper Networks, Inc.*	1,346,968
167,163	QUALCOMM, Inc.	11,191,563
25,300	SBA Communications Corp. Class A*	1,822,106
87,388	Verizon Communications, Inc.	4,295,120

		21,795,476

	Transportation — 3.1%

17,511	CH Robinson Worldwide, Inc.	1,041,204
26,965	FedEx Corp.	2,647,963
76,833	Union Pacific Corp.	10,941,788

		14,630,955

	TOTAL COMMON STOCKS (COST $361,823,221)	455,558,101

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 2.9%

	Bank Deposit — 1.1%

5,182,872	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/13	5,182,872

See accompanying Notes to the Financial Statements.	31

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value ($)		Description	Value ($)

		Securities Lending Collateral — 1.8%

8,110,005		State Street Navigator Securities Lending Prime Portfolio***	8,110,005

		TOTAL SHORT-TERM INVESTMENTS (COST $13,292,877)	13,292,877

		TOTAL INVESTMENTS — 100.7% (Cost $375,116,098)	468,850,978

		Other Assets and Liabilities (net) — (0.7)%	(3,063,637)

		NET ASSETS — 100.0%	$465,787,341

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	***	Represents an investment of securities lending cash collateral.

	‡	All or a portion of this security is out on loan.

32	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

March 31, 2013

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	97.8
Short-Term Investments	2.9
Other Assets and Liabilities (net)	(0.7)

100.0%

See accompanying Notes to the Financial Statements.	33

Mercer US Large Cap Value Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	COMMON STOCKS — 98.7%

	Advertising — 0.6%

47,679	Omnicom Group, Inc.	2,808,293

	Aerospace & Defense — 2.3%

29,619	BAE Systems Plc, Sponsored ADR‡	715,002
41,804	L-3 Communications Holdings, Inc.	3,382,780
18,773	Lockheed Martin Corp.	1,811,970
39,498	Northrop Grumman Corp.	2,770,785
30,286	Raytheon Co.	1,780,514
6,498	Rockwell Collins, Inc.	410,154

		10,871,205

	Agriculture — 0.0%

4,087	Reynolds American, Inc.	181,831

	Airlines — 0.5%

159,000	Delta Air Lines, Inc.*	2,625,090

	Auto Manufacturers — 1.0%

87,113	General Motors Co.*	2,423,484
23,200	Toyota Motor Corp., Sponsored ADR‡	2,381,248

		4,804,732

	Auto Parts & Equipment — 1.2%

14,610	Delphi Automotive Plc	648,684
99,740	Johnson Controls, Inc.	3,497,882
26,325	Lear Corp.	1,444,453

		5,591,019

	Banks — 7.2%

687,120	Bank of America Corp.	8,369,122
45,775	BB&T Corp.	1,436,877
46,875	Capital One Financial Corp.	2,575,781
38,840	Comerica, Inc.	1,396,298
224,255	Fifth Third Bancorp	3,657,599
15,720	PNC Financial Services Group, Inc.	1,045,380
22,590	State Street Corp.	1,334,843
35,040	SunTrust Banks, Inc.	1,009,502
40,560	US Bancorp	1,376,201
322,212	Wells Fargo & Co.	11,918,622

		34,120,225

	Beverages — 0.8%

73,852	Coca-Cola Enterprises, Inc.	2,726,616
9,470	Constellation Brands, Inc. Class A*	451,151
11,050	PepsiCo, Inc.	874,165

		4,051,932

34	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Biotechnology — 0.9%

40,303	Amgen, Inc.	4,131,460

	Chemicals — 0.4%

8,430	Eastman Chemical Co.	589,004
22,820	LyondellBasell Industries NV Class A	1,444,278

		2,033,282

	Commercial Services — 2.2%

20,396	H&R Block, Inc.	600,050
118,960	Hertz Global Holdings, Inc.*	2,648,050
35,215	McKesson Corp.	3,801,812
31,520	Moody’s Corp.	1,680,646
145,400	RR Donnelley & Sons Co.‡	1,752,070

		10,482,628

	Computers — 2.5%

4,785	Apple, Inc.	2,117,985
47,370	EMC Corp.*	1,131,669
25,570	SanDisk Corp.*	1,406,350
164,213	Seagate Technology Plc	6,003,627
23,400	Western Digital Corp.	1,176,552

		11,836,183

	Cosmetics & Personal Care — 0.1%

34,640	Avon Products, Inc.	718,087

	Diversified Financial Services — 10.0%

80,462	Ameriprise Financial, Inc.	5,926,026
1,809	BlackRock, Inc.	464,696
50,800	Blackstone Group (The), LP	1,004,824
212,535	Charles Schwab Corp. (The)	3,759,744
218,998	Citigroup, Inc.	9,688,472
42,025	Discover Financial Services	1,884,401
5,120	Franklin Resources, Inc.	772,147
21,675	Goldman Sachs Group, Inc. (The)	3,189,476
20,790	Invesco, Ltd.	602,078
289,332	JPMorgan Chase & Co.	13,731,697
53,400	KKR & Co., LP	1,031,688
37,250	Morgan Stanley	818,755
165,551	SLM Corp.	3,390,485
59,350	TD Ameritrade Holding Corp.	1,223,797

		47,488,286

	Electric — 1.2%

56,115	AES Corp.	705,366
22,650	American Electric Power Co., Inc.	1,101,470
43,395	Edison International	2,183,636
68,080	NRG Energy, Inc.	1,803,439

		5,793,911

See accompanying Notes to the Financial Statements.	35

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Electronics — 0.2%

20,037	TE Connectivity, Ltd.	840,151

	Food — 2.8%

60,600	ConAgra Foods, Inc.	2,170,086
40,860	Dean Foods Co.*	740,792
36,511	Koninklijke Ahold NV, Sponsored ADR	560,444
21,960	Kraft Foods Group, Inc. Class A	1,131,599
263,376	Kroger Co. (The)	8,728,280

		13,331,201

	Forest Products & Paper — 0.5%

53,145	International Paper Co.	2,475,494

	Health Care - Products — 2.7%

20,040	Baxter International, Inc.	1,455,706
1,739	Becton Dickinson and Co.	166,266
31,695	CareFusion Corp.*	1,109,008
23,990	Covidien Plc	1,627,482
101,469	Johnson & Johnson	8,272,767

		12,631,229

	Health Care - Services — 1.9%

34,754	Aetna, Inc.	1,776,624
44,180	Humana, Inc.	3,053,280
53,075	UnitedHealth Group, Inc.	3,036,421
18,173	WellPoint, Inc.	1,203,598

		9,069,923

	Housewares — 0.4%

68,740	Newell Rubbermaid, Inc.	1,794,114

	Insurance — 8.5%

30,810	ACE, Ltd.	2,741,166
37,140	American International Group, Inc.*	1,441,775
18,480	Aon Plc	1,136,520
14,140	Axis Capital Holdings, Ltd.	588,507
81,684	Berkshire Hathaway, Inc. Class B*	8,511,473
23,550	Chubb Corp. (The)	2,061,331
43,810	Cigna Corp.	2,732,430
177,554	Lincoln National Corp.	5,790,036
214,925	MetLife, Inc.	8,171,448
15,630	Prudential Financial, Inc.	922,014
10,123	Reinsurance Group of America, Inc.	604,039
55,408	Travelers Cos. (The), Inc.	4,664,799
7,675	Unum Group	216,819
26,430	Validus Holdings, Ltd.	987,689

		40,570,046

36	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Internet — 0.8%

19,323	eBay, Inc.*	1,047,693
760	Google, Inc. Class A*	603,463
26,720	IAC/InterActiveCorp	1,193,849
36,625	Symantec Corp.*	903,905

		3,748,910

	Iron & Steel — 0.2%

50,800	United States Steel Corp.‡	990,600

	Leisure Time — 0.4%

50,860	Carnival Corp.	1,744,498

	Lodging — 1.2%

6,713	Marriott International, Inc. Class A	283,490
28,097	Wyndham Worldwide Corp.	1,811,695
27,925	Wynn Resorts, Ltd.	3,495,093

		5,590,278

	Machinery - Construction & Mining — 0.5%

15,700	Caterpillar, Inc.	1,365,429
15,300	Joy Global, Inc.	910,656

		2,276,085

	Machinery - Diversified — 1.0%

13,230	AGCO Corp.	689,547
25,500	Cummins, Inc.	2,953,155
6,432	Flowserve Corp.	1,078,711

		4,721,413

	Media — 6.5%

24,420	CBS Corp. Class B	1,140,170
106,056	Comcast Corp. Class A	4,455,412
69,433	DIRECTV, Class A*	3,930,602
40,510	Gannett Co., Inc.	885,954
10,835	Liberty Global, Inc. Series C*	743,606
19,635	Liberty Media Corp. - Capital Series A*	2,191,855
30,457	McGraw-Hill Cos. (The), Inc.	1,586,200
52,360	News Corp. Class A	1,598,027
28,311	Time Warner Cable, Inc.	2,719,555
73,222	Time Warner, Inc.	4,219,052
91,680	Viacom, Inc. Class B	5,644,738
32,700	Walt Disney Co. (The)	1,857,360

		30,972,531

	Miscellaneous - Manufacturing — 4.7%

16,830	Dover Corp.	1,226,570
42,240	Eaton Corp. Plc	2,587,200
524,480	General Electric Co.	12,125,978

See accompanying Notes to the Financial Statements.	37

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Miscellaneous - Manufacturing — continued

38,325	Honeywell International, Inc.	2,887,789
34,202	Ingersoll-Rand Plc	1,881,452
10,730	Parker Hannifin Corp.	982,653
22,173	Tyco International, Ltd.	709,536

		22,401,178

	Office & Business Equipment — 0.4%

20,030	Pitney Bowes, Inc.‡	297,646
177,947	Xerox Corp.	1,530,344

		1,827,990

	Oil & Gas — 10.2%

21,410	Anadarko Petroleum Corp.	1,872,304
36,400	Apache Corp.	2,808,624
126,475	BP Plc, Sponsored ADR	5,356,216
40,210	Chevron Corp.	4,777,752
63,148	ConocoPhillips	3,795,195
49,874	ENI Spa, Sponsored ADR‡	2,238,844
22,894	EOG Resources, Inc.	2,932,035
55,330	Exxon Mobil Corp.	4,985,786
21,250	Hess Corp.	1,521,713
50,500	Marathon Oil Corp.	1,702,860
62,912	Occidental Petroleum Corp.	4,930,413
39,485	Phillips 66	2,762,765
53,436	Royal Dutch Shell Plc, ADR	3,481,890
13,650	SM Energy Co.	808,353
30,110	Transocean, Ltd.	1,564,516
50,850	Valero Energy Corp.	2,313,166
64,355	Weatherford International, Ltd.*	781,270

		48,633,702

	Oil & Gas Services — 1.8%

27,515	Cameron International Corp.*	1,793,978
121,065	Halliburton Co.	4,892,237
22,045	Schlumberger, Ltd.	1,650,950

		8,337,165

	Packaging & Containers — 0.4%

14,610	Packaging Corp. of America	655,551
12,410	Rock-Tenn Co. Class A	1,151,524

		1,807,075

	Pharmaceuticals — 7.4%

9,615	Abbott Laboratories	339,602
20,305	AbbVie, Inc.	828,038
29,383	AmerisourceBergen Corp.	1,511,755
69,425	AstraZeneca Plc, Sponsored ADR	3,469,861
17,140	Eli Lilly & Co.	973,381

38	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Pharmaceuticals — continued

25,855	Express Scripts Holding Co.*	1,490,541
37,200	GlaxoSmithKline Plc, Sponsored ADR	1,745,052
127,070	Merck & Co., Inc.	5,620,306
37,670	Mylan, Inc.*	1,090,170
18,700	Novartis AG, ADR	1,332,188
33,370	Omnicare, Inc.	1,358,826
474,273	Pfizer, Inc.	13,687,519
31,630	Sanofi, ADR	1,615,660
1,945	Zoetis, Inc.*	64,963

		35,127,862

	REITS — 0.3%

53,400	Hatteras Financial Corp. REIT	1,464,762

	Retail — 5.5%

28,950	American Eagle Outfitters, Inc.	541,365
16,360	Bed Bath & Beyond, Inc.*	1,053,911
62,548	Best Buy Co., Inc.	1,385,438
58,845	CVS Caremark Corp.	3,235,887
34,100	Family Dollar Stores, Inc.	2,013,605
61,475	Gap, Inc. (The)	2,176,215
84,936	Kohl’s Corp.	3,918,098
11,803	L Brands, Inc.	527,122
84,931	Lowe’s Cos., Inc.	3,220,583
29,277	Macy’s, Inc.	1,224,950
16,532	O’Reilly Automotive, Inc.*	1,695,357
7,200	PVH Corp.	769,032
33,245	Staples, Inc.	446,480
21,760	Target Corp.	1,489,472
35,400	Wal-Mart Stores, Inc.	2,648,982

		26,346,497

	Semiconductors — 1.5%

94,105	Applied Materials, Inc.	1,268,535
71,900	Intel Corp.	1,571,015
89,745	NVIDIA Corp.	1,150,531
121,100	ON Semiconductor Corp.*	1,002,708
67,370	Texas Instruments, Inc.	2,390,288

		7,383,077

	Software — 2.8%

90,900	Activision Blizzard, Inc.	1,324,413
112,810	CA, Inc.	2,839,428
18,640	Electronic Arts, Inc.*	329,928
45,000	Fidelity National Information Services, Inc.	1,782,900
146,020	Microsoft Corp.	4,177,632
88,857	Oracle Corp.	2,873,635

		13,327,936

See accompanying Notes to the Financial Statements.	39

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares		Description	Value ($)

		Telecommunications — 4.5%

89,960		AT&T, Inc.	3,300,632
317,525		Cisco Systems, Inc.	6,639,448
41,210		Corning, Inc.	549,329
326,770		France Telecom SA, Sponsored ADR	3,319,983
55,011		Motorola Solutions, Inc.	3,522,354
111,543		Nippon Telegraph & Telephone Corp., ADR	2,424,945
23,270		QUALCOMM, Inc.	1,557,927
21,373		Telefonica SA, Sponsored ADR	288,749

			21,603,367

		Transportation — 0.7%

16,890		FedEx Corp.	1,658,598
12,664		Norfolk Southern Corp.	976,141
6,855		United Parcel Service, Inc. Class B	588,845

			3,223,584

		TOTAL COMMON STOCKS (COST $383,211,336)	469,778,832

		PREFERRED STOCK — 0.3%

		Auto Manufacturers — 0.3%

31,650		General Motors Co., 4.75%‡	1,359,051

		TOTAL PREFERRED STOCK (COST $1,245,151)	1,359,051

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 2.0%

		Bank Deposit — 0.5%

2,511,925		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/13	2,511,925

		Securities Lending Collateral — 1.5%

7,182,165		State Street Navigator Securities Lending Prime Portfolio***	7,182,165

		TOTAL SHORT-TERM INVESTMENTS (COST $9,694,090)	9,694,090

		TOTAL INVESTMENTS — 101.0% (Cost $394,150,577)	480,831,973

		Other Assets and Liabilities (net) — (1.0)%	(4,934,358)

		NET ASSETS — 100.0%	$475,897,615

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	***	Represents an investment of securities lending cash collateral.

	‡	All or a portion of this security is out on loan.

40	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

March 31, 2013

A summary of outstanding financial instruments at March 31, 2013 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales
06/14/13	JPY	Barclays Bank Plc	222,000,000	$2,362,395	$(11,423)

Currency Abbreviations

JPY	Japanese Yen

See accompanying Notes to the Financial Statements.	41

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

March 31, 2013

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	98.7
Preferred Stock	0.3
Forward Foreign Currency Contracts	0.0
Short-Term Investments	2.0
Other Assets and Liabilities (net)	(1.0)

100.0%

42	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	COMMON STOCKS — 97.2%

	Aerospace & Defense — 1.5%

29,141	Aerovironment, Inc.*	528,327
33,010	BE Aerospace, Inc.*	1,990,173
15,130	TransDigm Group, Inc.	2,313,680
22,660	Triumph Group, Inc.	1,778,810

		6,610,990

	Apparel — 1.3%

71,825	Ascena Retail Group, Inc.*	1,332,354
28,704	Carter’s, Inc.*	1,643,878
33,260	Deckers Outdoor Corp.* ‡	1,852,249
18,725	Under Armour, Inc. Class A*	958,720

		5,787,201

	Auto Parts & Equipment — 0.2%

57,396	Gentherm, Inc.*	940,146

	Banks — 1.6%

50,130	Comerica, Inc.	1,802,174
77,239	Eagle Bancorp, Inc.*	1,690,762
73,623	First Republic Bank	2,843,320
24,289	Popular, Inc.*	670,619

		7,006,875

	Biotechnology — 0.8%

104,805	Amarin Corp. Plc, ADR* ‡	776,605
92,046	Ariad Pharmaceuticals, Inc.*	1,665,112
49,593	Swedish Orphan Biovitrum AB, ADR* ¤	319,587
15,535	Vertex Pharmaceuticals, Inc.*	854,115

		3,615,419

	Building Materials — 0.5%

8,895	Martin Marietta Materials, Inc.	907,468
31,440	Owens Corning, Inc.*	1,239,679

		2,147,147

	Chemicals — 3.3%

15,788	Airgas, Inc.	1,565,538
13,630	Ashland, Inc.	1,012,709
22,510	Axiall Corp.	1,399,221
23,910	Celanese Corp. Series A	1,053,235
54,860	Chemtura Corp.*	1,185,525
21,020	Cytec Industries, Inc.	1,557,161
19,025	FMC Corp.	1,084,996
44,820	Huntsman Corp.	833,204
18,218	International Flavors & Fragrances, Inc.	1,396,774
62,910	Intrepid Potash, Inc.	1,180,192

See accompanying Notes to the Financial Statements.	43

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Chemicals — continued

36,525	Kraton Performance Polymers, Inc.*	854,685
20,370	Rockwood Holdings, Inc.	1,333,013

		14,456,253

	Coal — 0.3%

33,110	Consol Energy, Inc.	1,114,152

	Commercial Services — 9.6%

60,495	Acacia Research Corp.* ‡	1,825,134
20,780	Alliance Data Systems Corp.*	3,364,074
59,010	Coinstar, Inc.* ‡	3,447,364
58,976	ExamWorks Group, Inc.* ‡	1,021,464
58,534	FleetCor Technologies, Inc.*	4,487,802
119,421	Genpact, Ltd.	2,172,268
98,457	Healthcare Services Group	2,523,453
129,243	Heartland Payment Systems, Inc.	4,261,142
104,140	Hertz Global Holdings, Inc.*	2,318,156
65,739	HMS Holdings Corp.*	1,784,814
32,845	Huron Consulting Group, Inc.*	1,324,310
144,500	K12, Inc.* ‡	3,483,895
32,244	PAREXEL International Corp.*	1,273,961
38,393	Quanta Services, Inc.*	1,097,272
219,225	Ritchie Bros Auctioneers, Inc.‡	4,757,183
109,380	Service Corp. International	1,829,927
27,950	United Rentals, Inc.* ‡	1,536,412

		42,508,631

	Computers — 3.2%

62,650	Cadence Design Systems, Inc.*	872,715
138,534	Fortinet, Inc.*	3,280,485
17,040	IHS, Inc. Class A*	1,784,429
132,190	j2 Global, Inc.‡	5,183,170
31,665	MICROS Systems, Inc.*	1,441,074
68,041	RealD, Inc.* ‡	884,533
42,530	Riverbed Technology, Inc.*	634,122

		14,080,528

	Distribution & Wholesale — 1.0%

35,930	Beacon Roofing Supply, Inc.* ‡	1,389,054
36,190	LKQ Corp.*	787,494
30,990	WESCO International, Inc.*	2,250,184

		4,426,732

	Diversified Financial Services — 5.3%

52,830	Affiliated Managers Group, Inc.*	8,113,103
40,688	Evercore Partners, Inc. Class A	1,692,621
25,710	Financial Engines, Inc.	931,216
24,475	IntercontinentalExchange, Inc.*	3,991,138

44	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Diversified Financial Services — continued

128,687	Lazard, Ltd. Class A	4,392,087
46,050	Raymond James Financial, Inc.	2,122,905
29,420	SLM Corp.	602,522
61,020	WageWorks, Inc.*	1,527,331

		23,372,923

	Electrical Components & Equipment — 0.7%

30,668	Hubbell, Inc. Class B	2,978,169

	Electronics — 1.8%

22,896	Amphenol Corp. Class A	1,709,186
27,456	Coherent, Inc.	1,557,853
122,650	Gentex Corp.	2,454,227
47,730	Jabil Circuit, Inc.	882,050
13,565	Sensata Technologies Holding NV*	445,882
27,650	Woodward, Inc.	1,099,364

		8,148,562

	Engineering & Construction — 0.3%

108,490	McDermott International, Inc.*	1,192,305

	Entertainment — 1.1%

26,545	Bally Technologies, Inc.*	1,379,544
52,280	Cinemark Holdings, Inc.	1,539,123
50,020	Manchester United Plc Class A* ‡	837,835
22,415	Penn National Gaming, Inc.*	1,220,048

		4,976,550

	Environmental Control — 1.5%

33,520	Clean Harbors, Inc.*	1,947,177
4,764	Stericycle, Inc.*	505,841
110,145	Waste Connections, Inc.	3,963,017

		6,416,035

	Food — 1.2%

43,030	Chefs’ Warehouse (The), Inc.*	794,764
55,243	Hain Celestial Group (The), Inc.* ‡	3,374,243
15,061	TreeHouse Foods, Inc.*	981,224

		5,150,231

	Hand & Machine Tools — 0.4%

46,085	Kennametal, Inc.	1,799,158

	Health Care - Products — 4.9%

140,591	ABIOMED, Inc.* ‡	2,624,834
14,700	ArthroCare Corp.*	510,972
32,797	CareFusion Corp.*	1,147,567
45,453	Cepheid, Inc.*	1,744,032

See accompanying Notes to the Financial Statements.	45

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Health Care - Products — continued

38,730	Conceptus, Inc.*	935,330
135,116	DexCom, Inc.*	2,259,140
102,653	Endologix, Inc.*	1,657,846
8,999	Given Imaging, Ltd.*	147,134
15,859	Henry Schein, Inc.*	1,467,750
14,955	IDEXX Laboratories, Inc.*	1,381,692
61,704	Techne Corp.	4,186,616
44,075	Thoratec Corp.*	1,652,812
36,335	Tornier BV*	684,915
52,400	Volcano Corp.*	1,166,424

		21,567,064

	Health Care - Services — 3.1%

84,571	Acadia Healthcare Co., Inc.*	2,485,542
25,440	Community Health Systems, Inc.	1,205,602
16,490	Covance, Inc.*	1,225,537
123,150	Health Management Associates, Inc. Class A* ‡	1,584,940
32,465	Magellan Health Services, Inc.*	1,544,360
13,501	MEDNAX, Inc.* ‡	1,210,095
14,707	Mettler-Toledo International, Inc.*	3,135,826
25,570	WellCare Health Plans, Inc.*	1,482,037

		13,873,939

	Home Builders — 0.2%

940	NVR, Inc.*	1,015,303

	Home Furnishings — 0.3%

33,630	Harman International Industries, Inc.	1,500,907

	Household Products & Wares — 0.7%

19,383	Church & Dwight Co., Inc.	1,252,723
41,280	Jarden Corp.*	1,768,848

		3,021,571

	Insurance — 0.7%

15,180	Everest Re Group, Ltd.	1,971,275
89,910	Genworth Financial, Inc. Class A*	899,100

		2,870,375

	Internet — 4.2%

34,120	BroadSoft, Inc.* ‡	903,156
51,350	CyrusOne, Inc.‡	1,172,834
8,373	Equinix, Inc.*	1,811,163
95,056	ExactTarget, Inc.*	2,211,953
45,023	Internap Network Services Corp.*	420,965
119,548	Pandora Media, Inc.* ‡	1,692,800
34,243	Rackspace Hosting, Inc.*	1,728,587
40,865	Sourcefire, Inc.*	2,420,434
84,340	TIBCO Software, Inc.*	1,705,355

46	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Internet — continued

92,500	VeriSign, Inc.*	4,373,400

		18,440,647

	Leisure Time — 0.7%

100,040	Interval Leisure Group, Inc.	2,174,870
9,770	Polaris Industries, Inc.	903,627

		3,078,497

	Lodging — 0.4%

25,610	Wyndham Worldwide Corp.	1,651,333

	Machinery - Diversified — 2.5%

106,496	Graco, Inc.	6,179,963
56,465	IDEX Corp.	3,016,360
39,775	Manitowoc Co. (The), Inc.	817,774
9,386	Roper Industries, Inc.	1,194,932

		11,209,029

	Media — 0.0%

38,592	RLJ Entertainment, Inc.* ‡	179,839

	Metal Fabricate & Hardware — 0.3%

25,790	Timken Co. (The)	1,459,198

	Miscellaneous - Manufacturing — 0.7%

54,170	Hexcel Corp.*	1,571,472
31,285	Polypore International, Inc.* ‡	1,257,031
52,675	STR Holdings, Inc.* ‡	114,305

		2,942,808

	Oil & Gas — 4.7%

42,541	Approach Resources, Inc.* ‡	1,046,934
30,341	Berry Petroleum Co. Class A	1,404,485
35,300	Bill Barrett Corp.* ‡	715,531
100,130	Denbury Resources, Inc.*	1,867,425
291,015	Magnum Hunter Resources Corp.* ‡	1,166,970
35,210	Oasis Petroleum, Inc.* ‡	1,340,445
75,565	Rex Energy Corp.*	1,245,311
46,891	Rosetta Resources, Inc.*	2,231,074
102,420	Rowan Cos. Plc Class A *	3,621,571
78,890	Tesoro Corp.	4,619,009
31,594	Whiting Petroleum Corp.*	1,606,239

		20,864,994

	Oil & Gas Services — 2.1%

49,311	Core Laboratories NV	6,800,973
24,304	Dril-Quip, Inc.*	2,118,580
8,484	Lufkin Industries, Inc.	563,253

		9,482,806

See accompanying Notes to the Financial Statements.	47

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Packaging & Containers — 1.0%

50,170	Crown Holdings, Inc.*	2,087,573
32,040	Packaging Corp. of America	1,437,635
10,130	Rock-Tenn Co. Class A	939,963

		4,465,171

	Pharmaceuticals — 4.3%

71,980	Achillion Pharmaceuticals, Inc.*	629,105
74,030	Alkermes Plc*	1,755,251
24,059	BioMarin Pharmaceutical, Inc.*	1,497,913
23,047	Catamaran Corp.*	1,222,182
37,790	Cubist Pharmaceuticals, Inc.*	1,769,328
41,390	DENTSPLY International, Inc.	1,755,764
38,899	Durata Therapeutics, Inc.* ‡	350,091
40,967	Medivation, Inc.*	1,916,027
25,111	Neurocrine Biosciences, Inc.*	304,848
26,040	Onyx Pharmaceuticals, Inc.*	2,313,914
21,350	Perrigo Co.	2,534,886
63,561	Regulus Therapeutics, Inc.*	492,598
41,039	Sagent Pharmaceuticals, Inc.* ‡	720,234
17,485	Sirona Dental Systems, Inc.*	1,289,169
8,803	Synageva BioPharma Corp.*	483,461
22,222	Synta Pharmaceuticals Corp.* ‡	191,109

		19,225,880

	Real Estate — 1.2%

79,259	CBRE Group, Inc.*	2,001,290
33,620	Jones Lang Lasalle, Inc.	3,342,164

		5,343,454

	Retail — 10.8%

65,970	Aeropostale, Inc.*	897,192
38,760	American Eagle Outfitters, Inc.	724,812
40,250	Arcos Dorados Holdings, Inc.‡	531,300
24,490	Asbury Automotive Group, Inc.*	898,538
68,730	Best Buy Co., Inc.	1,522,369
32,900	Childrens Place Retail Stores (The), Inc.*	1,474,578
38,416	Dick’s Sporting Goods, Inc.‡	1,817,077
70,675	DineEquity, Inc.	4,861,733
25,667	Dunkin’ Brands Group, Inc.	946,599
66,992	Fifth & Pacific Cos., Inc.*	1,264,809
25,355	First Cash Financial Services, Inc.*	1,479,211
104,322	Foot Locker, Inc.	3,571,985
18,170	GNC Holdings, Inc. Class A	713,718
8,325	Lululemon Athletica, Inc.* ‡	519,064
25,397	Petsmart, Inc.	1,577,154
24,135	PVH Corp.	2,577,859
41,490	Red Robin Gourmet Burgers, Inc.*	1,891,944
51,087	Restoration Hardware Holdings, Inc.* ‡	1,788,045
22,904	Rue21, Inc.*	673,149

48	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Retail — continued

157,500	Sally Beauty Holdings, Inc.*	4,627,350
26,770	Signet Jewelers, Ltd.	1,793,590
45,666	Texas Roadhouse, Inc. Class A	921,996
23,892	Tile Shop Holdings, Inc.* ‡	501,971
10,450	Tractor Supply Co.	1,088,158
29,577	Ulta Salon Cosmetics & Fragrance, Inc.*	2,400,765
109,076	Urban Outfitters, Inc.*	4,225,604
43,280	Williams-Sonoma, Inc.	2,229,786

		47,520,356

	Semiconductors — 3.5%

170,130	Atmel Corp.*	1,184,105
32,210	Avago Technologies, Ltd.	1,156,983
34,830	Cavium, Inc.*	1,351,752
74,838	Ceva, Inc.*	1,167,473
22,919	Hittite Microwave Corp.*	1,387,975
53,946	Intermolecular, Inc.*	550,249
10,180	Lam Research Corp.*	422,063
17,894	Linear Technology Corp.	686,593
129,350	LSI Corp.*	876,993
52,370	NXP Semiconductor NV*	1,584,716
72,490	Skyworks Solutions, Inc.*	1,596,955
69,835	Teradyne, Inc.*	1,132,724
16,033	Ultratech, Inc.*	633,784
45,231	Xilinx, Inc.	1,726,467

		15,458,832

	Software — 8.2%

20,400	athenahealth, Inc.* ‡	1,979,616
30,350	Autodesk, Inc.*	1,251,634
118,617	Blackbaud, Inc.	3,514,622
11,755	Commvault Systems, Inc.*	963,675
8,480	Concur Technologies, Inc.* ‡	582,237
34,580	Imperva, Inc.*	1,331,330
49,865	Informatica Corp.*	1,718,846
64,440	InterXion Holding NV*	1,560,737
93,140	Jive Software, Inc.* ‡	1,415,728
37,244	Medassets, Inc.*	716,947
211,565	MSCI, Inc. Class A*	7,178,400
24,478	NetSuite, Inc.*	1,959,709
108,640	Nuance Communications, Inc.*	2,192,355
129,845	QLIK Technologies, Inc.*	3,353,896
52,970	SS&C Technologies Holdings, Inc.*	1,588,041
57,888	Synchronoss Technologies, Inc.*	1,796,265
156,975	VeriFone Systems, Inc.*	3,246,243

		36,350,281

	Telecommunications — 4.6%

78,817	Allot Communications, Ltd.*	941,075
56,730	Aruba Networks, Inc.*	1,403,500

See accompanying Notes to the Financial Statements.	49

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares		Description	Value ($)

		Telecommunications — continued

113,999		Calix, Inc.*	929,092
21,642		IPG Photonics Corp.‡	1,437,245
105,800		NeuStar, Inc. Class A*	4,922,874
127,618		SBA Communications Corp. Class A*	9,191,049
61,726		tw telecom, Inc. Class A*	1,554,878

			20,379,713

		Transportation — 2.5%

99,125		Expeditors International of Washington, Inc.	3,539,754
15,665		Genesee & Wyoming, Inc. Class A*	1,458,568
43,975		HUB Group, Inc. Class A*	1,691,278
73,600		Knight Transportation, Inc.	1,184,960
31,340		Landstar System, Inc.	1,789,201
67,660		Roadrunner Transportation Systems, Inc.*	1,556,180

			11,219,941

		TOTAL COMMON STOCKS (COST $358,519,787)	429,849,945

		INVESTMENT COMPANY — 0.9%

		Unaffiliated Fund — 0.9%

34,850		iShares Russell 2000 Growth Index Fund‡	3,755,087

		TOTAL INVESTMENT COMPANY (COST $3,675,283)	3,755,087

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 11.3%

		Bank Deposit — 2.1%

9,297,722		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/13	9,297,722

		Securities Lending Collateral — 9.2%

40,633,413		State Street Navigator Securities Lending Prime Portfolio***	40,633,413

		TOTAL SHORT-TERM INVESTMENTS (COST $49,931,135)	49,931,135

		TOTAL INVESTMENTS — 109.4% (Cost $412,126,205)	483,536,167

		Other Assets and Liabilities (net) — (9.4)%	(41,455,873)

		NET ASSETS — 100.0%	$442,080,294

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

	¤	Illiquid security. The total market value of the securities at year end is $319,587 which represents 0.1% of net assets. The aggregate tax cost of these securities held at March 31, 2013 was $281,192.

	*	Non-income producing security

	***	Represents an investment of securities lending cash collateral.

	‡	All or a portion of this security is out on loan.

50	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

March 31, 2013

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	97.2
Investment Company	0.9
Short-Term Investments	11.3
Other Assets and Liabilities (net)	(9.4)

100.0%

See accompanying Notes to the Financial Statements.	51

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	COMMON STOCKS — 98.6%

	Aerospace & Defense — 1.5%

10,600	Alliant Techsystems, Inc.	767,758
9,975	Esterline Technologies Corp.*	755,107
6,500	Exelis, Inc.	70,785
151,300	Orbital Sciences Corp.*	2,525,197
30,300	Triumph Group, Inc.	2,378,550

		6,497,397

	Agriculture — 0.2%

14,200	Andersons (The), Inc.	759,984
2,100	Universal Corp.‡	117,684

		877,668

	Airlines — 0.7%

3,800	Alaska Air Group, Inc.*	243,048
93,200	Delta Air Lines, Inc.*	1,538,732
24,500	Hawaiian Holdings, Inc.*	141,120
66,700	Republic Airways Holdings, Inc.*	769,718
6,900	SkyWest, Inc.	110,745

		2,803,363

	Apparel — 0.8%

76,270	Ascena Retail Group, Inc.*	1,414,809
35,100	Guess?, Inc.‡	871,533
4,000	Maidenform Brands, Inc.*	70,120
15,600	Perry Ellis International, Inc.	283,764
11,000	Skechers U.S.A., Inc. Class A*	232,650
25,910	True Religion Apparel, Inc.	676,510

		3,549,386

	Auto Manufacturers — 0.1%

5,700	Oshkosh Corp.*	242,193

	Auto Parts & Equipment — 1.0%

28,100	Cooper Tire & Rubber Co.	721,046
115,600	Dana Holding Corp.	2,061,148
10,100	Lear Corp.	554,187
88,200	Meritor, Inc.*	417,186
44,000	Modine Manufacturing Co.*	400,400
7,600	Standard Motor Products, Inc.	210,672

		4,364,639

	Banks — 5.8%

48,400	Associated Banc-Corp.	735,196
18,900	Banco Latinoamericano de Comercio Exterior SA	467,586
11,000	BOK Financial Corp.	685,300
12,400	Chemical Financial Corp.	327,112

52	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Banks — continued

3,300	Citizens Republic Bancorp, Inc.*	74,415
18,800	City Holding Co.‡	748,052
6,000	City National Corp.	353,460
21,500	Columbia Banking System, Inc.	472,570
18,611	Commerce Bancshares, Inc.	759,887
2,000	Cullen/Frost Bankers, Inc.‡	125,060
6,300	East-West Bancorp, Inc.	161,721
2,200	First Citizens BancShares, Inc. Class A	401,940
78,300	First Commonwealth Financial Corp.	584,118
45,000	Fulton Financial Corp.	526,500
34,700	Huntington Bancshares, Inc.	256,433
4,700	Independent Bank Corp.‡	153,173
41,300	International Bancshares Corp.	859,040
255,675	KeyCorp	2,546,523
57,800	National Penn Bancshares, Inc.	617,882
23,000	NBT Bancorp, Inc.	509,450
44,000	Northwest Bancshares, Inc.	558,360
10,300	Old National Bancorp	141,625
5,100	Oriental Financial Group, Inc.	79,101
9,500	PacWest Bancorp‡	276,545
12,200	Pinnacle Financial Partners, Inc.*	284,992
25,010	Popular, Inc.*	690,526
35,800	PrivateBancorp, Inc.	676,978
42,200	Prosperity Bancshares, Inc.‡	1,999,858
529,100	Regions Financial Corp.	4,333,329
1,000	S&T Bancorp, Inc.	18,540
36,300	Texas Capital Bancshares, Inc.*	1,468,335
1,400	UMB Financial Corp.	68,698
29,400	Umpqua Holdings Corp.	389,844
12,700	Webster Financial Corp.	308,102
115,865	Western Alliance Bancorp*	1,603,572
98,000	Wilshire Bancorp, Inc.*	664,440

		24,928,263

	Beverages — 0.1%

9,300	Constellation Brands, Inc. Class A*	443,052

	Biotechnology — 0.9%

34,700	Affymetrix, Inc.* ‡	163,784
8,400	AMAG Pharmaceuticals, Inc.*	200,340
3,900	Charles River Laboratories International, Inc.*	172,653
179,900	Dynavax Technologies Corp.* ‡	399,378
16,100	NPS Pharmaceuticals, Inc.*	164,059
237,400	PDL BioPharma, Inc.‡	1,735,394
17,900	Vertex Pharmaceuticals, Inc.*	984,142
21,900	Vical, Inc.*	87,162

		3,906,912

See accompanying Notes to the Financial Statements.	53

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Building Materials — 0.4%

40,000	Apogee Enterprises, Inc.	1,158,000
42,400	Gibraltar Industries, Inc.*	773,800

		1,931,800

	Chemicals — 2.1%

56,000	A. Schulman, Inc.	1,767,360
29,675	Axiall Corp.	1,844,598
5,600	Chemtura Corp.*	121,016
22,700	Ferro Corp.*	153,225
113,100	Huntsman Corp.	2,102,529
10,170	Innophos Holdings, Inc.	554,875
24,900	Innospec, Inc.	1,102,572
26,170	Intrepid Potash, Inc.	490,949
32,720	Kraton Performance Polymers, Inc.*	765,648
7,600	Minerals Technologies, Inc.	315,476

		9,218,248

	Coal — 0.8%

88,500	Alpha Natural Resources, Inc.*	726,585
40,030	Cloud Peak Energy, Inc.*	751,764
86,675	Peabody Energy Corp.	1,833,176

		3,311,525

	Commercial Services — 4.9%

18,400	AVEO Pharmaceuticals, Inc.* ‡	135,240
210,800	Career Education Corp.*	499,596
3,900	Consolidated Graphics, Inc.*	152,490
100,340	Convergys Corp.	1,708,790
73,950	CoreLogic, Inc.*	1,912,347
300,500	Corinthian Colleges, Inc.* ‡	631,050
8,200	Euronet Worldwide, Inc.*	215,988
44,866	Geo Group (The), Inc.	1,687,859
5,700	H&E Equipment Services, Inc.	116,280
6,100	ICF International, Inc.*	165,920
31,740	Insperity, Inc.	900,464
15,507	Ituran Location and Control, Ltd.	242,685
36,400	Kforce, Inc.	595,868
29,990	Korn/Ferry International*	535,621
6,500	Navigant Consulting, Inc.*	85,410
47,440	Rent-A-Center, Inc.	1,752,434
44,600	Resources Connection, Inc.	566,420
56,300	Service Corp. International	941,899
35,560	Standard Parking Corp.*	736,092
49,500	Stewart Enterprises, Inc. Class A	459,855
9,100	TeleTech Holdings, Inc.*	193,011
42,950	Total System Services, Inc.	1,064,301
28,025	Towers Watson & Co. Class A	1,942,693
35,700	TrueBlue, Inc.*	754,698

54	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Commercial Services — continued

44,325	United Rentals, Inc.* ‡	2,436,545
24,900	Viad Corp.	688,734

		21,122,290

	Computers — 1.3%

111,100	Brocade Communications Systems, Inc.*	641,047
31,510	DST Systems, Inc.	2,245,718
9,400	j2 Global, Inc.	368,574
12,140	Lexmark International, Inc. Class A‡	320,496
311,000	Quantum Corp.*	398,080
101,900	STEC, Inc.* ‡	450,398
35,300	Sykes Enterprises, Inc.*	563,388
24,100	Unisys Corp.*	548,275

		5,535,976

	Cosmetics & Personal Care — 1.0%

73,580	Elizabeth Arden, Inc.*	2,961,595
53,600	Inter Parfums, Inc.	1,309,448
9,000	Skilled Healthcare Group, Inc. Class A*	59,130

		4,330,173

	Distribution & Wholesale — 0.9%

6,100	Core-Mark Holding Co., Inc.	312,991
47,340	Owens & Minor, Inc.‡	1,541,390
5,100	Tech Data Corp.* ‡	232,611
28,000	United Stationers, Inc.	1,082,200
8,711	WESCO International, Inc.*	632,506

		3,801,698

	Diversified Financial Services — 1.8%

4,100	DFC Global Corp.*	68,224
31,500	Eaton Vance Corp.	1,317,645
40,200	Evercore Partners, Inc. Class A	1,672,320
67,600	Investment Technology Group, Inc.*	746,304
8,800	Nelnet, Inc. Class A	297,440
8,300	Ocwen Financial Corp.*	314,736
15,900	Piper Jaffray Cos.*	545,370
58,700	Raymond James Financial, Inc.	2,706,070

		7,668,109

	Electric — 2.8%

22,420	Avista Corp.	614,308
3,900	CH Energy Group, Inc.	255,021
56,675	Cleco Corp.	2,665,425
94,075	CMS Energy Corp.	2,628,456
3,200	El Paso Electric Co.	107,680
7,100	MGE Energy, Inc.	393,624
105,125	NRG Energy, Inc.	2,784,761

See accompanying Notes to the Financial Statements.	55

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Electric — continued

900	OGE Energy Corp.	62,982
23,000	Otter Tail Corp.	716,220
14,700	Pinnacle West Capital Corp.	850,983
17,600	PNM Resources, Inc.	409,904
21,900	Portland General Electric Co.	664,227

		12,153,591

	Electrical Components & Equipment — 0.5%

35,100	Advanced Energy Industries, Inc.*	642,330
1,100	Energizer Holdings, Inc.	109,703
18,200	EnerSys*	829,556
133,900	Power-One, Inc.* ‡	555,685

		2,137,274

	Electronics — 2.6%

2,800	American Science & Engineering, Inc.	170,772
31,062	Arrow Electronics, Inc.*	1,261,738
98,069	Avnet, Inc.*	3,550,098
5,100	AVX Corp.	60,690
40,404	Coherent, Inc.	2,292,523
12,270	Cubic Corp.	524,174
32,820	Daktronics, Inc.	344,610
10,550	FEI Co.	681,003
14,900	Sanmina Corp.*	169,264
161,500	Vishay Intertechnology, Inc.*	2,198,015

		11,252,887

	Engineering & Construction — 1.7%

73,725	AECOM Technology Corp.*	2,418,180
19,900	Dycom Industries, Inc.*	391,831
41,375	Emcor Group, Inc.	1,753,886
3,500	Granite Construction, Inc.	111,440
9,800	KBR, Inc.	314,384
25,440	Layne Christensen Co.*	543,907
29,800	McDermott International, Inc.*	327,502
45,700	Mistras Group, Inc.*	1,106,397
21,200	MYR Group, Inc.*	520,672

		7,488,199

	Entertainment — 0.8%

28,400	Carmike Cinemas, Inc.*	514,608
37,260	DreamWorks Animation SKG, Inc. Class A* ‡	706,450
27,420	International Speedway Corp. Class A	896,085
18,970	Madison Square Garden, Inc.*	1,092,672
5,300	Marriott Vacations Worldwide Corp.*	227,423

		3,437,238

	Environmental Control — 0.1%

18,300	Darling International, Inc.*	328,668

56	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Food — 3.9%

110,600	Chiquita Brands International, Inc.*	858,256
14,800	Dean Foods Co.*	268,324
46,100	Fresh Del Monte Produce, Inc.	1,243,778
69,830	Harris Teeter Supermarkets, Inc.	2,982,439
32,800	Hormel Foods Corp.	1,355,296
15,254	Industrias Bachoco, S.A.B., Sponsored ADR‡	489,806
27,325	Ingredion, Inc.	1,976,144
4,960	J&J Snack Foods Corp.	381,374
12,750	JM Smucker Co. (The)	1,264,290
33,900	Nash Finch Co.	663,762
2,700	Pilgrim’s Pride Corp.*	24,813
2,100	Smithfield Foods, Inc.*	55,608
27,425	TreeHouse Foods, Inc.*	1,786,739
104,550	Tyson Foods, Inc. Class A	2,594,931
25,653	Village Super Market, Inc. Class A	864,250

		16,809,810

	Forest Products & Paper — 1.6%

44,900	Boise, Inc.	388,834
39,940	Buckeye Technologies, Inc.	1,196,203
51,300	Clearwater Paper Corp.*	2,702,997
21,900	Deltic Timber Corp.	1,504,968
7,600	Domtar Corp.	589,912
9,400	Glatfelter	219,772
12,100	Wausau Paper Corp.	130,438

		6,733,124

	Gas — 1.6%

8,200	Atmos Energy Corp.	350,058
63,735	Energen Corp.	3,314,857
21,700	Laclede Group (The), Inc.	926,590
79,850	NiSource, Inc.	2,342,799

		6,934,304

	Health Care - Products — 2.4%

28,600	CareFusion Corp.*	1,000,714
29,600	CONMED Corp.	1,008,176
4,100	Hanger, Inc.*	129,273
48,210	Hill-Rom Holdings, Inc.	1,697,956
35,680	ICU Medical, Inc.*	2,103,336
32,500	Invacare Corp.	424,125
97,850	Nordion, Inc.	646,789
46,900	NuVasive, Inc.*	999,439
12,000	Orthofix International NV*	430,440
35,210	STERIS Corp.	1,465,088
23,600	Symmetry Medical, Inc.*	270,220

		10,175,556

See accompanying Notes to the Financial Statements.	57

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Health Care - Services — 1.4%

31,500	Amedisys, Inc.* ‡	350,280
4,300	Amsurg Corp.*	144,652
10,900	Community Health Systems, Inc.	516,551
10,400	Coventry Health Care, Inc.	489,112
39,920	Ensign Group (The), Inc.	1,333,328
111,500	Gentiva Health Services, Inc.*	1,206,430
9,600	Health Net, Inc.*	274,752
23,800	ICON Plc* ‡	768,502
7,700	LHC Group, Inc.*	165,473
3,700	Magellan Health Services, Inc.*	176,009
58,100	Select Medical Holdings Corp.	522,900

		5,947,989

	Home Builders — 0.9%

27,500	Beazer Homes USA, Inc.* ‡	435,600
13,050	MDC Holdings, Inc.	478,282
100	NVR, Inc.*	108,011
52,000	PulteGroup, Inc.*	1,052,480
46,350	Ryland Group (The), Inc.‡	1,929,087

		4,003,460

	Home Furnishings — 0.8%

37,300	Harman International Industries, Inc.	1,664,699
19,800	La-Z-Boy, Inc.	373,626
18,800	VOXX International Corp.*	201,348
9,675	Whirlpool Corp.	1,146,101

		3,385,774

	Household Products & Wares — 0.2%

45,000	Central Garden and Pet Co. Class A*	369,900
8,600	Helen of Troy, Ltd.*	329,896
600	Jarden Corp.*	25,710

		725,506

	Housewares — 0.7%

117,875	Newell Rubbermaid, Inc.	3,076,538

	Insurance — 10.4%

4,053	Alleghany Corp.*	1,604,664
20,650	Allied World Assurance Co. Holdings, Ltd.	1,914,668
14,400	Alterra Capital Holdings, Ltd.	453,600
17,200	American Financial Group, Inc.	814,936
13,300	Arch Capital Group, Ltd.*	699,181
8,300	Argo Group International Holdings, Ltd.	343,454
21,100	Aspen Insurance Holdings, Ltd.	814,038
8,200	Assurant, Inc.	369,082
68,400	Axis Capital Holdings, Ltd.	2,846,808
4,100	Endurance Specialty Holdings, Ltd.	196,021

58	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Insurance — continued

17,900	Everest Re Group, Ltd.	2,324,494
2,000	FBL Financial Group, Inc. Class A	77,720
108,500	Fidelity National Financial, Inc. Class A	2,737,455
71,400	Genworth Financial, Inc. Class A*	714,000
59,300	HCC Insurance Holdings, Inc.	2,492,379
47,600	Horace Mann Educators Corp.	992,460
15,600	Infinity Property & Casualty Corp.¤	876,720
139,000	Lincoln National Corp.	4,532,790
71,600	Meadowbrook Insurance Group, Inc.	504,780
6,600	Montpelier Re Holdings, Ltd.	171,930
10,775	Navigators Group, Inc.*	633,031
16,930	PartnerRe, Ltd.	1,576,352
17,700	Platinum Underwriters Holdings, Ltd.	987,837
13,400	Primerica, Inc.	439,252
8,000	ProAssurance Corp.	378,640
5,900	Protective Life Corp.	211,220
52,390	Reinsurance Group of America, Inc.	3,126,111
7,800	RenaissanceRe Holdings, Ltd.	717,522
5,100	Safety Insurance Group, Inc.	250,665
46,600	Symetra Financial Corp.	624,906
52,803	Tower Group International, Ltd.	974,214
101,450	Validus Holdings, Ltd.	3,791,187
4,744	White Mountains Insurance Group, Ltd.	2,690,417
43,400	Willis Group Holdings Plc	1,713,866
22,340	WR Berkley Corp.	991,226

		44,587,626

	Internet — 1.0%

30,200	AOL, Inc.	1,162,398
40,500	Blucora, Inc.* ‡	626,940
28,300	Digital River, Inc.*	400,162
17,800	EarthLink, Inc.	96,476
71,300	Limelight Networks, Inc.*	146,878
90,400	United Online, Inc.	545,112
46,625	ValueClick, Inc.*	1,377,769

		4,355,735

	Investment Companies — 1.3%

105,400	American Capital, Ltd.*	1,538,313
11,000	Apollo Investment Corp.	91,960
35,300	Ares Capital Corp.	638,930
60,800	BlackRock Kelso Capital Corp.‡	608,000
6,020	Capital Southwest Corp.	692,300
196,900	MCG Capital Corp.	941,182
16,800	PennantPark Investment Corp.	189,672
69,000	Prospect Capital Corp.‡	752,790
9,400	Solar Capital, Ltd.	220,806

		5,673,953

See accompanying Notes to the Financial Statements.	59

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Iron & Steel — 0.9%

84,000	AK Steel Holding Corp.‡	278,040
5,700	Reliance Steel & Aluminum Co.	405,669
18,100	Schnitzer Steel Industries, Inc. Class A	482,546
165,150	Steel Dynamics, Inc.	2,620,931

		3,787,186

	Lodging — 0.1%

9,100	Ameristar Casinos, Inc.	238,693
2,500	Orient-Express Hotels, Ltd. Class A*	24,650

		263,343

	Machinery - Construction & Mining — 0.5%

2,100	Hyster-Yale Materials Handling, Inc.	119,889
59,325	Terex Corp.*	2,041,967

		2,161,856

	Machinery - Diversified — 0.9%

27,875	AGCO Corp.	1,452,845
42,800	Albany International Corp. Class A	1,236,920
4,000	Columbus McKinnon Corp.*	77,000
17,300	Kadant, Inc.* ¤	432,500
2,090	Middleby Corp.*	317,993
8,700	NACCO Industries, Inc. Class A	464,232

		3,981,490

	Media — 0.9%

4,800	Belo Corp. Class A	47,184
7,300	EW Scripps Co. (The) Class A*	87,819
121,650	Gannett Co., Inc.	2,660,485
21,100	Scholastic Corp.	562,315
21,970	Starz - Liberty Capital*	486,636

		3,844,439

	Metal Fabricate & Hardware — 0.3%

4,300	CIRCOR International, Inc.	182,750
400	Mueller Industries, Inc.	21,316
15,700	Timken Co. (The)	888,306

		1,092,372

	Mining — 0.5%

181,978	AuRico Gold, Inc.* ‡	1,144,642
6,300	Coeur d’Alene Mines Corp.*	118,818
54,750	Pan American Silver Corp.‡	896,805

		2,160,265

	Miscellaneous - Manufacturing — 2.3%

16,460	Brink’s Co. (The)	465,160
10,800	FreightCar America, Inc.	235,656

60	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Miscellaneous - Manufacturing — continued

195,369	Griffon Corp.	2,328,798
900	Harsco Corp.	22,293
26,940	John Bean Technologies Corp.	559,005
134,700	Orkla ASA, Sponsored ADR‡	1,092,417
6,100	Standex International Corp.‡	336,842
35,100	STR Holdings, Inc.*	76,167
70,140	Trimas Corp.*	2,277,446
53,250	Trinity Industries, Inc.	2,413,822

		9,807,606

	Office & Business Equipment — 0.4%

36,050	Avery Dennison Corp.	1,552,674

	Office Furnishings — 0.1%

40,400	Steelcase, Inc. Class A	595,092

	Oil & Gas — 4.2%

74,400	Callon Petroleum Co.*	275,280
67,100	Carrizo Oil & Gas, Inc.* ‡	1,729,167
1,400	Contango Oil & Gas Co.	56,126
16,200	Delek US Holdings, Inc.	639,252
89,214	Denbury Resources, Inc.*	1,663,841
1,300	Energy XXI Bermuda, Ltd.	35,386
30,200	EPL Oil & Gas, Inc.*	809,662
51,300	HollyFrontier Corp.	2,639,385
78,880	Miller Energy Resources, Inc.* ‡	292,645
25,200	Nabors Industries, Ltd.	408,744
33,840	Ocean Rig UDW, Inc.*	545,162
155,900	Parker Drilling Co.*	667,252
75,000	Patterson-UTI Energy, Inc.‡	1,788,000
208,700	Penn Virginia Corp.‡	843,148
18,700	PetroQuest Energy, Inc.*	83,028
10,500	Plains Exploration & Production Co.*	498,435
47,770	Resolute Energy Corp.*	549,833
16,000	Stone Energy Corp.*	348,000
27,400	Swift Energy Co.*	405,794
1,200	Tesoro Corp.	70,260
50,790	Vaalco Energy, Inc.*	385,496
12,700	W&T Offshore, Inc.‡	180,340
21,600	Western Refining, Inc.‡	764,856
49,000	Whiting Petroleum Corp.*	2,491,160

		18,170,252

	Oil & Gas Services — 1.1%

21,800	Helix Energy Solutions Group, Inc.*	498,784
20,800	Mitcham Industries, Inc.*	351,936
93,450	RPC, Inc.‡	1,417,636
62,600	Tesco Corp.*	838,214

See accompanying Notes to the Financial Statements.	61

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Oil & Gas Services — continued

53,480	TETRA Technologies, Inc.*	548,705
91,400	Willbros Group, Inc.*	897,548

		4,552,823

	Packaging & Containers — 0.8%

41,025	Bemis Co., Inc.	1,655,769
19,200	Rock-Tenn Co. Class A	1,781,568

		3,437,337

	Pharmaceuticals — 1.8%

34,900	Allos Therapeutics, Inc.****	—
29,300	BioScrip, Inc.*	372,403
15,800	Hi-Tech Pharmacal Co., Inc.	523,138
27,775	Jazz Pharmaceuticals Plc*	1,552,900
67,800	Omnicare, Inc.	2,760,816
33,100	PharMerica Corp.*	463,400
26,500	Sirona Dental Systems, Inc.*	1,953,845

		7,626,502

	Pipelines — 0.2%

14,360	National Fuel Gas Co.	880,986

	Real Estate — 1.3%

12,340	FirstService Corp.*	410,181
136,850	Forestar Group, Inc.*	2,991,541
43,930	Hilltop Holdings, Inc.*	592,616
15,175	Jones Lang Lasalle, Inc.	1,508,547

		5,502,885

	REITS — 6.8%

4,200	Alexandria Real Estate Equities, Inc. REIT	298,116
2,300	American Assets Trust, Inc. REIT	73,623
10,000	Ashford Hospitality Trust, Inc. REIT	123,600
29,500	Associated Estates Realty Corp. REIT	549,880
131,700	BioMed Realty Trust, Inc. REIT	2,844,720
226,075	Brandywine Realty Trust REIT	3,357,214
5,100	Camden Property Trust REIT	350,268
19,200	Campus Crest Communities, Inc. REIT	266,880
49,300	CBL & Associates Properties, Inc. REIT	1,163,480
26,000	Chesapeake Lodging Trust REIT	596,440
66,100	Chimera Investment Corp. REIT	210,859
25,000	Coresite Realty Corp. REIT	874,500
8,000	Cousins Properties, Inc. REIT	85,520
6,600	CubeSmart REIT	104,280
2,900	Douglas Emmett, Inc. REIT	72,297
61,150	DuPont Fabros Technology, Inc. REIT‡	1,484,110
1,000	EastGroup Properties, Inc. REIT	58,200
7,900	EPR Properties REIT	411,195
2,200	Federal Realty Investment Trust REIT	237,688

62	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	REITS — continued

4,500	First Industrial Realty Trust, Inc. REIT	77,085
11,100	Getty Realty Corp. REIT	224,331
15,700	Government Properties Income Trust REIT	403,961
3,600	Hatteras Financial Corp. REIT	98,748
14,100	Hersha Hospitality Trust REIT	82,344
2,200	Home Properties, Inc. REIT	139,524
6,600	Hospitality Properties Trust REIT	181,104
88,000	Inland Real Estate Corp. REIT	887,920
4,500	Investors Real Estate Trust REIT	44,415
58,400	Kilroy Realty Corp. REIT	3,060,160
12,500	Liberty Property Trust REIT	496,875
17,700	LTC Properties, Inc. REIT	720,921
9,000	Mack-Cali Realty Corp. REIT	257,490
8,200	National Retail Properties, Inc. REIT‡	296,594
121,000	NorthStar Realty Finance Corp. REIT	1,147,080
29,100	Parkway Properties, Inc. REIT	539,805
31,500	Pennsylvania Real Estate Investment Trust REIT	610,785
23,400	Piedmont Office Realty Trust, Inc. REIT	458,406
8,800	Post Properties, Inc. REIT	414,480
13,200	Potlatch Corp. REIT	605,352
3,200	PS Business Parks, Inc. REIT	252,544
74,800	Ramco-Gershenson Properties Trust REIT	1,256,640
14,100	Rayonier, Inc. REIT‡	841,347
6,300	Realty Income Corp. REIT‡	285,705
21,600	Retail Opportunity Investments Corp. REIT‡	302,616
13,400	RLJ Lodging Trust REIT	304,984
33,000	Sabra Healthcare, Inc. REIT	957,330
15,900	Senior Housing Properties Trust REIT	426,597
2,100	Sovran Self Storage, Inc. REIT	135,429
15,700	Sunstone Hotel Investors, Inc. REIT*	193,267
4,800	Taubman Centers, Inc. REIT	372,768
3,800	Washington Real Estate Investment Trust REIT	105,792
700	Weingarten Realty Investors REIT	22,085

		29,367,354

	Retail — 5.8%

53,870	Abercrombie & Fitch Co. Class A	2,488,794
59,940	Big Lots, Inc.*	2,114,084
660	Biglari Holdings, Inc.*	246,305
42,700	Bloomin’ Brands, Inc.*	763,049
108,280	Bob Evans Farms, Inc.	4,614,894
45,500	Brown Shoe Co., Inc.	728,000
11,000	Chico’s FAS, Inc.	184,800
7,800	Childrens Place Retail Stores (The), Inc.*	349,596
102,100	Denny’s Corp.*	589,117
1,700	Dillard’s, Inc. Class A	133,535
44,050	Foot Locker, Inc.	1,508,272
87,780	Fred’s, Inc. Class A	1,200,830
9,500	GameStop Corp. Class A‡	265,715

See accompanying Notes to the Financial Statements.	63

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Retail — continued

55,175	GNC Holdings, Inc. Class A	2,167,274
38,500	hhgregg, Inc.* ‡	425,425
51,900	Insight Enterprises, Inc.*	1,070,178
16,310	JOS A Bank Clothiers, Inc.*	650,769
19,800	Kirkland’s, Inc.*	226,908
18,500	Movado Group, Inc.	620,120
23,200	Office Depot, Inc.* ‡	91,176
7,300	OfficeMax, Inc.‡	84,753
58,050	Pep Boys - Manny, Moe & Jack (The)*	684,409
6,300	Red Robin Gourmet Burgers, Inc.*	287,280
39,140	Regis Corp.‡	711,957
55,500	Rite Aid Corp.*	105,450
15,400	Signet Jewelers, Ltd.	1,031,800
3,400	Stage Stores, Inc.	87,992
27,310	Texas Roadhouse, Inc. Class A	551,389
349,700	Wet Seal (The), Inc. Class A*	1,056,094

		25,039,965

	Savings & Loans — 1.4%

44,800	Capitol Federal Financial, Inc.	540,736
21,500	Dime Community Bancshares	308,740
146,000	EverBank Financial Corp.‡	2,248,400
40,800	Hudson City Bancorp, Inc.	352,512
34,500	Oritani Financial Corp.	534,405
27,300	Provident Financial Services, Inc.	416,871
29,900	ViewPoint Financial Group, Inc.	601,289
49,300	Washington Federal, Inc.	862,750

		5,865,703

	Semiconductors — 3.0%

3,500	ATMI, Inc.*	78,505
23,600	Emulex Corp.*	154,108
16,100	Entegris, Inc.*	158,746
69,600	Formfactor, Inc.* ‡	327,120
23,200	GT Advanced Technologies, Inc.* ‡	76,328
11,700	Inphi Corp.*	122,265
288,900	LSI Corp.*	1,958,742
34,000	LTX-Credence Corp.*	205,360
26,500	Microsemi Corp.*	614,005
51,100	MKS Instruments, Inc.	1,389,920
82,375	NXP Semiconductor NV*	2,492,667
46,400	Photronics, Inc.*	309,952
143,200	PMC-Sierra, Inc.*	972,328
107,500	Skyworks Solutions, Inc.*	2,368,225
103,900	Teradyne, Inc.*	1,685,258

		12,913,529

64	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Software — 1.7%

2,200	Acxiom Corp.*	44,880
48,700	Allscripts Healthcare Solutions, Inc.*	661,833
85,400	AVG Technologies NV* ‡	1,188,768
84,200	CSG Systems International, Inc.*	1,784,198
52,500	Fidelity National Information Services, Inc.	2,080,050
32,380	Quality Systems, Inc.	591,906
87,800	Schawk, Inc.¤	964,922

		7,316,557

	Telecommunications — 1.5%

74,100	Arris Group, Inc.*	1,272,297
17,890	Atlantic Tele-Network, Inc.	867,844
3,300	Black Box Corp.	71,973
42,500	Calix, Inc.*	346,375
8,100	Comtech Telecommunications Corp.	196,668
71,800	Harmonic, Inc.*	415,722
1,100	IDT Corp. Class B	13,266
38,320	NeuStar, Inc. Class A*	1,783,029
32,700	Oplink Communications, Inc.*	536,280
6,200	Premiere Global Services, Inc.*	68,138
33,700	Sycamore Networks, Inc.	12,469
32,240	Telephone & Data Systems, Inc.	679,297
97,700	Vonage Holdings Corp.*	282,353

		6,545,711

	Textiles — 0.8%

7,700	G&K Services, Inc. Class A	350,427
11,800	Mohawk Industries, Inc.*	1,334,816
16,975	UniFirst Corp.	1,536,238

		3,221,481

	Toys, Games & Hobbies — 0.0%

10,615	JAKKS Pacific, Inc.‡	111,351

	Transportation — 1.4%

6,700	Arkansas Best Corp.	78,256
4,100	Bristow Group, Inc.	270,354
55,620	Heartland Express, Inc.	741,971
16,200	Knightsbridge Tankers, Ltd.‡	132,840
43,925	Ryder System, Inc.	2,624,519
33,300	Saia, Inc.*	1,204,461
1,900	Ship Finance International, Ltd.‡	33,516
76,500	Swift Transportation Co.*	1,084,770

		6,170,687

	Trucking & Leasing — 0.4%

112,230	Aircastle, Ltd.	1,535,306
1,100	Amerco, Inc.	190,894

		1,726,200

See accompanying Notes to the Financial Statements.	65

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares		Description	Value ($)

		Water — 0.5%

20,300		American States Water Co.	1,168,671
16,700		California Water Service Group	332,330
31,730		PICO Holdings, Inc.*	704,406

			2,205,407

		TOTAL COMMON STOCKS (COST $359,325,197)	423,640,977

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 6.3%

		Bank Deposit — 0.7%

2,978,549		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/13	2,978,549

		Securities Lending Collateral — 5.6%

23,990,680		State Street Navigator Securities Lending Prime Portfolio***	23,990,680

		TOTAL SHORT-TERM INVESTMENTS (COST $26,969,229)	26,969,229

		TOTAL INVESTMENTS — 104.9% (Cost $386,294,426)	450,610,206

		Other Assets and Liabilities (net) — (4.9)%	(21,198,556)

		NET ASSETS — 100.0%	$429,411,650

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	¤	Illiquid security. The total market value of the securities at year end is $2,274,142 which represents 0.5% of net assets. The aggregate tax cost of these securities held at March 31, 2013 was $2,420,504.

	*	Non-income producing security

	***	Represents an investment of securities lending cash collateral.

	****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at period end is $0 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2013 was $0.

	‡	All or a portion of this security is out on loan.

66	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

March 31, 2013

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	98.6
Short-Term Investments	6.3
Other Assets and Liabilities (net)	(4.9)

100.0%

See accompanying Notes to the Financial Statements.	67

Mercer Non-US Core Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	COMMON STOCKS — 94.7%

	Australia — 3.1%

64,696	Austria & New Zealand Banking Group, Ltd.	1,924,314
294,129	BGP Holdings Plc¤ ****	—
318,917	BHP Billiton, Ltd.	10,892,267
3,317,643	Boart Longyear Group	4,427,273
217,796	Brambles, Ltd.	1,923,225
87,873	Caltex Australia, Ltd.	1,955,915
325,988	carsales.com, Ltd.	3,194,671
112,547	Coca-Cola Amatil, Ltd.	1,710,756
260,318	Computershare, Ltd.‡	2,768,223
84,874	CSL, Ltd.	5,240,988
346,842	Downer EDI, Ltd.	1,793,536
56,559	Flight Centre, Ltd.‡	1,981,243
1,051,599	Fortescue Metals Group, Ltd.‡	4,319,596
98,334	iiNET, Ltd.	533,094
49,723	Macquarie Group, Ltd.	1,925,808
171,316	Mineral Resources, Ltd.	1,891,432
77,614	Monadelphous Group, Ltd.‡	1,836,803
60,956	National Australia Bank, Ltd.	1,959,871
147,976	Origin Energy, Ltd.	2,048,736
568,367	Sigma Pharmaceuticals, Ltd.	438,488
431,844	Suncorp-Metway, Ltd.	5,321,586
1,291,573	Telstra Corp., Ltd.	6,072,845
71,962	Woolworths, Ltd.	2,535,059

	Total Australia	66,695,729

	Austria — 0.3%

14,610	Austriamicrosystems AG	1,652,390
41,098	Erste Group Bank AG*	1,146,777
54,930	OMV AG	2,340,018
73,931	Voestalpine AG	2,274,162

	Total Austria	7,413,347

	Belgium — 0.5%

29,295	Ageas	992,543
92,795	Belgacom SA	2,311,069
51,378	Delhaize Group	2,807,543
10,563	Groupe Bruxelles Lambert SA	809,089
21,455	ThromboGenics NV*	1,035,617
28,619	UCB SA	1,830,132

	Total Belgium	9,785,993

	Bermuda — 1.0%

789,683	Catlin Group, Ltd.	6,247,283
1,249,000	Digital China Holdings, Ltd.	1,686,218
1,573,133	Esprit Holdings, Ltd.	1,888,737
604,000	First Pacific Co., Ltd.	818,545
401,956	Hiscox, Ltd.	3,356,927

68	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Bermuda — continued

257,000	Hongkong Land Holdings, Ltd.	1,904,370
29,200	Jardine Matheson Holdings, Ltd.	1,900,920
2,025,000	Noble Group, Ltd.	1,983,214
550,500	Yue Yuen Industrial Holdings	1,797,733

	Total Bermuda	21,583,947

	Brazil — 0.4%

79,155	Banco do Brasil SA	1,077,593
80,200	Ez Tec Empreendimentos e Participacoes SA	1,079,091
292,690	Itau Unibanco Holding SA, ADR	5,209,882
112,900	Light SA	1,119,845
82,700	Porto Seguro SA	1,159,486

	Total Brazil	9,645,897

	Canada — 1.0%

286,371	Cameco Corp.‡	5,941,927
167,748	Gildan Activewear, Inc.	6,692,088
164,902	Potash Corp. of Saskatchewan (Toronto Exchange)	6,476,293
121,143	Research In Motion, Ltd. (NYSE)* ‡	1,799,348

	Total Canada	20,909,656

	Cayman Islands — 0.8%

1,671,000	Dongyue Group	968,677
1,664,478	Sands China, Ltd.	8,630,460
204,950	Tencent Holdings, Ltd.	6,516,030

	Total Cayman Islands	16,115,167

	China — 0.2%

1,155,000	China Communications Construction Co., Ltd. Class H	1,075,747
948,000	China Petroleum & Chemical Corp. Class H	1,116,207
808,000	PetroChina Co., Ltd. Class H	1,061,699
3,218,000	Zijin Mining Group Co., Ltd.	1,065,391

	Total China	4,319,044

	Denmark — 1.9%

275	AP Moeller - Maersk AS Class B	2,150,547
45,376	Carlsberg AS Class B	4,423,877
253,151	GN Store Nord AS	4,513,156
24,733	Jyske Bank AS*	843,534
61,490	NKT Holding AS‡	2,283,566
88,010	Novo Nordisk AS Class B	14,325,975
92,713	Pandora AS‡	2,555,177
40,304	Sydbank AS*	826,838
762,770	TDC AS	5,871,706
62,020	Topdanmark AS*	1,487,070
166,856	Vestas Wind Systems AS* ‡	1,336,457

	Total Denmark	40,617,903

See accompanying Notes to the Financial Statements.	69

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Finland — 1.3%

84,957	Elisa OYJ‡	1,580,761
490,475	Fortum OYJ	9,900,748
1,998,633	Nokia OYJ‡	6,477,703
1,130,446	Nokia OYJ, Sponsored ADR	3,707,863
20,031	Sampo OYJ Class A	771,654
267,809	Stora Enso OYJ	1,731,503
79,197	Tieto OYJ‡	1,677,997
155,496	UPM-Kymmene OYJ	1,738,147

	Total Finland	27,586,376

	France — 8.2%

1,032,423	Alcatel-Lucent*	1,393,346
52,804	Alstom	2,152,827
12,325	AtoS	849,726
578,922	AXA SA	9,968,904
230,659	BNP Paribas	11,859,410
80,578	Bouygues SA	2,189,428
49,169	Cap Gemini SA	2,241,395
73,770	Casino Guichard Perrachon SA	7,765,802
6,298	Christian Dior SA	1,046,491
251,472	Cie Generale de Geophysique-Veritas*	5,673,617
47,075	Cie Generale des Etablissements Michelin	3,944,295
209,646	CNP Assurances	2,881,853
505,569	Credit Agricole SA*	4,171,764
233,499	Danone SA	16,275,092
62,354	Dassault Systemes SA	7,220,598
18,370	Eiffage SA	778,670
16,863	Essilor International	1,878,464
15,938	Euler Hermes SA	1,470,890
12,717	Eurazeo	645,847
49,513	Faurecia‡	788,387
229,206	France Telecom SA	2,322,210
40,312	Iliad SA	8,590,337
126,889	Legrand SA	5,543,153
42,803	LVMH Moet Hennessy Louis Vuitton SA	7,359,586
142,798	Metropole Television SA	2,223,323
709,248	Natixis	2,697,626
63,738	Neopost SA‡	3,825,069
68,859	Pernod-Ricard SA	8,595,482
21,567	Renault SA	1,353,553
88,356	Sanofi, ADR	4,513,224
57,687	Schneider Electric SA	4,222,323
322,285	SCOR SE	9,270,149
190,799	Societe Generale*	6,279,474
17,255	Teleperformance	736,614
58,768	Thales SA	2,489,933
46,141	Total SA	2,213,270
153,331	UBISOFT Entertainment*	1,659,801
14,676	Unibail-Rodamco REIT	3,424,217

70	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	France — continued

41,154	Valeo SA	2,230,886
50,230	Vinci SA	2,266,863
286,255	Vivendi SA	5,923,549
20,431	Zodiac Aerospace‡	2,384,801

	Total France	175,322,249

	Germany — 8.7%

24,246	Adidas AG	2,520,008
17,822	Allianz AG	2,424,689
71,479	Aurubis AG	4,550,756
25,935	BASF SE	2,275,269
251,791	Bayer AG	26,017,934
79,578	Bayerische Motoren Werke AG	6,878,143
25,581	Beiersdorf AG	2,366,409
21,620	Brenntag AG	3,381,439
130,806	Continental AG	15,666,365
195,646	DaimlerChrysler AG	10,663,410
647,265	Deutsche Post AG	14,939,966
428,761	Deutsche Telekom AG	4,540,014
256,067	Deutsche Wohnen AG	4,662,603
121,531	Deutz AG*	639,837
21,722	Duerr AG	2,371,201
79,854	Fresenius SE	9,873,621
267,338	GEA Group AG	8,825,948
93,807	GSW Immobilien AG	3,717,318
46,078	Hannover Rueckversicherung AG	3,620,534
36,379	HeidelbergCement AG	2,618,801
15,344	Henkel AG & Co. KGaA	1,213,718
22,885	Kabel Deutschland Holding AG	2,115,248
79,136	Kloeckner & Co. SE*	1,122,884
87,241	Leoni AG	3,384,309
59,989	Linde AG	11,173,467
12,190	Merck KGaA	1,842,378
47,549	Muenchener Rueckver AG	8,908,309
353,043	Premiere AG*	1,949,825
83,489	Rheinmetall AG	3,868,607
67,963	Siemens AG	7,333,402
54,432	Suedzucker AG	2,303,076
88,570	Symrise AG	3,515,477
232,270	TAG Immobilien AG	2,663,442
103,145	TUI AG*	1,108,726
10,991	Volkswagen AG	2,071,161

	Total Germany	187,128,294

	Gibraltar — 0.0%

65,908	Bwin.Party Digital Entertainment Plc	143,712

	Greece — 0.1%

263,541	Hellenic Telecommunications Organization SA*	1,597,308

See accompanying Notes to the Financial Statements.	71

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Greece — continued

72,007	OPAP SA	569,579
116,330	Public Power Corp. SA*	830,549

	Total Greece	2,997,436

	Hong Kong — 1.9%

424,400	AIA Group, Ltd.	1,853,383
2,783,000	Champion REIT	1,444,802
2,469,010	China Overseas Land & Investment, Ltd.	6,822,446
2,601,300	China Resources Power Holdings Co., Ltd.	7,807,938
791,830	China Unicom Hong Kong, Ltd.	1,056,773
496,000	Hutchison Whampoa, Ltd.	5,172,357
77,000	Hysan Development Co., Ltd.	390,324
5,304,061	Lenovo Group, Ltd.	5,261,254
164,000	Link (The) REIT	895,777
265,500	MTR Corp., Ltd.	1,055,139
1,045,000	New World Development, Ltd.	1,771,586
3,961,000	PCCW, Ltd.	1,826,745
240,500	Swire Pacific, Ltd. Class A	3,068,736
49,000	Television Broadcasts, Ltd.	370,846
198,000	Wharf Holdings, Ltd.	1,768,893

	Total Hong Kong	40,566,999

	India — 0.5%

3,094,890	Power Grid Corp. of India, Ltd.	6,021,796
787,555	Sun TV Network, Ltd.	5,649,095

	Total India	11,670,891

	Indonesia — 0.5%

6,813,250	Bank Rakyat Indonesia Persero Tbk PT	6,134,905
254,000	Indo Tambangraya Megah Tbk PT	927,914
5,113,500	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,015,596
717,000	Tambang Batubara Bukit Asam Persero Tbk PT	1,062,495
547,000	United Tractors Tbk PT	1,024,482
3,996,000	Vale Indonesia Tbk PT	976,640

	Total Indonesia	11,142,032

	Ireland — 0.3%

14,025,066	Governor & Co. of the Bank of Ireland (The)*	2,773,475
32,673	Paddy Power Plc	2,946,107
19,886	Smurfit Kappa Group Plc	329,409

	Total Ireland	6,048,991

	Israel — 0.4%

195,828	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	7,770,455

	Italy — 2.5%

240,952	Assicurazioni Generali Spa	3,756,192
109,963	Azimut Holding Spa	1,781,987

72	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Italy — continued

72,734	Banca Generali Spa	1,382,286
209,697	Banca Popolare dell’Emilia Romagna Scarl	1,483,687
1,422,398	Banca Popolare di Milano Scarl*	872,154
675,596	Beni Stabili Spa REIT	403,489
152,219	Buzzi Unicem Spa‡	2,343,617
36,421	Danieli & C. Officine Meccaniche Spa-RSP	605,648
662,813	Enel Spa	2,166,946
402,951	ENI Spa	9,070,532
32,677	Exor Spa	914,320
313,465	Fiat Spa (MIL Exchange)*	1,670,459
658,790	Gemina Spa*	1,107,351
2,012,603	Intesa Sanpaolo Spa	2,951,364
89,025	Lottomatica Spa	2,095,429
577,096	Mediaset Spa	1,180,490
274,917	Mediolanum Spa	1,513,047
968,187	Milano Assicurazioni Spa*	513,461
207,692	Pirelli & C. Spa	2,182,916
42,734	Societa Iniziative Autostradali e Servizi Spa	400,860
3,209,588	Telecom Italia Spa	2,270,908
4,642,815	Telecom Italia Spa-RNC	2,861,681
2,093,325	UniCredit Spa*	8,951,163
132,349	Unione di Banche Italiane SCPA	488,434

	Total Italy	52,968,421

	Japan — 22.5%

12,700	3-D Matrix, Ltd.*	969,857
97,700	Advantest Corp.	1,371,666
328,500	Aeon Credit Service Co., Ltd.	9,300,861
38,700	Aica Kogyo Co., Ltd.	709,623
189,350	Aiful Corp.*	1,260,722
88,500	Aisin Seiki Co., Ltd.	3,242,741
16,300	Alfresa Holdings Corp.	885,907
92,300	Alpine Electronics, Inc.	883,535
116,400	Alps Electric Co., Ltd.	762,629
38,000	Asahi Breweries, Ltd.	908,977
242,000	Asahi Glass Co., Ltd.	1,675,622
130,200	Astellas Pharma, Inc.	7,007,147
42,200	Bridgestone Corp.	1,413,848
55,100	Brother Industries, Ltd.	566,706
279,000	Calsonic Kansei Corp.	1,228,526
207,100	Canon, Inc.	7,599,394
65,465	Canon, Inc., Sponsored ADR	2,401,911
222,000	Central Glass Co., Ltd.	769,751
27,700	Central Japan Railway Co.	2,922,612
252,294	Chiba Bank, Ltd. (The)	1,813,984
98,000	Chiyoda Corp.	1,094,448
75,200	Chugai Pharmaceutical Co., Ltd.	1,673,244
225,400	Citizen Holdings Co., Ltd.	1,148,336
53,700	Coca-Cola Central Co., Ltd.	708,232

See accompanying Notes to the Financial Statements.	73

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Japan — continued

33,100	Coca-Cola West Co., Ltd.	576,662
100,900	COMSYS Holdings Corp.	1,223,421
2,643	Dai-ichi Life Insurance Co., Ltd. (The)	3,525,124
73,000	Daicel Corp.	569,124
65,500	Daifuku Co., Ltd.	532,945
67,000	Daihatsu Motor Co., Ltd.	1,388,173
196,300	Daiichi Sanyko Co., Ltd.	3,779,015
181,660	Daikin Industries, Ltd.	7,119,944
75,000	Dainippon Sumitomo Pharma Co., Ltd.	1,325,782
439,130	Daiwa House Industry Co., Ltd.	8,570,555
666,246	Daiwa Securities Group, Inc.	4,691,075
153,950	Dena Co., Ltd.	4,191,789
6,400	Denso Corp.	270,581
56,500	East Japan Railway Co.	4,645,235
33,500	Eisai Co., Ltd.	1,498,272
49,400	FamilyMart Co., Ltd.	2,256,679
239,000	Fuji Electric Holdings Co., Ltd.	699,053
98,000	Fuji Heavy Industries, Ltd.	1,546,820
2,920	Fuji Media Holdings, Inc.	5,062,327
292,400	FUJIFILM Holdings Corp.	5,765,897
431,000	Fujikura, Ltd.	1,361,487
199,000	Fujitsu General, Ltd.	1,682,674
577,000	Fujitsu, Ltd.	2,399,564
466,000	Fukuoka Financial Group, Inc.	2,329,504
74,097	Glory, Ltd.	1,774,797
247,294	Hachijuni Bank, Ltd. (The)	1,475,558
272,000	Hankyu Hanshin Holdings, Inc.	1,640,332
212,000	Hino Motors, Ltd.	2,290,917
27,600	Hirose Electric Co., Ltd.	3,631,270
16,700	Hisamitsu Pharmaceutical Co., Inc.	902,319
61,400	Hitachi Construction Machinery Co., Ltd.	1,312,636
34,300	Hitachi High-Technologies Corp.	715,769
499,000	Hitachi, Ltd.	2,897,830
7,900	Hogy Medical Co., Ltd.	426,005
51,600	Ibiden Co., Ltd.	804,569
13,100	Idemitsu Kosan Co., Ltd.	1,138,343
398,000	IHI Corp.	1,206,445
1,584	Inpex Holdings, Inc.	8,491,130
409,000	Isuzu Motors, Ltd.	2,466,528
86,600	Ito En, Ltd.	2,090,853
248,300	Itochu Corp.	3,034,426
44,000	Japan Airlines Co., Ltd.	2,052,117
63,000	Japan Aviation Electronics Industry, Ltd.	479,770
83,000	Japan Securities Finance Co., Ltd.	637,375
552,500	Japan Tobacco, Inc.	17,658,610
72,000	JGC Corp.	1,842,502
355,714	Joyo Bank, Ltd. (The)	1,978,711
79,800	JTEKT Corp.	751,149
228,200	JX Holdings, Inc.	1,279,104

74	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Japan — continued

27,300	Kagome Co., Ltd.	518,880
41,000	Kaken Pharmaceutical Co., Ltd.	744,384
236,000	Kaneka Corp.	1,360,476
415,308	Kao Corp.	13,428,380
300,000	Kawasaki Heavy Industries, Ltd.	944,480
389,000	Kawasaki Kisen Kaisha, Ltd.*	827,483
676,180	KDDI Corp.	28,228,106
188,000	Kirin Holdings Co., Ltd.	3,021,357
14,900	Kissei Pharmaceutical Co., Ltd.	315,528
63,500	Kobayashi Pharmaceutical Co., Ltd.	3,086,524
249,750	Komatsu, Ltd.	5,931,629
510,000	Konica Minolta Holdings, Inc.	3,715,699
69,986	Kose Corp.	1,627,945
100	Kyocera Corp.	9,136
42,500	KYORIN Holdings, Inc.	1,031,536
40,000	Kyowa Hakko Kirin Co., Ltd.	452,670
78,373	Lawson, Inc.	6,018,433
338	M3, Inc.	658,960
517,000	Marubeni Corp.	3,937,162
244,000	Mazda Motor Corp.*	713,678
76,600	Medipal Holdings Corp.	1,072,987
48,800	Megmilk Snow Brand Co., Ltd.	773,367
397,000	Mitsubishi Chemical Holdings Corp.	1,883,238
109,200	Mitsubishi Co.	2,044,161
636,000	Mitsubishi Heavy Industries, Ltd.	3,666,369
894,000	Mitsubishi Materials Corp.	2,519,783
74,600	Mitsubishi Tanabe Pharma Corp.	1,142,565
433,200	Mitsubishi UFJ Lease & Finance Co., Ltd.	2,262,297
192,800	Mitsui & Co., Ltd.	2,702,727
598,000	Mitsui Chemicals, Inc.	1,297,511
558,000	Mitsui Engineering & Shipbuilding Co., Ltd.	1,008,934
318,000	Morinaga Milk Industry Co., Ltd.	980,855
63,300	MS&AD Insurance Group Holdings	1,402,403
63,500	Namco Bandai Holdings, Inc.	1,121,144
875,000	NEC Corp.	2,326,633
130,430	Nidec Corp.	7,796,390
129,900	Nihon Kohden Corp.	4,580,073
19,600	Nintendo Co., Ltd.	2,115,933
156,000	Nippon Express Co., Ltd.	746,650
44,900	Nippon Konpo Unyu Soko Co., Ltd.	712,039
72,000	Nippon Shokubai Co., Ltd.	633,312
39,100	Nippon Telegraph & Telephone Corp.	1,705,063
34,821	Nippon Telegraph & Telephone Corp., ADR	757,009
224,200	Nippon Television Network Corp.	3,319,362
400,000	Nishimatsu Construction Co., Ltd.	676,452
130,700	Nissan Motor Company, Ltd.	1,260,848
34,000	Nisshin Seifun Group, Inc.	448,415
74,600	Nisshin Steel Holdings Co., Ltd.*	587,945
71,000	Nisshinbo Holdings, Inc.	493,118

See accompanying Notes to the Financial Statements.	75

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Japan — continued

25,500	Nitto Denko Corp.	1,526,962
60,800	NKSJ Holdings, Inc.	1,273,295
218,200	Nomura Holdings, Inc.	1,346,054
211,941	Nomura Research Institute, Ltd.	5,473,226
370,941	North Pacific Bank, Ltd.	1,250,673
3,384	NTT DoCoMo, Inc.	5,024,531
13,760	Obic Co., Ltd.	3,186,080
771,000	Oki Electric Industry Co., Ltd.*	885,641
67,800	Olympus Corp.*	1,603,778
29,600	Ono Pharmaceutical Co., Ltd.	1,829,143
31,100	Oracle Corp. Japan	1,400,856
946,200	Orix Corp.*	12,036,324
162,000	Otsuka Holdings Co., Ltd.	5,625,718
53,000	Pacific Metals Co., Ltd.	272,836
13,600	Paramount Bed Holdings Co., Ltd.	507,722
6,600	Pigeon Corp.	462,604
314,300	Pioneer Corp.*	571,637
36,900	Pola Orbis Holdings, Inc.	1,177,409
210,000	Press Kogyo Co., Ltd.	1,083,280
803,690	Rakuten, Inc.	8,214,700
343,000	Ricoh Company, Ltd.	3,713,827
98,900	Round One Corp.	730,021
28,334	Sankyo Co., Ltd.	1,325,990
87,833	Santen Pharmaceutical Co., Ltd.	4,068,419
101,400	SBI Holdings, Inc.	895,150
120,340	Shin-Etsu Chemical Co., Ltd.	7,948,430
137,000	Shinko Electric Industries Co., Ltd.	1,135,110
107,200	Shionogi & Co., Ltd.	2,167,488
142,700	Showa Corp.	1,528,386
249,800	Showa Shell Sekiyu KK	1,766,826
1,368	SKY Perfect JSAT Holdings, Inc.	646,752
87,500	Sodick Co., Ltd.	540,709
56,500	Sony Corp.	976,521
25,601	Sony Corp., Sponsored ADR	445,457
204,500	Sony Financial Holdings, Inc.	3,045,097
916,000	Sumitomo Chemical Co., Ltd.	2,864,327
107,700	Sumitomo Corp.	1,355,128
221,900	Sumitomo Electric Industries, Ltd.	2,711,796
37,600	Sumitomo Forestry Co., Ltd.	416,711
60,000	Sumitomo Metal Mining Co., Ltd.	847,479
151,541	Sumitomo Mitsui Financial Group	6,189,294
56,700	Suzuki Motor Corp.	1,265,830
69,900	T&D Holdings, Inc.	831,930
73,800	Tachi-S Co., Ltd.	1,308,494
39,900	Taiyo Yuden Co., Ltd.	505,010
51,300	Takara Bio, Inc.	753,513
112,400	Takeda Pharmaceutical Co., Ltd.	6,144,820
45,700	Terumo Corp.	1,956,419
325,000	Toagosei Co., Ltd.	1,420,708

76	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Japan — continued

272,180	Tokio Marine Holdings, Inc.	7,827,853
27,100	Tokyo Electron, Ltd.	1,150,064
41,300	Tokyo Ohka Kogyo Co., Ltd.	877,658
198,000	Toppan Printing Co., Ltd.	1,423,612
246,000	Toyo Ink SC Holdings Co., Ltd.	1,169,560
26,600	Toyoda Gosei Co., Ltd.	636,850
58,100	Toyota Industries Corp.	2,128,850
358,320	Toyota Motor Corp.	18,388,577
154	Toyota Motor Corp., Sponsored ADR	15,807
64,800	Toyota Tsusho Corp.	1,652,738
10,600	Tsumura & Co.	387,269
28,057	USS Co., Ltd.	3,222,884
41,800	West Japan Railway Co.	2,009,530
15,100	Yakult Honsha Co., Ltd.	608,690
452,962	Yamato Holdings Co., Ltd.	8,199,759
735,720	Yokogawa Electric Corp.	7,355,635

	Total Japan	482,234,522

	Luxembourg — 0.4%

378,644	Tenaris SA‡	7,706,531

	Malaysia — 0.2%

929,300	Genting Malaysia Bhd	1,101,415
427,900	RHB Capital Bhd	1,192,565
365,400	Sime Darby Bhd	1,092,719

	Total Malaysia	3,386,699

	Malta — 0.1%

31,613	Unibet Group Plc, ADR	1,106,115

	Mauritius — 0.1%

3,828,000	Golden Agri-Resources, Ltd.‡	1,789,650

	Mexico — 0.4%

443,800	Alfa SAB de CV Class A	1,084,040
1,757,700	Fibra Uno Administracion SA de CV REIT	5,804,798
271,600	Grupo Mexico SAB de CV Series B	1,094,839

	Total Mexico	7,983,677

	Netherlands — 2.3%

462,925	Aegon NV	2,788,526
93,018	Aegon NV, ADR	559,038
38,665	ASM International NV	1,286,175
50,736	CSM	1,074,976
139,980	Delta Lloyd NV	2,405,031
6,990	Heineken Holding NV	448,703
149,960	Heineken NV	11,322,735
1,437,225	ING Groep NV, ADR*	10,218,752
266,074	Koninklijke Ahold NV	4,084,610

See accompanying Notes to the Financial Statements.	77

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Netherlands — continued

56,347	Koninklijke Boskalis Westminster NV	2,242,286
41,480	Koninklijke DSM NV	2,418,738
154,632	Koninklijke KPN NV‡	521,029
94,631	Koninklijke Philips Electronics NV	2,805,188
65,943	Koninklijke Philips Electronics NV, ADR	1,948,616
288,425	STMicroelectronics NV	2,222,198
87,398	Unilever NV	3,583,318

	Total Netherlands	49,929,919

	New Zealand — 0.1%

222,913	Ryman Healthcare, Ltd.	941,478
182,075	Sky City Entertainment Group, Ltd.	672,873
154,950	Trade Me, Ltd.	614,182

	Total New Zealand	2,228,533

	Norway — 1.1%

884,292	DnB NOR ASA	12,985,788
40,919	Fred Olsen Energy ASA	1,753,922
2,375,444	Marine Harvest ASA*	2,205,406
73,768	Statoil ASA	1,785,862
352,190	Storebrand ASA*	1,368,907
47,897	TGS Nopec Geophysical Co. ASA	1,806,659
37,662	Yara International ASA	1,708,592

	Total Norway	23,615,136

	Portugal — 0.1%

1,329,014	Sonae	1,194,610

	Russia — 0.3%

37,336	Magnit OJSC****	7,206,702

	Singapore — 0.5%

1,239,000	First Resources, Ltd.	1,827,640
344,000	Frasers Commercial Trust REIT	390,972
201,000	Keppel Corp., Ltd.	1,814,606
230,000	Oversea-Chinese Banking Corp., Ltd.	1,974,448
174,000	Parkway Life Real Estate Investment Trust REIT‡	354,844
233,230	Venture Corp., Ltd.	1,628,061
2,477,000	Yangzijiang Shipbuilding Holdings, Ltd.‡	1,936,716

	Total Singapore	9,927,287

	South Africa — 0.3%

17,401	Kumba Iron Ore, Ltd.	933,110
131,917	Sasol, Ltd.	5,857,034

	Total South Africa	6,790,144

	South Korea — 0.8%

120,653	Celltrion, Inc.	5,769,135

78	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	South Korea — continued

28,160	Hana Financial Group, Inc.	992,155
5,606	Hyundai Heavy Industries Co., Ltd.	1,078,271
3,740	Hyundai Mobis	1,045,425
29,209	Hyundai Motor Co.	5,867,528
30,100	KB Financial Group, Inc.	1,000,989
17,962	LG Corp.	1,042,913
763	Samsung Electronics Co., Ltd.	1,035,529

	Total South Korea	17,831,945

	Spain — 2.1%

9,469	Acciona SA	517,128
20,496	Almirall SA	256,609
253,058	Amadeus IT Holding SA‡	6,848,355
474,403	Banco Bilbao Vizcaya Argentaria SA	4,119,888
6,440	Corp. Financiera Alba SA	282,324
97,309	Endesa SA	2,059,873
44,493	Fomento de Construcciones y Contratas SA‡	425,073
94,349	Gas Natural SDG SA	1,673,130
469,932	Iberdrola SA	2,192,295
108,175	Inditex SA	14,363,029
189,954	Indra Sistemas SA‡	2,268,454
716,857	Mapfre SA‡	2,219,363
419,542	Repsol VPF SA	8,538,927

	Total Spain	45,764,448

	Sweden — 3.6%

25,388	Betsson AB	818,023
105,584	Boliden AB	1,703,439
112,914	Castellum AB‡	1,611,569
1,551	Fabege AB‡	15,887
58,425	Holmen AB	1,741,428
206,057	Hufvudstaden AB‡	2,592,350
38,259	Industrivarden AB	697,865
98,758	Intrum Justitia AB	1,913,797
67,570	Investment AB Oresund*	1,091,180
164,640	Investor AB Class B	4,765,495
77,770	JM AB‡	1,847,964
1,463,517	Nordea Bank AB	16,611,436
85,445	Ratos AB	904,781
82,228	Saab AB	1,783,166
485,183	Skandinaviska Enskilda Banken AB‡	4,883,917
6,757	SkiStar AB	80,539
321,226	Svenska Cellulosa AB Class B	8,299,903
160,309	Svenska Handelsbanken AB Series A‡	6,866,511
110,939	Tele2 AB	1,934,864
1,070,086	Telefonaktiebolaget LM Ericsson	13,363,732
82,110	Telefonaktiebolaget LM Ericsson Class B, Sponsored ADR	1,034,586
259,739	TeliaSonera AB	1,858,760

	Total Sweden	76,421,192

See accompanying Notes to the Financial Statements.	79

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Switzerland — 7.3%

29,896	Actelion, Ltd.	1,627,476
196,804	Aryzta AG	11,648,835
20,010	Baloise-Holding AG	1,878,546
8,303	Bucher Industries AG	1,926,362
22,819	Cie Financiere Richemont SA	1,795,254
5,736	Flughafen Zuerich AG	2,675,831
13,747	Geberit AG	3,392,654
4,053	Georg Fischer AG	1,720,583
4,567	Givaudan SA	5,623,446
4,487	Helvetia Holding AG	1,812,427
59,829	Julius Baer Group, Ltd.	2,332,001
229	Lindt & Spruengli AG	883,401
21	Lindt & Spruengli AG (Registered Shares)	950,039
441,788	Nestle SA	32,027,822
34,913	Nestle SA, Sponsored ADR	2,530,145
98,800	Novartis AG	7,037,394
77,490	OC Oerlikon Corp. AG Class R	920,600
106,234	Roche Holding AG	24,792,982
25,193	Roche Holding AG, Sponsored ADR	1,476,310
13,991	Schindler Holding AG	2,055,175
4,750	SGS SA	11,677,491
6,645	Swatch Group AG (The)	3,873,531
16,584	Swiss Life Holding	2,464,089
138,675	Swiss Re, Ltd.	11,305,465
27,075	Syngenta AG	11,322,351
21,860	Zurich Insurance Group AG	6,098,962

	Total Switzerland	155,849,172

	Taiwan — 0.3%

356,087	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	6,121,136

	Thailand — 0.4%

936,670	Advanced Info Service PCL (Registered Shares)	7,548,374
1,218,150	Krung Thai Bank PCL	1,031,590
93,902	PTT PCL	1,038,902

	Total Thailand	9,618,866

	United Kingdom — 18.2%

2,311,718	Aberdeen Asset Management Plc	15,065,906
711,929	Alent Plc*	4,081,966
52,048	Amec Plc	834,581
224,154	Amlin Plc	1,441,453
21,949	ARM Holdings Plc, Sponsored ADR	929,979
422,887	Ashmore Group Plc	2,247,466
346,727	Ashtead Group Plc	3,087,851
185,831	AstraZeneca Plc, Sponsored ADR	9,287,833
50,479	AstraZeneca Plc	2,529,063
166,541	BAE Systems Plc	997,123
533,004	Balfour Beatty Plc	1,900,331

80	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	United Kingdom — continued

2,727,753	Barclays Plc	12,059,312
1,292,163	Barratt Developments Plc*	5,378,077
112,728	BBA Aviation Plc	440,768
74,059	Bellway Plc	1,458,541
51,705	Berendsen Plc	616,315
80,668	Bodycote Plc	656,548
1,398,487	BP Plc	9,766,131
319,801	British American Tobacco Plc	17,127,184
70,914	British American Tobacco Plc, Sponsored ADR	7,591,344
537,213	BT Group Plc	2,267,733
24,694	BT Group Plc, Sponsored ADR	1,037,889
332,169	Bunzl Plc	6,531,750
76,514	Burberry Group Plc	1,544,069
726,154	Cairn Energy Plc*	3,015,690
1,881,562	Cobham Plc	6,942,654
756,990	Compass Group Plc	9,661,144
32,959	Diageo Plc, Sponsored ADR	4,147,561
1,566,148	DSG International Plc*	803,566
179,146	easyJet Plc‡	2,937,863
59,244	Experian Plc	1,025,534
393,276	GlaxoSmithKline Plc, Sponsored ADR	18,448,577
600,818	GlaxoSmithKline Plc	14,035,928
416,692	Halma Plc	3,277,522
84,222	Hargreaves Lansdown Plc	1,110,059
1,045,303	Hays Plc	1,530,894
784,101	Henderson Group Plc, ADR	1,912,866
228,395	Home Retail Group	538,244
171,200	HSBC Holdings Plc	1,808,455
1,308	HSBC Holdings Plc, Sponsored ADR	69,769
2,367,373	HSBC Holdings Plc (Ordinary Shares)	25,253,043
457,561	ICAP Plc	2,017,652
133,638	IG Group Holdings Plc	1,083,607
62,738	Imperial Tobacco Group Plc	2,190,132
116,115	Inchcape Plc	885,982
75,948	Informa Plc	607,177
46,061	InterContinental Hotels Group Plc	1,403,723
391,103	Intermediate Capital Group Plc	2,512,667
1,159,814	ITV Plc	2,278,890
153,012	J Sainsbury Plc	879,411
149,800	Jardine Lloyd Thompson Group Plc	1,935,718
425,681	Kingfisher Plc	1,860,269
921,174	Legal & General Group Plc	2,415,654
5,982,099	Lloyds TSB Group Plc*	4,422,767
110,698	London Stock Exchange Group Plc	2,195,248
333,351	Meggitt Plc	2,485,329
590,531	Melrose Industries Plc	2,380,718
213,391	Mitchells & Butlers Plc*	1,056,317
179,106	Mondi Plc	2,431,355
62,900	Next Plc	4,169,991

See accompanying Notes to the Financial Statements.	81

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	United Kingdom — continued

1,849,292	Old Mutual Plc	5,691,935
263,470	Pearson Plc	4,736,784
192,813	Persimmon Plc	3,129,787
106,612	Petrofac, Ltd.	2,319,813
1,118,207	Prudential Plc	18,083,084
1,012,577	QinetiQ Group Plc	3,188,875
181,592	Reckitt Benckiser Group Plc	13,009,342
185,047	Reed Elsevier Plc	2,194,491
564,525	Resolution, Ltd.	2,335,879
83,055	Restaurant Group Plc (The)	590,092
19,072	Rightmove Plc	515,776
223,332	Rolls-Royce Holdings Plc	3,832,041
72,816	Royal Dutch Shell Plc Class A (Amsterdam Exchange)	2,355,340
340,229	Royal Dutch Shell Plc Class A (London Exchange)	10,998,860
1,282,907	RSA Insurance Group Plc	2,267,508
175,638	SABMiller Plc	9,238,406
144,600	Shire Plc	4,400,142
103,729	Spectris Plc	3,868,381
368,515	Stagecoach Group Plc	1,738,030
407,981	Standard Chartered Plc	10,553,166
601,107	Standard Life Plc	3,334,281
3,790,137	Taylor Wimpey Plc	5,231,419
94,498	Telecity Group Plc	1,296,437
80,054	The Berkeley Group Holdings Unit Plc	2,481,000
235,686	Thomas Cook Group Plc*	402,254
204,322	TUI Travel Plc	1,010,183
90,625	Ultra Electronics Holdings Plc	2,366,885
128,615	United Business Media, Ltd.	1,375,857
711,930	Vesuvius Plc	3,811,714
3,074,456	Vodafone Group Plc	8,711,253
416,405	WH Smith Plc‡	4,720,048
723,130	William Hill Plc	4,061,640

	Total United Kingdom	388,461,892

	TOTAL COMMON STOCKS (COST $1,794,002,285)	2,025,600,715

	INVESTMENT COMPANIES — 1.3%

	United States — 1.3%

352,682	iShares MSCI EAFE Index Fund	20,801,184
452,666	iShares MSCI Taiwan Index Fund	6,038,565

	Total United States	26,839,749

	TOTAL INVESTMENT COMPANIES (COST $25,701,211)	26,839,749

	PREFERRED STOCKS — 1.3%

	Brazil — 0.1%

75,500	Bradespar SA, 7.09%	985,898
188,000	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, 39.62%	922,121

	Total Brazil	1,908,019

82	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Germany — 1.2%

137,765	Henkel AG & Co. KGaA, 1.09%	13,283,717
28,409	Porsche Automobil Holding SE, 1.33%	2,080,088
14,790	ProSiebenSat.1 Media AG, 4.29%	528,922
45,941	Volkswagen AG, 1.96%	9,143,885

	Total Germany	25,036,612

	TOTAL PREFERRED STOCKS (COST $23,804,193)	26,944,631

	RIGHTS — 0.0%

	United Kingdom — 0.0%

160,696	William Hill Plc, Strike Price $0.00, Expires 04/04/2013*	302,570

	TOTAL RIGHTS (COST $—)	302,570

Notional	Description	Value ($)

	OPTIONS PURCHASED — 0.0%

	Put Options — 0.0%

353,205,535	OTC Japanese Yen versus U.S. Dollar with Deutsche Bank Securities, Strike Price $85.70, Expires 07/23/13	379,844
1,126,158,133	OTC Japanese Yen versus U.S. Dollar with JP Morgan Securities, Inc., Strike Price $0.01, Expires 01/20/14	259,800

	TOTAL PUT OPTIONS PURCHASED (COST $240,898)	639,644

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 5.3%

	Bank Deposit — 2.3%

49,795,728	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/13	49,795,728

	Securities Lending Collateral — 3.0%

65,114,408	State Street Navigator Securities Lending Prime Portfolio***	65,114,408

	TOTAL SHORT-TERM INVESTMENTS (COST $114,910,136)	114,910,136

	TOTAL INVESTMENTS — 102.6% (Cost $1,958,658,723)	2,195,237,445

	Other Assets and Liabilities (net) — (2.6)%	(56,307,618)

	NET ASSETS — 100.0%	$2,138,929,827

See accompanying Notes to the Financial Statements.	83

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Notes to Schedule of Investments:

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

¤	Illiquid security. The total market value of the securities at year end is $0 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2013 was $0.

*	Non-income producing security

***	Represents an investment of securities lending cash collateral.

****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at period end is $7,206,702 which represents 0.3% of net assets. The aggregate tax cost of these securities held at March 31, 2013 was $7,251,839.

‡	All or a portion of this security is out on loan.

84	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2013

Industry Sector Summary (Unaudited)	% of Net Assets
Banks	8.4
Pharmaceuticals	7.6
Insurance	7.2
Telecommunications	6.0
Chemicals	4.6
Food	4.5
Diversified Financial Services	3.6
Oil & Gas	3.6
Auto Manufacturers	3.5
Retail	2.5
Agriculture	2.3
Auto Parts & Equipment	2.2
Beverages	2.0
Electronics	1.9
Transportation	1.9
Media	1.8
Commercial Services	1.7
Holding Companies — Diversified	1.6
Miscellaneous — Manufacturing	1.6
Electric	1.5
Engineering & Construction	1.5
Internet	1.5
Household Products & Wares	1.3
Real Estate	1.3
Home Builders	1.2
Machinery — Diversified	1.2
Mining	1.2
Software	1.1
Aerospace & Defense	1.0
Health Care — Products	1.0
Unaffiliated Fund	1.0
Computers	0.9
Cosmetics & Personal Care	0.9
Electrical Components & Equipment	0.9
Building Materials	0.8
Distribution & Wholesale	0.8
Forest Products & Paper	0.8
Semiconductors	0.8
Apparel	0.7
Entertainment	0.7
Lodging	0.6
Metal Fabricate & Hardware	0.6
Oil & Gas Services	0.6
Biotechnology	0.5
Food Service	0.5
Machinery — Construction & Mining	0.5
Office & Business Equipment	0.5
REITS	0.5
Investment Companies	0.4
Iron & Steel	0.4
Equity Fund	0.3

See accompanying Notes to the Financial Statements.	85

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2013

Industry Sector Summary (Unaudited)	% of Net Assets
Leisure Time	0.3
Airlines	0.2
Shipbuilding	0.2
Coal	0.1
Energy — Alternate Sources	0.1
Gas	0.1
Hand & Machine Tools	0.1
Health Care — Services	0.1
Toys, Games & Hobbies	0.1
Advertising	0.0
Home Furnishings	0.0
Textiles	0.0
Short-Term Investments and Other Assets and Liabilities (net)	2.7

100.0%

86	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	DEBT OBLIGATIONS — 104.6%

	Asset Backed Securities — 3.4%

38,352	ACE Securities Corp., Series 2005-SD3, Class A, 0.60%, due 08/25/45†	37,723
31,657	American Airlines Pass Through Trust, Series 2001-1, Class A, 6.98%, due 11/23/22†††	31,737
344,652	Ameriquest Mortgage Securities, Inc., Series 2004-R2, Class A1A, 0.89%, due 04/25/34†	329,847
284,355	Asset Backed Securities Corp. Home Equity, Series 2003-HE7, Class M1, 1.18%, due 12/15/33†	268,696
210,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A, 3.15%, due 03/20/17 144A	220,909
250,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A, 2.80%, due 05/20/18 144A	263,030
200,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.10%, due 03/20/19 144A	204,340
220,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A, 1.92%, due 09/20/19 144A	221,754
29,249	Bayview Financial Acquisition Trust, Series 2004-A, Class A, 0.88%, due 02/28/44†	28,732
52,512	Bayview Financial Acquisition Trust, Series 2004-C, Class A1, 0.83%, due 05/28/44†	51,806
156,032	Bear Stearns Asset Backed Securities Trust, Series 2004-SD3, Class A3, 0.77%, due 09/25/34†	151,807
271,020	Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A3, 0.56%, due 09/25/35†	261,078
40,229	Bear Stearns Asset Backed Securities, Inc., Series 2005-SD4, Class 2A1, 0.60%, due 12/25/42†	39,204
24,661	Bear Stearns Asset Backed Securities, Inc., Series 2006-HE10, Class 1A1, 0.31%, due 12/25/36†	24,618
1,465,976	BNSF Railway Co. 2007-1 Pass Through Trust, 6.00%, due 04/01/24	1,715,192
776,242	Burlington Northern and Santa Fe Railway Co. 2006-1 Pass Through Trust, 5.72%, due 01/15/24	913,624
2,700,000	Chase Issuance Trust, Series 2012-A8, Class A8, 0.54%, due 10/16/17	2,696,967
293,244	Citigroup Mortgage Loan Trust, Inc., Series 2006-SHL1, Class A, 0.40%, due 11/25/45† 144A	280,668
66,427	Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL2, Class A3A, 0.27%, due 05/25/37†	50,032
93,257	Continental Airlines Pass Through Trust, Series 1998-1, Class A, 6.65%, due 03/15/19	99,551
30,208	Continental Airlines Pass Through Trust, Series 2003-ERJ1, Class A, 7.88%, due 01/02/20	32,020
209,825	Continental Airlines Pass Through Trust, Series 2004-ERJ1, Class A, 9.56%, due 03/01/21	230,807
300,615	Continental Airlines Pass Through Trust, Series 2005-ERJ1, 9.80%, due 10/01/22	339,695
41,663	Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A, 0.43%, due 12/15/35†	24,664
96,285	CVS Pass-Through Trust, 5.88%, due 01/10/28	111,889
224,982	CVS Pass-Through Trust, 6.04%, due 12/10/28	264,642
52,820	CVS Pass-Through Trust, 6.94%, due 01/10/30	65,854
206,422	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.82%, due 02/10/24	233,773
425,000	Greenpoint Manufactured Housing, Series 1999-2, Class A2, 2.96%, due 03/18/29†	374,471
250,000	Greenpoint Manufactured Housing, Series 1999-3, Class 2A2, 3.60%, due 06/19/29†	223,575
250,000	Greenpoint Manufactured Housing, Series 1999-4, Class A2, 3.70%, due 02/20/30†	220,440

See accompanying Notes to the Financial Statements.	87

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Asset Backed Securities — continued

375,000	Greenpoint Manufactured Housing, Series 2001-2, Class IA2, 3.70%, due 02/20/32†	320,348
500,000	Greenpoint Manufactured Housing, Series 2001-2, Class IIA2, 3.70%, due 03/13/32†	420,290
23,351	Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1, 0.64%, due 07/25/30†	23,147
218,472	GSAA Trust, Series 2006-14, Class A1, 0.25%, due 09/25/36†	109,622
306,554	GSAMP Trust, Series 2004-SEA2, Class A2B, 0.75%, due 03/25/34†	305,356
156,261	GSAMP Trust, Series 2006-S4, Class A1, 0.29%, due 05/25/36†	23,611
280,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 5.29%, due 03/25/16 144A	302,417
320,000	Hertz Vehicle Financing LLC, Series 2013-1A, Class A2, 1.83%, due 08/25/19 144A	321,547
467,151	Home Equity Asset Trust, Series 2003-8, Class M1, 1.28%, due 04/25/34†	433,445
791,430	Keycorp Student Loan Trust, Series 2003-A, Class 1A2, 0.56%, due 10/25/32†	788,915
153,283	Merrill Lynch Mortgage Investors, Inc., Series 2007-MLN1, Class A2A, 0.31%, due 03/25/37†	105,804
421,435	Morgan Stanley ABS Capital I, Series 2003-NC10, Class M1, 1.22%, due 10/25/33†	391,996
390,504	Morgan Stanley ABS Capital I, Series 2003-NC6, Class M1, 1.40%, due 06/25/33†	383,078
295,197	Morgan Stanley ABS Capital I, Series 2003-NC7, Class M1, 1.25%, due 06/25/33†	292,879
115,845	Morgan Stanley ABS Capital I, Series 2007-NC2, Class A2FP, 0.35%, due 02/25/37†	63,455
1,100,000	Nelnet Student Loan Trust, Series 2005-4, Class A4R2, 0.58%, due 03/22/32†	952,051
241,266	Novastar Home Equity Loan, Series 2003-3, Class A3, 1.10%, due 12/25/33†	220,999
248,099	NovaStar Mortgage Funding Trust, Series 2003-3, Class A2C, 1.26%, due 12/25/33†	233,223
1,666,794	Origen Manufactured Housing, Series 2006-A, Class A2, 2.81%, due 10/15/37†	1,129,374
1,467,392	Origen Manufactured Housing, Series 2007-A, Class A2, 2.59%, due 04/15/37†	1,187,909
3,600,000	RASC Trust, Series 2005-EMX4, Class M1, 0.63%, due 11/25/35†	3,505,286
154,774	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF1, 5.89%, due 06/25/37††	91,883
7,225	SACO I, Inc., Series 2005-7, Class A, 0.76%, due 09/25/35†	7,132
314,921	SACO I, Inc., Series 2006-5, Class 1A, 0.50%, due 04/25/36†	215,340
119,215	SACO I, Inc., Series 2006-6, Class A, 0.46%, due 06/25/36†	66,725
607,660	Saxon Asset Securities Trust, Series 2005-1, Class M1, 0.89%, due 05/25/35†	572,980
1,100,000	SLM Student Loan Trust, Series 2002-5, Class B, 0.71%, due 09/16/24†	1,013,011
500,000	SLM Student Loan Trust, Series 2003-11, Class A6, 0.57%, due 12/15/25† 144A	484,928
530,000	SLM Student Loan Trust, Series 2008-5, Class A3, 1.60%, due 01/25/18†	539,174
1,492,646	SLM Student Loan Trust, Series 2008-9, Class A, 1.80%, due 04/25/23†	1,554,457
492,460	SLM Student Loan Trust, Series 2009-CT, Class 1A, 2.35%, due 04/15/39¤ † 144A	495,179
2,117,971	SLM Student Loan Trust, Series 2009-D, Class A, 3.50%, due 08/17/43¤ † 144A	2,032,130
767,378	SLM Student Loan Trust, Series 2010-1, Class A, 0.60%, due 03/25/25†	770,123
3,199,294	SLM Student Loan Trust, Series 2010-A, Class 2A, 3.45%, due 05/16/44† 144A	3,393,309
2,000,000	SLM Student Loan Trust, Series 2012-B, Class A2, 3.48%, due 10/15/30 144A	2,143,409
447,856	Small Business Administration Participation Certificates, Series 2008-20L, Class 1, 6.22%, due 12/01/28	524,240
72,603	Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A2, 0.31%, due 01/25/37†	46,589
54,156	Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1, 0.28%, due 06/25/37†	51,554
34,879	Structured Asset Securities Corp., Series 2002-AL1, Class A3, 3.45%, due 02/25/32	34,614
618,794	Structured Asset Securities Corp., Series 2006-ARS1, Class A1, 0.42%, due 02/25/36† 144A	48,623
38,146	UAL Pass Through Trust, Series 2009-1, 10.40%, due 05/01/18	43,868
89,096	UAL Pass Through Trust, Series 2009-2A, 9.75%, due 07/15/18	103,352

88	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Asset Backed Securities — continued

1,521,789	Washington Mutual Alternative Mortgage Pass Through Certificates, Series 2006-AR3, Class A1A, 1.15%, due 05/25/46†	991,178
46,500	Washington Mutual, Inc., Series 2005-AR8, Class 2A1A, 0.49%, due 07/25/45†	43,595

		36,795,290

	Bank Loans — 0.9%

496,250	Bausch & Lomb, Inc., 7 Year Term Loan, 5.25%, due 05/17/19¤	501,610
510,000	Brickman Group Holdings, Inc., Term Loan B, 5.50%, due 10/14/16¤	520,200
447,938	Capsugel Holdings U.S., Inc., Term Loan, 4.75%, due 08/01/18¤	455,964
187,081	Charter Communications, Term Loan C, 3.46%, due 09/06/16¤	188,185
748,125	Del Monte Foods Company, Term Loan B, 4.00%, due 03/08/18¤	755,528
600,000	Delos Aircraft, Inc., Term Loan B, 4.75%, due 04/12/16	604,500
495,960	Dunkin’ Finance Corp., Term Loan B, 4.00%, due 11/23/17¤	502,470
404,955	Emergency Medical Services Corp., Term Loan, 4.00%, due 05/25/18¤	410,523
461,775	Exopack, LLC, Term Loan, 6.50%, due 05/31/17¤	466,970
995,000	Fotesque Metal Group, Ltd., Term Loan, 5.25%, due 10/18/17¤	1,007,971
389,248	Frac Tech International, LLC, Term Loan B, 8.50%, due 05/06/16¤	370,922
471,321	Gymboree Corp., New Term Loan, 5.00%, due 02/23/18¤	458,831
490,787	Hanger Orthopedic Group, Inc., Term Loan C, 4.00%, due 12/01/16¤	495,695
450,000	Harrahs Operating Company, Inc., Term Loan B, 5.45%, due 01/28/18¤	418,050
351,455	Las Vegas Sands, LLC, Extended Delayed Draw Term Loan, 2.71%, due 11/23/16¤	352,836
70,637	Las Vegas Sands, LLC, Extended Term Loan B, 2.71%, due 11/23/16¤	70,915
356,996	Sunguard Data Systems, Inc., Tranch B Term Loan, 3.86%, due 02/28/16¤	357,978
399,727	Univision Communications, Inc., Extended Term Loan, 4.45%, due 03/31/17¤	402,254
350,225	Walter Energy, Inc., Term Loan B, 5.75%, due 04/02/18¤	352,764
537,300	Wendy’s International, Inc., Term Loan B, 4.75%, due 05/15/19¤	543,822

		9,237,988

	Corporate Debt — 34.6%

690,000	AbbVie, Inc., 1.75%, due 11/06/17 144A	699,160
420,000	AbbVie, Inc., 2.90%, due 11/06/22 144A	421,254
300,000	Access Midstream Partners LP/ACMP Finance Corp., 4.88%, due 05/15/23	296,625
230,000	Access Midstream Partners LP/ACMP Finance Corp., 5.88%, due 04/15/21	244,950
680,000	AES Corp. (The), Senior Note, 8.00%, due 06/01/20	809,200
350,000	AK Steel Corp., 7.63%, due 05/15/20‡	308,000
300,000	Alcatel-Lucent USA, Inc., 6.45%, due 03/15/29	232,500
105,000	Alere, Inc., 7.25%, due 07/01/18 144A	112,088
280,000	Alere, Inc., 8.63%, due 10/01/18	298,900
5,000	Alere, Inc., 9.00%, due 05/15/16	5,266
275,000	Aleris International, Inc., 7.63%, due 02/15/18	292,875
200,000	Aleris International, Inc., 7.88%, due 11/01/20	214,000
170,000	Aleris International, Inc., Senior Note, (PIK), 9.00%, due 12/15/14**** †††	—
425,000	Alliant Techsystems, Inc., 6.88%, due 09/15/20	460,062
3,875,000	Ally Financial, Inc., 4.50%, due 02/11/14	3,967,031
580,000	Ally Financial, Inc., 7.50%, due 09/15/20	709,775
225,000	Ally Financial, Inc., 8.00%, due 11/01/31	285,750
50,000	Ally Financial, Inc., Senior Note, 8.00%, due 11/01/31‡	63,250
265,000	Alpha Natural Resources, Inc., 6.00%, due 06/01/19	245,788
35,000	Alpha Natural Resources, Inc., 6.25%, due 06/01/21‡	31,675

See accompanying Notes to the Financial Statements.	89

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Corporate Debt — continued

440,000	Altria Group, Inc., 2.85%, due 08/09/22	433,442
390,000	Altria Group, Inc., 4.75%, due 05/05/21	442,161
270,000	Altria Group, Inc., 8.50%, due 11/10/13	282,924
490,000	Altria Group, Inc., 9.25%, due 08/06/19	683,877
620,000	America Movil SAB de CV, 5.00%, due 03/30/20	700,410
150,000	America Movil SAB de CV, Guaranteed Senior Note, 5.63%, due 11/15/17	175,829
276,000	American Express Co., 2.65%, due 12/02/22	271,039
580,000	American Express Co., Subordinated Note, 6.80%, due 09/01/66†	627,125
1,900,000	American Express Credit Corp., 5.88%, due 05/02/13	1,908,312
230,000	American General Finance Corp., (MTN), 5.40%, due 12/01/15	237,475
540,000	American Honda Finance Corp., 1.00%, due 08/11/15 144A	542,249
110,000	American International Group, Inc., 3.75%, due 11/30/13 144A	112,263
525,000	American International Group, Inc., 4.25%, due 09/15/14	550,309
900,000	American International Group, Inc., 5.85%, due 01/16/18	1,055,796
3,750,000	American International Group, Inc., 8.25%, due 08/15/18	4,869,169
460,000	American International Group, Inc., Junior Subordinated Note, Series A, 6.25%, due 03/15/87	511,796
200,000	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.00%, due 05/20/22	218,500
301,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.50%, due 05/20/21	322,070
310,000	Amsted Industries, Inc., 8.13%, due 03/15/18 144A	334,800
430,000	Anadarko Finance Co., Senior Note, 7.50%, due 05/01/31	571,432
180,000	Anadarko Petroleum Corp., 6.38%, due 09/15/17	215,063
740,000	Anglo American Capital Plc, 4.45%, due 09/27/20 144A	793,272
290,000	Anheuser-Busch InBev Worldwide, Inc., 2.50%, due 07/15/22	285,635
570,000	Anheuser-Busch InBev Worldwide, Inc., 5.00%, due 04/15/20	676,981
340,000	Anheuser-Busch InBev Worldwide, Inc., 5.38%, due 01/15/20	410,667
250,000	ANZ National Int’l Ltd/London, 1.85%, due 10/15/15 144A	255,145
570,000	Apache Corp., 3.25%, due 04/15/22	592,384
590,000	Apache Corp., 5.25%, due 04/15/13	590,925
150,000	APERAM, 7.38%, due 04/01/16 144A	151,875
265,000	ARAMARK Corp., 5.75%, due 03/15/20 144A	272,287
160,000	ArcelorMittal, 5.00%, due 02/25/17	167,588
300,000	ArcelorMittal, 6.75%, due 02/25/22‡	328,413
125,000	ArcelorMittal, 7.25%, due 03/01/41	124,745
255,000	ArcelorMittal, 7.50%, due 10/15/39	262,776
785,000	Arch Coal, Inc., 7.00%, due 06/15/19‡	712,387
65,000	Arch Coal, Inc., 7.25%, due 10/01/20‡	58,825
60,000	Arch Coal, Inc., 7.25%, due 06/15/21‡	54,150
250,000	Ardagh Packaging Finance Plc, 9.13%, due 10/15/20 144A	278,125
135,000	Ashtead Capital, Inc. Co., 6.50%, due 07/15/22 144A	147,319
305,000	Associated Materials LLC, 9.13%, due 11/01/17‡	327,112
300,000	AT&T, Inc., 2.63%, due 12/01/22	290,276
120,000	AT&T, Inc., 3.88%, due 08/15/21	129,988
201,000	AT&T, Inc., 4.35%, due 06/15/45 144A	187,638
110,000	AT&T, Inc., 4.45%, due 05/15/21	123,995
140,000	AT&T, Inc., 5.55%, due 08/15/41	154,892
660,000	AT&T, Inc., Global Note, 5.50%, due 02/01/18	776,762
780,000	AT&T, Inc., Global Note, 6.30%, due 01/15/38	938,821
1,250,000	AT&T, Inc., Global Note, 6.55%, due 02/15/39	1,549,425

90	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Corporate Debt — continued

35,000	Atlas Pipeline Partners, LP/Atlas Pipeline Finance Corp., 5.88%, due 08/01/23 144A	35,000
250,000	Atlas Pipeline Partners, LP/Atlas Pipeline Finance Corp., 6.63%, due 10/01/20 144A	261,875
145,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, due 04/01/23 144A††††	145,363
275,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, due 01/15/19	306,281
165,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.63%, due 03/15/18	187,070
1,125,000	BAC Capital Trust XI, 6.63%, due 05/23/36	1,333,125
410,000	Baker Hughes, Inc., Senior Note, 7.50%, due 11/15/18	538,662
610,000	Ball Corp., 5.75%, due 05/15/21	661,850
270,000	Ball Corp., 7.38%, due 09/01/19	300,375
350,000	Bank of America Corp., 3.30%, due 01/11/23	345,836
140,000	Bank of America Corp., 3.88%, due 03/22/17	150,746
400,000	Bank of America Corp., 4.50%, due 04/01/15	424,053
910,000	Bank of America Corp., 5.00%, due 05/13/21	1,021,751
5,230,000	Bank of America Corp., 7.63%, due 06/01/19	6,652,042
70,000	Bank of America Corp., 8.00%, due 12/31/49†	79,027
500,000	Bank of America Corp., (MTN), Series L, 5.65%, due 05/01/18	579,052
410,000	Bank of America Corp., Senior Note, 5.75%, due 12/01/17	474,723
180,000	Bank of Tokyo-Mitsubishi UFJ, Ltd., 3.85%, due 01/22/15 144A	189,771
100,000	Bank One Capital III, 8.75%, due 09/01/30	142,881
200,000	Barclays Bank Plc, 7.70%, due 12/31/49¤ † 144A	215,402
400,000	Barclays Bank Plc, 10.18%, due 06/12/21¤ 144A	537,938
120,000	Barclays Bank Plc, Subordinated Note, 6.05%, due 12/04/17 144A	134,304
310,000	Barrick Gold Corp., 3.85%, due 04/01/22	317,491
480,000	Barrick Gold Corp., 6.95%, due 04/01/19	593,404
120,000	Barrick North America Finance LLC, 4.40%, due 05/30/21	128,359
330,000	Basic Energy Services, Inc., 7.75%, due 10/15/22	341,550
530,000	BBVA US Senior SAU, 3.25%, due 05/16/14	533,352
820,000	BBVA US Senior SAU, 4.66%, due 10/09/15	841,385
315,000	Beazer Homes USA, Inc., 8.13%, due 06/15/16	342,562
40,000	Berkshire Hathaway, Inc., 3.20%, due 02/11/15	41,999
370,000	Berry Petroleum Co., 6.38%, due 09/15/22	394,975
30,000	BHP Billiton Finance USA, Ltd., 3.25%, due 11/21/21	31,751
900,000	BHP Billiton Finance USA, Ltd., 6.50%, due 04/01/19	1,139,929
390,000	BNP Paribas SA, 2.38%, due 09/14/17	396,192
210,000	Boart Longyear Management Pty, Ltd., 7.00%, due 04/01/21 144A	217,875
260,000	Boeing Capital Corp., 4.70%, due 10/27/19	305,091
160,000	Boeing Co. (The), 4.88%, due 02/15/20	190,119
95,000	Boise Paper Holdings LLC/Boise Finance Co., 9.00%, due 11/01/17	102,838
90,000	Bombardier, Inc., 7.50%, due 03/15/18 144A	103,163
315,000	Bombardier, Inc., 7.75%, due 03/15/20 144A	363,825
1,950,000	Boston Properties, LP REIT, 4.13%, due 05/15/21	2,120,280
250,000	Boston Properties, LP REIT, 5.63%, due 11/15/20	296,926
250,000	Boston Properties, LP REIT, 5.88%, due 10/15/19	301,234
1,625,000	Boston Scientific Corp., 6.00%, due 01/15/20	1,902,106
425,000	Boston Scientific Corp., 6.40%, due 06/15/16	485,813
30,000	Boyd Gaming Corp., 9.00%, due 07/01/20‡ 144A	31,350
270,000	BP Capital Markets Plc, 3.13%, due 10/01/15	285,260
240,000	BP Capital Markets Plc, 3.25%, due 05/06/22	248,438
50,000	BP Capital Markets Plc, 3.56%, due 11/01/21	53,181

See accompanying Notes to the Financial Statements.	91

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**		Description	Value ($)

		Corporate Debt — continued

390,000		BP Capital Markets Plc, 5.25%, due 11/07/13	400,947
160,000		BP Capital Markets Plc, Guaranteed Note, 3.88%, due 03/10/15	169,716
1,100,000		Burlington Northern Santa Fe LLC, 3.05%, due 09/01/22	1,126,211
90,000		Caesars Entertainment Operating Co., Inc., 9.00%, due 02/15/20 144A	91,013
85,000		Caesars Entertainment Operating Co., Inc., 12.75%, due 04/15/18	66,725
120,000		Caesars Operating Escrow LLC/Caesars Escrow Corp., 9.00%, due 02/15/20 144A	121,350
650,000		Caesars Operating Escrow LLC/Caesars Escrow Corp., 9.00%, due 02/15/20 144A	657,312
195,000		Calpine Construction Finance Co., LP/CCFC Finance Corp., 8.00%, due 06/01/16 144A	205,481
216,000		Calpine Corp., 7.88%, due 07/31/20 144A	237,600
180,000		Calpine Corp., 7.88%, due 01/15/23 144A	200,700
200,000	GBP	Canada Square Operations, Ltd., 7.50%, due 12/31/49†	303,671
775,000		Capital One Financial Corp., 4.75%, due 07/15/21	875,972
1,500,000		Capital One Financial Corp., 6.75%, due 09/15/17	1,813,996
310,000		Case New Holland, Inc., 7.88%, due 12/01/17	364,250
735,000		CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, due 01/15/19	795,637
730,000		Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, due 11/15/18	972,624
470,000		Celulosa Arauco y Constitucion SA, Reg S, 4.75%, due 01/11/22‡‡‡	491,161
144,300		Century Aluminum Co., 8.00%, due 05/15/14	145,202
465,000		CHC Helicopter SA, 9.25%, due 10/15/20	496,678
220,000		Chesapeake Energy Corp., 5.38%, due 06/15/21	221,375
40,000		Chesapeake Energy Corp., 5.75%, due 03/15/23	40,650
160,000		Chesapeake Energy Corp., 6.13%, due 02/15/21‡	171,000
95,000		Chesapeake Energy Corp., 6.50%, due 08/15/17‡	105,213
490,000		Chesapeake Energy Corp., 6.63%, due 08/15/20‡	537,775
190,000		Chesapeake Energy Corp., 6.88%, due 08/15/18	204,013
140,000		Chesapeake Energy Corp., Senior Note, 7.25%, due 12/15/18	159,600
425,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, due 06/15/21‡	476,531
285,000		CHS/Community Health Systems, Inc., 5.13%, due 08/15/18	299,250
4,000,000		Cie de Financement Foncier SA, 2.13%, due 04/22/13¤ 144A	4,003,252
630,000		Cie Generale de Geophysique - Veritas, 6.50%, due 06/01/21	664,650
120,000		Cie Generale de Geophysique - Veritas SA, Senior Note, 7.75%, due 05/15/17	124,200
525,000		Cigna Corp., 4.00%, due 02/15/22	568,170
385,000		Cigna Corp., 5.38%, due 03/15/17	440,096
475,000		Cigna Corp., 5.38%, due 02/15/42	539,123
1,100,000		Cigna Corp., 6.15%, due 11/15/36	1,334,044
375,000		Cigna Corp., 8.50%, due 05/01/19	487,247
190,000		CIT Group, Inc., 4.25%, due 08/15/17	199,500
100,000	EUR	Citigroup, Inc., 0.37%, due 06/28/13†	128,427
4,300,000		Citigroup, Inc., 1.08%, due 04/01/16†	4,305,672
560,000		Citigroup, Inc., 3.95%, due 06/15/16	603,866
690,000		Citigroup, Inc., 4.05%, due 07/30/22	714,169
20,000		Citigroup, Inc., 5.38%, due 08/09/20	23,451
160,000		Citigroup, Inc., 5.90%, due 12/31/49†	166,778
250,000		Citigroup, Inc., 5.95%, due 12/31/49†	259,688
830,000		Citigroup, Inc., 6.00%, due 12/13/13	860,092
1,110,000		Citigroup, Inc., 6.01%, due 01/15/15	1,202,452
3,220,000		Citigroup, Inc., Global Senior Note, 6.13%, due 11/21/17	3,811,153
540,000		Citigroup, Inc., Global Senior Note, 6.50%, due 08/19/13	552,179

92	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Corporate Debt — continued

340,000	Citigroup, Inc., Senior Note, 6.88%, due 03/05/38	447,587
140,000	CityCenter Holdings LLC/CityCenter Finance Corp., 7.63%, due 01/15/16	151,025
80,000	Clear Channel Communications, Inc., 5.50%, due 12/15/16	53,400
130,000	Clear Channel Communications, Inc., 6.88%, due 06/15/18	86,775
65,000	Clear Channel Communications, Inc., 7.25%, due 10/15/27	35,425
145,000	Clear Channel Communications, Inc., 9.00%, due 03/01/21	136,119
21,000	Clear Channel Worldwide Holdings, Inc., 7.63%, due 03/15/20	21,814
289,000	Clear Channel Worldwide Holdings, Inc., 7.63%, due 03/15/20	303,089
520,000	Cliffs Natural Resources, Inc., 3.95%, due 01/15/18‡	522,660
210,000	Cliffs Natural Resources, Inc., 4.80%, due 10/01/20‡	209,555
70,000	Cliffs Natural Resources, Inc., 4.88%, due 04/01/21‡	69,094
195,000	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, due 12/15/17	209,625
65,000	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50%, due 12/15/19	70,850
320,000	Comcast Corp., 5.65%, due 06/15/35	372,046
350,000	Comcast Corp., 5.70%, due 05/15/18	421,368
1,775,000	Comcast Corp., 5.88%, due 02/15/18	2,143,678
100,000	Comcast Corp., 6.30%, due 11/15/17	122,081
640,000	Comcast Corp., 6.50%, due 01/15/15	706,255
130,000	Comcast Corp., 6.50%, due 01/15/17	155,514
225,000	Commercial Vehicle Group, Inc., 7.88%, due 04/15/19	229,500
640,000	Commonwealth Bank of Australia, 1.25%, due 09/18/15	646,734
310,000	Commonwealth Bank of Australia, 3.75%, due 10/15/14 144A	325,109
130,000	Commonwealth Bank of Australia, 5.00%, due 10/15/19 144A	152,210
365,000	CommScope, Inc., 8.25%, due 01/15/19 144A	397,850
105,000	Concho Resources, Inc., 5.50%, due 10/01/22	109,725
553,000	Concho Resources, Inc., 6.50%, due 01/15/22	605,535
490,000	ConocoPhillips Holding Co., 6.95%, due 04/15/29	663,722
90,000	Consol Energy, Inc., 6.38%, due 03/01/21	93,375
220,000	CONSOL Energy, Inc., 8.25%, due 04/01/20	244,750
152,135	Continental Airlines 2000-2 Class A-1 Pass Through Trust, 7.71%, due 10/02/22	171,152
390,000	Continental Airlines, Inc., 6.75%, due 09/15/15 144A	410,475
30,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.88%, due 02/08/22	31,705
210,000	Countrywide Financial Corp., Subordinated Note, 6.25%, due 05/15/16	234,072
77,000	COX Communications, Inc., 5.45%, due 12/15/14	83,195
2,150,000	COX Communications, Inc., 5.88%, due 12/01/16 144A	2,509,011
875,000	COX Communications, Inc., 9.38%, due 01/15/19 144A	1,209,534
760,000	Credit Agricole SA, 8.38%, due 12/31/49‡ † 144A	835,050
550,000	CSX Corp., 7.38%, due 02/01/19	702,089
1,160,000	CVS Caremark Corp., 2.75%, due 12/01/22	1,145,984
250,000	Daimler Finance North America LLC, 1.30%, due 07/31/15 144A	251,828
550,000	Daimler Finance North America LLC, 2.63%, due 09/15/16 144A	573,956
700,000	Daimler Finance North America LLC, Senior Note, 6.50%, due 11/15/13	725,952
430,000	DaVita, Inc., 5.75%, due 08/15/22	448,812
235,000	Delta Air Lines 2010-1 Class B Pass Through Trust, 6.38%, due 07/02/17	244,988
255,000	Denbury Resources, Inc., 6.38%, due 08/15/21	279,225
95,000	Denbury Resources, Inc., 8.25%, due 02/15/20	106,875

See accompanying Notes to the Financial Statements.	93

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Corporate Debt — continued

500,000	Deutsche Bank AG/London, 4.88%, due 05/20/13	502,848
310,000	Deutsche Telekom International Finance BV, 5.75%, due 03/23/16	350,294
650,000	Devon Energy Corp., 7.95%, due 04/15/32	895,056
730,000	Diageo Capital Plc, 4.83%, due 07/15/20	855,003
200,000	Diageo Investment Corp., 2.88%, due 05/11/22	202,579
190,000	DISH DBS Corp., 6.75%, due 06/01/21	211,850
115,000	DISH DBS Corp., 7.88%, due 09/01/19	136,850
500,000	Dominion Resources, Inc., 5.20%, due 08/15/19	596,178
1,250,000	Dow Chemical Co. (The), 5.70%, due 05/15/18	1,475,181
1,185,000	Dow Chemical Co. (The), 8.55%, due 05/15/19	1,594,841
575,000	Dow Chemical Co. (The), 9.40%, due 05/15/39	917,257
200,000	Dr Pepper Snapple Group, Inc., 2.90%, due 01/15/16	211,031
10,000	Echostar DBS Corp., Senior Note, 6.63%, due 10/01/14	10,663
690,000	Echostar DBS Corp., Senior Note, 7.13%, due 02/01/16	770,212
110,000	Echostar DBS Corp., Senior Note, 7.75%, due 05/31/15	122,650
150,000	Ecolab, Inc., 4.35%, due 12/08/21	165,804
78,000	El Paso Corp., 7.75%, due 01/15/32	87,684
480,000	El Paso Corp., Senior Note, 7.00%, due 06/15/17	551,389
190,000	El Paso Natural Gas Co. LLC, 8.38%, due 06/15/32	271,577
725,000	Enel Finance International SA, 6.00%, due 10/07/39 144A	692,205
625,000	Enel Finance International SA, Guaranteed Note, 6.80%, due 09/15/37 144A	647,387
1,433,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, due 12/01/20	1,631,829
345,000	Energy Transfer Equity, LP, 7.50%, due 10/15/20	399,337
650,000	Enterprise Products Operating LLC, 3.35%, due 03/15/23	663,315
80,000	Enterprise Products Operating LLC, 4.85%, due 03/15/44	81,997
620,000	Enterprise Products Operating LLC, 5.25%, due 01/31/20	727,028
60,000	Enterprise Products Operating LLC, 5.95%, due 02/01/41	69,763
190,000	Enterprise Products Operating LLC, 6.13%, due 10/15/39	224,190
330,000	EP Energy LLC/EP Energy Finance, Inc., 9.38%, due 05/01/20	382,800
2,045,000	Escrow GCB General Motors, 8.38%, due 07/15/49**** †††	—
2,800,000	Export-Import Bank of Korea, 1.43%, due 09/21/13¤ † 144A	2,800,701
1,450,000	Export-Import Bank of Korea, 4.00%, due 01/11/17	1,586,622
1,200,000	Express Scripts Holding Co., 3.50%, due 11/15/16	1,293,890
175,000	Ferrellgas, LP/Ferrellgas Finance Corp., 6.50%, due 05/01/21	181,563
250,000	Fifth Third Capital Trust IV, 6.50%, due 04/15/67†	251,563
580,000	First Data Corp., 7.38%, due 06/15/19 144A	619,875
200,000	First Data Corp., 10.63%, due 06/15/21 144A††††	203,250
150,000	FirstEnergy Corp., 2.75%, due 03/15/18	151,873
530,000	FirstEnergy Corp., 4.25%, due 03/15/23	537,113
985,000	FirstEnergy Corp., Series C, 7.38%, due 11/15/31	1,157,010
70,000	FMG Resources August 2006 Pty, Ltd., 6.38%, due 02/01/16‡ 144A	72,363
400,000	FMG Resources August 2006 Pty, Ltd., 7.00%, due 11/01/15‡ 144A	421,000
170,000	FMG Resources August 2006 Pty, Ltd., 8.25%, due 11/01/19‡ 144A	184,238
205,000	Ford Holdings LLC, 9.30%, due 03/01/30	288,789
580,000	Ford Motor Co., 4.75%, due 01/15/43	542,708
750,000	Ford Motor Co., 6.63%, due 10/01/28	868,239
110,000	Ford Motor Co., 7.13%, due 11/15/25	130,979
350,000	Ford Motor Credit Co., 8.00%, due 12/15/16	420,486

94	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Corporate Debt — continued

900,000	Ford Motor Credit Co. LLC, 1.38%, due 08/28/14†	900,057
350,000	Ford Motor Credit Co. LLC, 4.25%, due 09/20/22	362,586
1,500,000	Ford Motor Credit Co. LLC, 5.63%, due 09/15/15	1,637,022
2,600,000	Ford Motor Credit Co. LLC, 5.75%, due 02/01/21	2,954,575
580,000	Ford Motor Credit Co. LLC, 8.13%, due 01/15/20	734,491
440,000	Ford Motor Credit Co. LLC, 12.00%, due 05/15/15	534,885
210,000	Freeport-McMoRan Copper & Gold, Inc., 2.38%, due 03/15/18 144A	211,123
240,000	Freeport-McMoRan Copper & Gold, Inc., 3.10%, due 03/15/20 144A	241,176
560,000	Freeport-McMoRan Copper & Gold, Inc., 3.55%, due 03/01/22	557,700
575,000	Freescale Semiconductor, Inc., Series 1, 9.25%, due 04/15/18 144A	633,937
130,000	Fresenius Medical Care US Finance, Inc., 6.88%, due 07/15/17	149,500
90,000	Frontier Communications Corp., 7.00%, due 11/01/25	88,200
3,000,000	Gazprom Via Gaz Capital SA, 6.51%, due 03/07/22 144A	3,480,000
2,600,000	General Electric Capital Corp., 0.58%, due 06/20/14†	2,603,221
3,800,000	General Electric Capital Corp., 0.88%, due 12/11/15†	3,834,189
210,000	General Electric Capital Corp., 1.63%, due 07/02/15	213,704
2,205,000	General Electric Capital Corp., 4.38%, due 09/16/20	2,466,376
1,165,000	General Electric Capital Corp., 4.63%, due 01/07/21	1,313,731
1,275,000	General Electric Capital Corp., 5.50%, due 01/08/20	1,513,013
310,000	General Electric Capital Corp., 5.88%, due 01/14/38	362,712
380,000	General Electric Capital Corp., 6.00%, due 08/07/19	461,969
860,000	General Electric Capital Corp., 6.38%, due 11/15/67†	913,750
120,000	General Electric Capital Corp., 6.88%, due 01/10/39	157,768
270,000	General Electric Co., 0.85%, due 10/09/15	271,069
170,000	GenOn Americas Generation LLC, 9.13%, due 05/01/31	190,825
390,000	GlaxoSmithKline Capital Plc, 2.85%, due 05/08/22	398,675
490,000	GlaxoSmithKline Capital, Inc., Guaranteed Note, 5.65%, due 05/15/18	593,013
320,000	Glitnir Banki HF, Subordinated Note, 6.69%, due 06/15/16††† 144A	5,600
30,000	Goldman Sachs Capital II, Guaranteed Note, 4.00%, due 06/01/43†	25,313
30,000	Goldman Sachs Group (The), Inc., 4.75%, due 07/15/13	30,362
140,000	Goldman Sachs Group (The), Inc., 5.25%, due 07/27/21	158,901
1,380,000	Goldman Sachs Group (The), Inc., 5.95%, due 01/18/18	1,610,653
100,000	Goldman Sachs Group (The), Inc., 6.00%, due 05/01/14	105,434
400,000	Goldman Sachs Group (The), Inc., 6.15%, due 04/01/18	471,863
1,660,000	Goldman Sachs Group (The), Inc., 6.25%, due 02/01/41	1,979,741
480,000	Goldman Sachs Group (The), Inc., 7.50%, due 02/15/19	601,249
130,000	Goldman Sachs Group (The), Inc., Global Note, 5.25%, due 10/15/13	133,204
2,600,000	Goldman Sachs Group (The), Inc., Senior Note, 6.25%, due 09/01/17	3,057,054
50,000	Goodyear Tire & Rubber Co. (The), 6.50%, due 03/01/21	51,813
160,000	Goodyear Tire & Rubber Co. (The), 7.00%, due 05/15/22‡	169,400
230,000	Goodyear Tire & Rubber Co. (The), 8.25%, due 08/15/20‡	255,588
230,000	Hapag-Lloyd AG, 9.75%, due 10/15/17 144A‡	244,375
165,000	Hartford Financial Services Group, Inc., 6.00%, due 01/15/19	197,087
20,000	HCA, Inc., 5.75%, due 03/15/14	20,775
250,000	HCA, Inc., 5.88%, due 05/01/23	260,625
1,475,000	HCA, Inc., 6.38%, due 01/15/15	1,583,781
1,000,000	HCA, Inc., 6.50%, due 02/15/16	1,097,500
3,250,000	HCA, Inc., 6.75%, due 07/15/13	3,304,844
230,000	HCA, Inc., 7.25%, due 09/15/20	255,013

See accompanying Notes to the Financial Statements.	95

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Corporate Debt — continued

525,000	HCA, Inc., 7.50%, due 02/15/22	605,062
200,000	HCA, Inc., 8.00%, due 10/01/18‡	234,500
600,000	Health Net, Inc., 6.38%, due 06/01/17	645,000
190,000	Heineken NV, 1.40%, due 10/01/17 144A	189,341
124,000	Helix Energy Solutions Group, Inc., Senior Note, 9.50%, due 01/15/16 144A	127,643
120,000	Hertz Corp. (The), 5.88%, due 10/15/20	127,200
280,000	Hertz Corp. (The), 6.75%, due 04/15/19	306,950
190,000	Hertz Corp. (The), 7.50%, due 10/15/18	210,663
40,000	Hess Corp., 7.88%, due 10/01/29	51,727
570,000	Hess Corp., 8.13%, due 02/15/19	737,066
1,250,000	Hewlett-Packard Co., 3.30%, due 12/09/16	1,302,921
285,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.88%, due 02/01/18‡	296,400
325,000	Hilcorp Energy I LP/Hilcorp Finance Co., 7.63%, due 04/15/21 144A	359,125
220,000	Hornbeck Offshore Services, Inc., 5.00%, due 03/01/21 144A	218,900
190,000	Hornbeck Offshore Services, Inc., 5.88%, due 04/01/20	197,600
300,000	HSBC Finance Capital Trust IX, 5.91%, due 11/30/35†	303,750
1,240,000	HSBC Finance Corp., 6.68%, due 01/15/21	1,469,622
350,000	HSBC Holdings Plc, 5.10%, due 04/05/21	405,091
575,000	HSBC Holdings Plc, Subordinated Note, 6.50%, due 05/02/36	707,243
2,075,000	HSBC Holdings Plc, Subordinated Note, 6.50%, due 09/15/37	2,550,142
365,000	Hughes Satellite Systems Corp., 7.63%, due 06/15/21	419,294
150,000	Humana, Inc., 3.15%, due 12/01/22	148,467
395,000	Huntsman International LLC, 8.63%, due 03/15/20‡	443,387
100,000	Huntsman International LLC, 8.63%, due 03/15/21‡	113,000
150,000	Hyundai Capital America, 2.13%, due 10/02/17 144A	151,383
75,000	Icahn Enterprises, LP/Icahn Enterprises Finance Corp., 7.75%, due 01/15/16	78,188
365,000	Icahn Enterprises, LP/Icahn Enterprises Finance Corp., 8.00%, due 01/15/18	391,462
650,000	Imperial Tobacco Finance Plc, 2.05%, due 02/11/18 144A	654,835
1,700,000	Industrial Bank of Korea, 2.38%, due 07/17/17 144A	1,744,047
90,000	ING US, Inc., 2.90%, due 02/15/18 144A	91,390
350,000	Intelsat Jackson Holdings SA, 7.25%, due 10/15/20	385,875
355,000	Intelsat Luxembourg SA, 7.75%, due 06/01/21 144A††††	362,100
240,000	Intelsat Luxembourg SA, 8.13%, due 06/01/23 144A††††	244,800
595,000	Intelsat Luxembourg SA, 11.50%, due 02/04/17	632,187
285,000	Interface, Inc., 7.63%, due 12/01/18	309,937
220,000	International Lease Finance Corp., 6.50%, due 09/01/14 144A	235,400
250,000	Intesa Sanpaolo Spa, 3.13%, due 01/15/16	244,547
250,000	Intesa Sanpaolo Spa, 3.63%, due 08/12/15 144A	249,963
345,000	Iron Mountain, Inc., 8.38%, due 08/15/21	380,794
425,000	Isle of Capri Casinos, Inc., 8.88%, due 06/15/20	463,250
310,000	Jarden Corp., 7.50%, due 01/15/20	339,062
285,000	JBS USA LLC/JBS USA Finance, Inc., 8.25%, due 02/01/20 144A	312,787
320,000	John Deere Capital Corp., 2.25%, due 04/17/19	331,365
3,400,000	JPMorgan Chase & Co., 0.91%, due 02/26/16†	3,404,410
990,000	JPMorgan Chase & Co., 1.10%, due 10/15/15	992,024
300,000	JPMorgan Chase & Co., 3.25%, due 09/23/22	300,144
2,100,000	JPMorgan Chase & Co., 4.25%, due 10/15/20	2,307,898
90,000	JPMorgan Chase & Co., 4.35%, due 08/15/21	99,462
860,000	JPMorgan Chase & Co., 4.40%, due 07/22/20	954,837

96	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**		Description	Value ($)

		Corporate Debt — continued

200,000		JPMorgan Chase & Co., 4.50%, due 01/24/22	219,586
1,325,000		JPMorgan Chase & Co., 4.95%, due 03/25/20	1,521,248
1,030,000		JPMorgan Chase & Co., Global Subordinated Note, 5.15%, due 10/01/15	1,128,326
1,250,000		JPMorgan Chase & Co., Subordinated Note, 6.13%, due 06/27/17	1,468,254
300,000		JPMorgan Chase Bank NA, 0.61%, due 06/13/16†	295,454
235,000		K Hovnanian Enterprises, Inc., 7.25%, due 10/15/20 144A	261,438
115,000		K Hovnanian Enterprises, Inc., Guaranteed Senior Note, 6.50%, due 01/15/14	119,025
310,000		Kansas City Southern de Mexico SA de CV, 6.13%, due 06/15/21	351,850
100,000		Kaupthing Bank HF, 7.13%, due 05/19/16††† 144A	1,750
310,000		KB Home, 7.50%, due 09/15/22‡	349,525
640,000		Kerr-McGee Corp., 7.88%, due 09/15/31	841,055
270,000		Key Energy Services, Inc., 6.75%, due 03/01/21	282,825
60,000		Kinder Morgan Energy Partners, LP, Senior Note, 5.00%, due 12/15/13	61,875
770,000		Kinder Morgan Energy Partners, LP, Senior Note, 6.00%, due 02/01/17	895,911
2,300,000		Kinder Morgan Finance Co. ULC, Guaranteed Note, 5.70%, due 01/05/16	2,512,361
285,000		Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, due 11/01/18	309,937
600,000		Koninklijke Philips Electronics NV, 5.75%, due 03/11/18	716,211
440,000		Kraft Foods Group, Inc., 3.50%, due 06/06/22	460,977
539,000		Kraft Foods Group, Inc., 5.38%, due 02/10/20	644,114
691,000		Kraft Foods, Inc., 5.38%, due 02/10/20	823,340
400,000		Kroger Co. (The), Senior Note, 6.15%, due 01/15/20	487,378
775,000		Lafarge SA, 6.20%, due 07/09/15 144A	833,125
2,350,000		Lafarge SA, 6.50%, due 07/15/16	2,629,062
225,000		Lamar Media Corp., 5.88%, due 02/01/22	244,688
600,000		LBG Capital No.1 Plc, 7.88%, due 11/01/20¤ 144A	659,400
600,000		LBG Capital No.1 Plc, 8.00%, due 12/31/49† 144A	644,387
1,325,000		Legg Mason, Inc., 5.50%, due 05/21/19	1,439,590
470,000		Lehman Brothers Holdings Capital Trust VII, (MTN), 5.86%, due 12/31/49†††	165
270,000		Lehman Brothers Holdings, Inc., (MTN), Series I, 6.75%, due 12/28/17†††	95
890,000		Lehman Brothers Holdings, Inc., Subordinated Note, 6.50%, due 07/19/17†††	312
375,000		Liberty Mutual Group, Inc., Junior Subordinated Note, Series A, 7.80%, due 03/07/87 144A	438,750
180,000		Linn Energy LLC/Linn Energy Finance Corp., 6.25%, due 11/01/19 144A	184,950
410,000		Linn Energy LLC/Linn Energy Finance Corp., 8.63%, due 04/15/20	454,075
300,000		Lloyds TSB Bank Plc, 6.50%, due 09/14/20 144A	336,916
10,000		Lorillard Tobacco Co., 8.13%, due 06/23/19	12,739
990,000		M&T Bank Corp., 6.88%, due 12/31/49 144A	1,059,331
2,765,000		Macy’s Retail Holdings, Inc., 6.65%, due 07/15/24	3,432,333
600,000		Macy’s Retail Holdings, Inc., 7.00%, due 02/15/28	748,307
150,000		MarkWest Energy Partners, LP/MarkWest Energy Finance Corp., 5.50%, due 02/15/23	157,875
78,000		MarkWest Energy Partners, LP/MarkWest Energy Finance Corp., 6.25%, due 06/15/22	84,435
237,000		MarkWest Energy Partners, LP/MarkWest Energy Finance Corp., 6.50%, due 08/15/21	257,145
230,000		Mcron Finance Sub LLC/Mcron Finance Corp., 8.38%, due 05/15/19 144A	255,300
250,000		Mead Products LLC/ACCO Brands Corp., 6.75%, due 04/30/20‡ 144A	268,125
70,000		Medtronic, Inc., 3.13%, due 03/15/22	73,380
240,000		Medtronic, Inc., 4.45%, due 03/15/20	276,226
700,000	EUR	Merrill Lynch & Co., Inc., 0.51%, due 05/30/14†	896,104
7,720,000		Merrill Lynch & Co., Inc., 6.88%, due 04/25/18	9,328,400
840,000		Merrill Lynch & Co., Inc., Subordinated Note, 5.70%, due 05/02/17	938,452

See accompanying Notes to the Financial Statements.	97

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Corporate Debt — continued

250,000	MetLife, Inc., 4.75%, due 02/08/21	286,511
420,000	MetLife, Inc., Subordinated Note, 6.40%, due 12/15/66	461,475
160,000	MetroPCS Wireless, Inc., 6.63%, due 11/15/20	167,800
135,000	MetroPCS Wireless, Inc., 7.88%, due 09/01/18‡	148,163
459,000	MGM Resorts International, 6.75%, due 10/01/20‡ 144A	487,687
325,000	MGM Resorts International, 8.63%, due 02/01/19	380,250
80,000	MGM Resorts International, 11.38%, due 03/01/18	102,200
80,000	MidAmerican Energy Holdings Co., Senior Note, 6.50%, due 09/15/37	104,216
210,000	Mizuho Capital Investment USD 2, Ltd., 14.95%, due 12/31/49† 144A	243,600
265,000	Mohegan Tribal Gaming Authority, 10.50%, due 12/15/16 144A	262,350
40,000	Mohegan Tribal Gaming Authority, 11.50%, due 11/01/17 144A	43,600
50,000	Molson Coors Brewing Co., 3.50%, due 05/01/22	52,119
115,000	Momentive Performance Materials, Inc., 9.00%, due 01/15/21‡	86,825
175,000	Momentive Performance Materials, Inc., 10.00%, due 10/15/20‡	175,875
75,000	Moog, Inc., 7.25%, due 06/15/18	78,656
70,000	Morgan Stanley, 4.75%, due 03/22/17	77,282
5,000,000	Morgan Stanley, 7.30%, due 05/13/19	6,195,275
130,000	Morgan Stanley, (MTN), Series F, 0.75%, due 10/18/16†	126,760
1,000,000	Morgan Stanley, (MTN), Series F, 6.63%, due 04/01/18	1,196,701
120,000	Mueller Water Products, Inc., 8.75%, due 09/01/20	137,100
260,000	Mueller Water Products, Inc., Senior Subordinated Note, 7.38%, due 06/01/17	268,775
600,000	Murray Street Investment Trust I, 4.65%, due 03/09/17††	656,693
50,000	National Semiconductor Corp., Senior Note, 6.60%, due 06/15/17	60,728
389,000	Navistar International Corp., 8.25%, due 11/01/21‡	398,239
360,000	NBCUniversal Enterprise, Inc., 1.97%, due 04/15/19 144A	361,508
375,000	NCR Corp., 5.00%, due 07/15/22 144A	377,812
110,000	News America, Inc., 4.50%, due 02/15/21	124,245
525,000	News America, Inc., 5.65%, due 08/15/20	628,048
475,000	News America, Inc., 6.20%, due 12/15/34	563,646
30,000	News America, Inc., Senior Note, 6.65%, due 11/15/37	37,184
780,000	Noble Energy, Inc., 4.15%, due 12/15/21	859,114
330,000	Nordea Bank AB, 3.70%, due 11/13/14 144A	345,717
1,000,000	Nordstrom, Inc., 6.25%, due 01/15/18	1,197,966
250,000	Norske Skogindustrier ASA, 7.13%, due 10/15/33 144A	141,250
225,000	Novelis, Inc., 8.38%, due 12/15/17	247,500
175,000	Novelis, Inc., 8.75%, due 12/15/20	198,188
125,000	NRG Energy, Inc., 7.63%, due 05/15/19	135,625
335,000	NRG Energy, Inc., 8.25%, due 09/01/20	379,806
470,000	Occidental Petroleum Corp., 2.70%, due 02/15/23	471,427
370,000	Occidental Petroleum Corp., 3.13%, due 02/15/22	389,766
265,000	OGX Austria GmbH, Series 1, 8.50%, due 06/01/18 144A	208,025
580,000	Oracle Corp., 1.20%, due 10/15/17	581,277
340,000	Owens-Illinois, Inc., 7.80%, due 05/15/18	399,500
920,000	Pacific Gas & Electric Co., 6.05%, due 03/01/34	1,154,538
10,000	Pacific Gas & Electric Co., 8.25%, due 10/15/18	13,426
10,000	Pacific Gas & Electric Co., Senior Note, 5.63%, due 11/30/17	11,959
205,000	Packaging Dynamics Corp., 8.75%, due 02/01/16 144A	214,994
175,000	Peabody Energy Corp., 6.00%, due 11/15/18	186,594
220,000	Peabody Energy Corp., 6.50%, due 09/15/20‡	235,400

98	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Corporate Debt — continued

606,000	Pemex Project Funding Master Trust, 6.63%, due 06/15/35	728,715
580,000	PepsiCo, Inc., 0.70%, due 08/13/15	581,208
171,000	PepsiCo, Inc., Senior Note, 7.90%, due 11/01/18	227,940
240,000	Pernod-Ricard SA, 2.95%, due 01/15/17 144A	252,297
510,000	Pernod-Ricard SA, 4.45%, due 01/15/22 144A	561,163
400,000	Petrobras International Finance Co., 3.88%, due 01/27/16	420,594
3,820,000	Petrobras International Finance Co., 5.38%, due 01/27/21	4,140,853
196,000	Petrobras International Finance Co., 5.75%, due 01/20/20	216,850
160,000	Petrobras International Finance Co., 6.13%, due 10/06/16	179,680
992,000	Petroleos Mexicanos, 3.50%, due 01/30/23 144A	992,000
430,000	Petroleos Mexicanos, 5.50%, due 01/21/21	495,575
205,000	PHI, Inc., 8.63%, due 10/15/18	223,963
240,000	Philip Morris International, Inc., 2.50%, due 08/22/22	237,338
480,000	Philip Morris International, Inc., 2.90%, due 11/15/21	496,151
250,000	Philip Morris International, Inc., 4.50%, due 03/20/42	258,022
460,000	Pinnacle Entertainment, Inc., 7.75%, due 04/01/22‡	496,225
465,000	Plains Exploration & Production Co., 6.13%, due 06/15/19	511,500
50,000	Plains Exploration & Production Co., 6.50%, due 11/15/20	55,500
200,000	Polypore International, Inc., 7.50%, due 11/15/17‡	215,500
325,000	Post Holdings, Inc., 7.38%, due 02/15/22	357,094
90,000	Potash Corp. of Saskatchewan, Inc., 4.88%, due 03/30/20	103,422
265,000	Precision Drilling Corp., 6.50%, due 12/15/21	284,212
60,000	Precision Drilling Corp., 6.63%, due 11/15/20	64,350
60,000	QEP Resources, Inc., 5.25%, due 05/01/23	61,800
70,000	QEP Resources, Inc., 6.88%, due 03/01/21	79,975
200,000	QVC, Inc., 7.38%, due 10/15/20 144A	221,570
100,000	Qwest Corp., 6.88%, due 09/15/33	99,898
45,000	Qwest Corp., 7.50%, due 10/01/14	49,066
215,000	Rabobank Nederland NV, 11.00%, due 12/29/49† 144A	289,353
500,000	Range Resources Corp., 6.75%, due 08/01/20	552,500
487,000	Range Resources Corp., 8.00%, due 05/15/19	535,700
73,098	RathGibson, Inc., Senior Note, 11.25%, due 02/15/14**** †††	—
220,000	Raytheon Co., 3.13%, due 10/15/20	232,737
1,428,000	Reed Elsevier Capital, Inc., 3.13%, due 10/15/22 144A	1,381,064
316,000	Reed Elsevier Capital, Inc., Guaranteed Note, 8.63%, due 01/15/19	411,076
385,000	Regency Energy Partners, LP/Regency Energy Finance Corp., 5.50%, due 04/15/23	413,875
329,000	Regency Energy Partners, LP/Regency Energy Finance Corp., 6.50%, due 07/15/21	363,545
225,000	Rexel SA, 6.13%, due 12/15/19 144A	237,938
190,000	Reynolds American, Inc., 3.25%, due 11/01/22	188,236
755,000	Reynolds American, Inc., Senior Note, 6.75%, due 06/15/17	909,577
410,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 7.13%, due 04/15/19	442,287
310,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 8.50%, due 05/15/18	327,437
325,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 9.00%, due 04/15/19	345,312
220,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 9.88%, due 08/15/19	241,725
920,000	Rio Tinto Finance USA, Ltd., 9.00%, due 05/01/19	1,268,997

See accompanying Notes to the Financial Statements.	99

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Corporate Debt — continued

380,000	Roche Holdings, Inc., Guaranteed Note, 6.00%, due 03/01/19 144A	473,211
170,000	Rock-Tenn Co., 3.50%, due 03/01/20	174,049
90,000	Rock-Tenn Co., 4.00%, due 03/01/23	91,197
310,000	Rockwood Specialties Group, Inc., 4.63%, due 10/15/20	318,912
40,000	Rogers Cable, Inc., 6.25%, due 06/15/13	40,446
20,000	Rogers Communications, Inc., Senior Note, 6.80%, due 08/15/18	25,187
330,000	Royal Bank of Scotland Group Plc, 2.55%, due 09/18/15	339,373
250,000	Royal Bank of Scotland Group Plc, 5.00%, due 10/01/14	257,593
1,225,000	Royal Bank of Scotland Group Plc, 6.13%, due 12/15/22	1,271,647
200,000	Royal Bank of Scotland Group Plc, 6.99%, due 12/31/49¤ † 144A	193,000
70,000	Royal Bank of Scotland Group Plc, 7.65%, due 12/31/49†	73,500
775,000	Royal Bank of Scotland Plc (The), 4.38%, due 03/16/16	844,070
600,000	Royal Bank of Scotland Plc (The), 5.63%, due 08/24/20	698,575
325,000	Royal Bank of Scotland Plc (The), 6.13%, due 01/11/21	392,822
70,000	Safeway, Inc., 3.95%, due 08/15/20	71,644
350,000	Samson Investment Co., 9.75%, due 02/15/20 144A	373,625
300,000	Santander US Debt SA Unipersonal, Series 1, 3.72%, due 01/20/15 144A	303,392
400,000	Santander US Debt SA Unipersonal, 3.78%, due 10/07/15 144A	408,255
385,000	SBA Communications Corp., 5.63%, due 10/01/19 144A	397,512
75,000	Sealed Air Corp., 5.25%, due 04/01/23 144A	75,469
200,000	Sealed Air Corp., Series 1, 8.13%, due 09/15/19 144A	227,250
110,000	Service Corp. International, Senior Note, 7.50%, due 04/01/27	122,650
10,000	Service Corp. International, Senior Note, 7.63%, due 10/01/18	11,788
110,000	SESI LLC, 7.13%, due 12/15/21	123,613
335,000	Shea Homes, LP/Shea Homes Funding Corp., 8.63%, due 05/15/19	377,712
580,000	Shell International Finance BV, 4.38%, due 03/25/20	673,229
260,000	Sinopec Group Overseas Development 2012, Ltd., 2.75%, due 05/17/17 144A	271,735
1,270,000	SLM Corp., 3.88%, due 09/10/15	1,323,205
10,000	SLM Corp., 5.00%, due 04/15/15	10,600
2,675,000	SLM Corp., 6.00%, due 01/25/17	2,922,437
475,000	SLM Corp., 6.25%, due 01/25/16	521,302
55,000	SLM Corp., 7.25%, due 01/25/22	61,738
950,000	SLM Corp., 8.00%, due 03/25/20	1,105,562
325,000	Smithfield Foods, Inc., 6.63%, due 08/15/22	355,062
880,000	Southern Copper Corp., 5.25%, due 11/08/42	837,647
255,000	Springleaf Finance Corp., 6.90%, due 12/15/17	257,550
660,000	Sprint Capital Corp., 8.75%, due 03/15/32	790,350
1,895,000	Sprint Capital Corp., Guaranteed Note, 6.90%, due 05/01/19	2,089,237
375,000	Sprint Nextel Corp., 6.00%, due 12/01/16	407,812
200,000	Sprint Nextel Corp., 6.00%, due 11/15/22	206,500
740,000	Sprint Nextel Corp., 7.00%, due 08/15/20	817,700
75,000	Sprint Nextel Corp., 8.38%, due 08/15/17	87,656
100,000	Sprint Nextel Corp., 9.13%, due 03/01/17	118,750
225,000	SPX Corp., 6.88%, due 09/01/17	251,438
395,000	Standard Pacific Corp., 8.38%, due 05/15/18	467,087
850,000	State Street Corp., 4.96%, due 03/15/18	966,691
190,000	Steel Dynamics, Inc., 7.63%, due 03/15/20‡	211,850
105,000	Stora Enso Oyj, 7.25%, due 04/15/36 144A	99,750
75,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.38%, due 08/01/21	83,063

100	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Corporate Debt — continued

50,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.50%, due 10/01/18	54,500
330,000	SunGard Data Systems, Inc., 7.63%, due 11/15/20	359,287
99,000	SunTrust Preferred Capital I, 4.00%, due 12/31/49†	85,635
100,000	Swift Energy Co., 7.88%, due 03/01/22 144A	105,000
325,000	Swift Energy Co., 8.88%, due 01/15/20	354,656
175,000	Targa Resources Partners, LP/Targa Resources Partners Finance Corp., 5.25%, due 05/01/23 144A	182,875
1,381,000	Targa Resources Partners, LP/Targa Resources Partners Finance Corp., 6.88%, due 02/01/21	1,519,100
95,000	Targa Resources Partners, LP/Targa Resources Partners Finance Corp., 7.88%, due 10/15/18	104,500
380,000	Teachers Insurance & Annuity Association of America, 6.85%, due 12/16/39 144A	508,854
35,000	Teekay Corp., 8.50%, due 01/15/20	38,019
550,000	Telecom Italia Capital SA, 4.95%, due 09/30/14	570,329
1,025,000	Telecom Italia Capital SA, 6.18%, due 06/18/14	1,073,605
1,250,000	Telecom Italia Capital SA, 7.00%, due 06/04/18	1,416,907
950,000	Telecom Italia Capital SA, 7.18%, due 06/18/19	1,085,196
280,000	Telefonica Emisiones SAU, 5.13%, due 04/27/20	295,507
10,000	Telefonica Emisiones SAU, 5.46%, due 02/16/21	10,787
30,000	Telefonica Emisiones SAU, 5.88%, due 07/15/19	33,078
50,000	Telefonica Emisiones SAU, 6.22%, due 07/03/17	56,069
360,000	Temasek Financial I, Ltd., 2.38%, due 01/23/23 144A	348,483
90,000	Tenet Healthcare Corp., 4.50%, due 04/01/21 144A	88,425
355,000	Terex Corp., 6.00%, due 05/15/21	375,412
120,000	Teva Pharmaceutical Finance Co. BV, 3.65%, due 11/10/21	127,941
610,000	Teva Pharmaceutical Finance IV BV, 3.65%, due 11/10/21	650,364
130,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Series 1, 11.50%, due 10/01/20 144A	97,825
295,000	Texas Industries, Inc., 9.25%, due 08/15/20‡	323,762
220,000	Thermo Fisher Scientific, Inc., 3.60%, due 08/15/21	227,981
100,000	Time Warner Cable, Inc., 4.13%, due 02/15/21	107,509
740,000	Time Warner Cable, Inc., 5.85%, due 05/01/17	860,163
290,000	Time Warner Cable, Inc., 5.88%, due 11/15/40	310,285
10,000	Time Warner Cable, Inc., 6.75%, due 07/01/18	12,320
160,000	Time Warner Cable, Inc., 7.30%, due 07/01/38	199,674
1,480,000	Time Warner Cable, Inc., 8.25%, due 04/01/19	1,928,931
2,150,000	Time Warner Cable, Inc., 8.75%, due 02/14/19	2,846,828
260,000	Time Warner, Inc., 4.70%, due 01/15/21	293,664
200,000	Time Warner, Inc., 4.75%, due 03/29/21	226,764
50,000	Time Warner, Inc., 6.25%, due 03/29/41	59,319
200,000	Time Warner, Inc., 7.63%, due 04/15/31	271,351
2,700,000	Time Warner, Inc., 7.70%, due 05/01/32	3,689,836
1,100,000	TNK-BP Finance SA, 7.50%, due 07/18/16 144A	1,265,880
3,200,000	TNK-BP Finance SA, Reg S, 7.88%, due 03/13/18‡‡‡	3,856,000
54,000	Tomkins LLC/Tomkins, Inc., 9.00%, due 10/01/18	60,413
670,000	Toyota Motor Credit Corp., 1.25%, due 10/05/17	670,000
325,000	TransDigm, Inc., 7.75%, due 12/15/18	358,312
130,000	Transocean, Inc., 5.05%, due 12/15/16	144,566
160,000	Transocean, Inc., 6.38%, due 12/15/21	186,603

See accompanying Notes to the Financial Statements.	101

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Corporate Debt — continued

1,025,000	Travelers Cos. (The), Inc., 5.80%, due 05/15/18	1,253,735
150,000	Triumph Group, Inc., 4.88%, due 04/01/21 144A	151,875
240,000	Triumph Group, Inc., 8.63%, due 07/15/18	267,900
490,000	Turlock Corp., 1.50%, due 11/02/17 144A	491,948
1,360,000	Turlock Corp., 2.75%, due 11/02/22 144A	1,354,987
250,000	Turlock Corp., 4.15%, due 11/02/42 144A	244,776
370,000	UBS AG/Stamford Branch, 2.25%, due 01/28/14	375,009
244,000	UBS AG/Stamford Branch, 5.75%, due 04/25/18	289,381
3,087,000	Union Pacific Corp., 4.16%, due 07/15/22	3,482,753
300,000	United Business Media, Ltd., 5.75%, due 11/03/20 144A	318,237
45,000	United Rentals North America, Inc., 7.38%, due 05/15/20	50,175
45,000	United Rentals North America, Inc., 7.63%, due 04/15/22	50,513
500,000	United Rentals North America, Inc., 8.38%, due 09/15/20‡	560,000
150,000	United States Steel Corp., 7.38%, due 04/01/20‡	157,875
50,000	United States Steel Corp., 7.50%, due 03/15/22‡	52,625
95,000	United States Steel Corp., Senior Note, 7.00%, due 02/01/18‡	102,600
30,000	United Technologies Corp., 3.10%, due 06/01/22	31,505
270,000	United Technologies Corp., 4.50%, due 06/01/42	288,981
40,000	UnitedHealth Group, Inc., 1.63%, due 03/15/19	40,170
90,000	UnitedHealth Group, Inc., 3.38%, due 11/15/21	95,187
520,000	UnitedHealth Group, Inc., Senior Note, 6.00%, due 02/15/18	629,416
500,000	US Airways 2012-1 Class B Pass Through Trust, 8.00%, due 04/01/21	551,250
245,000	USG Corp., 6.30%, due 11/15/16	260,925
105,000	USG Corp., 8.38%, due 10/15/18 144A	116,550
1,532,000	Vale Overseas, Ltd., 4.38%, due 01/11/22	1,579,562
390,000	Vale Overseas, Ltd., Guaranteed Note, 6.88%, due 11/21/36	444,934
320,000	Vedanta Resources Plc, 8.25%, due 06/07/21 144A	368,000
220,000	Vedanta Resources Plc, Senior Global Note, 8.75%, due 01/15/14 144A	229,900
40,000	Verizon Communications, Inc., 2.45%, due 11/01/22	37,910
220,000	Verizon Communications, Inc., 3.50%, due 11/01/21	229,040
130,000	Verizon Communications, Inc., 8.75%, due 11/01/18	175,031
190,000	Vesey Street Investment Trust I, 4.40%, due 09/01/16††	206,697
225,000	ViaSat, Inc., 6.88%, due 06/15/20	242,438
225,000	Vulcan Materials Co., 6.50%, due 12/01/16	253,125
1,400,000	Vulcan Materials Co., 7.50%, due 06/15/21	1,655,500
970,000	Wachovia Capital Trust III, Secured Note, 5.57%, due 12/31/49†	974,607
570,000	Wachovia Corp., Senior Note, 5.63%, due 10/15/16	651,061
640,000	Wachovia Corp., Subordinated Note, 5.25%, due 08/01/14	677,348
460,000	Wal-Mart Stores, Inc., 5.63%, due 04/15/41	577,591
190,000	Waste Management, Inc., 7.38%, due 05/15/29	246,850
180,000	Watson Pharmaceuticals, Inc., 1.88%, due 10/01/17	182,295
130,000	WellPoint, Inc., 1.25%, due 09/10/15	131,153
30,000	WellPoint, Inc., 3.70%, due 08/15/21	31,738
730,000	WellPoint, Inc., 5.88%, due 06/15/17	860,163
1,750,000	WellPoint, Inc., 7.00%, due 02/15/19	2,191,276
190,000	Wells Fargo & Co., 1.50%, due 01/16/18	189,823
70,000	Wells Fargo & Co., 2.10%, due 05/08/17	72,255
360,000	Wells Fargo & Co., 3.45%, due 02/13/23	363,173
420,000	Wells Fargo & Co., 3.68%, due 06/15/16††	454,497

102	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Corporate Debt — continued

90,000	Wells Fargo & Co., 4.60%, due 04/01/21	102,959
350,000	Wells Fargo Capital X, 5.95%, due 12/01/86	355,059
270,000	Williams Cos. (The), Inc., Series A, 7.50%, due 01/15/31	332,317
124,000	Williams Cos. (The), Inc., 7.88%, due 09/01/21	158,701
80,000	Williams Cos. (The), Inc., 8.75%, due 03/15/32	107,990
290,000	Williams Partners, LP/Williams Partners Finance Corp., Senior Note, 7.25%, due 02/01/17	349,153
130,000	Windstream Corp., 7.75%, due 10/15/20	141,700
120,000	WPP Finance UK, 8.00%, due 09/15/14	131,784
30,000	WPX Energy, Inc., 6.00%, due 01/15/22	31,575
510,000	Wyeth LLC, 5.95%, due 04/01/37	653,678
110,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.88%, due 05/01/20	123,475
430,000	Wynn Las Vegas, LLC, 7.75%, due 08/15/20	484,287
1,525,000	Xerox Corp., 4.50%, due 05/15/21	1,633,671
300,000	Xerox Corp., 5.63%, due 12/15/19	343,349
2,500,000	Xerox Corp., 6.35%, due 05/15/18	2,933,262
520,000	Xstrata Finance Canada, Ltd., 1.80%, due 10/23/15 144A	526,237
470,000	Xstrata Finance Canada, Ltd., 2.45%, due 10/25/17 144A	476,911
100,000	Xstrata Finance Canada, Ltd., 5.80%, due 11/15/16 144A	113,947
90,000	Zoetis, Inc., 3.25%, due 02/01/23 144A	91,455

		378,263,281

	Mortgage Backed Securities - Private Issuers — 2.0%

400,000	Americold LLC Trust, Series 2010-ARTA, Class A2FX, 4.95%, due 01/14/29 144A	461,662
550,000	Banc of America Commercial Mortgage Trust, Series 2008-1, Class A4, 6.19%, due 02/10/51†	661,495
158,441	Banc of America Funding Corp., Series 2005-E, Class 8A1, 2.50%, due 06/20/35†	98,639
136,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-1, Class AM, 5.42%, due 09/10/45†	150,613
90,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class AM, 5.72%, due 06/11/40†	103,306
150,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class AM, 5.89%, due 06/11/50†	174,104
80,000	CD Commercial Mortgage Trust, Series 2006-CD2, Class AM, 5.35%, due 01/15/46†	87,425
210,000	CGRBS Commercial Mortgage Trust, Series 2010-3, Class 4A1, 1.00%, due 03/13/23	216,240
419,844	Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 2.43%, due 02/25/36† 144A	418,573
349,000	Commercial Mortgage Pass-Through Certificates, Series 2007-C2, Class AM, 5.55%, due 01/15/49†	390,361
70,251	Countrywide Alternative Loan Trust, Series 2005-61, Class 1A1, 0.46%, due 12/25/35†	59,475
69,649	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF, 0.60%, due 09/25/35† 144A	58,848
301,859	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR30, Class 2A1, 2.83%, due 01/25/34†	297,544
448,932	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR1, Class A2A, 1.02%, due 09/19/44†	400,455
130,000	Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, due 12/05/31 144A	132,367

See accompanying Notes to the Financial Statements.	103

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

250,050	First Horizon Alternative Mortgage Securities, Series 2006-FA1, Class 1A6, 0.95%, due 04/25/36†	248,853
290,000	Fremont Home Loan Trust, Series 2004-B, Class M1, 1.07%, due 05/25/34†	257,109
117,986	Granite Mortgages Plc, Series 2004-3, Class 2A1, 0.56%, due 09/20/44†	116,995
179,930	Granite Mortgages Plc, Reg S, Series 2003-2, Class 1A3, 0.80%, due 07/20/43† ‡‡‡	178,418
194,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AM, 5.87%, due 07/10/38†	217,750
256,476	GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.55%, due 03/25/35† 144A	215,600
158,000	GSMS 2012-ALOHA, 3.55%, due 04/10/34 144A	167,247
99,037	GSR Mortgage Loan Trust, Series 2004-7, Class 4A1, 4.88%, due 06/25/34†	100,557
73,987	Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1A, 0.54%, due 06/20/35†	70,101
1,018,014	Harborview Mortgage Loan Trust, Series 2007-4, Class 2A1, 0.42%, due 07/19/47†	818,466
600,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.34%, due 05/15/47	678,712
185,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class AM, 5.44%, due 05/15/45	207,196
30,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class AM, 5.88%, due 02/12/51†	35,478
470,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.18%, due 09/15/45†	554,494
95,742	Lehman XS Trust, Series 2005-7N, Class 1A1B, 1.00%, due 12/25/35†	40,613
119,710	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 2.99%, due 01/25/36†	114,772
75,993	Merrill Lynch Mortgage Investors, Inc., Series 2005-A3, Class A1, 0.47%, due 04/25/35†	71,811
80,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM, 5.20%, due 12/12/49†	89,525
410,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, due 09/12/49	477,445
184,636	MLCC Mortgage Investors, Inc., Series 2007-1, Class 4A3, 5.63%, due 01/25/37†	189,507
162,000	Morgan Stanley Bank of America Merrill Lynch Trust, 3.21%, due 02/15/46	164,875
150,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, due 02/15/46	152,525
290,000	Morgan Stanley Capital I, Inc., Series 2007-IQ15, Class A4, 5.89%, due 06/11/49†	338,783
192,990	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 2A, 2.98%, due 07/25/34†	191,380
330,694	Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A6, 2.65%, due 09/25/34†	334,990
436,474	Nomura Asset Acceptance Corp., Series 2004-R3, Class A1, 6.50%, due 02/25/35 144A	460,275
380,125	Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A, 0.39%, due 09/25/46†	275,318
277,844	Prime Mortgage Trust, Series 2006-DR1, Class 1A1, 5.50%, due 05/25/35 144A	277,755
117,761	Prime Mortgage Trust, Series 2006-DR1, Class 1A2, 6.00%, due 05/25/35 144A	118,984
1,241,978	Prime Mortgage Trust, Series 2006-DR1, Class 2A1, 5.50%, due 05/25/35 144A	1,191,649
1,015,020	Prime Mortgage Trust, Series 2006-DR1, Class 2A2, 6.00%, due 05/25/35 144A	1,010,533
419,781	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, 2.77%, due 05/25/35†	429,061

104	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

208,746	RBSSP Resecuritization Trust, Series 2010-3, Class 4A1, 3.45%, due 12/26/35† 144A	211,297
115,553	Residential Asset Securitization Trust, Series 2003-A8, Class A2, 0.55%, due 10/25/18†	111,980
149,445	Structured Asset Securities Corp., Series 2002-9, Class A2, 0.50%, due 10/25/27†	147,978
210,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class AS, 3.32%, due 12/10/45 144A	211,717
280,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.34%, due 12/15/43	318,469
110,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class AM, 5.38%, due 12/15/43	121,281
40,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5, 5.50%, due 04/15/47	46,007
204,856	WaMu Mortgage Pass Through Certificates, Series 2002-AR19, Class A6, 2.48%, due 02/25/33†	206,226
586,537	WaMu Mortgage Pass Through Certificates, Series 2003-AR10, Class A7, 2.51%, due 10/25/33†	604,703
812,408	WaMu Mortgage Pass Through Certificates, Series 2003-AR11, Class A6, 2.47%, due 10/25/33†	832,648
70,106	WaMu Mortgage Pass Through Certificates, Series 2003-AR9, Class 1A7, 2.43%, due 09/25/33†	71,756
304,505	WaMu Mortgage Pass Through Certificates, Series 2004-AR13, Class A1A, 0.61%, due 11/25/34†	302,845
749,859	WaMu Mortgage Pass Through Certificates, Series 2004-AR14, Class A1, 2.44%, due 01/25/35†	755,042
429,766	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 4A, 6.50%, due 08/25/34	465,095
860,923	WaMu Mortgage Pass Through Certificates, Series 2005-AR11, Class A1A, 0.52%, due 08/25/45†	810,753
501,664	WaMu Mortgage Pass Through Certificates, Series 2005-AR3, Class A2, 2.50%, due 03/25/35†	500,423
323,857	WaMu Mortgage Pass Through Certificates, Series 2005-AR6, Class 2A1A, 0.43%, due 04/25/45†	299,410
68,473	WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 1A1, 2.39%, due 11/25/36†	58,281
118,350	Washington Mutual, Inc., Series 2005-AR13, Class A1A1, 0.49%, due 10/25/45†	110,454
111,839	Washington Mutual, Inc., Series 2005-AR15, Class A1A1, 0.46%, due 11/25/45†	102,540
165,621	Washington Mutual, Inc., Series 2005-AR19, Class A1A1, 0.47%, due 12/25/45†	154,334
207,026	Washington Mutual, Inc., Series 2005-AR19, Class A1A2, 0.49%, due 12/25/45†	192,030
272,587	Washington Mutual, Inc., Series 2006-AR14, Class 1A4, 2.39%, due 11/25/36†	232,044
669,486	Washington Mutual, Inc., Series 2006-AR16, Class 1A1, 2.41%, due 12/25/36†	569,836
282,437	Wells Fargo Mortgage Backed Securities Trust, Series 2004-Y, Class 1A2, 2.68%, due 11/25/34†	286,276
269,321	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR8, Class 2A1, 2.74%, due 06/25/35†	276,928
652,314	Wells Fargo Mortgage Loan Trust, Series 2010-RR4, Class 2A1, 3.11%, due 08/27/35 144A	658,837

		22,167,074

See accompanying Notes to the Financial Statements.	105

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — 25.8%

28,160	FHLMC, Pool # 1N1589, 2.16%, due 05/01/37†	29,788
48,243	FHLMC, Pool # 1Q0136, 2.73%, due 09/01/36†	51,755
395,257	FHLMC, Pool # U61703, 3.50%, due 10/01/42	419,245
99,428	FHLMC, Pool # U61745, 3.50%, due 11/01/42	105,463
993,714	FHLMC, Pool # U90503, 3.50%, due 11/01/42	1,053,402
99,544	FHLMC, Pool # U90598, 3.50%, due 12/01/42	105,523
498,418	FHLMC, Pool # U90772, 3.50%, due 01/01/43	528,355
99,680	FHLMC, Pool # U90778, 3.50%, due 01/01/43	105,667
99,690	FHLMC, Pool # U90720, 3.50%, due 01/01/43	105,678
99,707	FHLMC, Pool # U90768, 3.50%, due 01/01/43	105,696
99,832	FHLMC, Pool # U90841, 3.50%, due 02/01/43	105,828
199,680	FHLMC, Pool # U90903, 3.50%, due 02/01/43	211,673
99,849	FHLMC, Pool # U90940, 3.50%, due 02/01/43	105,847
99,859	FHLMC, Pool # U91027, 3.50%, due 02/01/43	105,857
600,000	FHLMC, Pool # U62476, 3.50%, due 04/01/43††††	641,293
7,163,148	FHLMC, Pool # J13193, 4.00%, due 10/01/25	7,615,254
1,449,782	FHLMC, Pool # G14492, 4.00%, due 10/01/25	1,540,833
1,509,339	FHLMC, Pool # G14678, 4.00%, due 12/01/26	1,604,601
1,294,660	FHLMC, Pool # A74793, 5.00%, due 03/01/38	1,392,717
1,942,477	FHLMC, Pool # 1Q0481, 5.11%, due 02/01/38†	2,092,620
848,892	FHLMC, Pool # G01749, 5.50%, due 01/01/35	925,887
166,972	FHLMC, Pool # A39306, 5.50%, due 11/01/35	181,907
198,690	FHLMC, Pool # G02427, 5.50%, due 12/01/36	215,780
367,725	FHLMC, Pool # G03695, 5.50%, due 11/01/37	399,354
203,175	FHLMC, Pool # G04222, 5.50%, due 04/01/38	220,079
1,379,487	FHLMC, Pool # G04587, 5.50%, due 08/01/38	1,494,158
1,422,581	FHLMC, Pool # G06172, 5.50%, due 12/01/38	1,540,941
856,451	FHLMC, Pool # G06875, 5.50%, due 12/01/38	934,132
600,615	FHLMC, Pool # G06020, 5.50%, due 12/01/39	650,587
431,434	FHLMC, Pool # G06945, 5.50%, due 02/01/40	467,329
2,808,775	FHLMC, Pool # 782735, 5.77%, due 09/01/36†	3,041,596
826,885	FHLMC, Pool # G07117, 6.00%, due 10/01/36	923,590
52,489	FHLMC, Pool # H09061, 6.00%, due 06/01/37	57,029
1,780,496	FHLMC, Pool # G03265, 6.00%, due 08/01/37	1,949,221
758,610	FHLMC, Pool # G03362, 6.00%, due 09/01/37	829,550
997,935	FHLMC, Pool # G08271, 6.00%, due 05/01/38	1,090,631
2,232,769	FHLMC, Pool # G06409, 6.00%, due 11/01/39	2,448,465
608,684	FHLMC, Pool # G06832, 6.00%, due 03/01/40	666,365
170,297	FHLMC, Pool # G06669, 6.50%, due 09/01/39	193,534
100,000	FHLMC, 7.00%, due 04/01/43††††	118,063
101,168	FHLMC, Series 2808, Class FT, 0.55%, due 04/15/33†	101,278
1,654,957	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K006, Class AX1, 1.05%, due 01/25/20†	96,656
3,191,943	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K007, Class X1, 1.23%, due 04/25/20†	210,576
3,902,781	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K008, Class X1, 1.67%, due 06/25/20†	361,554
1,769,724	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K009, Class X1, 1.50%, due 08/25/20†	143,838

106	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

1,731,159	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K702, Class X1, 1.55%, due 02/25/18†	113,928
451,584	FHLMC Reference REMIC, Series R007, Class ZA, 6.00%, due 05/15/36	507,972
388,995	FHLMC Structured Pass Through Securities, Series T-61, Class 1A1, 1.58%, due 07/25/44†	398,950
3,300,000	FHLMC TBA, 2.50%, due 04/01/27	3,417,562
10,500,000	FHLMC TBA, 3.50%, due 12/01/41	11,052,481
981,580	FNMA, Pool # AP9633, 2.50%, due 10/01/42	971,785
199,364	FNMA, Pool # AQ7306, 3.00%, due 01/01/43	203,978
99,517	FNMA, Pool # AR1198, 3.00%, due 01/01/43	101,821
199,047	FNMA, Pool # AR1202, 3.00%, due 01/01/43	203,654
387,999	FNMA, Pool # AE2641, 3.50%, due 10/01/25	411,577
1,870,381	FNMA, Pool # AH2430, 3.50%, due 01/01/26	1,984,038
1,533,089	FNMA, Pool # AE2148, 3.50%, due 02/01/26	1,626,729
1,150,547	FNMA, Pool # AE3507, 3.50%, due 02/01/26	1,220,463
201,993	FNMA, Pool # AL0554, 3.50%, due 08/01/26	214,331
596,476	FNMA, Pool # AQ5369, 3.50%, due 12/01/42	633,793
596,734	FNMA, Pool # AQ7083, 3.50%, due 12/01/42	634,067
496,575	FNMA, Pool # AB7130, 3.50%, due 12/01/42	527,642
2,974,496	FNMA, Pool # MA0587, 4.00%, due 12/01/30	3,195,353
82,850	FNMA, Pool # 776565, 4.00%, due 04/01/34	88,898
518,698	FNMA, Pool # AH1338, 4.00%, due 12/01/40	566,288
148,634	FNMA, Pool # AH6392, 4.00%, due 02/01/41	162,132
1,189,384	FNMA, Pool # AJ5304, 4.00%, due 11/01/41	1,269,333
1,931,788	FNMA, Pool # AJ7689, 4.00%, due 12/01/41	2,061,640
396,988	FNMA, Pool # AP9766, 4.00%, due 10/01/42	433,288
32,607	FNMA, Pool # 254802, 4.50%, due 07/01/18	35,173
276,920	FNMA, Pool # MA0706, 4.50%, due 04/01/31	300,046
873,261	FNMA, Pool # MA0734, 4.50%, due 05/01/31	946,187
271,576	FNMA, Pool # MA0776, 4.50%, due 06/01/31	294,256
261,456	FNMA, Pool # MA0913, 4.50%, due 11/01/31	284,598
268,511	FNMA, Pool # MA0939, 4.50%, due 12/01/31	292,277
81,003	FNMA, Pool # MA0968, 4.50%, due 12/01/31	88,123
2,893,538	FNMA, Pool # AL0215, 4.50%, due 04/01/41	3,169,540
1,100,000	FNMA, Pool # AL3429, 4.50%, due 06/01/41	1,184,734
485,624	FNMA, Pool # AB3517, 4.50%, due 09/01/41	531,946
600,000	FNMA, Pool # AL3414, 4.50%, due 09/01/41	646,219
5,658,310	FNMA, Pool # AL2439, 5.00%, due 06/01/26	6,110,701
135,994	FNMA, Pool # 254793, 5.00%, due 07/01/33	148,207
155,083	FNMA, Pool # 555743, 5.00%, due 09/01/33	169,010
476,220	FNMA, Pool # 889117, 5.00%, due 10/01/35	518,986
589,118	FNMA, Pool # AL0476, 5.00%, due 11/01/40	655,645
77,933	FNMA, Pool # AI0511, 5.00%, due 04/01/41	86,733
151,365	FNMA, Pool # AI1863, 5.00%, due 05/01/41	168,458
683,877	FNMA, Pool # AI1892, 5.00%, due 05/01/41	761,105
170,149	FNMA, Pool # AI2433, 5.00%, due 05/01/41	189,363
82,064	FNMA, Pool # AI2443, 5.00%, due 05/01/41	91,332
87,650	FNMA, Pool # AI2462, 5.00%, due 05/01/41	97,548

See accompanying Notes to the Financial Statements.	107

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

90,214	FNMA, Pool # AI4261, 5.00%, due 06/01/41	100,401
300,000	FNMA, Pool # AL3192, 5.00%, due 05/01/42	329,566
550,735	FNMA, Pool # AE0011, 5.50%, due 09/01/23	603,136
2,399,682	FNMA, Pool # 995253, 5.50%, due 12/01/23	2,628,004
3,334,107	FNMA, Pool # AL0278, 5.50%, due 01/01/25	3,651,337
20,482	FNMA, Pool # 254548, 5.50%, due 12/01/32	22,581
2,399,977	FNMA, Pool # 704235, 5.50%, due 05/01/33	2,642,875
214,808	FNMA, Pool # 555591, 5.50%, due 07/01/33	236,548
2,688,922	FNMA, Pool # 725221, 5.50%, due 01/01/34	2,961,064
130,383	FNMA, Pool # 735224, 5.50%, due 02/01/35	143,578
298,287	FNMA, Pool # 990906, 5.50%, due 10/01/35	329,129
1,541,799	FNMA, Pool # 849077, 5.50%, due 01/01/36	1,691,579
45,475	FNMA, Pool # 852523, 5.50%, due 02/01/36	49,666
171,392	FNMA, Pool # 878059, 5.50%, due 03/01/36	187,185
46,113	FNMA, Pool # 256219, 5.50%, due 04/01/36	49,707
154,273	FNMA, Pool # 868658, 5.50%, due 04/01/36	168,489
176,178	FNMA, Pool # 190375, 5.50%, due 11/01/36	192,412
410,691	FNMA, Pool # 995072, 5.50%, due 08/01/38	456,107
1,301,589	FNMA, Pool # 745506, 5.66%, due 02/01/16	1,450,671
2,668,051	FNMA, Pool # AL0144, 5.83%, due 11/01/37†	2,888,651
22,944	FNMA, Pool # 840483, 6.00%, due 11/01/21	25,072
405,689	FNMA, Pool # 256517, 6.00%, due 12/01/26	447,192
404,768	FNMA, Pool # 256962, 6.00%, due 11/01/27	447,568
156,039	FNMA, Pool # 985626, 6.00%, due 04/01/33	175,635
4,019,059	FNMA, Pool # 725162, 6.00%, due 02/01/34	4,464,514
17,962	FNMA, Pool # 745000, 6.00%, due 10/01/35	19,951
363,280	FNMA, Pool # 888560, 6.00%, due 11/01/35	408,901
90,244	FNMA, Pool # 882524, 6.00%, due 05/01/36	99,096
34,462	FNMA, Pool # 887324, 6.00%, due 08/01/36	37,842
77,489	FNMA, Pool # 893282, 6.00%, due 08/01/36	85,090
9,700	FNMA, Pool # 900746, 6.00%, due 09/01/36	10,640
134,470	FNMA, Pool # 878210, 6.00%, due 09/01/36	147,660
4,405	FNMA, Pool # 882321, 6.00%, due 09/01/36	4,837
112,902	FNMA, Pool # 898198, 6.00%, due 11/01/36	123,976
475,091	FNMA, Pool # 948690, 6.00%, due 08/01/37	530,924
758,760	FNMA, Pool # 890248, 6.00%, due 08/01/37	853,941
36,355	FNMA, Pool # AD0217, 6.00%, due 08/01/37	40,914
148,382	FNMA, Pool # 888736, 6.00%, due 10/01/37	161,104
259,000	FNMA, Pool # 955166, 6.00%, due 11/01/37	281,207
4,054,859	FNMA, Pool # 967691, 6.00%, due 01/01/38	4,447,504
1,612,184	FNMA, Pool # AL0406, 6.00%, due 06/01/38	1,750,411
498,129	FNMA, Pool # AL0852, 6.00%, due 06/01/38	540,838
1,106,389	FNMA, Pool # AL0901, 6.00%, due 07/01/38	1,201,251
429,593	FNMA, Pool # AE0028, 6.00%, due 10/01/39	471,729
2,120,255	FNMA, Pool # AE0469, 6.00%, due 12/01/39	2,325,566
386,246	FNMA, Pool # AE0616, 6.00%, due 03/01/40	423,648
809,400	FNMA, Pool # AL2688, 6.00%, due 10/01/40	887,777
9,825	FNMA, Pool # 869972, 6.50%, due 04/01/36	11,334

108	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

1,880,093	FNMA, Pool # 256421, 6.50%, due 09/01/36	2,080,656
87,336	FNMA, Pool # 955797, 6.50%, due 10/01/37	97,671
1,412,612	FNMA, Pool # AL0778, 6.50%, due 01/01/49	1,554,918
3,061,108	FNMA, Pool # 888369, 7.00%, due 03/01/37	3,503,389
50,496	FNMA, Pool # 924874, 7.00%, due 10/01/37	60,019
8,726	FNMA, Pool # 949563, 7.00%, due 11/01/37	10,372
12,793	FNMA, Pool # 955183, 7.00%, due 11/01/37	15,205
23,713	FNMA, Pool # 928938, 7.00%, due 12/01/37	28,185
20,483	FNMA, Pool # 968252, 7.00%, due 02/01/38	24,369
16,077	FNMA, Pool # 974156, 7.00%, due 02/01/38	19,128
49,544	FNMA, Pool # 985867, 7.00%, due 08/01/38	58,944
8,672	FNMA, Pool # 987891, 7.00%, due 09/01/38	10,317
207,673	FNMA, Pool # 934648, 7.00%, due 11/01/38	247,077
13,347	FNMA, Pool # 934202, 7.00%, due 11/01/38	15,880
25,263	FNMA, Pool # 992249, 7.00%, due 11/01/38	30,056
30,965	FNMA, Pool # 991549, 7.00%, due 11/01/38	36,840
1,245,594	FNMA, Pool # AE0758, 7.00%, due 02/01/39	1,480,485
3,400,963	FNMA, Series 2007-70, Class Z, 5.50%, due 07/25/37	3,904,606
1,100,792	FNMA, Series 2011-59, Class NZ, 5.50%, due 07/25/41	1,330,761
1,971,126	FNMA, Series 2012-134, Class FD, 0.55%, due 12/25/42†	1,973,905
292,490	FNMA, Series 2012-28, Class B, 6.50%, due 06/25/39	328,801
893,764	FNMA, Series 2012-46, Class BA, 6.00%, due 05/25/42	985,582
900,000	FNMA, Series 2013-9, Class BC, 6.50%, due 07/25/42	1,081,270
1,100,000	FNMA, Series 2013-9, Class CB, 5.50%, due 04/25/42	1,276,422
102,399	FNMA Grantor Trust, Series 2004-T1, Class 1A2, 6.50%, due 01/25/44	122,784
22,833	FNMA REMIC Trust, Series 2003-W1, Class 1A1, 6.12%, due 12/25/42†	26,670
1,373,470	FNMA REMIC Trust 2007-W1, Series 2007-W10, Class 2A, 6.26%, due 08/25/47†	1,609,173
13,300,000	FNMA TBA, 2.50%, due 08/01/27	13,800,829
400,000	FNMA TBA, 2.50%, due 11/01/42	396,594
2,000,000	FNMA TBA, 3.00%, due 09/01/42	2,063,437
9,500,000	FNMA TBA, 3.50%, due 01/01/42	10,034,375
1,000,000	FNMA TBA, 4.00%, due 04/01/24	1,070,117
24,000,000	FNMA TBA, 4.00%, due 08/01/40	25,593,751
18,000,000	FNMA TBA, 4.00%, due 08/01/40	19,172,813
500,000	FNMA TBA, 4.50%, due 03/01/21	538,027
146,954	FNMA Trust, Series 2004-W9, Class 2A1, 6.50%, due 02/25/44	172,654
710,027	FNMA, (IO), Series 2011-63, Class SW, 6.48%, due 07/25/41†	106,996
443,764	GNMA, Pool # 004617, 4.50%, due 01/20/40	491,637
370,690	GNMA, Pool # 734712, 4.50%, due 03/15/40	406,844
598,503	GNMA, Pool # 004696, 4.50%, due 05/20/40	662,231
140,424	GNMA, Pool # 004854, 4.50%, due 11/20/40	155,376
285,589	GNMA, Pool # 004883, 4.50%, due 12/20/40	315,998
69,300	GNMA, Pool # 004923, 4.50%, due 01/20/41	76,679
4,116,933	GNMA, Pool # 004978, 4.50%, due 03/20/41	4,555,298
614,789	GNMA, Pool # 783368, 4.50%, due 07/20/41	677,558
229,228	GNMA, Pool # 641779, 5.00%, due 09/15/35	250,510
139,440	GNMA, Pool # 733600, 5.00%, due 04/15/40	152,589
432,204	GNMA, Pool # 733627, 5.00%, due 05/15/40	472,960

See accompanying Notes to the Financial Statements.	109

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

59,123	GNMA, Pool # 004747, 5.00%, due 07/20/40	65,647
59,242	GNMA, Pool # 783050, 5.00%, due 07/20/40	65,188
229,209	GNMA, Pool # 004802, 5.00%, due 09/20/40	252,439
306,152	GNMA, Pool # 510835, 5.50%, due 02/15/35	336,729
365,188	GNMA, Pool # 783704, 5.50%, due 06/15/36	402,003
11,755	GNMA, Pool # 002657, 6.00%, due 10/20/28	13,306
13,279	GNMA, Pool # 003489, 6.00%, due 12/20/33	15,088
71,053	GNMA, Pool # 003879, 6.00%, due 07/20/36	80,198
9,544	GNMA, Pool # 003920, 6.00%, due 11/20/36	10,773
563,186	GNMA, Pool # 004145, 6.00%, due 05/20/38	634,271
239,023	GNMA, Pool # 004195, 6.00%, due 07/20/38	269,192
8,915	GNMA, Pool # 004245, 6.00%, due 09/20/38	10,207
107,426	GNMA, Pool # 004580, 6.00%, due 11/20/39	121,362
149,827	GNMA, Pool # 004602, 6.00%, due 12/20/39	168,738
87,020	GNMA, Pool # 004620, 6.00%, due 01/20/40	98,004
163,874	GNMA, Pool # 004639, 6.00%, due 02/20/40	184,558
290,936	GNMA, Pool # 004774, 6.00%, due 08/20/40	328,385
57,053	GNMA, Pool # 004804, 6.00%, due 09/20/40	64,575
548,367	GNMA, Pool # 004837, 6.00%, due 10/20/40	620,666
344,204	GNMA, Pool # 004871, 6.00%, due 11/20/40	390,661
372,141	GNMA, Pool # 004928, 6.00%, due 01/20/41	421,206
305,500	GNMA, Pool # 004991, 6.00%, due 03/20/41	345,778
805,408	GNMA, Pool # 005063, 6.00%, due 05/20/41	909,079
322,996	GNMA, Pool # 004040, 6.50%, due 10/20/37	372,584
1,000,000	GNMA TBA, 2.50%, due 10/01/42	993,672
39,300,000	GNMA TBA, 3.00%, due 09/01/42	41,093,062
1,300,000	GNMA TBA, 3.50%, due 11/01/41	1,398,719
500,000	GNMA TBA, 3.50%, due 04/01/42	534,766
1,000,000	GNMA TBA, 4.00%, due 08/01/40	1,090,195
293,754	GNMA, (IO), Series 2010-31, Class GS, 6.30%, due 03/20/39†	43,193
92,168	GNMA, (IO), Series 2011-32, Class S, 5.80%, due 03/16/41†	11,007
608,675	GNMA, (IO), Series 2011-70, Class BS, 6.50%, due 12/16/36†	80,626

		281,776,528

	Municipal Obligations — 4.6%

2,250,000	American Municipal Power-Ohio, Inc., 8.08%, due 02/15/50	3,348,518
2,700,000	California East Bay Municipal Utility District, 5.87%, due 06/01/40	3,515,697
600,000	Chicago Transit Authority, Series A, 6.90%, due 12/01/40	736,644
600,000	Chicago Transit Authority, Series B, 6.90%, due 12/01/40	736,644
3,405,000	Irvine Ranch Water District Joint Powers Agency, 2.39%, due 03/15/14	3,412,593
155,000	Los Angeles Unified School District, 5.75%, due 07/01/34	189,805
1,235,000	Los Angeles Unified School District, 6.76%, due 07/01/34	1,670,103
1,250,000	New Jersey State Turnpike Authority, 7.10%, due 01/01/41	1,765,313
1,800,000	New York City Transitional Finance Authority, 4.73%, due 11/01/23	2,113,488
1,300,000	New York City Transitional Finance Authority, 4.91%, due 11/01/24	1,556,178
1,300,000	New York City Transitional Finance Authority, 5.08%, due 11/01/25	1,576,289
3,000,000	New York State Urban Development Corp., 5.00%, due 03/15/23	3,607,140
500,000	Northstar Education Finance, Inc., 1.71%, due 01/29/46†	446,321

110	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**		Description	Value ($)

		Municipal Obligations — continued

3,100,000		Ohio Tobacco Settlement Financing Authority, 6.50%, due 06/01/47	3,024,949
1,100,000		Port Authority of New York and New Jersey, 4.46%, due 10/01/62	1,099,571
900,000		Southwest Student Services Corp., 0.08%, due 12/01/18†	828,678
350,000		Southwest Student Services Corp., 0.51%, due 12/01/36†	313,091
4,150,000		State of California General Obligation, 7.30%, due 10/01/39	5,760,532
1,360,000		State of California General Obligation, 7.50%, due 04/01/34	1,894,262
1,700,000		State of California General Obligation, 7.55%, due 04/01/39	2,455,939
925,000		State of Illinois General Obligation, 4.96%, due 03/01/16	1,013,624
1,600,000		State of Illinois General Obligation, 5.37%, due 03/01/17	1,790,656
2,025,000		State of Illinois General Obligation, 5.67%, due 03/01/18	2,315,405
1,000,000		State of Kentucky Property & Building Commission, 4.30%, due 11/01/19	1,128,120
1,200,000		State of Kentucky Property & Building Commission, 4.40%, due 11/01/20	1,372,764
2,400,000		State of Kentucky Property & Building Commission, 5.37%, due 11/01/25	2,803,872

			50,476,196

		Sovereign Debt Obligations — 2.1%

3,000,000	EUR	Bundesschatzanweisungen, 0.75%, due 09/13/13	3,865,184
4,500,000	EUR	Bundesschatzanweisungen, 1.75%, due 06/14/13	5,798,827
2,500,000		Korea Housing Finance Corp., Reg S, 4.13%, due 12/15/15‡‡‡	2,698,830
46,342,000	MXN	Mexican Bonos, 6.50%, due 06/09/22	4,199,558
19,860,000	MXN	Mexican Bonos, 8.00%, due 06/11/20	1,927,409
140,000		Mexico Government International Bond, 4.75%, due 03/08/44	145,600
2,600,000		Province of Ontario Canada, 2.70%, due 06/16/15	2,725,686
1,500,000		Spain Government International Bond, 4.00%, due 03/06/18 144A	1,488,150
304,224	GBP	United Kingdom Gilt Inflation Linked, 0.13%, due 03/22/24‡‡‡‡	536,716

			23,385,960

		U.S. Government and Agency Obligations — 31.2%

348,339		FHLMC, 1.99%, due 02/01/37†	367,388
280,000		Financing Corp. FICO STRIPS, (PO), Series B, 0.92%, due 04/06/18‡‡	267,605
350,000		Financing Corp. FICO STRIPS, (PO), Series 1, 0.96%, due 05/11/18‡‡	333,576
90,000		Financing Corp. FICO STRIPS, (PO), Series 11, 0.99%, due 02/08/18‡‡	85,873
270,000		Financing Corp. FICO STRIPS, (PO), Series 7, 1.12%, due 08/03/18‡‡	254,680
150,000		Financing Corp. FICO STRIPS, (PO), Series 7, 1.12%, due 08/03/18‡‡	141,489
140,000		Financing Corp. FICO STRIPS, (PO), Series 8, 1.12%, due 08/03/18‡‡	132,057
330,000		Financing Corp. FICO STRIPS, (PO), Series D, 1.12%, due 08/03/18‡‡	311,276
330,000		Financing Corp. FICO STRIPS, (PO), Series E, 1.17%, due 11/02/18‡‡	309,703
150,000		Financing Corp. FICO STRIPS, (PO), Series 15, 1.35%, due 03/07/19‡‡	138,817
50,000		Financing Corp. FICO STRIPS, (PO), Series 19, 1.40%, due 06/06/19‡‡	45,982
20,000		Financing Corp. FICO STRIPS, (PO), Series D, 1.55%, due 09/26/19‡‡	18,160
216,917		FNMA, Series 2004-38, Class FK, 0.55%, due 05/25/34†	217,637
269,984		FNMA, 1.45%, due 08/01/37†	288,316
830,000		FNMA, 1.92%, due 10/09/19‡‡	736,747
90,035		FNMA, 2.90%, due 09/01/35†	96,272
1,235,000		FNMA, 6.63%, due 11/15/30	1,844,233
1,100,331		GNMA, 0.58%, due 12/20/60†	1,103,463
1,945,003		GNMA, 0.65%, due 02/20/61†	1,957,181
1,888,145		GNMA, 0.70%, due 01/20/61†	1,903,839
460,877		GNMA, 0.70%, due 03/20/61†	464,872

See accompanying Notes to the Financial Statements.	111

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	U.S. Government and Agency Obligations — continued

1,135,208	GNMA, (IO), 6.35%, due 11/20/38†	147,251
764,746	GNMA, (IO), 6.45%, due 01/20/40†	121,466
4,000,000	Overseas Private Investment Corp., (2.54)%, due 11/18/13‡‡	4,065,472
190,000	Tennessee Valley Authority, 5.25%, due 09/15/39	243,380
2,664,000	U.S. Treasury Bond, 2.75%, due 08/15/42	2,472,109
7,090,600	U.S. Treasury Bond, 2.75%, due 11/15/42	6,573,206
120,000	U.S. Treasury Bond, 3.13%, due 02/15/42	120,619
1,610,000	U.S. Treasury Bond, 3.13%, due 02/15/43	1,613,270
2,600,000	U.S. Treasury Bond, 3.88%, due 08/15/40	3,007,875
200,000	U.S. Treasury Bond, 4.25%, due 11/15/40	245,938
200,000	U.S. Treasury Bond, 4.38%, due 02/15/38	250,063
4,000,000	U.S. Treasury Bond, 4.50%, due 02/15/36(a)	5,081,252
400,000	U.S. Treasury Bond, 6.25%, due 08/15/23	566,188
800,000	U.S. Treasury Bond, 7.50%, due 11/15/24	1,254,625
3,764,121	U.S. Treasury Inflation Indexed Bond, 0.13%, due 01/15/22	4,099,068
2,503,200	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/22	2,730,248
1,097,316	U.S. Treasury Inflation Indexed Bond, 0.13%, due 01/15/23	1,185,016
917,118	U.S. Treasury Inflation Indexed Bond, 0.75%, due 02/15/42	960,036
8,420,800	U.S. Treasury Inflation Indexed Bond, 1.13%, due 01/15/21(a)	9,935,230
527,910	U.S. Treasury Inflation Indexed Bond, 1.25%, due 07/15/20	631,059
1,502,101	U.S. Treasury Inflation Indexed Bond, 2.13%, due 02/15/40	2,120,662
2,208,045	U.S. Treasury Inflation Indexed Bond, 2.13%, due 02/15/41	3,131,284
400,000	U.S. Treasury Note, 0.13%, due 12/31/13	400,000
3,200,000	U.S. Treasury Note, 0.25%, due 11/30/13	3,202,627
6,300,000	U.S. Treasury Note, 0.25%, due 01/31/14	6,306,155
13,500,000	U.S. Treasury Note, 0.25%, due 02/28/14	13,513,189
18,200,000	U.S. Treasury Note, 0.25%, due 03/31/14	18,216,362
2,300,000	U.S. Treasury Note, 0.25%, due 09/15/15	2,297,125
2,700,000	U.S. Treasury Note, 0.25%, due 10/15/15	2,695,993
12,500,000	U.S. Treasury Note, 0.38%, due 02/15/16	12,509,762
300,000	U.S. Treasury Note, 0.50%, due 11/15/13	300,727
500,000	U.S. Treasury Note, 0.75%, due 12/15/13	502,187
8,560,000	U.S. Treasury Note, 0.75%, due 06/30/17	8,610,829
60,000	U.S. Treasury Note, 0.75%, due 02/28/18	60,009
28,500,000	U.S. Treasury Note, 1.00%, due 01/15/14	28,695,937
4,500,000	U.S. Treasury Note, 1.00%, due 05/15/14	4,541,661
8,400,000	U.S. Treasury Note, 1.25%, due 02/15/14	8,481,052
9,400,000	U.S. Treasury Note, 1.25%, due 03/15/14	9,498,409
3,600,000	U.S. Treasury Note, 1.25%, due 04/15/14	3,640,500
25,530,000	U.S. Treasury Note, 1.25%, due 02/29/20	25,573,886
14,590,000	U.S. Treasury Note, 1.38%, due 01/31/20	14,758,704
500,000	U.S. Treasury Note, 1.50%, due 12/31/13	505,117
17,500,000	U.S. Treasury Note, 1.50%, due 07/31/16	18,120,707
1,800,000	U.S. Treasury Note, 1.63%, due 08/15/22	1,777,079
3,428,000	U.S. Treasury Note, 1.63%, due 11/15/22	3,367,743
2,700,000	U.S. Treasury Note, 1.75%, due 01/31/14	2,736,283
300,000	U.S. Treasury Note, 1.75%, due 05/15/22	300,914
12,700,000	U.S. Treasury Note, 1.88%, due 02/28/14	12,899,923
100,000	U.S. Treasury Note, 1.88%, due 08/31/17	105,391
32,800,000	U.S. Treasury Note, 2.00%, due 11/15/21(a)	33,830,117

112	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value**	Description	Value ($)

	U.S. Government and Agency Obligations — continued

11,700,000	U.S. Treasury Note, 2.00%, due 02/15/22	12,029,975
5,540,000	U.S. Treasury Note, 2.00%, due 02/15/23	5,610,984
5,700,000	U.S. Treasury Note, 2.13%, due 08/15/21	5,957,389
12,000,000	U.S. Treasury Note, 2.63%, due 11/15/20	13,090,320
5,100,000	U.S. Treasury Note, 2.75%, due 02/15/19	5,623,546

		341,335,085

	TOTAL DEBT OBLIGATIONS (COST $1,099,856,291)	1,143,437,402

Shares	Description	Value ($)

	COMMON STOCKS — 0.1%

	Auto Manufacturers — 0.1%

8,312	General Motors Co.*	231,240
2,087	Motors Liquidation Co. GUC Trust*	56,349

		287,589

	Building Materials — 0.0%

10,371	US Concrete, Inc.* ¤	143,223

	Diversified Financial Services — 0.0%

1,754	CIT Group, Inc.*	76,264

	TOTAL COMMON STOCKS (COST $478,595)	507,076

	PREFERRED STOCKS — 0.3%

	Banks — 0.1%

600	Wells Fargo & Co., 7.50% Class A	773,250

	Diversified Financial Services — 0.2%

74,625	Citigroup Capital XIII, 7.88%†	2,133,529
14,902	GMAC Capital Trust I, 8.125%†	405,334

		2,538,863

	TOTAL PREFERRED STOCKS (COST $2,718,226)	3,312,113

	WARRANTS — 0.0%

	Auto Manufacturers — 0.0%

7,557	General Motors Co., Strike Price $10.00, Expires 7/10/16*	139,880
7,557	General Motors Co., Strike Price $18.33, Expires 7/10/19*	89,097

		228,977

	Media — 0.0%

307	Charter Communications, Inc., Strike Price $46.68, Expires 11/30/14*	18,037

	Oil & Gas Services — 0.0%

190	SemGroup Corp., Strike Price $25.00, Expires 11/30/14* ¤	5,223

	TOTAL WARRANTS (COST $307,300)	252,237

See accompanying Notes to the Financial Statements.	113

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Notional	Description	Value ($)

	OPTIONS PURCHASED — 0.0%

	Put Options — 0.0%

115,000	Euro Dollar Mid-Curve 3-Year Futures Option with Barclays Capital, Inc., Strike Price $98.38, Expires 06/14/13	3,450
2,300,000	OTC 30-Year Interest Rate Swaption with Royal Bank of Scotland Plc, Strike Price $3.45, Expires 09/21/15	204,758

	TOTAL OPTIONS PURCHASED (COST $200,729)	208,208

Par Value**	Description	Value ($)

	SHORT-TERM INVESTMENTS — 7.3%

	Bank Deposit — 5.2%

57,269,153	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/13	57,269,153

	TOTAL BANK DEPOSITS (COST $57,269,153)	57,269,153

	Certificates of Deposit — 1.1%

3,600,000	Banco do Brasil SA, 0.40%, due 06/28/13‡‡	3,596,591
3,000,000	Daimler Finance North America LLC, 0.54%, due 10/11/13‡‡	2,991,459
400,000	Daimler Finance North America LLC, 0.54%, due 10/15/13‡‡	398,825
500,000	Ford Motor Credit Co., 1.06%, due 10/04/13‡‡	497,312
600,000	Ford Motor Credit Co., 1.08%, due 11/01/13‡‡	596,222
1,300,000	Ford Motor Credit Co., 1.08%, due 11/05/13‡‡	1,291,639
2,300,000	Ford Motor Credit Co., 1.10%, due 11/22/13‡‡	2,283,807

	TOTAL CERTIFICATES OF DEPOSIT (COST $11,634,158)	11,655,855

	Securities Lending Collateral — 1.0%

10,976,300	State Street Navigator Securities Lending Prime Portfolio***	10,976,300

	TOTAL SECURITIES LENDING COLLATERAL (COST $10,976,300)	10,976,300

	U.S. Government and Agency Obligations — 0.0%

91,000	United States Treasury Bill, 0.13%, due 02/06/14(b) ‡‡	90,900

	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $90,888)	90,900

	TOTAL SHORT-TERM INVESTMENTS (COST $79,970,499)	79,992,208

	TOTAL INVESTMENTS BEFORE TBA COMMITMENTS — 112.3% (Cost $1,183,531,640)	1,227,709,244

	TBA SALE COMMITMENTS — (0.5)%

(5,000,000)	FNMA TBA, 3.50%, due 11/01/25	(5,301,562)

	TOTAL TBA SALE COMMITMENTS (PROCEEDS $5,285,156)	(5,301,562)

	TOTAL INVESTMENTS NET OF TBA SALE COMMITMENTS — 111.8% (Cost $1,178,246,484)	1,222,407,682

	Other Assets and Liabilities (net) — (11.8)%	(129,154,860)

	NET ASSETS — 100.0%	$1,093,252,822

114	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Notes to Schedule of Investments:

FICO — Financing Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only

MTN — Medium Term Note

PIK — Payment In Kind

PO — Principal Only

REIT — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

TBA — To Be Announced

(a)	All or a portion of this security is held for open futures collateral.

(b)	All or a portion of this security is held for open swaps collateral.

¤	Illiquid security. The total market value of the securities at year end is $19,718,936 which represents 1.8% of net assets. The aggregate tax cost of these securities held at March 31, 2013 was $19,070,575.

*	Non-income producing security

**	Unless otherwise indicated, all par values are denominated in United States dollars ($).

***	Represents an investment of securities lending cash collateral.

****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at period end is $0 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2013 was $220,161.

†	Floating rate note. Rate shown is as of March 31, 2013.

††	Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.

†††	Security is currently in default.

††††	When-issued security

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

‡‡‡‡	Indexed security in which price and/or coupon is linked to the prices of a specific financial instrument or financial statistic.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $73,090,517 which represents 6.7% of net assets.

See accompanying Notes to the Financial Statements.	115

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2013

A summary of outstanding financial instruments at March 31, 2013 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
08/05/13	CNY	UBS AG	8,424,725	$1,346,706	$12,624
09/13/13	EUR	HSBC Bank USA	8,700,000	11,186,070	(381,620)
10/11/13	EUR	JPMorgan Chase Bank	216,000	277,796	(3,328)
06/14/13	EUR	JPMorgan Chase Bank	400,000	513,904	(29,824)
06/14/13	EUR	UBS AG	2,500,000	3,211,898	(65,252)

					$(467,400)

Sales
05/02/13	AUD	JPMorgan Chase Bank	194,000	$201,818	$(2,554)
05/02/13	AUD	UBS AG	4,213,000	4,382,772	(68,040)
08/05/13	CNY	UBS AG	8,003,786	1,279,418	(4,727)
04/02/13	EUR	Citibank N.A.	3,808,000	4,889,850	99,057
09/13/13	EUR	HSBC Bank USA	8,600,000	11,057,495	(262,345)
04/02/13	EUR	HSBC Bank USA	24,000	30,818	609
09/13/13	EUR	JPMorgan Chase Bank	100,000	128,576	(5,351)
10/11/13	EUR	JPMorgan Chase Bank	216,000	277,796	(11,349)
06/14/13	EUR	JPMorgan Chase Bank	400,000	513,904	3,177
05/02/13	EUR	Morgan Stanley & Co., Inc.	3,849,000	4,943,465	(5,433)
09/13/13	EUR	UBS AG	3,000,000	3,857,266	32,984
06/14/13	EUR	UBS AG	7,100,000	9,121,791	410,066
04/11/13	GBP	JPMorgan Chase Bank	212,000	321,897	1,322
06/12/13	GBP	Royal Bank of Scotland Plc	1,715,000	2,603,183	(10,137)

					$177,279

Currency Abbreviations

AUD	Australian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound Sterling
MXN	Mexican Peso

116	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2013

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
37	Euribor	September 2013	$8,315	$1,703
88	Euribor	June 2013	59,325	26,667
105	Euro Dollar 90 Day	September 2014	26,121,375	1,996
85	U.S. Ultra Long	June 2013	13,395,469	(65,448)

				$(35,082)

Sales
37	Euribor	September 2013	$2,969	$(672)
88	Euribor	June 2013	16,950	(7,361)
105	Euro Dollar 90 Day	September 2015	26,042,625	(11,941)
30	Euro-Bund	June 2013	5,604,708	(94,445)
11	Euro-OAT	June 2013	1,921,295	(27,838)
6	U.S. Treasury Bond 30 Yr.	June 2013	866,813	(5,457)
389	U.S. Treasury Note 10 Yr.	June 2013	51,341,922	(286,882)
21	U.S. Treasury Note 2 Yr.	June 2013	4,629,516	(693)
283	U.S. Treasury Note 5 Yr.	June 2013	35,107,477	(134,735)

				$(570,024)

Written Options

Type of Contract	Counterparty	Number of Contracts	Premiums Received	Value at March 31, 2013
CALL — OTC 10-Year Interest Rate Swaption Strike @ $1.80 Expires 07/29/2013	Morgan Stanley & Co., Inc.	2,600,000	$10,724	$(8,935)
CALL — OTC 10-Year Interest Rate Swaption Strike @ $1.80 Expires 07/29/2013	Goldman Sachs	1,500,000	6,030	(5,156)
CALL — OTC 10-Year Interest Rate Swaption Strike @ $1.80 Expires 07/29/2013	Royal Bank of Scotland Plc	6,800,000	20,740	(23,372)
CALL — U.S. Treasury Note 10-Year Futures Strike @ $133.00 Expires 05/24/2013	Barclays Capital, Inc.	49	14,388	(19,907)
PUT — Euro Dollar Mid-Curve 3-Year Futures Strike @ $98.13 Expires 06/14/2013	Barclays Capital, Inc.	46	10,201	(1,150)
PUT — OTC 10-Year Interest Rate Swaption Strike @ $2.65 Expires 07/29/2013	Morgan Stanley & Co., Inc.	2,600,000	20,280	(8,317)
PUT — OTC 10-Year Interest Rate Swaption Strike @ $2.65 Expires 07/29/2013	Goldman Sachs	1,500,000	11,200	(4,799)
PUT — OTC 10-Year Interest Rate Swaption Strike @ $2.65 Expires 07/29/2013	Royal Bank of Scotland Plc	6,800,000	20,740	(21,753)

See accompanying Notes to the Financial Statements.	117

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2013

Type of Contract	Counterparty	Number of Contracts	Premiums Received	Value at March 31, 2013
PUT — OTC 5-Year Interest Rate Swaption Strike @ $1.30 Expires 04/29/2013	Bank of America Securities LLC	3,900,000	$10,628	$(656)
PUT — OTC 5-Year Interest Rate Swaption Strike @ $2.50 Expires 09/21/2015	Royal Bank of Scotland Plc	9,700,000	184,300	(175,104)
TOTAL			$309,231	$(269,149)

Interest Rate Swaps

Description	Notional Amount	Unrealized Appreciation (Depreciation)	Value
Agreement with Bank of America N.A. dated 07/06/12 receiving a fixed rate of 8.44% paying the notional amount multiplied by the BRL-CDI rate. Expiring 01/02/15.	$40,800,000	$119,234	$153,449
Agreement with Bank of America N.A. dated 1/24/13 receiving a fixed rate of 7.585% paying the notional amount multiplied by the BRL-CDI rate. Expiring 01/02/2015.	14,700,000	(66,235)	(96,825)
Agreement with Goldman Sachs dated 06/05/12 receiving a fixed rate of 4.00% paying the notional amount multiplied by the 6-Month AUD-BBR-BBSW rate. Expiring 03/15/23.	AUD 200,000	(702)	(702)
Agreement with HSBC Bank USA dated 02/13/12 receiving a fixed rate of 10.135% paying the notional amount multiplied by the BRL-CDI rate. Expiring 01/02/2015.	$ 9,800,000	251,527	268,645
Agreement with HSBC Bank USA dated 10/15/12 receiving a fixed rate of 8.075% paying the notional amount multiplied by the BRL-CDI rate. Expiring 01/02/2015.	4,200,000	(13,184)	(5,112)
Agreement with Morgan Stanley Capital Services LLC dated 02/16/12 receiving a fixed rate of 10.605% paying the notional amount multiplied by the BRL-CDI rate. Expiring 01/02/2015.	10,300,000	297,090	360,751

			$680,206

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Receive	3-Month USD LIBOR	1.40%	03/20/18	Barclays Bank	$1,200,000	$(19,364)
Receive	3-Month USD LIBOR	2.00%	06/19/23	Credit Suisse	5,700,000	(50,264)
Receive	3-Month USD LIBOR	2.75%	06/19/43	Morgan Stanley & Co., Inc.	2,800,000	(7,292)
Pay	6-Month AUD- BBR-BBSW	3.75%	03/15/18	Deutsche Bank AG	AUD1,400,000	6,437
Pay	6-Month AUD- BBR-BBSW	3.75%	12/11/18	Citigroup Global Markets	2,900,000	8,850

118	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2013

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Pay	6-Month AUD- BBR-BBSW	3.75%	03/15/23	Citigroup Global Markets, Deutsche Bank AG & Credit Suisse	AUD1,100,000	$(20,307)
Pay	6-Month AUD- BBR-BBSW	4.00%	03/15/23	Deutsche Bank AG	700,000	(6,700)
Pay	6-Month AUD- BBR-BBSW	4.25%	03/15/23	Citigroup Global Markets	2,500,000	31,462
Pay	6-Month AUD- BBR-BBSW	4.25%	12/11/23	Citigroup Global Capital Markets	9,500,000	(12,182)
Receive	6-Month Euribor	2.00%	09/18/23	Morgan Stanley & Co., Inc.	EUR1,000,000	(11,735)

						$(81,095)

Credit Default Swaps (See Note 2(a))

Notional Amount	Expiration Date	Counterparty	Value
$1,800,000	12/20/17	JPMorgan Chase Bank	$(76,732)
4,400,000	03/20/21	Goldman Sachs	157,636
900,000	03/20/16	Deutsche Bank AG	2,647
1,400,000	03/20/16	Morgan Stanley Capital Services LLC	4,117
400,000	12/20/15	Deutsche Bank AG	(5,967)

			$81,701

See accompanying Notes to the Financial Statements.	119

Mercer Core Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2013

Asset Class Summary (Unaudited)	% of Net Assets
Debt Obligations	104.6
Preferred Stocks	0.3
Swaps	0.1
Common Stocks	0.1
Warrants	0.0
Options Purchased	0.0
Written Options	0.0
Forward Foreign Currency Contracts	0.0
Futures Contracts	(0.1)
TBA Sale Commitments	(0.5)
Short-Term Investments	7.3
Other Assets and Liabilities (net)	(11.8)

100.0%

120	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	COMMON STOCKS — 92.8%

	Bermuda — 0.6%

336,000	China Gas Holdings, Ltd.	335,453
536,000	COSCO Pacific, Ltd.	776,106
3,000	Credicorp, Ltd.	498,150
86,650	Dairy Farm International Holdings, Ltd.‡	1,048,465
4,119,000	GOME Electrical Appliances Holding, Ltd.*	451,025

	Total Bermuda	3,109,199

	Brazil — 8.0%

20,100	Amil Participacoes SA	315,204
84,000	Arteris SA	946,086
76,560	Banco Bradesco SA, ADR‡	1,303,051
87,500	Banco do Brasil SA	1,191,199
798,841	BM&FBovespa SA	5,403,919
25,400	BR Malls Participacoes SA	316,941
45,800	BR Properties SA	508,801
120,400	CCR SA	1,226,481
24,300	Cia Brasileira de Distribuicao Grupo, ADR	1,294,704
162,438	Cia de Bebidas das Americas, ADR	6,876,001
14,800	Cia de Saneamento Basico do Estado, ADR*	706,404
254,210	Cia Siderurgica Nacional SA	1,151,059
96,566	Cielo SA	2,850,980
90,825	Companhia Energetica de Minas Gerais, Sponsored ADR‡	1,076,276
67,500	Fibria Celulose SA, Sponsored ADR* ‡	814,725
73,000	Itau Unibanco Holding SA, ADR	1,299,400
125,500	JBS SA*	423,240
35,700	Lojas Renner SA	1,338,872
127,600	MRV Engenharia e Participacoes SA	530,942
8,300	Multiplan Empreendimentos Imobiliarios SA	238,748
30,200	Natura Cosmeticos SA	739,592
71,000	Petroleo Brasileiro SA, Sponsored ADR	1,288,650
136,900	Porto Seguro SA	1,919,390
211,987	Souza Cruz SA	3,105,659
14,300	Telefonica Brasil SA, ADR	381,524
135,300	Tim Participacoes SA	598,545
38,400	Tim Participacoes SA, ADR	840,192
36,505	Totvs SA	750,250
13,500	Ultrapar Participacoes SA	342,128
105,200	Vale SA, ADR	1,738,956

	Total Brazil	41,517,919

	Cayman Islands — 3.0%

1,457,000	Anta Sports Products, Ltd.	1,244,409
399,000	China Mengniu Dairy Co., Ltd.	1,148,789
86,000	China Resources Land, Ltd.	240,408
3,465,000	China Shanshui Cement Group, Ltd.	1,986,338
255,000	Country Garden Holdings Co., Ltd.*	126,142
58,000	ENN Energy Holdings, Ltd.	319,788

See accompanying Notes to the Financial Statements.	121

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Cayman Islands — continued

416,000	Evergrande Real Estate Group, Ltd.	167,201
78,500	Longfor Properties Co., Ltd.	129,845
178,000	MStar Semiconductor, Inc.	1,437,572
441,500	Parkson Retail Group, Ltd.	261,625
834,122	Sands China, Ltd.	4,324,993
77,000	Shimao Property Holdings, Ltd.	148,194
677,000	Soho China, Ltd.	563,393
52,800	Tencent Holdings, Ltd.	1,678,684
370,040	Tingyi Cayman Islands Holding Corp.	962,920
193,237	Wynn Macau, Ltd.*	514,044

	Total Cayman Islands	15,254,345

	Chile — 1.6%

2,407,623	Banco de Chile	379,197
67,349,214	Banco Santander Chile	4,782,615
18,229	Empresas COPEC SA	264,654
35,300	Enersis SA, Sponsored ADR‡	679,172
47,421	ENTEL Chile SA	1,004,209
62,710	SACI Falabella	755,046
11,400	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	632,130

	Total Chile	8,497,023

	China — 8.6%

12,620,000	Bank of China, Ltd. Class H	5,852,641
659,000	Bank of Communications Co., Ltd. Class H	494,930
2,224,000	China BlueChemical, Ltd. Class H	1,372,335
682,000	China Citic Bank Corp., Ltd. Class H	409,412
240,000	China Coal Energy Co., Ltd. Class H	214,875
9,571,000	China Construction Bank Corp. Class H	7,816,936
144,000	China Merchants Bank Co., Ltd. Class H	304,968
714,000	China Minsheng Banking Corp., Ltd. Class H	912,431
332,000	China Oilfield Services, Ltd. Class H	694,567
12,100	China Petroleum & Chemical Corp., ADR	1,414,732
1,980,000	China Petroleum & Chemical Corp. Class H	2,331,317
750,500	China Railway Construction Corp. Class H	712,538
2,079,000	China Railway Group, Ltd. Class H	1,057,893
641,000	Chongqing Rural Commercial Bank Class H	343,512
922,000	Dongfeng Motor Group Co., Ltd. Class H	1,294,635
622,400	Guangzhou R&F Properties Co., Ltd. Class H	1,042,324
9,219,000	Industrial & Commercial Bank of China Class H	6,460,598
1,472,000	Jiangsu Expressway Co., Ltd. Class H	1,479,083
925,000	Jiangxi Copper Co., Ltd. Class H	2,047,175
8,300	PetroChina Co., Ltd., ADR‡	1,094,106
2,182,000	PetroChina Co., Ltd. Class H	2,867,114
84,000	Sinopharm Group Co., Ltd. Class H	270,526
296,407	Tsingtao Brewery Co., Ltd. Class H	1,880,549
168,000	Yanzhou Coal Mining Co., Ltd. Class H	226,376
367,500	Zhaojin Mining Industry Co., Ltd. Class H	493,304
1,776,000	Zhejiang Expressway Co., Ltd. Class H	1,400,182

	Total China	44,489,059

122	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Colombia — 1.1%

2,098,589	Ecopetrol SA	5,797,524

	Czech Republic — 0.5%

34,384	CEZ AS	1,008,607
8,000	Komercni Banka AS	1,530,832

	Total Czech Republic	2,539,439

	Hong Kong — 4.5%

58,500	China Mobile, Ltd., Sponsored ADR	3,108,105
313,500	China Mobile, Ltd.	3,317,685
170,000	China Overseas Land & Investment, Ltd.	469,749
304,000	China Resources Power Holdings Co., Ltd.	912,472
10,100	CNOOC, Ltd., ADR	1,934,150
1,006,000	CNOOC, Ltd.	1,930,964
814,000	Guangdong Investment, Ltd.	715,153
661,656	Hongkong Electric Holdings	6,235,002
302,549	Link (The) REIT	1,652,538
6,272,000	Shougang Fushan Resources Group, Ltd.	2,787,502
184,000	Sino-Ocean Land Holdings, Ltd.	111,642

	Total Hong Kong	23,174,962

	Hungary — 0.1%

3,142	MOL Hungarian Oil and Gas Plc	221,268
4,404	OTP Bank Nyrt	79,602

	Total Hungary	300,870

	India — 12.1%

19,800	Asian Paints, Ltd.	1,790,379
70,400	Axis Bank, Ltd.	1,690,377
89,413	Bajaj Auto, Ltd.	2,923,813
80,289	Bharat Heavy Electricals, Ltd.	263,100
288,300	Cipla, Ltd.	2,020,752
31,164	Colgate-Palmolive India, Ltd.	715,023
42,800	Dr. Reddy’s Laboratories, Ltd., ADR	1,384,580
47,655	HDFC Bank, Ltd.	549,852
230,859	HDFC Bank, Ltd., ADR	8,638,744
709,983	Hindustan Unilever, Ltd.	6,094,619
573,973	Housing Development Finance Corp.	8,685,632
12,012	ICICI Bank, Ltd.	232,096
36,500	ICICI Bank, Ltd., Sponsored ADR	1,565,850
27,309	Infosys, Ltd.	1,449,613
51,900	Infosys, Ltd., Sponsored ADR‡	2,797,929
1,545,400	ITC, Ltd.	8,811,766
165,100	Kotak Mahindra Bank, Ltd.	1,992,743
27,586	Nestle India, Ltd.	2,339,861
125,108	Power Finance Corp., Ltd.	420,326
25,147	Reliance Industries, Ltd., GDR 144A	716,187
54,365	Rural Electrification Corp., Ltd.	211,058

See accompanying Notes to the Financial Statements.	123

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	India — continued

4,147	State Bank of India, GDR	345,652
164,500	Sun Pharmaceutical Industries, Ltd.	2,481,877
115,639	Tata Consultancy Services, Ltd.	3,344,595
38,300	Tata Motors, Ltd., Sponsored ADR	934,903
41,000	Wipro, Ltd., ADR‡	414,100

	Total India	62,815,427

	Indonesia — 2.8%

1,980,000	Astra International Tbk PT	1,609,673
1,414,500	Bank Central Asia Tbk PT	1,659,408
371,000	Bank Rakyat Indonesia Persero Tbk PT	334,062
5,372,500	Bumi Resources Tbk PT	381,479
24,500	Indo Tambangraya Megah Tbk PT	89,504
2,002,500	Indofood Sukses Makmur Tbk PT	1,535,233
4,364,000	Kalbe Farma Tbk PT	556,868
2,782,000	Perusahaan Gas Negara Persero Tbk PT	1,703,412
946,501	Semen Gresik Persero Tbk PT	1,724,010
158,000	Tambang Batubara Bukit Asam Persero Tbk PT	234,134
14,400	Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	649,152
650,000	Telekomunikasi Indonesia Tbk PT	735,786
1,048,896	Unilever Indonesia Tbk PT	2,461,006
301,000	United Tractors Tbk PT	563,746

	Total Indonesia	14,237,473

	Malaysia — 4.3%

808,800	Alliance Financial Group Bhd	1,149,272
869,600	AMMB Holdings Bhd	1,836,649
45,400	British American Tobacco Malaysia Bhd	916,064
107,700	CIMB Group Holdings Bhd	266,076
411,400	DiGi.Com Bhd	616,469
350,600	Genting Bhd	1,136,775
1,805,800	Genting Malaysia Bhd	2,140,250
1,437,530	Malayan Banking Bhd	4,363,889
265,000	Parkson Holdings Bhd	402,228
157,700	Petronas Chemicals Group Bhd	328,489
93,700	Petronas Gas Bhd	574,939
545,200	Public Bank Bhd	2,859,373
106,200	Public Bank Bhd (Foreign Market)	559,038
9,900	Sime Darby Bhd	29,606
563,000	Tenaga Nasional Bhd	1,309,091
813,400	UMW Holdings Bhd	3,519,961

	Total Malaysia	22,008,169

	Mexico — 9.7%

725,700	Alfa SAB de CV Class A	1,772,618
85,800	America Movil SA de CV Series L, ADR	1,798,368
57,600	Arca Continental SAB de CV	431,796
19,340	Coca-Cola Femsa SAB de CV, Sponsored ADR‡	3,167,312

124	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Mexico — continued

541,355	Compartamos SAB de CV	995,477
55,673	Fomento Economico Mexicano SA de CV, Sponsored ADR	6,318,886
154,000	Grupo Bimbo SAB de CV Series A	491,112
130,134	Grupo Carso SAB de CV Series A-1	725,594
168,900	Grupo Financiero Banorte SAB de CV Series O	1,355,263
559,500	Grupo Financiero Inbursa SAB de CV Series O	1,625,564
352,568	Grupo Financiero Santander Mexico SAB de CV Class B, ADR*	5,440,124
1,053,969	Grupo Mexico SAB de CV Series B	4,248,625
184,500	Grupo Modelo SAB de CV Series C	1,672,576
133,748	Grupo Televisa SAB, Sponsored ADR	3,559,034
144,072	Industrias Penoles SAB de CV	6,775,470
573,500	Kimberly-Clark de Mexico SAB de CV	2,003,205
2,398,420	Wal-Mart de Mexico SAB de CV	7,833,305

	Total Mexico	50,214,329

	Peru — 0.4%

82,749	Cia de Minas Buenaventura SA, ADR	2,148,164

	Philippines — 1.0%

1,498,400	Aboitiz Equity Ventures, Inc.	2,024,915
447,970	Bank of the Philippine Islands	1,207,466
71,950	SM Investments Corp.	1,965,799

	Total Philippines	5,198,180

	Poland — 1.2%

26,982	Asseco Poland SA	348,428
10,848	Grupa Lotos SA*	136,415
159,017	PGE SA	818,443
164,120	Powszechna Kasa Oszczednosci Bank Polski SA	1,743,407
21,878	Powszechny Zaklad Ubezpieczen SA	2,717,555
157,683	Tauron Polska Energia SA	207,500

	Total Poland	5,971,748

	Russia — 2.6%

211,466	Gazprom OAO, Sponsored ADR	1,808,034
355,599	Gazprom OAO (OTC Exchange), Sponsored ADR	3,022,591
45,633	LUKOIL OAO, Sponsored ADR	2,943,329
20,439	Magnit OJSC, GDR	922,821
94,452	MMC Norilsk Nickel OJSC, ADR	1,595,294
111,987	Rosneft Oil Co., Reg S, GDR‡‡‡	854,461
10,603	Severstal OAO, Reg S, GDR‡‡‡	94,208
57,365	Surgutneftegas OJSC, Sponsored ADR	516,285
28,513	Tatneft, Sponsored ADR	1,128,545
11,393	TMK OAO, Reg S, GDR‡‡‡	136,032
12,110	Uralkali (Ordinary Shares), GDR	446,617

	Total Russia	13,468,217

See accompanying Notes to the Financial Statements.	125

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Singapore — 0.5%

181,000	DBS Group Holdings, Ltd.	2,334,354

	South Africa — 4.7%

72,609	ABSA Group, Ltd.	1,226,711
293,844	African Bank Investments, Ltd.	970,144
149,302	Aveng, Ltd.	525,151
1,348	Bidvest Group, Ltd.	35,610
13,489	Growthpoint Properties, Ltd.	39,624
12,552	Imperial Holdings, Ltd.	287,626
52,542	Kumba Iron Ore, Ltd.	2,817,508
49,079	Liberty Holdings, Ltd.	641,944
124,627	MMI Holdings, Ltd.	315,559
115,323	MTN Group, Ltd.	2,029,806
20,513	Naspers, Ltd.	1,280,826
12,072	Nedbank Group, Ltd.	250,705
41,132	Netcare, Ltd.	88,904
820,376	Redefine Properties, Ltd.	885,254
140,569	Remgro, Ltd.	2,806,186
131,898	Reunert, Ltd.	1,103,409
214,547	RMB Holdings, Ltd.	972,827
65,383	Salam, Ltd.	336,235
58,952	Sasol, Ltd.	2,617,433
129,521	Spar Group, Ltd. (The)	1,604,745
99,725	Standard Bank Group, Ltd.	1,286,883
36,267	Tiger Brands, Ltd.	1,162,195
64,985	Truworths International, Ltd.	638,697
77,595	Woolworths Holdings, Ltd.	597,116

	Total South Africa	24,521,098

	South Korea — 7.7%

13,254	Daelim Industrial Co., Ltd.	1,085,241
14,610	DGB Financial Group, Inc.	220,608
45,945	Dongbu Insurance Co., Ltd.	1,959,455
7,440	Hanwha Corp.	225,019
37,610	Hanwha Life Insurance Co., Ltd.	228,175
7,042	Hyosung Corp.	347,480
1,226	Hyundai Heavy Industries Co., Ltd.	235,812
10,330	Hyundai Hysco Co., Ltd.	317,068
77,450	Hyundai Marine & Fire Insurance Co., Ltd.	2,217,133
1,687	Hyundai Mobis	471,559
7,614	Hyundai Wia Corp.	1,129,166
56,170	Industrial Bank of Korea	643,688
131,090	Kangwon Land, Inc.	3,623,061
1,497	KCC Corp.	398,940
10,721	Kia Motors Corp.	540,579
9,040	Korea Exchange Bank	59,963
5,856	Korea Gas Corp.	367,382
3,253	Korea Zinc Co., Ltd.	1,036,481
34,060	KT Corp.	1,074,515

126	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	South Korea — continued

59,000	KT Corp., Sponsored ADR*	926,890
50,188	KT&G Corp.	3,405,711
2,381	LG Chem, Ltd.	567,108
6,314	LG Corp.	366,605
15,700	LG Display Co., Ltd., ADR* ‡	229,063
4,077	LG Household & Health Care, Ltd.	2,238,942
3,080	Mirae Asset Securities Co., Ltd.	113,915
1,131	Orion Corp. Republic of South Korea	1,105,993
15,361	S1 Corp. Korea	857,377
5,869	Samsung C&T Corp.	361,340
20,050	Samsung Card Co., Ltd.	686,594
8,856	Samsung Electronics Co., Ltd., GDR 144A	5,951,232
2,198	Samsung Engineering Co., Ltd.	252,871
4,307	Samsung Fire & Marine Insurance Co., Ltd.	841,967
51,180	Samsung Heavy Industries Co., Ltd.	1,612,313
4,346	SK Holdings Co., Ltd.	658,189
2,250	SK Innovation Co., Ltd.	328,622
15,600	SK Telecom Co., Ltd., ADR	278,772
15,591	SK Telecom Co., Ltd.	2,529,369
33,790	Woori Finance Holdings Co., Ltd.	379,629

	Total South Korea	39,873,827

	Taiwan — 7.8%

634,000	AU Optronics Corp.*	275,629
491,000	Catcher Technology Co., Ltd.	2,200,284
282,000	Cheng Shin Rubber Industry Co., Ltd.	801,605
122,000	Chicony Electronics Co., Ltd.	323,538
1,688,000	Chimei Innolux Corp.*	1,038,682
959,000	China Motor Corp.	886,760
225	China Petrochemical Development Corp.	122
1,807,000	Compal Electronics, Inc.	1,272,046
68,000	Delta Electronics, Inc.	284,257
496,000	Evergreen Marine Corp. Taiwan, Ltd.*	294,424
44,000	Far EasTone Telecommunications Co., Ltd.	99,617
950,000	Farglory Land Development Co., Ltd.	1,740,992
63,000	Feng Hsin Iron & Steel Co.	109,767
850	Foxconn Technology Co., Ltd.	2,342
317,997	Fubon Financial Holding Co., Ltd.	454,623
43,000	Giant Manufacturing Co., Ltd.	242,304
254,000	Highwealth Construction Corp.	529,193
579,700	Hon Hai Precision Industry Co., Ltd.	1,603,250
210,000	Kinsus Interconnect Technology Corp.	648,207
32,000	Largan Precision Co., Ltd.	834,713
945,575	Lite-On Technology Corp.	1,533,664
61,374	MediaTek, Inc.	697,840
283,000	Mega Financial Holding Co., Ltd.	228,558
242,000	Pou Chen Corp.	258,166
257,000	President Chain Store Corp.	1,409,514
918,000	Quanta Computer, Inc.	2,020,045

See accompanying Notes to the Financial Statements.	127

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Taiwan — continued

577,000	Radiant Opto-Electronics Corp.	2,276,933
222,220	Realtek Semiconductor Corp.	507,571
163,000	Richtek Technology Corp.	937,581
702,762	SinoPac Financial Holdings Co., Ltd.	333,725
212,000	Standard Foods Corp.	624,603
440	Taiwan Business Bank*	139
353,000	Taiwan Cement Corp.	434,425
1,805,000	Taiwan Semiconductor Manufacturing Co., Ltd.	6,036,285
151,500	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	2,604,285
1,358,000	Teco Electric and Machinery Co., Ltd.	1,078,589
773,000	Transcend Information, Inc.	2,502,346
104,000	Tripod Technology Corp.	230,937
398,800	TSRC Corp.	773,527
1,151,210	Uni-President Enterprises Corp.	2,182,881
445,000	Walsin Lihwa Corp.*	127,239

	Total Taiwan	40,441,208

	Thailand — 2.8%

62,200	Advanced Info Service PCL, NVDR	501,253
323,700	Bangkok Bank PCL	2,498,078
72,500	Bangkok Bank PCL, NVDR	549,599
388,500	Bank of Ayudhya PCL, NVDR	457,683
36,900	Banpu PCL	475,032
426,000	CP All PCL, NVDR	665,511
1,064,000	CP All PCL Class F	1,662,216
343,773	Kasikornbank PCL	2,453,425
133,500	Kasikornbank PCL Class N, NVDR	948,199
1,165,000	Krung Thai Bank PCL, NVDR	986,580
65,400	PTT PCL	723,565
303,400	Siam Commercial Bank PCL	1,838,945
59,600	Siam Commercial Bank PCL, NVDR	361,243
135,100	Thai Oil PCL Class N, NVDR	295,250

	Total Thailand	14,416,579

	Turkey — 1.5%

89,117	Arcelik AS	630,394
18,976	BIM Birlesik Magazalar AS	925,467
65,468	TAV Havalimanlari Holding AS*	421,499
32,407	Tupras Turkiye Petrol Rafinerileri AS	976,060
357,540	Turk Hava Yollari AS*	1,462,170
381,049	Turk Telekomunikasyon AS	1,688,871
93,685	Turkcell Iletisim Hizmetleri AS*	629,054
90,730	Turkiye Halk Bankasi AS	970,227

	Total Turkey	7,703,742

	United Kingdom — 5.7%

196,870	British American Tobacco Plc	10,636,982
751,009	HSBC Holdings Plc	7,933,211

128	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	United Kingdom — continued

172,308	SABMiller Plc	9,118,316
64,886	Standard Chartered Plc	1,678,394
12,927	Standard Chartered Plc	334,721

	Total United Kingdom	29,701,624

	United States — 0.0%

3,500	Southern Copper Corp.	131,495

	TOTAL COMMON STOCKS (COST $455,738,865)	479,865,974

	PREFERRED STOCKS — 1.9%

	Brazil — 1.9%

21,300	Aes Tiete SA, 13.61%	207,047
87,600	Banco do Estado do Rio Grande do Sul, 4.91%	761,153
66,000	Braskem SA, 4.28%	446,797
20,194	Cia Brasileira de Distribuicao Grupo Pao de Acucar, 0.69%	1,069,716
74,200	Cia de Bebidas das Americas, 2.95%	3,103,274
97,000	Cia Energetica de Minas Gerais, 23.13%	1,136,281
45,500	Cia Energetica de Sao Paulo, 7.68%	459,208
88,100	Cia Paranaense de Energia, 4.00%	1,351,419
42,800	Lojas Americanas SA, 0.60%	369,341
177,900	Usinas Siderurgicas de Minas Gerais SA, 0.68% Series A	954,635

	Total Brazil	9,858,871

	TOTAL PREFERRED STOCKS (COST $9,438,453)	9,858,871

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 6.2%

	Bank Deposit — 4.4%

22,971,172	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/13	22,971,172

	Securities Lending Collateral — 1.8%

9,271,211	State Street Navigator Securities Lending Prime Portfolio***	9,271,211

	TOTAL SHORT-TERM INVESTMENTS (COST $32,242,383)	32,242,383

	TOTAL INVESTMENTS — 100.9% (Cost $497,419,701)	521,967,228

	Other Assets and Liabilities (net) — (0.9)%	(4,882,699)

	NET ASSETS — 100.0%	$517,084,529

See accompanying Notes to the Financial Statements.	129

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Notes to Schedule of Investments:

ADR — American Depository Receipt

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

*	Non-income producing security

***	Represents an investment of securities lending cash collateral.

‡	All or a portion of this security is out on loan.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $6,667,419 which represents 1.3% of net assets.

130	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2013

A summary of outstanding financial instruments at March 31, 2013 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
06/19/13	BRL	Royal Bank of Scotland Plc	852,000	$418,763	$(9,353)
06/19/13	CLP	Royal Bank of Scotland Plc	774,885,000	1,624,550	14,388
06/19/13	HKD	Royal Bank of Scotland Plc	31,210,000	4,022,028	(3,290)
06/19/13	HUF	Royal Bank of Scotland Plc	2,020,450,000	8,448,730	(257,359)
06/19/13	IDR	Royal Bank of Scotland Plc	1,725,165,893	175,764	(814)
06/19/13	ILS	Royal Bank of Scotland Plc	13,320,000	3,655,083	53,551
06/19/13	INR	Royal Bank of Scotland Plc	451,005,000	8,167,076	106,668
06/19/13	KRW	Royal Bank of Scotland Plc	21,371,841,000	19,128,847	(409,510)
06/19/13	MXN	Royal Bank of Scotland Plc	225,823,000	18,168,266	418,342
06/19/13	MYR	Royal Bank of Scotland Plc	17,857,000	5,736,201	26,010
06/19/13	PEN	Royal Bank of Scotland Plc	249,000	95,945	(3)
06/19/13	PLN	Royal Bank of Scotland Plc	49,898,000	15,249,473	(295,079)
06/19/13	RUB	Royal Bank of Scotland Plc	68,301,000	2,169,053	(15,305)
06/19/13	SGD	Royal Bank of Scotland Plc	1,180,000	951,305	5,887
06/19/13	THB	Royal Bank of Scotland Plc	13,721,000	466,313	3,876
06/19/13	TRY	Royal Bank of Scotland Plc	6,830,000	3,735,459	(14,663)
06/19/13	TWD	Royal Bank of Scotland Plc	397,885,000	13,327,695	(115,580)
06/19/13	ZAR	Royal Bank of Scotland Plc	5,480,000	591,131	1,516

					$(490,718)

Sales
06/19/13	BRL	Royal Bank of Scotland Plc	27,762,000	$13,645,185	$219,474
06/19/13	CLP	Royal Bank of Scotland Plc	327,512,000	686,630	(1,100)
06/19/13	COP	Royal Bank of Scotland Plc	7,943,000,000	4,316,178	41,106
06/19/13	CZK	Royal Bank of Scotland Plc	34,190,000	1,705,120	56,252
06/19/13	HKD	Royal Bank of Scotland Plc	34,815,000	4,486,604	2,731
06/19/13	HUF	Royal Bank of Scotland Plc	670,000,000	2,801,677	656
06/19/13	IDR	Royal Bank of Scotland Plc	34,650,612,445	3,530,286	6,573
06/19/13	INR	Royal Bank of Scotland Plc	249,060,000	4,510,132	(30,479)
06/19/13	KRW	Royal Bank of Scotland Plc	10,439,260,000	9,343,650	1,529
06/19/13	MXN	Royal Bank of Scotland Plc	21,280,000	1,712,052	(20,926)
06/19/13	PEN	Royal Bank of Scotland Plc	30,000	11,560	(3)
06/19/13	PHP	Royal Bank of Scotland Plc	261,100,000	6,401,863	23,632
06/19/13	PLN	Royal Bank of Scotland Plc	1,057,000	323,033	5,259
06/19/13	RUB	Royal Bank of Scotland Plc	39,854,000	1,265,654	8,474
06/19/13	SGD	Royal Bank of Scotland Plc	27,936,000	22,521,742	(97,246)
06/19/13	THB	Royal Bank of Scotland Plc	30,700,000	1,043,351	(12,497)
06/19/13	TRY	Royal Bank of Scotland Plc	2,640,000	1,443,867	4,041
06/19/13	TWD	Royal Bank of Scotland Plc	166,812,000	5,587,593	47,948
06/19/13	ZAR	Royal Bank of Scotland Plc	31,425,000	3,389,836	3,720

					$259,144

See accompanying Notes to the Financial Statements.	131

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2013

Currency Abbreviations

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nouveau Sol
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	New Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
200	FTSE/JSE Top 40 Index	June 2013	$7,741,935	$(115,828)
91	HSCEI Index	April 2013	6,380,134	(55,273)
36	KLSE Composite Index	April 2013	965,832	13,170
47	MSCI Singapore Index	April 2013	2,824,698	34,121
138	MSCI Taiwan Index	April 2013	3,924,720	45,220
11	SET50 Index	June 2013	384,258	14,860
222	TurkDEX-ISE 30 Index	April 2013	1,292,495	53,278

				$(10,452)

Sales
45	KOSPI 200 Index	June 2013	$5,357,047	$(36,206)
18	Mexico Bolsa Index	June 2013	644,237	(6,439)
703	SGX CNX Nifty Index	April 2013	8,042,320	27,872

				$(14,773)

Synthetic Futures

Number of Contracts	Reference Entity	Expiration Date	Counterparty	Notional Value	Value
15	Brazil Bovespa Stock Index	04/17/2013	Goldman Sachs	$423,872	$13
3	Russian Trading System Index	06/17/2013	Goldman Sachs	495,296	(5,451)
3,970	Warsaw WIG 20 Index	06/21/2013	Goldman Sachs	3,099,685	(150,979)

					$(156,417)

132	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2013

Industry Sector Summary (Unaudited)	% of Net Assets
Banks	19.8
Oil & Gas	7.0
Beverages	6.3
Agriculture	5.2
Telecommunications	4.6
Retail	4.2
Semiconductors	4.1
Mining	3.8
Diversified Financial Services	3.7
Food	3.5
Electric	3.1
Computers	2.3
Insurance	2.2
Commercial Services	1.8
Household Products & Wares	1.7
Holding Companies — Diversified	1.5
Lodging	1.5
Auto Manufacturers	1.4
Chemicals	1.4
Pharmaceuticals	1.4
Real Estate	1.3
Electronics	0.9
Iron & Steel	0.9
Media	0.9
Building Materials	0.8
Coal	0.7
Engineering & Construction	0.7
Entertainment	0.7
Cosmetics & Personal Care	0.6
Forest Products & Paper	0.6
Gas	0.6
Leisure Time	0.6
Metal Fabricate & Hardware	0.6
Software	0.6
Auto Parts & Equipment	0.5
Airlines	0.3
Internet	0.3
REITS	0.3
Shipbuilding	0.3
Electrical Components & Equipment	0.2
Home Furnishings	0.2
Machinery — Diversified	0.2
Miscellaneous — Manufacturing	0.2
Office & Business Equipment	0.2
Water	0.2
Apparel	0.1
Distribution & Wholesale	0.1
Health Care — Services	0.1
Home Builders	0.1
Machinery — Construction & Mining	0.1
Oil & Gas Services	0.1

See accompanying Notes to the Financial Statements.	133

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2013

Industry Sector Summary (Unaudited)	% of Net Assets
Pipelines	0.1
Transportation	0.1
Short-Term Investments and Other Assets and Liabilities (net)	5.3

100.0%

134	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	COMMON STOCKS — 89.6%

	Australia — 1.2%

11,983	Brickworks, Ltd.	162,783
12,632	CSL, Ltd.	780,029
4,624	Energy Developments, Ltd.*	15,089
45,636	Newcrest Mining, Ltd.	953,935
4,839	Tabcorp Holdings, Ltd.	16,295
166,403	Telstra Corp., Ltd.	782,410
23,615	Woolworths, Ltd.	831,903

	Total Australia	3,542,444

	Austria — 0.2%

182	Agrana Beteiligungs AG	24,656
6,786	EVN AG	98,467
13,600	OMV AG	579,360

	Total Austria	702,483

	Belgium — 0.6%

13,182	Belgacom SA	328,299
2,428	Elia System Operator SA	104,134
19,300	Groupe Bruxelles Lambert SA	1,478,313
47	Lotus Bakeries	40,913

	Total Belgium	1,951,659

	Bermuda — 0.2%

9,000	Guoco Group, Ltd.	110,085
27,000	GuocoLeisure, Ltd.	19,152
7,200	Jardine Matheson Holdings, Ltd.	468,720
13,600	Transport International Holdings, Ltd.	30,484
10,000	Wing On Co. International, Ltd.	32,592

	Total Bermuda	661,033

	Canada — 3.9%

4,700	Agnico-Eagle Mines, Ltd.	192,774
11,700	Bank of Montreal	736,353
19,316	BCE, Inc.	901,864
34,007	Bell Aliant, Inc.	901,765
15,000	Canadian Natural Resources, Ltd.	480,880
4,700	Capital Power Corp.	98,076
14,900	Cenovus Energy, Inc.	461,751
29,990	CML HealthCare, Inc.	214,309
3,200	Constellation Software, Inc.	394,067
24,700	Fortis, Inc.	830,262
8,900	George Weston, Ltd.	661,663
25,476	Goldcorp, Inc.	856,758
10,500	Jean Coutu Group PJC, Inc. (The) Class A	163,606
26,000	Manitoba Telecom Services, Inc.	844,530
10,500	Metro, Inc.	657,833
400	Morguard Corp.	46,731

See accompanying Notes to the Financial Statements.	135

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Canada — continued

11,219	Parkland Fuel Corp.	188,833
47,587	Penn West Petroleum, Ltd.	512,036
15,951	Potash Corp. of Saskatchewan, Inc.	626,077
17,800	Rogers Communications, Inc. Class B	909,141
14,439	Rogers Sugar, Inc.	88,969
11,400	Saputo, Inc.	578,780
2,800	Shaw Communications, Inc. Class B	69,342
3,900	TELUS Corp.	269,328

	Total Canada	11,685,728

	Denmark — 1.1%

15,846	Coloplast AS Class B	854,055
32,095	GN Store Nord AS	572,187
4,442	Novo Nordisk AS Class B	723,054
180	Ringkjoebing Landbobank AS	26,850
3,075	Royal UNIBREW AS	273,310
1,587	Schouw & Co.	54,672
227	SimCorp AS	60,997
112,034	TDC AS	862,424

	Total Denmark	3,427,549

	France — 3.4%

436	Boiron SA	22,635
1,593	Bongrain SA	104,835
28,473	Bouygues SA	773,655
26,600	Carrefour SA	729,424
67,642	Danone SA	4,714,709
3,400	Legrand SA	148,529
5,300	Neopost SA	318,066
13,100	Sanofi-Aventis	1,333,456
8,700	Sodexo	812,180
321	Stef	16,488
20,665	Total SA	991,249
2,600	Wendel SA	275,640

	Total France	10,240,866

	Germany — 1.6%

12,975	Adidas AG	1,348,556
11,300	DaimlerChrysler AG	615,891
1,050	Fielmann AG	97,078
2,100	Fraport AG Frankfurt Airport Services Worldwide	117,909
31,199	Freenet AG	759,387
18,803	HeidelbergCement AG	1,353,564
3,016	Merck KGaA	455,834

	Total Germany	4,748,219

	Hong Kong — 0.5%

6,500	Aeon Stores Hong Kong Co., Ltd.	16,244

136	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Hong Kong — continued

100,500	CLP Holdings, Ltd.	880,370
58,000	Hongkong Electric Holdings	546,553
33,000	Miramar Hotel & Investment Co., Ltd.	47,868

	Total Hong Kong	1,491,035

	Ireland — 0.4%

26,522	CRH Plc	584,755
14,100	Willis Group Holdings Plc	556,809

	Total Ireland	1,141,564

	Israel — 0.5%

26,300	Israel Chemicals, Ltd.	340,125
11,101	Osem Investments, Ltd.	212,291
22,055	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	875,143

	Total Israel	1,427,559

	Italy — 0.1%

28,600	Italcementi Spa	166,512

	Japan — 9.4%

26,500	Aeon Co., Ltd.	342,736
21,700	Astellas Pharma, Inc.	1,167,858
11,700	Coca-Cola Central Co., Ltd.	154,308
6,600	Doutor Nichires Holdings Co., Ltd.	96,803
12,600	Dydo Drinco, Inc.	601,723
45,900	Fancl Corp.	505,769
7,900	Fanuc, Ltd.	1,209,115
14,300	Fuji Oil Co., Ltd.	220,842
2,600	Fukuda Denshi Co., Ltd.	96,788
4,900	Hirose Electric Co., Ltd.	644,682
26,800	House Foods Corp.	465,765
41,000	Hoya Corp.	770,113
3,900	Inageya Co., Ltd.	41,729
27,700	Ito En, Ltd.	668,783
3,000	Kaken Pharmaceutical Co., Ltd.	54,467
17,800	Kao Corp.	575,537
26,600	KDDI Corp.	1,110,455
1,000	Kentucky Fried Chicken, Ltd.	22,527
32,600	Kewpie Corp.	465,318
5,200	Keyence Corp.	1,592,853
3,600	Kissei Pharmaceutical Co., Ltd.	76,235
26,800	Kose Corp.	623,395
9,400	KYORIN Holdings, Inc.	228,151
164,000	Lion Corp.	914,018
27,900	Matsumotokiyoshi Holdings Co., Ltd.	799,135
4,100	McDonald’s Holdings Co., Ltd.	110,502
22,500	Medipal Holdings Corp.	315,172
15,300	Megmilk Snow Brand Co., Ltd.	242,470

See accompanying Notes to the Financial Statements.	137

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Japan — continued

15,900	MISUMI Group, Inc.	438,679
36,700	Mitsubishi Estate Co., Ltd.	1,034,798
15,000	Morinaga & Co., Ltd.	33,025
16,000	Morinaga Milk Industry Co., Ltd.	49,351
42,800	MS&AD Insurance Group Holdings	948,228
39,000	Nichirei Corp.	233,121
19,500	Nippon Telegraph & Telephone Corp.	850,351
29,000	Nisshin Oillio Group, Ltd. (The)	106,414
17,900	Nissin Foods Holdings Co., Ltd.	821,511
42,500	NKSJ Holdings, Inc.	890,050
5,300	Noevir Holdings Co., Ltd.	90,532
19,900	Nomura Research Institute, Ltd.	513,903
374	NTT DoCoMo, Inc.	555,312
5,600	Ohsho Food Service Corp.	173,325
1,100	Okinawa Cellular Telephone Co.	26,324
8,600	Ono Pharmaceutical Co., Ltd.	531,440
24,700	Otsuka Holdings Co., Ltd.	857,748
1,000	Riken Vitamin Co., Ltd.	24,676
1,900	Royal Holdings Co., Ltd.	27,686
1,300	San-A Co., Ltd.	59,317
34,000	Secom Co., Ltd.	1,752,074
15,400	Shimachu Co., Ltd.	370,177
13,700	Shimano, Inc.	1,119,081
3,500	Shin-Etsu Chemical Co., Ltd.	231,174
5,000	Showa Sangyo Co., Ltd.	17,230
8,000	SMC Corp.	1,546,905
10,000	Takeda Pharmaceutical Co., Ltd.	546,692
3,300	Torii Pharmaceutical Co., Ltd.	82,377
16,000	Yamazaki Baking Co., Ltd.	211,019
24	Yoshinoya Holdings Co., Ltd.	28,258

	Total Japan	28,288,027

	Malaysia — 0.1%

241,500	Genting Malaysia Bhd	286,228

	Mexico — 0.5%

42,400	Grupo Televisa SAB, Sponsored ADR	1,128,264
9,200	Industrias Penoles SAB de CV	432,661

	Total Mexico	1,560,925

	Netherlands — 0.7%

26,803	TNT Express NV	196,800
48,834	Unilever NV, ADR	2,003,825

	Total Netherlands	2,200,625

	New Zealand — 0.3%

171,304	Air New Zealand, Ltd.	220,353
20,885	Auckland International Airport, Ltd.	51,542
32,817	Chorus, Ltd.	77,277

138	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	New Zealand — continued

154,268	Infratil, Ltd.	311,557
26,860	Sky Network Television, Ltd.	119,296
2,733	TrustPower, Ltd.	17,635

	Total New Zealand	797,660

	Norway — 0.3%

20,308	Orkla ASA	162,603
32,559	Telenor ASA	712,865

	Total Norway	875,468

	Portugal — 0.1%

40,119	Portucel SA	138,271
32,441	REN - Redes Energeticas Nacionais SGPS SA	93,729
87,499	Sonaecom SGPS SA	189,098

	Total Portugal	421,098

	Russia — 0.0%

695	IBS Group Holding, Ltd., Reg S, GDR‡‡‡	15,530

	Singapore — 0.6%

29,000	Bukit Sembawang Estates, Ltd.	165,968
5,000	Great Eastern Holdings, Ltd.	72,505
15,000	Hong Leong Finance, Ltd.	33,613
44,000	Singapore Press Holdings, Ltd.	158,891
193,000	Singapore Telecommunications, Ltd.	558,496
197,000	StarHub, Ltd.	690,754

	Total Singapore	1,680,227

	South Africa — 0.2%

59,800	Gold Fields, Ltd., Sponsored ADR	463,450
20,700	Harmony Gold Mining Co., Ltd., Sponsored ADR	132,687
11,875	Sibanye Gold, Ltd., Sponsored ADR*	67,094

	Total South Africa	663,231

	South Korea — 0.3%

9,862	KT&G Corp.	669,226
118	Lotte Confectionery Co., Ltd.	186,874

	Total South Korea	856,100

	Spain — 0.2%

10,500	Red Electrica Corp. SA	529,209

	Sweden — 0.6%

1,826	Axfood AB	74,422
24,600	Investor AB Class B	712,046
31,391	Svenska Cellulosa AB Class B	811,087
16,679	TeliaSonera AB	119,359

	Total Sweden	1,716,914

See accompanying Notes to the Financial Statements.	139

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	Switzerland — 5.7%

4,761	Allreal Holding AG	693,825
427	Bank Coop AG	24,327
396	Banque Cantonale de Geneve	99,319
5,753	Basler Kantonalbank	573,508
1,633	Berner Kantonalbank AG	441,468
227	Emmi AG	64,244
208	Graubuendner Kantonalbank	252,161
1,384	Intershop Holdings	491,075
1,300	Kuehne + Nagel International AG	142,088
3,232	Mobimo Holding AG	726,982
81,241	Nestle SA	5,889,640
83,780	Novartis AG	5,967,539
1,488	PSP Swiss Property AG	135,923
3,612	Roche Holding AG	842,972
1,882	Swisscom AG	872,881
43	Walliser Kantonalbank	39,052

	Total Switzerland	17,257,004

	Thailand — 0.1%

58,100	Bangkok Bank PCL, NVDR	440,437

	United Kingdom — 6.0%

9,200	Anglo American Plc	236,368
31,075	Associated British Foods Plc	897,003
19,131	AstraZeneca Plc	958,488
16,127	British American Tobacco Plc	863,694
23,517	Cranswick Plc	352,095
27,786	Dairy Crest Group Plc	180,833
15,200	Fresnillo Plc	312,971
42,467	GlaxoSmithKline Plc	992,087
29,655	Greggs Plc	214,701
15,944	Imperial Tobacco Group Plc	556,592
159,611	J Sainsbury Plc	917,338
4,103	N Brown Group Plc	25,419
3,030	National Grid Plc	35,197
4,295	Next Plc	284,739
12,160	Reckitt Benckiser Group Plc	871,149
55,555	Smith & Nephew Plc	641,117
16,548	SSE Plc	372,889
47,968	Tate & Lyle Plc	619,115
1,057,802	Tesco Plc	6,128,533
18,372	The Berkeley Group Holdings Unit Plc	569,377
203,988	Vodafone Group Plc	577,986
2,353	Vodafone Group Plc, Sponsored ADR	66,849
346,083	WM Morrison Supermarkets Plc	1,451,459

	Total United Kingdom	18,125,999

	United States — 50.8%

12,300	3M Co.	1,307,613

140	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	United States — continued

10,825	Abbott Laboratories	382,339
474	Alleghany Corp.*	187,666
2,789	Allete, Inc.	136,717
9,000	Alliant Techsystems, Inc.	651,870
21,898	Altria Group, Inc.	753,072
12,092	Amdocs, Ltd.	438,335
8,676	Ameren Corp.	303,833
18,199	American Electric Power Co., Inc.	885,017
90,175	American Express Co.	6,083,205
5,811	Amgen, Inc.	595,686
4,000	Apache Corp.	308,640
13,214	AT&T, Inc.	484,822
6,900	Automatic Data Processing, Inc.	448,638
194,392	Bank of New York Mellon Corp. (The)	5,441,032
25,800	BB&T Corp.	809,862
8	Berkshire Hathaway, Inc. Class A*	1,250,240
1,742	Cal-Maine Foods, Inc.	74,140
16,076	Campbell Soup Co.	729,207
73,470	Capitol Federal Financial, Inc.	886,783
14,565	CenturyLink, Inc.	511,668
11,239	Church & Dwight Co., Inc.	726,377
16,600	Cincinnati Financial Corp.	783,354
26,900	Cintas Corp.	1,187,097
81,296	Cisco Systems, Inc.	1,699,899
10,253	Clorox Co. (The)	907,698
33,412	Coca-Cola Co. (The)	1,351,181
25,618	Colgate-Palmolive Co.	3,023,693
45,600	Comcast Corp. Class A	1,806,672
20,587	ConAgra Foods, Inc.	737,220
17,600	ConocoPhillips	1,057,760
11,670	Consolidated Edison, Inc.	712,220
5,135	Costco Wholesale Corp.	544,875
1,478	CVS Caremark Corp.	81,275
13,504	Devon Energy Corp.	761,896
8,348	DTE Energy Co.	570,502
102,098	eBay, Inc.*	5,535,754
16,008	Edison International	805,523
12,446	El Paso Electric Co.	418,808
28,894	Empire District Electric Co. (The)	647,226
21,545	Entergy Corp.	1,362,506
27,800	FirstEnergy Corp.	1,173,160
18,717	General Mills, Inc.	922,935
8,839	Google, Inc. Class A*	7,018,431
23,067	Great Plains Energy, Inc.	534,924
13,993	H&R Block, Inc.	411,674
4,441	Hawaiian Electric Industries, Inc.	123,060
1,900	Helmerich & Payne, Inc.	115,330
20,828	Hormel Foods Corp.	860,613
62,132	Intel Corp.	1,357,584

See accompanying Notes to the Financial Statements.	141

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	United States — continued

2,374	j2 Global, Inc.	93,085
12,920	Jack Henry & Associates, Inc.	597,033
8,435	JM Smucker Co. (The)	836,415
58,698	Johnson & Johnson	4,785,648
13,450	Kellogg Co.	866,583
9,228	Kimberly-Clark Corp.	904,159
26,164	Kroger Co. (The)	867,075
23,600	Linear Technology Corp.	905,532
8,300	Lockheed Martin Corp.	801,116
19,613	Lorillard, Inc.	791,385
147,525	Lowe’s Cos., Inc.	5,594,148
1,615	Magellan Health Services, Inc.*	76,826
5,000	Martin Marietta Materials, Inc.	510,100
6,439	Mastercard, Inc. Class A	3,484,336
47,687	McDonald’s Corp.	4,753,917
2,933	McKesson Corp.	316,647
264,929	Microsoft Corp.	7,579,619
127,059	Mondelez International, Inc. Class A	3,889,276
5,471	NetApp, Inc.*	186,889
6,800	Newmont Mining Corp.	284,852
11,200	Northrop Grumman Corp.	785,680
37,653	NV Energy, Inc.	754,190
18,000	Omnicom Group, Inc.	1,060,200
38,045	Oracle Corp.	1,230,375
14,286	Otter Tail Corp.	444,866
14,732	Pepco Holdings, Inc.	315,265
11,504	PepsiCo, Inc.	910,081
7,817	Philip Morris International, Inc.	724,714
5,707	Piedmont Office Realty Trust, Inc. REIT	111,800
15,183	Pinnacle West Capital Corp.	878,944
17,100	Plum Creek Timber Co., Inc. REIT	892,620
23,321	PNM Resources, Inc.	543,146
28,849	Portland General Electric Co.	874,990
25,760	PPL Corp.	806,546
11,200	Procter & Gamble Co. (The)	863,072
7,500	Rayonier, Inc. REIT	447,525
31,225	Retail Opportunity Investments Corp. REIT	437,462
1,718	Reynolds American, Inc.	76,434
3,414	San Juan Basin Royalty Trust	51,654
16,300	Scotts Miracle-Gro Co. (The) Class A	704,812
17,837	Southern Co. (The)	836,912
58,356	State Street Corp.	3,448,256
49,900	Sysco Corp.	1,754,983
73,027	Target Corp.	4,998,698
10,334	Texas Instruments, Inc.	366,650
15,428	UNS Energy Corp.	755,046
128,172	US Bancorp	4,348,876
30,288	Vector Group, Ltd.	488,243
17,142	Vectren Corp.	607,170

142	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Shares	Description	Value ($)

	United States — continued

16,268	Verizon Communications, Inc.	799,572
23,316	Visa, Inc. Class A	3,959,989
10,500	Vulcan Materials Co.	542,850
64,256	Wal-Mart Stores, Inc.	4,808,276
12,500	WellPoint, Inc.	827,875
128,249	Wells Fargo & Co.	4,743,930
10,492	Westar Energy, Inc.	348,125
28,412	Weyerhaeuser Co. REIT	891,569
13,523	Wisconsin Energy Corp.	580,001
14,600	WR Berkley Corp.	647,802
29,874	Xcel Energy, Inc.	887,258
74,537	Yum! Brands, Inc.	5,362,192

	Total United States	152,952,922

	TOTAL COMMON STOCKS (COST $245,491,219)	269,854,255

	INVESTMENT COMPANY — 1.5%

	United States — 1.5%

30,100	SPDR Gold Shares*	4,648,945

	TOTAL INVESTMENT COMPANY (COST $4,976,402)	4,648,945

	PREFERRED STOCKS — 0.3%

	Germany — 0.2%

6,012	Henkel AG & Co. KGaA, 1.09%	579,695

	Japan — 0.1%

103	Shinkin Central Bank, 3.94%	182,402

	Sweden — 0.0%

9,114	Sagax AB, 6.90%	40,650

	United States — 0.0%

5,297	Wachovia Preferred Funding Corp. REIT, 7.25%	145,085

	TOTAL PREFERRED STOCKS (COST $848,633)	947,832

	WARRANTS — 0.1%

	United States — 0.1%

18,500	JPMorgan Chase & Co., Strike Price $0.00, Expires 10/28/18*	263,625

	TOTAL WARRANTS (COST $237,942)	263,625

See accompanying Notes to the Financial Statements.	143

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 8.3%

		Bank Deposit — 8.3%

25,016,810		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/13	25,016,810

		TOTAL SHORT-TERM INVESTMENTS (COST $25,016,810)	25,016,810

		TOTAL INVESTMENTS — 99.8% (Cost $276,571,006)	300,731,467

		Other Assets and Liabilities (net) — 0.2%	498,671

		NET ASSETS — 100.0%	$301,230,138

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		GDR — Global Depository Receipt

		NVDR — Non-Voting Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

144	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2013

A summary of outstanding financial instruments at March 31, 2013 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
07/17/13	JPY	JPMorgan Chase Bank	59,920,000	$637,817	$(21,583)

Sales
09/18/13	EUR	Goldman Sachs Capital Markets	299,000	$384,458	$6,530
06/19/13	EUR	HSBC Bank USA	433,000	556,322	5,931
07/17/13	EUR	JPMorgan Chase Bank	341,000	438,221	7,538
08/21/13	EUR	Mellon Bank, N.A.	528,000	678,743	26,987
05/15/13	EUR	Mellon Bank, N.A.	365,000	468,832	(1,525)
04/17/13	EUR	UBS AG	397,000	509,836	363
09/18/13	JPY	Goldman Sachs Capital Markets	151,969,000	1,618,601	(31,540)
06/19/13	JPY	HSBC Bank USA	123,962,000	1,319,187	169,471
07/17/13	JPY	JPMorgan Chase Bank	66,635,000	709,295	50,602
08/21/13	JPY	Mellon Bank, N.A.	126,606,000	1,348,103	8,729
05/15/13	JPY	Mellon Bank, N.A.	103,049,000	1,096,353	187,560
04/17/13	JPY	UBS AG	90,785,000	965,693	162,792

					$593,438

Currency Abbreviations

EUR	Euro
JPY	Japanese Yen

See accompanying Notes to the Financial Statements.	145

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2013

Industry Sector Summary (Unaudited)	% of Net Assets
Food	14.0
Retail	9.6
Banks	7.0
Electric	6.5
Telecommunications	6.1
Pharmaceuticals	5.4
Internet	4.1
Commercial Services	3.6
Software	3.3
Cosmetics & Personal Care	2.2
Diversified Financial Services	2.1
Health Care — Products	2.1
Oil & Gas	1.9
Insurance	1.8
Agriculture	1.6
Commodity Fund	1.5
Household Products & Wares	1.5
Mining	1.5
Electronics	1.4
Beverages	1.3
Media	1.2
Building Materials	1.1
Real Estate	1.0
Semiconductors	0.9
Aerospace & Defense	0.8
Holding Companies — Diversified	0.8
Forest Products & Paper	0.6
Hand & Machine Tools	0.5
REITS	0.5
Advertising	0.4
Apparel	0.4
Biotechnology	0.4
Chemicals	0.4
Health Care — Services	0.4
Leisure Time	0.4
Miscellaneous — Manufacturing	0.4
Textiles	0.4
Computers	0.3
Engineering & Construction	0.3
Savings & Loans	0.3
Auto Manufacturers	0.2
Gas	0.2
Home Builders	0.2
Investment Companies	0.2
Transportation	0.2
Airlines	0.1
Electrical Components & Equipment	0.1
Lodging	0.1
Metal Fabricate & Hardware	0.1
Office & Business Equipment	0.1

146	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2013

Industry Sector Summary (Unaudited)	% of Net Assets
Energy — Alternate Sources	0.0
Entertainment	0.0
Short-Term Investments and Other Assets and Liabilities (net)	8.5

100.0%

See accompanying Notes to the Financial Statements.	147

Mercer US Short Maturity Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2013

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 99.2%

	Asset Backed Securities — 9.8%

200,000	Ally Auto Receivables Trust, Series 2010-2, Class A4, 2.09%, due 05/15/15	201,956
65,000	Ally Auto Receivables Trust, Series 2010-3, Class A4, 1.55%, due 08/17/15	65,571
200,000	Ally Auto Receivables Trust, Series 2011-1, Class A4, 2.23%, due 03/15/16	203,684
16,000	AmeriCredit Automobile Receivables Trust, Series 2013-1, Class A3, 0.61%, due 10/10/17	16,010
88,558	Bank of America Auto Trust, Series 2010-2, Class A4, 1.94%, due 06/15/17	89,141
92,000	Capital Auto Receivables Asset Trust, Series 2013-1, Class A2, 0.62%, due 07/20/16	92,072
100,000	Capital One Multi-Asset Execution Trust, Series 2007-A7, Class A7, 5.75%, due 07/15/20	120,199
200,000	Capital One Multi-Asset Execution Trust, Series 2008-A3, Class A3, 5.05%, due 02/15/16	200,449
150,000	CarMax Auto Owner Trust, Series 2012-2, Class A4, 1.16%, due 12/15/17	151,994
100,000	CarMax Auto Owner Trust, Series 2012-3, Class A3, 0.52%, due 07/17/17	100,042
37,512	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-2, Class 1A6, 4.36%, due 08/25/14	37,512
110,240	CNH Equipment Trust, Series 2010-A, Class A4, 2.49%, due 01/15/16	111,156
51,473	CNH Equipment Trust, Series 2011-A, Class A3, 1.20%, due 05/16/16	51,708
22,000	CNH Equipment Trust, Series 2012-B, Class A3, 0.86%, due 09/15/17	22,110
85,000	Fifth Third Auto Trust, Series 2013-A, Class A3, 0.61%, due 09/15/17	85,030
75,912	Ford Credit Auto Owner Trust, Series 2009-E, Class A4, 2.42%, due 11/15/14	76,468
68,131	Ford Credit Auto Owner Trust, Series 2011-A, Class A3, 0.97%, due 01/15/15	68,245
100,000	Ford Credit Auto Owner Trust, Series 2012-A, Class A3, 0.84%, due 08/15/16	100,418
150,000	Ford Credit Auto Owner Trust, Series 2012-A, Class A4, 1.15%, due 06/15/17	151,938
100,000	Ford Credit Auto Owner Trust, Series 2012-B, Class A3, 0.72%, due 12/15/16†	100,321
200,000	Ford Credit Auto Owner Trust, Series 2012-C, Class A4, 0.79%, due 11/15/17	200,741
400,000	GE Capital Credit Card Master Note Trust, Series 2009-4, Class A, 3.80%, due 11/15/17	421,252
119,000	GE Equipment Transportation LLC, Series 2012-2, Class A3, 0.62%, due 07/25/16	119,095
7,786	Honda Auto Receivables Owner Trust, Series 2010-2, Class A3, 1.34%, due 03/18/14	7,795
34,000	Honda Auto Receivables Owner Trust, Series 2012-2, Class A3, 0.70%, due 02/16/16	34,121
100,000	Huntington Auto Trust, Series 2012-1, Class A3, 0.81%, due 09/15/16	100,396
108,000	Huntington Auto Trust, Series 2012-2, Class A3, 0.51%, due 04/17/17	108,023
30,000	Hyundai Auto Receivables Trust, Series 2010-A, Class A4, 2.45%, due 12/15/16	30,599
8,405	Hyundai Auto Receivables Trust, Series 2010-B, Class A3, 0.97%, due 04/15/15	8,425
65,000	Hyundai Auto Receivables Trust, Series 2010-B, Class A4, 1.63%, due 03/15/17	66,083
15,597	John Deere Owner Trust, Series 2011-A, Class A3, 1.29%, due 01/15/16	15,666
83,000	John Deere Owner Trust, Series 2012-B, Class A3, 0.53%, due 07/15/16	83,001
22,138	Mercedes-Benz Auto Receivables Trust, Series 2010-1, Class A3, 1.42%, due 08/15/14	22,184
104,000	Mercedes-Benz Auto Receivables Trust, Series 2012-1, Class A3, 0.47%, due 10/17/16	103,954
100,000	Nissan Auto Receivables Owner Trust, Series 2012-A, Class A3, 0.73%, due 05/16/16	100,419
200,000	Nissan Auto Receivables Owner Trust, Series 2013-A, Class A3, 0.50%, due 05/15/17	199,974
153,781	Santander Drive Auto Receivables Trust, Series 2010-A, Class A3, 1.83%, due 11/17/14 144A	154,587
7,000	Santander Drive Auto Receivables Trust, Series 2012-3, Class A3, 1.08%, due 04/15/16	7,028
216,000	Santander Drive Auto Receivables Trust, Series 2012-5, Class A3, 0.83%, due 12/15/16	216,643
78,746	Securitized Asset Backed NIM Trust, Series 2005-FR4, Class NIM, 6.00%, due 01/25/36¤ 144A	1
88,340	USAA Auto Owner Trust, Series 2009-2, Class A4, 2.53%, due 07/15/15	88,429
53,000	USAA Auto Owner Trust, Series 2012-1, Class A3, 0.43%, due 08/15/16	52,897
109,000	Volkswagen Auto Loan Enhanced Trust, Series 2012-2, Class A3, 0.46%, due 01/20/17	108,920

148	See accompanying Notes to the Financial Statements.

Mercer US Short Maturity Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued

168,275	World Omni Auto Receivables Trust, Series 2010-A, Class A4, 2.21%, due 05/15/15	169,579
150,000	World Omni Auto Receivables Trust, Series 2012-A, Class A4, 0.85%, due 08/15/18	150,800

		4,616,636

	Corporate Debt — 21.8%

15,000	AbbVie, Inc., 1.20%, due 11/06/15 144A	15,126
15,000	ACE INA Holdings, Inc., 2.60%, due 11/23/15	15,735
20,000	ACE INA Holdings, Inc., 5.88%, due 06/15/14	21,259
20,000	ADT Corp. (The), 2.25%, due 07/15/17 144A	20,097
15,000	Aetna, Inc., 6.00%, due 06/15/16	17,290
20,000	Aflac, Inc., 2.65%, due 02/15/17	21,046
15,000	Aflac, Inc., 3.45%, due 08/15/15	15,948
45,000	Alabama Power Co., Series 2, 5.80%, due 11/15/13	46,450
80,000	Allstate Life Global Funding Trusts, 5.38%, due 04/30/13	80,323
25,000	America Movil SAB de CV, Guaranteed Senior Note, 5.63%, due 11/15/17	29,305
35,000	American Express Co., 7.25%, due 05/20/14	37,576
25,000	American Express Credit Corp., 5.13%, due 08/25/14	26,568
105,000	American Express Credit Corp., 7.30%, due 08/20/13	107,698
20,000	American International Group, Inc., 4.25%, due 09/15/14	20,964
20,000	American International Group, Inc., 5.60%, due 10/18/16	22,746
60,000	AON Corp., 3.50%, due 09/30/15	63,498
20,000	Apache Corp., 5.63%, due 01/15/17	23,207
20,000	Arizona Public Service Co., 6.25%, due 08/01/16	23,407
10,000	Arrow Electronics, Inc., 3.38%, due 11/01/15	10,390
55,000	Atmos Energy Corp., 4.95%, due 10/15/14	58,418
15,000	BAE Systems Holdings, Inc., 4.95%, due 06/01/14 144A	15,643
10,000	BAE Systems Holdings, Inc., 5.20%, due 08/15/15 144A	10,864
20,000	Bank of America Corp., 1.25%, due 01/11/16	19,930
20,000	Bank of America Corp., 3.63%, due 03/17/16	21,231
20,000	Bank of America Corp., 4.75%, due 08/01/15	21,543
20,000	Bank of America Corp., 6.50%, due 08/01/16	23,051
30,000	Bank of America Corp., Senior Note, 5.75%, due 12/01/17	34,736
35,000	Bank of New York Mellon Corp. (The), 0.70%, due 10/23/15	35,068
25,000	Bank of New York Mellon Corp. (The), 4.30%, due 05/15/14	26,088
80,000	Bank of New York Mellon Corp. (The), 5.13%, due 08/27/13	81,529
25,000	Bank of Nova Scotia, 0.75%, due 10/09/15	25,006
40,000	Bank of Nova Scotia, 2.55%, due 01/12/17	41,941
20,000	Bank of Nova Scotia, 3.40%, due 01/22/15	20,984
25,000	Barrick Gold Corp., 2.90%, due 05/30/16	26,306
40,000	BB&T Corp., 3.20%, due 03/15/16	42,566
100,000	BB&T Corp., 5.70%, due 04/30/14	105,589
15,000	Beam, Inc., 1.88%, due 05/15/17	15,290
5,000	Beam, Inc., 5.38%, due 01/15/16	5,554
170,000	BellSouth Corp., 5.20%, due 09/15/14	181,142
30,000	BHP Billiton Finance USA, Ltd., 1.63%, due 02/24/17	30,564
30,000	BHP Billiton Finance USA, Ltd., 4.80%, due 04/15/13	30,047
35,000	BlackRock, Inc., 3.50%, due 12/10/14	36,772
6,000	BP Capital Markets Plc, 0.70%, due 11/06/15	5,994
15,000	BP Capital Markets Plc, 1.38%, due 11/06/17	15,037

See accompanying Notes to the Financial Statements.	149

Mercer US Short Maturity Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

21,000	BP Capital Markets Plc, 1.85%, due 05/05/17	21,548
80,000	BP Capital Markets Plc, 3.63%, due 05/08/14	82,668
25,000	Bunge, Ltd. Finance Corp., 3.20%, due 06/15/17	25,885
30,000	Burlington Northern Santa Fe LLC, 7.00%, due 02/01/14	31,577
20,000	Canadian Imperial Bank of Commerce, 1.55%, due 01/23/18	20,157
15,000	Canadian Imperial Bank of Commerce, 2.35%, due 12/11/15	15,641
25,000	Canadian Natural Resources, Ltd., 4.90%, due 12/01/14	26,700
20,000	Capital One Financial Corp., 2.15%, due 03/23/15	20,420
15,000	Capital One Financial Corp., 3.15%, due 07/15/16	15,939
35,000	Capital One Financial Corp., 7.38%, due 05/23/14	37,582
10,000	Cardinal Health, Inc., 5.80%, due 10/15/16	11,538
25,000	Cargill, Inc., 4.38%, due 06/01/13 144A	25,157
75,000	Caterpillar Financial Services Corp., 6.13%, due 02/17/14	78,781
25,000	Caterpillar, Inc., 7.00%, due 12/15/13	26,166
15,000	CBS Corp., 1.95%, due 07/01/17	15,264
10,000	Celgene Corp., 1.90%, due 08/15/17	10,164
195,000	Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, due 02/01/14	202,716
25,000	CenterPoint Energy Resources Corp., 5.95%, due 01/15/14	26,028
20,000	CenterPoint Energy Resources Corp., 6.13%, due 11/01/17	23,804
20,000	Cisco Systems, Inc., 5.50%, due 02/22/16	22,745
315,000	Citigroup, Inc., Global Senior Note, 6.50%, due 08/19/13	322,105
100,000	CME Group, Inc., 5.75%, due 02/15/14	104,353
35,000	CNA Financial Corp., 5.85%, due 12/15/14	37,698
20,000	CNA Financial Corp., 6.50%, due 08/15/16	23,036
40,000	Coca-Cola Co. (The), 1.50%, due 11/15/15	41,006
30,000	Comcast Corp., 5.85%, due 11/15/15	33,923
20,000	Comerica, Inc., 3.00%, due 09/16/15	21,061
25,000	ConAgra Foods, Inc., 1.30%, due 01/25/16	25,215
11,000	ConocoPhillips, 4.75%, due 02/01/14	11,398
70,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrecht, 3.38%, due 01/19/17	75,010
16,000	COX Communications, Inc., 5.45%, due 12/15/14	17,287
150,000	Credit Suisse, 5.50%, due 05/01/14	157,848
80,000	Credit Suisse USA, Inc., 5.13%, due 08/15/15	87,855
30,000	Crown Castle Towers LLC, 3.21%, due 08/15/35 144A	31,317
30,000	Daimler Finance North America LLC, Senior Note, 6.50%, due 11/15/13	31,112
15,000	Dell, Inc., 2.30%, due 09/10/15	15,035
20,000	Dell, Inc., 4.70%, due 04/15/13	20,024
60,000	Delmarva Power & Light Co., Series I, 6.40%, due 12/01/13	62,220
25,000	Deutsche Bank AG, 3.88%, due 08/18/14	26,042
65,000	Deutsche Bank Financial LLC, 5.38%, due 03/02/15	69,410
75,000	Deutsche Telekom International Finance BV, 4.88%, due 07/08/14	78,883
20,000	Devon Energy Corp., 1.88%, due 05/15/17	20,214
60,000	Diageo Finance BV, 5.50%, due 04/01/13	60,000
30,000	Dow Chemical Co. (The), 5.90%, due 02/15/15	32,805
20,000	Dr Pepper Snapple Group, Inc., 2.90%, due 01/15/16	21,103
20,000	Duke Energy Carolinas LLC, 5.75%, due 11/15/13	20,645
15,000	Duke Energy Corp., 3.35%, due 04/01/15	15,734
35,000	Duke Energy Corp., 5.65%, due 06/15/13	35,361
20,000	Duke Realty, LP REIT, 5.50%, due 03/01/16	22,024

150	See accompanying Notes to the Financial Statements.

Mercer US Short Maturity Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

15,000	Eaton Corp., 0.95%, due 11/02/15 144A	15,080
25,000	eBay, Inc., 1.63%, due 10/15/15	25,649
35,000	Ecolab, Inc., 1.45%, due 12/08/17	34,795
10,000	EI Du Pont de Nemours & Co., 5.88%, due 01/15/14	10,424
35,000	Emerson Electric Co., 5.00%, due 12/15/14	37,587
25,000	ERAC USA Finance LLC, 2.75%, due 07/01/13 144A	25,134
15,000	Fifth Third Bancorp, 3.63%, due 01/25/16	16,046
25,000	France Telecom SA, 2.13%, due 09/16/15	25,667
25,000	Freeport-McMoRan Copper & Gold, Inc., 1.40%, due 02/13/15	25,193
12,000	Freeport-McMoRan Copper & Gold, Inc., 2.15%, due 03/01/17	12,153
55,000	General Electric Capital Corp., 4.75%, due 09/15/14	58,223
485,000	General Electric Capital Corp., 4.88%, due 03/04/15‡	523,430
30,000	General Electric Capital Corp., 5.50%, due 06/04/14	31,761
20,000	General Mills, Inc., 0.88%, due 01/29/16	20,081
15,000	Gilead Sciences, Inc., 2.40%, due 12/01/14	15,420
15,000	GlaxoSmithKline Capital, Inc., 0.70%, due 03/18/16	15,014
85,000	Goldman Sachs Group (The), Inc., 3.63%, due 02/07/16	90,331
222,000	Goldman Sachs Group (The), Inc., 3.70%, due 08/01/15	234,747
50,000	Goldman Sachs Group (The), Inc., 5.15%, due 01/15/14	51,761
10,000	HCP, Inc. REIT, 6.70%, due 01/30/18	12,151
120,000	Hewlett-Packard Co., 6.13%, due 03/01/14	125,629
15,000	HJ Heinz Co., 1.50%, due 03/01/17	15,217
45,000	Honeywell International, Inc., 3.88%, due 02/15/14	46,318
20,000	Hospira, Inc., 6.05%, due 03/30/17	22,779
100,000	HSBC Bank Plc, 1.63%, due 08/12/13 144A	100,480
20,000	Intel Corp., 1.95%, due 10/01/16	20,736
50,000	International Business Machines Corp., 7.50%, due 06/15/13	50,717
30,000	Intuit, Inc., 5.75%, due 03/15/17	34,387
50,000	Jackson National Life Global Funding, 5.38%, due 05/08/13 144A	50,244
61,000	Jefferies Group, Inc., 3.88%, due 11/09/15	64,050
40,000	John Deere Capital Corp., 1.30%, due 03/12/18	40,191
60,000	John Deere Capital Corp., 4.50%, due 04/03/13	60,000
20,000	John Deere Capital Corp., 4.90%, due 09/09/13	20,398
35,000	Johnson Controls, Inc., 4.88%, due 09/15/13	35,692
20,000	Kellogg Co., 1.88%, due 11/17/16	20,564
15,000	Kellogg Co., 4.45%, due 05/30/16	16,517
60,000	KeyCorp, 6.50%, due 05/14/13	60,414
8,000	Kroger Co. (The), 2.20%, due 01/15/17	8,271
10,000	Kroger Co. (The), 6.40%, due 08/15/17	11,956
30,000	Kroger Co. (The), 7.50%, due 01/15/14	31,610
30,000	Laboratory Corp. of America Holdings, 2.20%, due 08/23/17	30,364
5,000	Liberty Mutual Group, Inc., 6.70%, due 08/15/16 144A	5,827
20,000	Lockheed Martin Corp., 2.13%, due 09/15/16	20,789
10,000	Lowe’s Cos., Inc., 5.00%, due 10/15/15	11,131
20,000	Macquarie Group, Ltd., 5.00%, due 02/22/17 144A	22,091
15,000	Macquarie Group, Ltd., 7.30%, due 08/01/14 144A	16,076
45,000	Merck & Co., Inc., 4.75%, due 03/01/15	48,713
160,000	Merrill Lynch & Co., Inc., 6.15%, due 04/25/13	160,564
200,000	Metropolitan Life Global Funding I, 5.13%, due 04/10/13 144A	200,189

See accompanying Notes to the Financial Statements.	151

Mercer US Short Maturity Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

100,000	Morgan Stanley, 4.10%, due 01/26/15	104,448
100,000	Morgan Stanley, 6.00%, due 05/13/14	105,428
50,000	National City Corp., 4.90%, due 01/15/15	53,649
10,000	National Oilwell Varco, Inc., 1.35%, due 12/01/17	10,054
50,000	National Semiconductor Corp., 3.95%, due 04/15/15	53,432
20,000	NBCUniversal Media LLC, 2.88%, due 04/01/16	21,086
20,000	New York Life Global Funding, 1.65%, due 05/15/17 144A	20,320
65,000	New York Life Global Funding, 3.00%, due 05/04/15 144A	68,353
15,000	News America, Inc., 7.60%, due 10/11/15	17,386
40,000	NextEra Energy Capital Holdings, Inc., 7.88%, due 12/15/15	47,105
15,000	Nissan Motor Acceptance Corp., 1.00%, due 03/15/16 144A	14,997
20,000	Nissan Motor Acceptance Corp., 4.50%, due 01/30/15 144A	21,303
20,000	Nomura Holdings, Inc., 4.13%, due 01/19/16	21,189
40,000	Nomura Holdings, Inc., 5.00%, due 03/04/15	42,575
10,000	Norfolk Southern Corp., 7.70%, due 05/15/17	12,548
25,000	Northern Trust Corp., 4.63%, due 05/01/14	26,151
60,000	Northern Trust Corp., 5.50%, due 08/15/13	61,087
20,000	Northrop Grumman Systems Corp., 7.75%, due 03/01/16	23,392
10,000	Novartis Capital Corp., 2.90%, due 04/24/15	10,493
20,000	NSTAR Electric Co., 4.88%, due 04/15/14	20,861
10,000	Nucor Corp., 5.75%, due 12/01/17	11,931
60,000	Ohio Power Co., Series L, 5.75%, due 09/01/13	61,214
20,000	Oncor Electric Delivery Co. LLC, 6.38%, due 01/15/15	21,898
45,000	Oracle Corp., 5.25%, due 01/15/16	50,648
20,000	Pacific Gas & Electric Co., 4.80%, due 03/01/14	20,772
35,000	Pacific Life Global Funding, 5.15%, due 04/15/13 144A	35,055
160,000	PacifiCorp, 5.45%, due 09/15/13	163,616
35,000	PC Financial Partnership, 5.00%, due 11/15/14	37,332
5,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50%, due 07/11/14 144A	5,080
18,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.13%, due 05/11/15 144A	18,634
80,000	PepsiCo, Inc., 3.75%, due 03/01/14	82,426
25,000	PG&E Corp., 5.75%, due 04/01/14	26,191
15,000	Pitney Bowes, Inc., 3.88%, due 06/15/13	15,080
10,000	PNC Funding Corp., 4.25%, due 09/21/15	10,846
50,000	Potash Corp. of Saskatchewan, Inc., 3.75%, due 09/30/15	53,459
40,000	PPG Industries, Inc., 6.65%, due 03/15/18	49,404
80,000	Praxair, Inc., 2.13%, due 06/14/13	80,284
60,000	Pricoa Global Funding I, 5.45%, due 06/11/14 144A	63,500
65,000	Procter & Gamble Co. (The), 4.95%, due 08/15/14	69,155
10,000	PSEG Power LLC, 5.50%, due 12/01/15	11,117
15,000	Public Service Electric & Gas Co., 2.70%, due 05/01/15	15,675
5,000	Quest Diagnostics, Inc., 5.45%, due 11/01/15	5,515
9,000	Rio Tinto Finance USA Plc, 1.63%, due 08/21/17	9,090
10,000	Rio Tinto Finance USA, Ltd., 1.88%, due 11/02/15	10,261
30,000	Rio Tinto Finance USA, Ltd., 8.95%, due 05/01/14	32,645
20,000	Royal Bank of Canada, 1.45%, due 10/30/14	20,307
40,000	Royal Bank of Canada, 2.30%, due 07/20/16	41,776
15,000	Ryder System, Inc., 2.50%, due 03/01/17	15,465
8,000	Ryder System, Inc., 3.50%, due 06/01/17	8,566

152	See accompanying Notes to the Financial Statements.

Mercer US Short Maturity Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

60,000	SABMiller Plc, 5.50%, due 08/15/13 144A	61,094
50,000	Sempra Energy, 2.00%, due 03/15/14	50,612
45,000	Shell International Finance BV, 4.00%, due 03/21/14	46,576
60,000	Sierra Pacific Power Co., 6.00%, due 05/15/16	69,285
30,000	Southern California Edison Co., 4.15%, due 09/15/14	31,580
15,000	Spectra Energy Capital LLC, 5.67%, due 08/15/14	15,967
15,000	State Street Corp., 2.88%, due 03/07/16	15,980
55,000	State Street Corp., 4.30%, due 05/30/14	57,495
60,000	SunTrust Banks, Inc., 3.60%, due 04/15/16	64,297
10,000	Talisman Energy, Inc., 5.13%, due 05/15/15	10,741
35,000	TCI Communications, Inc., Senior Note, 8.75%, due 08/01/15	41,358
10,000	TD Ameritrade Holding Corp., 4.15%, due 12/01/14	10,554
5,000	Teck Resources, Ltd., 3.15%, due 01/15/17	5,212
15,000	Telecom Italia Capital SA, 6.18%, due 06/18/14	15,711
35,000	Teva Pharmaceutical Finance Co. BV, 2.40%, due 11/10/16	36,596
25,000	Textron, Inc., 6.20%, due 03/15/15	27,244
55,000	Time Warner Cable, Inc., 5.85%, due 05/01/17	63,931
50,000	Time Warner Cable, Inc., 8.25%, due 02/14/14	53,199
35,000	Toronto-Dominion Bank (The), 2.38%, due 10/19/16	36,648
5,000	Total Capital International SA, 0.75%, due 01/25/16	5,015
22,000	Total Capital SA, 3.00%, due 06/24/15	23,141
10,000	Toyota Motor Credit Corp., 1.25%, due 11/17/14	10,129
11,000	Toyota Motor Credit Corp., 1.25%, due 10/05/17	11,000
20,000	Toyota Motor Credit Corp., 2.05%, due 01/12/17	20,708
36,000	Toyota Motor Credit Corp., 3.20%, due 06/17/15	38,030
10,000	TransCanada PipeLines, Ltd., 4.00%, due 06/15/13	10,070
10,000	Transocean, Inc., 4.95%, due 11/15/15	10,827
35,000	Turlock Corp., 1.50%, due 11/02/17 144A	35,139
20,000	Tyson Foods, Inc., 6.60%, due 04/01/16	23,010
60,000	United Technologies Corp., 4.88%, due 05/01/15	65,457
15,000	UnitedHealth Group, Inc., 5.00%, due 08/15/14	15,924
70,000	US Bancorp, 1.38%, due 09/13/13	70,253
75,000	US Bancorp, 3.15%, due 03/04/15	78,805
10,000	Valero Energy Corp., 6.13%, due 06/15/17	11,907
35,000	Verizon Communications, Inc., 5.55%, due 02/15/16	39,511
15,000	Virginia Electric and Power Co., 5.95%, due 09/15/17	18,093
65,000	Vodafone Group Plc, 4.15%, due 06/10/14	67,682
70,000	Wachovia Corp., 5.50%, due 05/01/13	70,297
60,000	Wachovia Corp., Senior Note, 5.63%, due 10/15/16	68,533
50,000	Wal-Mart Stores, Inc., 4.55%, due 05/01/13	50,167
40,000	Wal-Mart Stores, Inc., 7.25%, due 06/01/13	40,438
15,000	Waste Management, Inc., 2.60%, due 09/01/16	15,736
15,000	Waste Management, Inc., 6.38%, due 03/11/15	16,578
20,000	Watson Pharmaceuticals, Inc., 5.00%, due 08/15/14	21,105
50,000	WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50%, due 06/02/14 144A	53,738
30,000	WellPoint, Inc., 5.00%, due 12/15/14	32,159
100,000	Wells Fargo & Co., 2.10%, due 05/08/17	103,222
50,000	Wells Fargo & Co., 2.63%, due 12/15/16	52,591
20,000	Westpac Banking Corp., 3.00%, due 08/04/15	21,016

See accompanying Notes to the Financial Statements.	153

Mercer US Short Maturity Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

55,000	Westpac Banking Corp., 4.20%, due 02/27/15	58,712
15,000	Wisconsin Electric Power Co., 6.00%, due 04/01/14	15,780
65,000	Wyeth LLC, 5.50%, due 02/01/14	67,764
20,000	Xerox Corp., 2.95%, due 03/15/17	20,618
45,000	Xerox Corp., 4.25%, due 02/15/15	47,422

		10,269,747

	Mortgage Backed Securities - Private Issuers — 3.3%

60,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-3, Class A4, 5.89%, due 07/10/44†	67,796
163,652	Banc of America Mortgage Securities, Inc., Series 2004-3, Class 1A26, 5.50%, due 04/25/34	166,576
57,147	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class 3A4, 5.25%, due 09/25/33	60,568
48,118	Commercial Mortgage Acceptance Corp., 5.44%, due 09/15/30 144A	48,391
250,000	Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.35%, due 01/17/32†	257,310
768	Countrywide Alternative Loan Trust, Series 2002-11, Class A4, 6.25%, due 10/25/32	789
22,883	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-17, Class 2A6, 3.50%, due 07/25/18	23,015
59,788	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.25%, due 11/25/33	61,648
90,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C2, Class A3, 5.65%, due 03/15/39†	100,276
90,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.40%, due 08/10/38†	94,074
55,876	MASTR Alternative Loans Trust, Series 2004-8, Class 7A1, 5.00%, due 09/25/19	57,694
53,917	MASTR Asset Securitization Trust, Series 2003-8, Class 2A1, 4.50%, due 09/25/18	56,032
100,000	Morgan Stanley Re-REMIC Trust, Series 2010-HQ4B, Class A7A, 4.97%, due 04/16/40 144A	103,299
95,235	NCUA Guaranteed Notes, Series 2010-C1, Class A1, 1.60%, due 10/29/20	97,007
46,120	NCUA Guaranteed Notes, Series 2010-R3, Class 3A, 2.40%, due 12/08/20	47,674
39,672	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.75%, due 02/25/19	40,937
85,745	Springleaf Mortgage Loan Trust, Series 2012-2A, Class A, 2.22%, due 10/25/57† 144A	86,886
103,821	WaMu Mortgage Pass-Through Certificates, Series 2003-S1, Class A5, 5.50%, due 04/25/33	107,912
61,732	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-MS2, Class 3A1, 5.00%, due 03/25/18	63,071

		1,540,955

	Mortgage Backed Securities - U.S. Government Agency Obligations — 8.4%

10,846	FHLMC, Pool # B14248, 4.00%, due 05/01/14	11,509
124,804	FHLMC, Pool # J14494, 4.00%, due 02/01/26	132,837
27,116	FHLMC, Pool # C91030, 5.50%, due 05/01/27	29,469
98,830	FHLMC, Pool # G11977, 6.00%, due 05/01/21	106,676
12,737	FHLMC, Series 2394, Class KD, 6.00%, due 12/15/16	13,471
56,016	FHLMC, Series 2405, Class PE, 6.00%, due 01/15/17	59,797
30,613	FHLMC, Series 2513, Class DM, 5.50%, due 10/15/17	32,871
5,917	FHLMC, Series 2566, Class LH, 5.00%, due 04/15/32	5,941
129,585	FHLMC, Series 2590, Class AQ, 4.25%, due 03/15/18	135,548
25,131	FHLMC, Series 2594, Class YA, 4.00%, due 04/15/23	26,941
667	FHLMC, Series 2610, Class DJ, 4.00%, due 03/15/33	669

154	See accompanying Notes to the Financial Statements.

Mercer US Short Maturity Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

2,246	FHLMC, Series 2614, Class NA, 3.75%, due 04/15/33	2,278
22,046	FHLMC, Series 2644, Class ED, 4.00%, due 02/15/18	22,395
58,712	FHLMC, Series 2668, Class OG, 5.00%, due 03/15/32	60,225
34,061	FHLMC, Series 2675, Class CK, 4.00%, due 09/15/18	36,023
106,826	FHLMC, Series 2682, Class LC, 4.50%, due 07/15/32	110,634
133,257	FHLMC, Series 2695, Class BG, 4.50%, due 04/15/32	137,591
118,977	FHLMC, Series 2709, Class PE, 5.00%, due 12/15/22	124,552
45,039	FHLMC, Series 2714, Class BQ, 4.50%, due 12/15/18	47,827
63,950	FHLMC, Series 2760, Class LB, 4.50%, due 01/15/33	67,288
32,281	FHLMC, Series 2827, Class QE, 5.50%, due 03/15/33	33,067
16,240	FHLMC, Series 2864, Class NA, 5.50%, due 01/15/31	16,414
57,120	FHLMC, Series 2866, Class W, 4.50%, due 08/15/34	61,637
71,327	FHLMC, Series 2881, Class AE, 5.00%, due 08/15/34	77,483
73,122	FHLMC, Series 2899, Class KB, 4.50%, due 03/15/19	74,549
27,805	FHLMC, Series 2931, Class AM, 4.50%, due 07/15/19	28,647
53,804	FHLMC, Series 2931, Class DC, 4.00%, due 06/15/18	54,136
93,078	FHLMC, Series 2931, Class QC, 4.50%, due 01/15/19	94,011
28,203	FHLMC, Series 2962, Class YE, 4.50%, due 09/15/18	28,465
13,136	FHLMC, Series 3001, Class BN, 4.50%, due 06/15/33	13,465
109,223	FHLMC, Series 3035, Class PA, 5.50%, due 09/15/35	122,146
23,655	FNMA, Pool # 255598, 5.00%, due 12/01/14	25,572
57,082	FNMA, Pool # 254762, 5.00%, due 05/01/23	61,092
28,851	FNMA, Pool # 254831, 5.00%, due 08/01/23	31,287
119,865	FNMA, Pool # AC3237, 5.00%, due 10/01/39	133,402
75,612	FNMA, Pool # AL2193, 5.50%, due 07/01/25	82,638
90,933	FNMA, Pool # 254420, 6.00%, due 07/01/22	99,639
123,560	FNMA, Pool # 254471, 6.00%, due 09/01/22	135,390
43,930	FNMA, Pool # AE0081, 6.00%, due 07/01/24	48,456
1,400	FNMA, Pool # 251812, 6.50%, due 07/01/13	1,408
29,249	FNMA, Series 2001-51, Class GH, 5.50%, due 10/25/31	32,825
15,525	FNMA, Series 2002-19, Class PE, 6.00%, due 04/25/17	16,454
51,034	FNMA, Series 2002-63, Class NB, 5.50%, due 10/25/32	57,534
69,174	FNMA, Series 2003-14, Class AQ, 3.50%, due 03/25/33	72,038
80,751	FNMA, Series 2003-21, Class OA, 4.00%, due 03/25/33	86,151
55,837	FNMA, Series 2003-35, Class UN, 4.25%, due 05/25/33	60,882
30,153	FNMA, Series 2003-39, Class LD, 4.50%, due 10/25/22	30,737
13,391	FNMA, Series 2003-42, Class EP, 4.00%, due 11/25/22	13,621
10,599	FNMA, Series 2003-45, Class AB, 3.75%, due 05/25/33	10,829
53,156	FNMA, Series 2003-64, Class TH, 5.00%, due 07/25/23	58,945
30,000	FNMA, Series 2003-9, Class EB, 5.00%, due 02/25/18	32,969
27,521	FNMA, Series 2004-81, Class KD, 4.50%, due 07/25/18	27,763
66,715	FNMA, Series 2005-62, Class CQ, 4.75%, due 07/25/35	71,354
48,371	FNMA, Series 2007-59, Class AQ, 5.75%, due 07/25/35	50,887
58,847	FNMA REMIC, Series 1998-37, Class VZ, 6.00%, due 06/17/28	66,358
98,309	FNMA REMIC, Series 2004-90, Class GA, 4.35%, due 03/25/34	100,973
96,583	FNMA REMIC, Series 2005-31, Class PA, 5.50%, due 10/25/34	107,125
27,814	FNMA REMIC, Series 2005-58, Class MA, 5.50%, due 07/25/35	31,466
52,240	GNMA, Series 2003-105, Class VH, 4.50%, due 01/16/28	52,958
81,915	GNMA, Series 2003-15, Class PE, 5.50%, due 02/20/33	94,200

See accompanying Notes to the Financial Statements.	155

Mercer US Short Maturity Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

51,485	GNMA, Series 2003-18, Class OA, 5.00%, due 10/20/31	58,903
89,346	GNMA, Series 2005-77, Class BA, 5.00%, due 11/20/32	91,903
42,843	GNMA, Series 2008-49, Class PG, 5.25%, due 11/20/37	45,543
79,353	GNMA, Series 2008-51, Class PG, 5.00%, due 06/20/38	88,156
47,838	GNMA REMIC, Series 2001-52, 6.00%, due 10/20/31	55,239
87,683	GNMA REMIC, Series 2004-047, 5.00%, due 08/16/33	91,157
65,607	GNMA REMIC, Series 2008-050, 5.50%, due 03/16/37	70,539

		3,964,955

	U.S. Government and Agency Obligations — 55.9%

150,000	Federal Farm Credit Bank, 3.70%, due 05/15/13	150,689
117,000	Federal Farm Credit Bank, 5.45%, due 12/11/13	121,341
235,000	Federal Home Loan Bank, 2.38%, due 03/14/14	239,982
80,000	Federal Home Loan Bank, 2.88%, due 09/11/15	84,764
125,000	Federal Home Loan Bank, 3.13%, due 03/11/16	134,936
910,000	Federal Home Loan Bank, 4.25%, due 06/14/13	917,854
195,000	Federal Home Loan Bank, 5.13%, due 05/24/13	196,496
300,000	Federal Home Loan Bank, 6.05%, due 05/12/14	319,484
150,000	FHLMC, 0.50%, due 10/15/13	150,304
500,000	FHLMC, 1.00%, due 08/20/14	505,328
100,000	FHLMC, 1.00%, due 03/08/17	101,318
100,000	FHLMC, 1.25%, due 05/12/17	102,293
490,000	FHLMC, 2.00%, due 08/25/16	514,694
235,000	FHLMC, 2.50%, due 05/27/16	249,941
280,000	FHLMC, 4.00%, due 06/12/13	282,210
175,000	FHLMC, 5.00%, due 01/30/14	182,082
250,000	FHLMC, 5.25%, due 04/18/16	286,530
1,000,000	FNMA, 0.50%, due 08/09/13	1,001,426
50,000	FNMA, 1.13%, due 10/08/13	50,263
700,000	FNMA, 1.25%, due 01/30/17	715,951
150,000	FNMA, 1.38%, due 11/15/16	154,616
100,000	FNMA, 2.25%, due 03/15/16	105,343
560,000	FNMA, 4.63%, due 10/15/13	573,736
150,000	FNMA, 4.88%, due 12/15/16	173,694
600,000	U.S. Treasury Note, 0.13%, due 08/31/13	600,094
770,000	U.S. Treasury Note, 0.25%, due 11/30/13	770,632
400,000	U.S. Treasury Note, 0.25%, due 01/15/15	400,141
100,000	U.S. Treasury Note, 0.38%, due 07/31/13	100,106
250,000	U.S. Treasury Note, 0.50%, due 08/15/14	251,045
150,000	U.S. Treasury Note, 0.50%, due 10/15/14	150,656
440,000	U.S. Treasury Note, 0.50%, due 07/31/17	437,559
150,000	U.S. Treasury Note, 0.63%, due 05/31/17	150,211
220,000	U.S. Treasury Note, 0.63%, due 08/31/17	219,811
205,000	U.S. Treasury Note, 0.63%, due 11/30/17	204,343
1,000,000	U.S. Treasury Note, 0.75%, due 08/15/13	1,002,500
300,000	U.S. Treasury Note, 0.75%, due 06/15/14	302,051
370,000	U.S. Treasury Note, 0.75%, due 12/31/17	370,549
650,000	U.S. Treasury Note, 0.88%, due 11/30/16	659,039
350,000	U.S. Treasury Note, 0.88%, due 12/31/16	354,785

156	See accompanying Notes to the Financial Statements.

Mercer US Short Maturity Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value ($)	Description	Value ($)

	U.S. Government and Agency Obligations — continued

755,000	U.S. Treasury Note, 0.88%, due 01/31/17	765,027
420,000	U.S. Treasury Note, 0.88%, due 04/30/17	425,086
1,300,000	U.S. Treasury Note, 1.00%, due 07/15/13	1,303,606
125,000	U.S. Treasury Note, 1.00%, due 05/15/14	126,157
385,000	U.S. Treasury Note, 1.00%, due 08/31/16	392,249
550,000	U.S. Treasury Note, 1.00%, due 09/30/16	560,355
375,000	U.S. Treasury Note, 1.00%, due 10/31/16	382,002
300,000	U.S. Treasury Note, 1.00%, due 03/31/17	305,273
300,000	U.S. Treasury Note, 1.25%, due 04/15/14	303,375
200,000	U.S. Treasury Note, 1.25%, due 08/31/15	204,625
450,000	U.S. Treasury Note, 1.38%, due 11/30/15	462,516
320,000	U.S. Treasury Note, 1.50%, due 06/30/16	331,275
665,000	U.S. Treasury Note, 1.50%, due 07/31/16	688,587
150,000	U.S. Treasury Note, 1.75%, due 07/31/15	155,121
100,000	U.S. Treasury Note, 1.75%, due 05/31/16	104,266
100,000	U.S. Treasury Note, 1.88%, due 02/28/14	101,574
250,000	U.S. Treasury Note, 1.88%, due 06/30/15	258,965
225,000	U.S. Treasury Note, 1.88%, due 10/31/17	237,129
400,000	U.S. Treasury Note, 2.00%, due 01/31/16	418,656
125,000	U.S. Treasury Note, 2.00%, due 04/30/16	131,201
350,000	U.S. Treasury Note, 2.13%, due 11/30/14	361,020
200,000	U.S. Treasury Note, 2.13%, due 12/31/15	209,797
135,000	U.S. Treasury Note, 2.13%, due 02/29/16	141,940
200,000	U.S. Treasury Note, 2.25%, due 01/31/15	207,398
160,000	U.S. Treasury Note, 2.38%, due 08/31/14	164,906
1,500,000	U.S. Treasury Note, 2.38%, due 02/28/15	1,560,996
190,000	U.S. Treasury Note, 2.38%, due 03/31/16	201,370
70,000	U.S. Treasury Note, 2.50%, due 04/30/15	73,248
150,000	U.S. Treasury Note, 2.50%, due 06/30/17	161,930
150,000	U.S. Treasury Note, 2.63%, due 07/31/14	154,869
200,000	U.S. Treasury Note, 2.63%, due 04/30/16	213,703
100,000	U.S. Treasury Note, 2.75%, due 05/31/17	108,899
180,000	U.S. Treasury Note, 3.13%, due 10/31/16	196,959
160,000	U.S. Treasury Note, 3.25%, due 12/31/16	176,313
150,000	U.S. Treasury Note, 4.00%, due 02/15/15	160,523
400,000	U.S. Treasury Note, 4.25%, due 08/15/13	406,266
130,000	U.S. Treasury Note, 4.25%, due 08/15/14	137,226
150,000	U.S. Treasury Note, 4.25%, due 08/15/15	164,051
500,000	U.S. Treasury Note, 4.50%, due 02/15/16	559,414

		26,306,670

	TOTAL DEBT OBLIGATIONS (COST $46,407,232)	46,698,963

	SHORT-TERM INVESTMENTS — 1.7%

	Bank Deposit — 0.6%

293,643	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/13	293,643

See accompanying Notes to the Financial Statements.	157

Mercer US Short Maturity Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2013

Par Value ($)		Description	Value ($)

		Securities Lending Collateral — 1.1%

530,400		State Street Navigator Securities Lending Prime Portfolio***	530,400

		TOTAL SHORT-TERM INVESTMENTS (COST $824,043)	824,043

		TOTAL INVESTMENTS — 100.9% (Cost $47,231,275)	47,523,006

		Other Assets and Liabilities (net) — (0.9)%	(423,283)

		NET ASSETS — 100.0%	$47,099,723

		Notes to Schedule of Investments:

		FHLMC — Federal Home Loan Mortgage Corporation

		FNMA — Federal National Mortgage Association

		GNMA — Government National Mortgage Association

		REIT — Real Estate Investment Trust

		REMIC — Real Estate Mortgage Investment Conduit

	¤	Illiquid security. The total market value of the securities at year end is $1 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2013 was $77,673.

	***	Represents an investment of securities lending cash collateral.

	†	Floating rate note. Rate shown is as of March 31, 2013.

	‡	All or a portion of this security is out on loan.

		144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $1,343,702 which represents 2.9% of net assets.

158	See accompanying Notes to the Financial Statements.

Mercer US Short Maturity Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2013

Asset Class Summary (Unaudited)	% of Net Assets
Debt Obligations	99.1
Short-Term Investments	1.8
Other Assets and Liabilities (net)	(0.9)

100.0%

See accompanying Notes to the Financial Statements.	159

Mercer Funds

Statements of Assets and Liabilities

March 31, 2013

	Mercer US Large Cap Growth Equity Fund	Mercer US Large Cap Value Equity Fund	Mercer US Small/Mid Cap Growth Equity Fund	Mercer US Small/Mid Cap Value Equity Fund
Assets
Investments, at value(a)	$468,850,978	$480,831,973	$483,536,167	$450,610,206
Cash	46,658	96,922	85,515	257,495
Receivable for investments sold	8,553,189	2,494,101	2,856,997	5,811,046
Dividend and interest receivable	352,742	657,478	79,414	443,721
Receivable for expenses reimbursed by Advisor	16,638	15,192	21,901	11,165
Foreign tax reclaims receivable	—	20,455	28	—
Securities lending income receivable	4,487	7,876	81,537	10,470
Prepaid expenses	2,958	2,956	2,072	2,076

Total assets	477,827,650	484,126,953	486,663,631	457,146,179

Liabilities
Payable for investments purchased	3,630,980	740,434	3,515,246	3,321,062
Unrealized depreciation on open forward foreign currency contracts	—	11,423	—	—
Obligation to return securities lending collateral	8,110,005	7,182,165	40,633,413	23,990,680
Payable to affiliate for:
Advisor fee	217,927	215,662	328,747	326,606
Trustees fees	6,011	6,048	4,686	4,665
Accrued expenses	75,386	73,606	101,245	91,516

Total liabilities	12,040,309	8,229,338	44,583,337	27,734,529

Net assets	$465,787,341	$475,897,615	$442,080,294	$429,411,650

Net assets consist of:
Paid-in capital	353,399,117	479,314,040	366,298,177	346,499,519
Accumulated undistributed (distributions in excess of) net investment income	565,314	1,635,764	(392,627)	728,939
Accumulated net realized gain (loss)	18,088,030	(91,722,162)	4,764,782	17,867,412
Net unrealized appreciation on investments and foreign currencies	93,734,880	86,669,973	71,409,962	64,315,780

Net assets	$465,787,341	$475,897,615	$442,080,294	$429,411,650

Net assets attributable to:
Class Y-3 shares	$465,787,341	$475,897,615	$442,080,294	$429,411,650

Shares outstanding:
Class Y-3	34,352,844	47,848,902	37,010,096	38,853,909

Net asset value per share:
Class Y-3	$13.56	$9.95	$11.94	$11.05

(a) Investments, at cost	$375,116,098	$394,150,577	$412,126,205	$386,294,426

160	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2013

	Mercer Non-US Core Equity Fund	Mercer Core Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Assets
Investments, at value(a)	$2,195,237,445	$1,227,709,244	$521,967,228	$300,731,467
Foreign currency, at value(b)	6,586,361	232,981	556,328	450,257
Cash	1,569,629	388,736	97,692	33,036
Receivable for investments sold	31,031,079	3,496,261	840,002	47,461
Receivable for TBA securities sold	—	55,179,145	—	—
Dividend and interest receivable	8,550,893	8,296,209	1,331,352	600,381
Cash collateral held at broker on open swap contracts	—	39,000	3,430,000	—
Unrealized appreciation on open forward foreign currency contracts	—	559,839	1,051,633	626,503
Cash collateral held at broker on open future contracts	—	850,268	2,040,598	—
Receivable for variation margin on open futures contracts	—	20,062	—	—
Receivable for expenses reimbursed by Advisor	—	38,929	36,966	18,195
Swap contracts, at value (up-front net premiums paid of $—, $224,282, $— and $—, respectively)	—	947,245	—	—
Synthetic futures, at value	—	—	13	—
Variation margin receivable on open swap contracts	—	458,270	—	—
Foreign tax reclaims receivable	1,584,006	5,448	3,832	70,864
Securities lending income receivable	197,816	5,685	3,204	—
Prepaid expenses	12,067	7,100	789	—
Unrealized gain on unfunded loan commitments	—	2,725	—	—

Total assets	2,244,769,296	1,298,237,147	531,359,637	302,578,164

Liabilities
Payable for investments purchased	38,351,127	1,784,904	2,564,791	956,128
Payable for TBA and when-issued securities purchased	—	183,561,031	—	—
Payable for Fund shares repurchased	—	140,000	—	—
Swap contracts, at value (up-front net premiums received of $—, $1,589, $— and $—, respectively)	—	185,338	—	—
Synthetic futures, at value	—	—	156,430	—
Payable for variation margin on open swap contracts	—	275,265	—	—
Unrealized depreciation on open forward foreign currency contracts	—	849,960	1,283,207	54,648
Cash collateral on TBA due to broker	—	450,000	—	—
Cash collateral on open swap contracts due to broker	—	605,000	—	—
Payable for variation margin on open futures contracts	—	54,237	21,817	—
Obligation to return securities lending collateral	65,114,408	10,976,300	9,271,211	—
Payable to affiliate for:
Advisor fee	1,345,332	319,319	345,457	182,303
Trustees fees	26,075	14,825	4,036	3,300
Written options, at value(c)	—	269,149	—	—
TBA Sale Commitments(d)	—	5,301,562	—	—
Accrued expenses	1,002,527	197,435	628,159	151,647

Total liabilities	105,839,469	204,984,325	14,275,108	1,348,026

Net assets	$2,138,929,827	$1,093,252,822	$517,084,529	$301,230,138

See accompanying Notes to the Financial Statements.	161

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2013

	Mercer Non-US Core Equity Fund	Mercer Core Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Net assets consist of:
Paid-in capital	$2,003,547,976	$1,038,334,348	$493,384,530	$273,203,686
Accumulated undistributed (distributions in excess of) net investment income	8,552,915	6,883,601	(118,819)	1,418,147
Accumulated net realized gain (loss)	(109,176,154)	4,272,430	37,455	1,889,182
Net unrealized appreciation on investments, unfunded loan commitments, futures contracts, options written, short sales, swap contracts and foreign currencies	236,005,090	43,762,443	23,781,363	24,719,123

Net assets	$2,138,929,827	$1,093,252,822	$517,084,529	$301,230,138

Net assets attributable to:
Class Y-3 shares	$2,138,929,827	$1,093,252,822	$517,084,529	$301,230,138

Shares outstanding:
Class Y-3	202,237,814	102,355,962	49,300,098	26,930,534

Net asset value per share:
Class Y-3	$10.58	$10.68	$10.49	$11.19

(a) Investments, at cost	$1,958,658,723	$1,183,531,640	$497,419,701	$276,571,006

(b) Foreign currency, at cost	$6,614,762	$242,802	$552,051	$449,399

(c) Premiums on written options	$—	$309,231	$—	$—

(d) Proceeds for TBA Sale Commitments	$—	$5,285,156	$—	$—

162	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2013

Mercer US Short Maturity Fixed Income Fund
Assets
Investments, at value(a)	$47,523,006
Interest receivable	252,327
Receivable for expenses reimbursed by Advisor	8,854
Foreign tax reclaims receivable	3
Securities lending income receivable	78
Prepaid expenses	303

Total assets	47,784,571

Liabilities
Payable for investments purchased	85,687
Obligation to return securities lending collateral	530,400
Payable to affiliate for:
Advisor fee	9,975
Trustees fees	598
Accrued expenses	58,188

Total liabilities	684,848

Net assets	$47,099,723

Net assets consist of:
Paid-in capital	51,164,687
Accumulated undistributed net investment income	89,507
Accumulated net realized loss	(4,446,202)
Net unrealized appreciation on investments	291,731

Net assets	$47,099,723

Net assets attributable to:
Class Y-3 shares	$47,099,723

Shares outstanding:
Class Y-3	4,926,880

Net asset value per share:
Class Y-3	$9.56

(a) Investments, at cost	$47,231,275

See accompanying Notes to the Financial Statements.	163

Mercer Funds

Statements of Operations

For the Year Ended March 31, 2013

	Mercer US Large Cap Growth Equity Fund	Mercer US Large Cap Value Equity Fund	Mercer US Small/Mid Cap Growth Equity Fund	Mercer US Small/Mid Cap Value Equity Fund
Investment Income:
Interest	$994	$619	$1,085	$874
Dividends	5,169,452	11,704,349	2,671,184	7,503,695
Securities lending income	42,932	66,060	470,815	102,301
Withholding taxes	(22,731)	(132,235)	(18,388)	(2,267)

Total investment income	5,190,647	11,638,793	3,124,696	7,604,603

Expenses:
Advisory fees	2,427,773	2,353,366	3,099,641	3,083,088
Transfer agent fees	31,697	31,558	26,593	26,474
Custodian and fund accounting fees	136,137	120,780	185,211	169,032
Audit fees	51,642	51,765	48,891	50,646
Legal fees	30,365	30,335	22,131	34,539
Trustees fees	25,004	24,895	18,302	18,093
Registration fees	—	—	16,610	12,455
Miscellaneous	61,786	62,173	52,452	51,547

Total expenses	2,764,404	2,674,872	3,469,831	3,445,874
Fee reductions	(15,440)	(15,465)	(15,577)	(15,584)
Reimbursement of expenses	(232,914)	(217,265)	(162,959)	(156,225)

Net expenses	2,516,050	2,442,142	3,291,295	3,274,065

Net investment income (loss)	2,674,597	9,196,651	(166,599)	4,330,538

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	42,369,111	40,763,359	17,825,972	26,000,805
Closed futures contracts	—	—	—	145,283
Forward foreign currency contracts and foreign currency related transactions	147	(51)	—	—

Net realized gain	42,369,258	40,763,308	17,825,972	26,146,088

Change in net unrealized appreciation (depreciation) on:
Investments	(18,880,192)	20,612,898	32,129,046	32,469,879
Open futures contracts	—	—	—	(8,980)
Forward foreign currency contracts and foreign currency related translations	—	(11,340)	—	—

Change in net unrealized appreciation (depreciation)	(18,880,192)	20,601,558	32,129,046	32,460,899

Net realized and unrealized gain	23,489,066	61,364,866	49,955,018	58,606,987

Net increase in net assets resulting from operations	$26,163,663	$70,561,517	$49,788,419	$62,937,525

164	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations (Continued)

For the Year Ended March 31, 2013

	Mercer Non-US Core Equity Fund	Mercer Core Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund(a)	Mercer Global Low Volatility Equity Fund(b)
Investment Income:
Interest	$9,102	$31,004,922	$1,499	$1,110
Dividends	61,953,983	208,647	6,071,063	2,502,594
Securities lending income	711,161	67,452	15,658	—
Withholding taxes	(5,172,752)	—	(584,998)	(115,959)
Other income	7,462	45,993	—	—

Total investment income	57,508,956	31,327,014	5,503,222	2,387,745

Expenses:
Advisory fees	14,126,907	3,742,910	2,170,886	723,561
Transfer agent fees	81,641	53,995	18,528	9,388
Custodian and fund accounting fees	1,655,509	518,503	705,875	96,092
Audit fees	94,011	84,954	55,130	47,500
Legal fees	128,476	71,523	18,158	15,891
Trustees fees	105,165	60,358	11,480	5,645
Registration fees	15,851	7,606	63,717	35,046
Interest expense	—	—	1,057	—
Miscellaneous	190,468	121,598	71,245	27,447

Total expenses	16,398,028	4,661,447	3,116,076	960,570
Fee reductions	(15,755)	(15,606)	(15,594)	(9,388)
Reimbursement of expenses	(417,414)	(612,497)	(521,432)	(131,146)

Net expenses	15,964,859	4,033,344	2,579,050	820,036

Net investment income	41,544,097	27,293,670	2,924,172	1,567,709

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	67,755,403	16,436,234	209,385	1,915,604
TBA Sale Commitments	—	7,930	—	—
Swap contracts	—	(160,073)	—	—
Closed futures contracts	—	(748,202)	1,028,639	—
Written option contracts	—	670,365	—	—
Forward foreign currency contracts and foreign currency related transactions	(1,962,927)	864,063	(1,008,142)	309,275

Net realized gain	65,792,476	17,070,317	229,882	2,224,879

Change in net unrealized appreciation (depreciation) on:
Investments	124,806,376	19,532,181	24,547,527	24,160,461
Unfunded loan commitments	—	2,725	—	—
TBA Sale Commitments	—	30,312	—	—
Swap contracts	—	397,975	—	—
Open futures contracts	—	(415,333)	(181,642)	—
Written option contracts	—	(145,072)	—	—
Forward foreign currency contracts and foreign currency related translations	(154,811)	(342,469)	(584,522)	558,662

Change in net unrealized appreciation (depreciation)	124,651,565	19,060,319	23,781,363	24,719,123

Net realized and unrealized gain	190,444,041	36,130,636	24,011,245	26,944,002

Net increase in net assets resulting from operations	$231,988,138	$63,424,306	$26,935,417	$28,511,711

(a)	The Fund commenced operations on May 1, 2012.
(b)	The Fund commenced operations on November 6, 2012.

See accompanying Notes to the Financial Statements.	165

Mercer Funds

Statements of Operations (Continued)

For the Year Ended March 31, 2013

Mercer US Short Maturity Fixed Income Fund
Investment Income:
Interest	$650,655
Securities lending income	133
Other income	38

Total investment income	650,826

Expenses:
Advisory fees	111,043
Transfer agent fees	16,749
Custodian and fund accounting fees	57,706
Audit fees	50,701
Legal fees	2,880
Trustees fees	2,502
Registration and blue sky fees	21,414
Miscellaneous	3,431

Total expenses	266,426
Fee reductions	(15,116)
Reimbursement of expenses	(109,174)

Net expenses	142,136

Net investment income	508,690

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,089

Net realized gain	13,089

Change in net unrealized appreciation (depreciation) on:
Investments	(9,941)

Change in net unrealized appreciation (depreciation)	(9,941)

Net realized and unrealized gain	3,148

Net increase in net assets resulting from operations	$511,838

166	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets

	Mercer US Large Cap Growth Equity Fund		Mercer US Large Cap Value Equity Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,674,597	$1,357,824	$9,196,651	$8,284,194
Net realized gain (loss)	42,369,258	27,376,893	40,763,308	26,148,223
Change in net unrealized appreciation (depreciation)	(18,880,192)	13,735,799	20,601,558	2,063,980

Net increase in net assets from operations	26,163,663	42,470,516	70,561,517	36,496,397

Distributions to shareholders from:
Net investment income
Class Y-3	(2,623,579)	(799,812)	(9,197,559)	(7,996,540)

Total distributions from net investment income	(2,623,579)	(799,812)	(9,197,559)	(7,996,540)

Net realized gains
Class Y-3	(12,798,740)	—	—	—

Total distributions from net realized gains	(12,798,740)	—	—	—

Net share transactions:
Class Y-3	(10,594,802)	(3,869,902)	(45,465,052)	10,980,991

Increase (decrease) in net assets resulting from net shares transactions	(10,594,802)	(3,869,902)	(45,465,052)	10,980,991

Net increase in net assets	146,542	37,800,802	15,898,906	39,480,848

Net assets:
Beginning of year	465,640,799	427,839,997	459,998,709	420,517,861

End of year	$465,787,341	$465,640,799	$475,897,615	$459,998,709

Undistributed net investment income included in net assets at end of year	$565,314	$514,149	$1,635,764	$1,819,042

See accompanying Notes to the Financial Statements.	167

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer US Small/Mid Cap Growth Equity Fund		Mercer US Small/Mid Cap Value Equity Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(166,599)	$(978,689)	$4,330,538	$1,594,458
Net realized gain (loss)	17,825,972	41,622,361	26,146,088	28,195,351
Change in net unrealized appreciation (depreciation)	32,129,046	(29,177,990)	32,460,899	(27,648,458)

Net increase in net assets from operations	49,788,419	11,465,682	62,937,525	2,141,351

Distributions to shareholders from:
Net investment income
Class Y-3	(303,053)	—	(3,935,894)	(1,204,230)

Total distributions from net investment income	(303,053)	—	(3,935,894)	(1,204,230)

Net realized gains
Class Y-3	(31,036,701)	(25,512,817)	(13,297,320)	(15,751,437)

Total distributions from net realized gains	(31,036,701)	(25,512,817)	(13,297,320)	(15,751,437)

Net share transactions:
Class Y-3	123,455,822	13,243,135	91,316,151	11,579,614

Increase in net assets resulting from net shares transactions	123,455,822	13,243,135	91,316,151	11,579,614

Net increase (decrease) in net assets	141,904,487	(804,000)	137,020,462	(3,234,702)

Net assets:
Beginning of year	300,175,807	300,979,807	292,391,188	295,625,890

End of year	$442,080,294	$300,175,807	$429,411,650	$292,391,188

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(392,627)	$(1,202)	$728,939	$477,151

168	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Non-US Core Equity Fund		Mercer Core Opportunistic Fixed Income Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$41,544,097	$41,869,765	$27,293,670	$32,747,286
Net realized gain (loss)	65,792,476	(57,710,897)	17,070,317	26,872,362
Change in net unrealized appreciation (depreciation)	124,651,565	(34,610,696)	19,060,319	19,571,109

Net increase (decrease) in net assets from operations	231,988,138	(50,451,828)	63,424,306	79,190,757

Distributions to shareholders from:
Net investment income
Class Y-3	(49,488,095)	(32,578,616)	(30,940,168)	(28,936,893)

Total distributions from net investment income	(49,488,095)	(32,578,616)	(30,940,168)	(28,936,893)

Net realized gains
Class Y-3	—	—	(23,150,024)	(12,292,840)

Total distributions from net realized gains	—	—	(23,150,024)	(12,292,840)

Net share transactions:
Class Y-3	63,645,562	412,286,027	58,295,119	(55,364,759)

Increase (decrease) in net assets resulting from net shares transactions	63,645,562	412,286,027	58,295,119	(55,364,759)

Net increase (decrease) in net assets	246,145,605	329,255,583	67,629,233	(17,403,735)

Net assets:
Beginning of year	1,892,784,222	1,563,528,639	1,025,623,589	1,043,027,324

End of year	$2,138,929,827	$1,892,784,222	$1,093,252,822	$1,025,623,589

Undistributed net investment income included in net assets at end of year	$8,552,915	$16,456,316	$6,883,601	$8,180,211

See accompanying Notes to the Financial Statements.	169

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
	Period Ended March 31, 2013(a)	Period Ended March 31, 2013(b)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,924,172	$1,567,709
Net realized gain (loss)	229,882	2,224,879
Change in net unrealized appreciation (depreciation)	23,781,363	24,719,123

Net increase in net assets from operations	26,935,417	28,511,711

Distributions to shareholders from:
Net investment income
Class Y-3	(2,704,695)	(485,259)

Total distributions from net investment income	(2,704,695)	(485,259)

Net realized gains
Class Y-3	(530,723)	—

Total distributions from net realized gains	(530,723)	—

Net share transactions:
Class Y-3	493,384,530	273,203,686

Increase in net assets resulting from net shares transactions	493,384,530	273,203,686

Net increase in net assets	517,084,529	301,230,138

Net assets:
Beginning of period	—	—

End of period	$517,084,529	$301,230,138

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(118,819)	$1,418,147

(a)	The Fund commenced operations on May 1, 2012.
(b)	The Fund commenced operations on November 6, 2012.

170	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer US Short Maturity Fixed Income Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$508,690	$731,854
Net realized gain (loss)	13,089	170,629
Change in net unrealized appreciation (depreciation)	(9,941)	140,991

Net increase in net assets from operations	511,838	1,043,474

Distributions to shareholders from:
Net investment income
Class Y-3	(545,067)	(857,686)

Total distributions from net investment income	(545,067)	(857,686)

Net share transactions:
Class Y-3	2,966,879	(23,969,220)

Increase (decrease) in net assets resulting from net shares transactions	2,966,879	(23,969,220)

Net increase (decrease) in net assets	2,933,650	(23,783,432)

Net assets:
Beginning of year	44,166,073	67,949,505

End of year	$47,099,723	$44,166,073

Undistributed net investment income included in net assets at end of year	$89,507	$125,884

See accompanying Notes to the Financial Statements.	171

Mercer US Large Cap Growth Equity Fund

Financial Highlights

	Year Ended 03/31/13	Year Ended 03/31/12	Year Ended 03/31/11		Year Ended 03/31/10	Year Ended 03/31/09
For a Class Y-3 Share Outstanding Throughout each Period:

Net asset value at beginning of year	$13.27	$12.19	$10.08		$6.85	$10.20

Net investment income†	0.08	0.04	0.03		0.05	0.04
Net realized and unrealized gain (loss) on investments	0.68	1.06	2.12		3.23	(3.37)

Total from investment operations	0.76	1.10	2.15		3.28	(3.33)

Less dividends and distributions:
From net investment income	(0.08)	(0.02)	(0.04)		(0.05)	(0.02)
From net realized gain on investments	(0.39)	—	—		—	—

Total dividends and distributions	(0.47)	(0.02)	(0.04)		(0.05)	(0.02)

Net asset value at end of year	$13.56	$13.27	$12.19		$10.08	$6.85

Total investment return(a)	6.03%	9.08%	21.38%		47.85%	(32.62)%

Ratios/Supplemental Data:
Net investment income to average net assets	0.61%	0.33%	0.27%		0.54%	0.43%
Net expenses to average daily net assets	0.57%	0.57%	0.57%		0.57%	0.57%
Total expenses (before reductions and reimbursements) to average daily net assets	0.63%	0.63%	0.64%		0.66%	0.65%
Portfolio turnover rate	65%	64%	106	%(b)	102%	93%
Net assets at end of year (in 000’s)	$465,787	$465,641	$427,840		$359,792	$277,740

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Portfolio turnover calculation does not include $23,568,413 of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

172	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/13	Year Ended 03/31/12	Year Ended 03/31/11		Year Ended 03/31/10	Year Ended 03/31/09
For a Class Y-3 Share Outstanding Throughout each Period:

Net asset value at beginning of year	$8.71	$8.25	$7.52		$5.18	$9.39

Net investment income†	0.18	0.16	0.11		0.11	0.19
Net realized and unrealized gain (loss) on investments	1.26	0.45	0.72		2.37	(4.23)

Total from investment operations	1.44	0.61	0.83		2.48	(4.04)

Less dividends and distributions:
From net investment income	(0.20)	(0.15)	(0.10)		(0.14)	(0.17)
From net realized gain on investments	—	—	—		—	(0.00	)(a)

Total dividends and distributions	(0.20)	(0.15)	(0.10)		(0.14)	(0.17)

Net asset value at end of year	$9.95	$8.71	$8.25		$7.52	$5.18

Total investment return(b)	16.71%	7.69%	11.07%		47.96%	(43.31)%

Ratios/Supplemental Data:
Net investment income to average net assets	2.07%	2.03%	1.52%		1.69%	2.57%
Net expenses to average daily net assets	0.55%	0.55%	0.55%		0.55%	0.55%
Total expenses (before reductions and reimbursements) to average daily net assets	0.60%	0.62%	0.63%		0.64%	0.64%
Portfolio turnover rate	59%	109%	117	%(c)	128%	238%
Net assets at end of year (in 000’s)	$475,898	$459,999	$420,518		$357,787	$255,400

(a)	Amount rounds to less than $0.01 per share.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Portfolio turnover calculation does not include $21,956,759 of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	173

Mercer US Small/Mid Cap Growth Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/13	Year Ended 03/31/12	Year Ended 03/31/11	Year Ended 03/31/10	Year Ended 03/31/09
For a Class Y-3 Share Outstanding Throughout each Period:

Net asset value at beginning of year	$11.62	$12.49	$9.75	$6.19	$9.84

Net investment loss†	(0.01)	(0.04)	(0.03)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	1.31	0.27	2.77	3.60	(3.55)

Total from investment operations	1.30	0.23	2.74	3.56	(3.58)

Less dividends and distributions:
From net investment income	(0.01)	—	—	—	—
From net realized gain on investments	(0.97)	(1.10)	—	—	(0.07)

Total dividends and distributions	(0.98)	(1.10)	—	—	(0.07)

Net asset value at end of year	$11.94	$11.62	$12.49	$9.75	$6.19

Total investment return(a)	12.11%	3.36%	28.10%	57.51%	(36.43)%

Ratios/Supplemental Data:
Net investment loss to average net assets	(0.05)%	(0.36)%	(0.34)%	(0.45)%	(0.36)%
Net expenses to average daily net assets	0.96%	0.92%	0.92%	0.92%	0.92%
Total expenses (before reductions and reimbursements) to average daily net assets	1.01%	1.01%	1.02%	1.04%	1.07%
Portfolio turnover rate	54%	95%	107%	92%	170%
Net assets at end of year (in 000’s)	$442,080	$300,176	$300,980	$220,665	$133,116

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the year.

174	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/13	Year Ended 03/31/12		Year Ended 03/31/11	Year Ended 03/31/10	Year Ended 03/31/09
For a Class Y-3 Share Outstanding Throughout each Period:

Net asset value at beginning of year	$9.94	$10.64		$8.64	$5.26	$8.85

Net investment income†	0.13	0.06		0.05	0.06	0.09
Net realized and unrealized gain (loss) on investments	1.46	(0.14	)(a)	2.05	3.35	(3.61)

Total from investment operations	1.59	(0.08)		2.10	3.41	(3.52)

Less dividends and distributions:
From net investment income	(0.11)	(0.04)		(0.10)	(0.03)	(0.06)
From net realized gain on investments	(0.37)	(0.58)		—	—	(0.01)

Total dividends and distributions	(0.48)	(0.62)		(0.10)	(0.03)	(0.07)

Net asset value at end of year	$11.05	$9.94		$10.64	$8.64	$5.26

Total investment return(b)	16.51%	(0.03)%		24.36%	64.86%	(39.85)%

Ratios/Supplemental Data:
Net investment income to average net assets	1.26%	0.60%		0.65%	0.81%	1.20%
Net expenses to average daily net assets	0.96%	0.92%		0.92%	0.92%	0.92%
Total expenses (before reductions and reimbursements) to average daily net assets	1.01%	1.01%		1.02%	1.07%	1.08%
Portfolio turnover rate	80%	92%		95%	119%	120%
Net assets at end of year (in 000’s)	$429,412	$292,391		$295,626	$222,102	$124,586

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain for the period due to the timing of sales of the Fund in relation to the fluctuating net asset value per share of the Fund.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	175

Mercer Non-US Core Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/13	Year Ended 03/31/12		Year Ended 03/31/11	Year Ended 03/31/10	Year Ended 03/31/09
For a Class Y-3 Share Outstanding Throughout each Period:

Net asset value at beginning of year	$9.72	$10.46		$9.73	$6.29	$12.76

Net investment income†	0.21	0.25		0.17	0.17	0.25
Net realized and unrealized gain (loss) on investments	0.90	(0.81)		0.74	3.38	(6.51)

Total from investment operations	1.11	(0.56)		0.91	3.55	(6.26)

Less dividends and distributions:
From net investment income	(0.25)	(0.18)		(0.18)	(0.11)	(0.12)
From net realized gain on investments	—	—		—	—	(0.09)

Total dividends and distributions	(0.25)	(0.18)		(0.18)	(0.11)	(0.21)

Net asset value at end of year	$10.58	$9.72		$10.46	$9.73	$6.29

Total investment return(a)	11.53%	(5.15)%		9.45%	56.52%	(49.30)%

Ratios/Supplemental Data:
Net investment income to average net assets	2.17%	2.57%		1.76%	1.93%	2.68%
Net expenses to average daily net assets	0.83%	0.82%		0.82%	0.82%	0.82%
Total expenses (before reductions and reimbursements) to average daily net assets	0.86%	0.92%		0.92%	0.94%	0.95%
Portfolio turnover rate	90%	105	%(b)	87%	51%	64%
Net assets at end of year (in 000’s)	$2,138,930	$1,892,784		$1,563,529	$1,042,831	$485,543

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Portfolio turnover calculation does not include $9,536,640 of in-kind transactions.
†	Computed using average shares outstanding throughout the year.

176	See accompanying Notes to the Financial Statements.

Mercer Core Opportunistic Fixed Income Fund

Financial Highlights (Continued)

	Year Ended 03/31/13	Year Ended 03/31/12	Year Ended 03/31/11	Year Ended 03/31/10	Year Ended 03/31/09
For a Class Y-3 Share Outstanding Throughout each Period:

Net asset value at beginning of year	$10.58	$10.23	$10.11	$9.00	$10.24

Net investment income†	0.27	0.33	0.29	0.40	0.50
Net realized and unrealized gain (loss) on investments	0.37	0.46	0.34	0.98	(0.91)

Total from investment operations	0.64	0.79	0.63	1.38	(0.41)

Less dividends and distributions:
From net investment income	(0.31)	(0.31)	(0.36)	(0.27)	(0.63)
From net realized gain on investments	(0.23)	(0.13)	(0.15)	—	(0.20)

Total dividends and distributions	(0.54)	(0.44)	(0.51)	(0.27)	(0.83)

Net asset value at end of year	$10.68	$10.58	$10.23	$10.11	$9.00

Total investment return(a)	6.15%	7.88%	6.25%	15.34%	(3.90)%

Ratios/Supplemental Data:
Net investment income to average net assets	2.51%	3.13%	2.79%	4.12%	5.16%
Net expenses to average daily net assets	0.37%	0.37%	0.37%	0.37%	0.37%
Total expenses (before reductions and reimbursements) to average daily net assets	0.43%	0.44%	0.45%	0.47%	0.47%
Portfolio turnover rate	125%	181%	379%	276%	229%
Net assets at end of year (in 000’s)	$1,093,253	$1,025,624	$1,043,027	$758,780	$394,347

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	177

Mercer Emerging Markets Equity Fund

Financial Highlights (Continued)

	Period Ended March 31, 2013(a)
For a Class Y-3 Share Outstanding Throughout the Period:

Net asset value at beginning of period	$10.00

Net investment income†	0.10
Net realized and unrealized gain on investments	0.46

Total from investment operations	0.56

Less dividends and distributions:
From net investment income	(0.06)
From net realized gain on investments	(0.01)

Total dividends and distributions	(0.07)

Net asset value at end of period	$10.49

Total investment return(b)	5.64	%**

Ratios/Supplemental Data:
Net investment income to average net assets	1.08	%*
Net expenses to average daily net assets	0.95	%* (c)
Total expenses (before reductions and reimbursements) to average daily net assets	1.15	%*
Portfolio turnover rate	52	%**
Net assets at end of period (in 000’s)	$517,085

(a)	The Fund commenced operations on May 1, 2012.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the period shown.
(c)	Includes interest expense that amounts to less than 0.01%.
†	Computed using average shares outstanding throughout the period.
*	Annualized
**	Not annualized

178	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Financial Highlights (Continued)

	Period Ended March 31, 2013(a)
For a Class Y-3 Share Outstanding Throughout the Period:

Net asset value at beginning of period	$10.00

Net investment income†	0.07
Net realized and unrealized gain on investments	1.14

Total from investment operations	1.21

Less dividends and distributions:
From net investment income	(0.02)

Total dividends and distributions	(0.02)

Net asset value at end of period	$11.19

Total investment return(b)	12.13	%**

Ratios/Supplemental Data:
Net investment income to average net assets	1.62	%*
Net expenses to average daily net assets	0.85	%*
Total expenses (before reductions and reimbursements) to average daily net assets	1.00	%*
Portfolio turnover rate	12	%**
Net assets at end of period (in 000’s)	$301,230

(a)	The Fund commenced operations on November 6, 2012.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the period shown.
†	Computed using average shares outstanding throughout the period.
*	Annualized
**	Not annualized

See accompanying Notes to the Financial Statements.	179

Mercer US Short Maturity Fixed Income Fund

Financial Highlights (Continued)

	Year Ended 03/31/13	Year Ended 03/31/12	Year Ended 03/31/11	Year Ended 03/31/10	Year Ended 03/31/09
For a Class Y-3 Share Outstanding Throughout each Period:

Net asset value at beginning of year	$9.57	$9.56	$9.51	$8.57	$10.01

Net investment income†	0.11	0.15	0.15	0.30	0.40
Net realized and unrealized gain (loss) on investments	0.00 (a)	0.05	0.06	0.83	(1.16)

Total from investment operations	0.11	0.20	0.21	1.13	(0.76)

Less dividends and distributions:
From net investment income	(0.12)	(0.19)	(0.16)	(0.19)	(0.68)

Total dividends and distributions	(0.12)	(0.19)	(0.16)	(0.19)	(0.68)

Net asset value at end of year	$9.56	$9.57	$9.56	$9.51	$8.57

Total investment return(b)	1.14%	2.07%	2.19%	13.19%	(7.52)%

Ratios/Supplemental Data:
Net investment income to average net assets	1.15%	1.52%	1.60%	3.24%	4.16%
Net expenses to average daily net assets	0.32%	0.32%	0.32%	0.32%	0.32%
Total expenses (before reductions and reimbursements) to average daily net assets	0.60%	0.53%	0.47%	0.61%	0.49%
Portfolio turnover rate	32%	32%	61%	589%	217%
Net assets at end of year (in 000’s)	$47,100	$44,166	$67,950	$47,487	$18,904

(a)	Amount rounds to less than $0.01 per share.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the year.

180	See accompanying Notes to the Financial Statements.

Mercer Funds

Notes to the Financial Statements

March 31, 2013

1.	Organization

Mercer Funds (the “Trust”) consists of the following nine series: Mercer US Large Cap Growth Equity Fund (“Large Cap Growth”), Mercer US Large Cap Value Equity Fund (“Large Cap Value”), Mercer US Small/Mid Cap Growth Equity Fund (“Small/Mid Cap Growth”), Mercer US Small/Mid Cap Value Equity Fund (“Small/Mid Cap Value”), Mercer Non-US Core Equity Fund (“Non-US Core Equity”), Mercer Core Opportunistic Fixed Income Fund (“Core Opportunistic”), Mercer Emerging Markets Equity Fund (“Emerging Markets”), which commenced operations on May 1, 2012, Mercer Global Low Volatility Equity Fund (“Global Low Volatility”), which commenced operations on November 6, 2012 and Mercer US Short Maturity Fixed Income Fund (“Short Maturity”), (each a “Fund,” and collectively referred to as the “Funds”). The Trust is a Delaware statutory trust, established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). The Funds’ investment advisor is Mercer Investment Management, Inc. (the “Advisor”). The Advisor manages each Fund using a “manager of managers” approach by selecting one or more subadvisors (each a “Subadvisor,” and collectively referred to as the “Subadvisors”) to manage each Fund.

Each Fund is classified as “diversified” for purposes of the 1940 Act.

The investment objectives of the Funds are:

Fund	Investment Objective
Large Cap Growth	Long-term total return, which includes capital appreciation and income
Large Cap Value	Long-term total return, which includes capital appreciation and income
Small/Mid Cap Growth	Long-term total return, comprised primarily of capital appreciation
Small/Mid Cap Value	Long-term total return, comprised primarily of capital appreciation
Non-US Core Equity	Long-term total return, which includes capital appreciation and income
Core Opportunistic	Total return, consisting of both current income and capital appreciation
Emerging Markets	Long-term total return, which includes capital appreciation and income
Global Low Volatility	Long-term total return, which includes capital appreciation and income
Short Maturity	Safety of principal and a moderate level of income

Each Fund is authorized to offer interests in four classes of shares: Class S, Class Y-1, Class Y-2 and Class Y-3. The principal difference between the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2013, only the Class Y-3 shares of each Fund had commenced operations.

2.	Significant Accounting Policies

The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a)  Security Valuation

Each Fund’s investments are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open. Portfolio securities listed on an exchange normally are valued at the last sale or

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

official closing price on the day on which the securities are valued or, lacking any sales on such day, at the last available bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or the applicable Subadvisor as the primary market for such securities. Securities traded in the over-the-counter market and listed on the NASDAQ Stock Market (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price; other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments, which are valued as described below). The Funds may invest in securities that are traded in foreign markets. Foreign securities will be converted into U.S. dollar equivalents based on the exchange rate in effect at a uniform time on each business day. Investments in open-end investment companies are valued at their net asset value (“NAV”) per share.

The Board of Trustees of the Trust (the “Board”) has delegated its responsibility for valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Subadvisor) do not otherwise accurately reflect the fair values of the securities, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board. Certain fixed-income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the securities or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, as well as bonds and other securities with few dealer quotations, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Each Fund generally values short-term investments, which mature in 60 days or less, at amortized cost, which approximates fair value unless the Board determines that this approach does not represent fair value.

Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. Over the counter derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

Senior secured floating rate loans and senior secured floating rate debt securities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, yield curves, prepayment speeds, tranche type, industry, company performance, spread, individual trading characteristics, institutional size trading in similar groups of securities and other market data.

The application of fair value pricing represents a good faith determination based on specific procedures performed under the supervision of the Board. Due to the subjective nature of fair value pricing, there can be no assurance that a Fund could realize the fair value assigned to the security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV per share. A Fund’s value for a particular security may be different from the last quoted market price.

The Funds follow Financial Accounting Standards Board (“FASB”) “Fair Value Measurements”. Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices unadjusted in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for TBA or when-issued securities, approximate fair value and are determined using Level 2 inputs, as of March 31, 2013. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at or due to a broker for TBA securities, swap contracts and futures contracts are determined using Level 1 inputs as of March 31, 2013.

At March 31, 2013, Large Cap Growth, Small/Mid Cap Growth and Small/Mid Cap Value each held long-term investments determined using Level 1 inputs, with corresponding major categories as shown in the schedules of investments, and short-term investment positions in a Euro Time Deposit and in State Street Navigator Securities Lending Prime Portfolio, as shown in the schedules of investments, which are determined using Level 2 inputs. Small/Mid Cap Value also held one long-term Level 2 security which had a $0 value.

At March 31, 2013, Short Maturity held all long-term investments and short-term investment positions in a Euro Time Deposit and in State Street Navigator Securities Lending Prime Portfolio, all determined using Level 2 inputs, with corresponding major categories, as shown in the schedule of investments.

The following is a summary of the inputs used as of March 31, 2013 in valuing the assets and liabilities of Large Cap Value, Non-US Core Equity, Core Opportunistic, Emerging Markets and Global Low Volatility for which fair valuation was used:

Large Cap Value

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Advertising	$2,808,293	$—	$—	$2,808,293
Aerospace & Defense	10,871,205	—	—	10,871,205
Agriculture	181,831	—	—	181,831
Airlines	2,625,090	—	—	2,625,090
Auto Manufacturers	4,804,732	—	—	4,804,732
Auto Parts & Equipment	5,591,019	—	—	5,591,019
Banks	34,120,225	—	—	34,120,225
Beverages	4,051,932	—	—	4,051,932
Biotechnology	4,131,460	—	—	4,131,460
Chemicals	2,033,282	—	—	2,033,282
Commercial Services	10,482,628	—	—	10,482,628
Computers	11,836,183	—	—	11,836,183
Cosmetics & Personal Care	718,087	—	—	718,087
Diversified Financial Services	47,488,286	—	—	47,488,286
Electric	5,793,911	—	—	5,793,911
Electronics	840,151	—	—	840,151
Food	13,331,201	—	—	13,331,201
Forest Products & Paper	2,475,494	—	—	2,475,494

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Health Care - Products	$12,631,229	$—	$—	$12,631,229
Health Care - Services	9,069,923	—	—	9,069,923
Housewares	1,794,114	—	—	1,794,114
Insurance	40,570,046	—	—	40,570,046
Internet	3,748,910	—	—	3,748,910
Iron & Steel	990,600	—	—	990,600
Leisure Time	1,744,498	—	—	1,744,498
Lodging	5,590,278	—	—	5,590,278
Machinery - Construction & Mining	2,276,085	—	—	2,276,085
Machinery - Diversified	4,721,413	—	—	4,721,413
Media	30,972,531	—	—	30,972,531
Miscellaneous - Manufacturing	22,401,178	—	—	22,401,178
Office & Business Equipment	1,827,990	—	—	1,827,990
Oil & Gas	48,633,702	—	—	48,633,702
Oil & Gas Services	8,337,165	—	—	8,337,165
Packaging & Containers	1,807,075	—	—	1,807,075
Pharmaceuticals	35,127,862	—	—	35,127,862
REITS	1,464,762	—	—	1,464,762
Retail	26,346,497	—	—	26,346,497
Semiconductors	7,383,077	—	—	7,383,077
Software	13,327,936	—	—	13,327,936
Telecommunications	21,603,367	—	—	21,603,367
Transportation	3,223,584	—	—	3,223,584

Total Common Stocks	469,778,832	—	—	469,778,832

Preferred Stock
Auto Manufacturers	1,359,051	—	—	1,359,051

Total Preferred Stock	1,359,051	—	—	1,359,051

Short-Term Investments
Bank Deposit	—	2,511,925	—	2,511,925
Securities Lending Collateral	—	7,182,165	—	7,182,165

Total Short-Term Investments	—	9,694,090	—	9,694,090

Total	$471,137,883	$9,694,090	$—	$480,831,973

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts
Sales	$—	$(11,423)	$—	$(11,423)

Total	$—	$(11,423)	$—	$(11,423)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

Non-US Core Equity

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$66,695,729	$0	*	$—	$66,695,729
Austria	7,413,347	—		—	7,413,347
Belgium	9,785,993	—		—	9,785,993
Bermuda	21,583,947	—		—	21,583,947
Brazil	9,645,897	—		—	9,645,897
Canada	20,909,656	—		—	20,909,656
Cayman Islands	16,115,167	—		—	16,115,167
China	4,319,044	—		—	4,319,044
Denmark	40,617,903	—		—	40,617,903
Finland	27,586,376	—		—	27,586,376
France	175,322,249	—		—	175,322,249
Germany	187,128,294	—		—	187,128,294
Gibraltar	143,712	—		—	143,712
Greece	2,997,436	—		—	2,997,436
Hong Kong	40,566,999	—		—	40,566,999
India	11,670,891	—		—	11,670,891
Indonesia	11,142,032	—		—	11,142,032
Ireland	6,048,991	—		—	6,048,991
Israel	7,770,455	—		—	7,770,455
Italy	52,968,421	—		—	52,968,421
Japan	482,234,522	—		—	482,234,522
Luxembourg	7,706,531	—		—	7,706,531
Malaysia	3,386,699	—		—	3,386,699
Malta	1,106,115	—		—	1,106,115
Mauritius	1,789,650	—		—	1,789,650
Mexico	7,983,677	—		—	7,983,677
Netherlands	49,929,919	—		—	49,929,919
New Zealand	2,228,533	—		—	2,228,533
Norway	23,615,136	—		—	23,615,136
Portugal	1,194,610	—		—	1,194,610
Russia	—	7,206,702		—	7,206,702
Singapore	9,927,287	—		—	9,927,287
South Africa	6,790,144	—		—	6,790,144
South Korea	17,831,945	—		—	17,831,945
Spain	45,764,448	—		—	45,764,448
Sweden	76,421,192	—		—	76,421,192
Switzerland	155,849,172	—		—	155,849,172
Taiwan	6,121,136	—		—	6,121,136
Thailand	—	9,618,866		—	9,618,866
United Kingdom	388,461,892	—		—	388,461,892

Total Common Stocks	2,008,775,147	16,825,568		—	2,025,600,715

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies
United States	$26,839,749	$—	$—	$26,839,749

Total Investment Companies	26,839,749	—	—	26,839,749

Preferred Stocks
Brazil	1,908,019	—	—	1,908,019
Germany	25,036,612	—	—	25,036,612

Total Preferred Stocks	26,944,631	—	—	26,944,631

Rights
United Kingdom	302,570	—	—	302,570

Total Rights	302,570	—	—	302,570

Options Purchased
Put Options	—	639,644	—	639,644

Total Options Purchased	—	639,644	—	639,644

Short-Term Investments
Bank Deposit	—	49,795,728	—	49,795,728
Securities Lending Collateral	—	65,114,408	—	65,114,408

Total Short-Term Investments	—	114,910,136	—	114,910,136

Total	$2,062,862,097	$132,375,348	$—	$2,195,237,445

*	Represents one security at $0 value as of March 31, 2013.

Core Opportunistic

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Debt Obligations
Asset Backed Securities	$—	$36,795,290	$—		$36,795,290
Bank Loans	—	9,237,988	—		9,237,988
Corporate Debt	—	378,263,281	0	*	378,263,281
Mortgage Backed Securities - Private Issuers	—	22,167,074	—		22,167,074
Mortgage Backed Securities - U.S. Government Agency Obligations	—	281,776,528	—		281,776,528
Municipal Obligations	—	50,476,196	—		50,476,196
Sovereign Debt Obligations	—	23,385,960	—		23,385,960
U.S. Government and Agency Obligations	—	341,335,085	—		341,335,085

Total Debt Obligations	—	1,143,437,402	0		1,143,437,402

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Auto Manufacturers	$287,589	$—	$—	$287,589
Building Materials	143,223	—	—	143,223
Diversified Financial Services	76,264	—	—	76,264

Total Common Stocks	507,076	—	—	507,076

Preferred Stocks
Banks	773,250	—	—	773,250
Diversified Financial Services	2,538,863	—	—	2,538,863

Total Preferred Stocks	3,312,113	—	—	3,312,113

Warrants
Auto Manufacturers	228,977	—	—	228,977
Media	18,037	—	—	18,037
Oil & Gas Services	5,223	—	—	5,223

Total Warrants	252,237	—	—	252,237

Options Purchased
Put Options	3,450	204,758	—	208,208

Total Options Purchased	3,450	204,758	—	208,208

Short-Term Investments
Bank Deposit	—	57,269,153	—	57,269,153
Certificates of Deposit	—	11,655,855	—	11,655,855
Securities Lending Collateral	—	10,976,300	—	10,976,300
U.S. Government and Agency Obligations	—	90,900	—	90,900

Total Short-Term Investments	—	79,992,208	—	79,992,208

Forward Foreign Currency Contracts
Buys	—	12,624	—	12,624
Sales	—	547,215	—	547,215

Total Forward Foreign Currency Contracts	—	559,839	—	559,839

Futures Contracts
Buys	1,996	28,370	—	30,366

Total Futures Contracts	1,996	28,370	—	30,366

Swap Contracts
Interest Rate Swaps	—	782,845	—	782,845
Centrally Cleared Interest Rate Swaps**	—	46,749	—	46,749
Credit Default Swaps	—	164,400	—	164,400

Total Swap Contracts	—	993,994	—	993,994

Total	$4,076,872	$1,225,216,571	$0	$1,229,293,443

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
TBA Sale Commitments	$—	$(5,301,562)	$—	$(5,301,562)

Forward Foreign Currency Contracts
Buys	—	(480,024)	—	(480,024)
Sales	—	(369,936)	—	(369,936)

Total Forward Foreign Currency Contracts	—	(849,960)	—	(849,960)

Futures Contracts
Buys	(65,448)	—	—	(65,448)
Sales	(561,991)	(8,033)	—	(570,024)

Total Futures Contracts	(627,439)	(8,033)	—	(635,472)

Written Options	(21,057)	(248,092)	—	(269,149)

Swap Contracts
Interest Rate Swaps	—	(102,639)	—	(102,639)
Centrally Cleared Interest Rate Swaps**	—	(127,844)	—	(127,844)
Credit Default Swaps	—	(82,699)	—	(82,699)

Total Swap Contracts	—	(313,182)	—	(313,182)

Total	$(648,496)	$(6,720,829)	$—	$(7,369,325)

*	Represents three securities at $0 value as of March 31, 2013.
**	Centrally cleared swaps are valued at unrealized appreciation/depreciation.

Emerging Markets

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Bermuda	$3,109,199	$—	$—	$3,109,199
Brazil	41,517,919	—	—	41,517,919
Cayman Islands	15,254,345	—	—	15,254,345
Chile	8,497,023	—	—	8,497,023
China	44,489,059	—	—	44,489,059
Colombia	5,797,524	—	—	5,797,524
Czech Republic	2,539,439	—	—	2,539,439
Hong Kong	23,174,962	—	—	23,174,962
Hungary	300,870	—	—	300,870
India	62,815,427	—	—	62,815,427
Indonesia	14,237,473	—	—	14,237,473
Malaysia	22,008,169	—	—	22,008,169
Mexico	50,214,329	—	—	50,214,329

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Peru	$2,148,164	$—	$—	$2,148,164
Philippines	5,198,180	—	—	5,198,180
Poland	5,971,748	—	—	5,971,748
Russia	13,468,217	—	—	13,468,217
Singapore	2,334,354	—	—	2,334,354
South Africa	24,521,098	—	—	24,521,098
South Korea	39,873,827	—	—	39,873,827
Taiwan	40,441,208	—	—	40,441,208
Thailand	9,716,821	4,699,758	—	14,416,579
Turkey	7,703,742	—	—	7,703,742
United Kingdom	29,701,624	—	—	29,701,624
United States	131,495	—	—	131,495

Total Common Stocks	475,166,216	4,699,758	—	479,865,974

Preferred Stocks
Brazil	9,858,871	—	—	9,858,871

Total Preferred Stocks	9,858,871	—	—	9,858,871

Short-Term Investments
Bank Deposit	—	22,971,172	—	22,971,172
Securities Lending Collateral	—	9,271,211	—	9,271,211

Total Short-Term Investments	—	32,242,383	—	32,242,383

Forward Foreign Currency Contracts
Buys	—	630,238	—	630,238
Sales	—	421,395	—	421,395

Total Forward Foreign Currency Contracts	—	1,051,633	—	1,051,633

Futures Contracts
Buys	160,649	—	—	160,649
Sales	27,872	—	—	27,872

Total Futures Contracts	188,521	—	—	188,521

Synthetic Futures	—	13	—	13

Total	$485,213,608	$37,993,787	$—	$523,207,395

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts
Buys	$—	$(1,120,956)	$—	$(1,120,956)
Sales	—	(162,251)	—	(162,251)

Total Forward Foreign Currency Contracts	—	(1,283,207)	—	(1,283,207)

Futures Contracts
Buys	(171,101)	—	—	(171,101)
Sales	(42,645)	—	—	(42,645)

Total Futures Contracts	(213,746)	—	—	(213,746)

Synthetic Futures	—	(156,430)	—	(156,430)

Total	$(213,746)	$(1,439,637)	$—	$(1,653,383)

Global Low Volatility

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$3,542,444	$—	$—	$3,542,444
Austria	702,483	—	—	702,483
Belgium	1,951,659	—	—	1,951,659
Bermuda	661,033	—	—	661,033
Canada	11,685,728	—	—	11,685,728
Denmark	3,427,549	—	—	3,427,549
France	10,240,866	—	—	10,240,866
Germany	4,748,219	—	—	4,748,219
Hong Kong	1,491,035	—	—	1,491,035
Ireland	1,141,564	—	—	1,141,564
Israel	1,427,559	—	—	1,427,559
Italy	166,512	—	—	166,512
Japan	28,288,027	—	—	28,288,027
Malaysia	286,228	—	—	286,228
Mexico	1,560,925	—	—	1,560,925
Netherlands	2,200,625	—	—	2,200,625
New Zealand	797,660	—	—	797,660
Norway	875,468	—	—	875,468
Portugal	421,098	—	—	421,098
Russia	15,530	—	—	15,530
Singapore	1,680,227	—	—	1,680,227
South Africa	663,231	—	—	663,231

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
South Korea	$856,100	$—	$—	$856,100
Spain	529,209	—	—	529,209
Sweden	1,716,914	—	—	1,716,914
Switzerland	17,257,004	—	—	17,257,004
Thailand	440,437	—	—	440,437
United Kingdom	18,125,999	—	—	18,125,999
United States	152,952,922	—	—	152,952,922

Total Common Stocks	269,854,255	—	—	269,854,255

Investment Company
United States	4,648,945	—	—	4,648,945

Total Investment Company	4,648,945	—	—	4,648,945

Preferred Stocks
Germany	579,695	—	—	579,695
Japan	182,402	—	—	182,402
Sweden	40,650	—	—	40,650
United States	145,085	—	—	145,085

Total Preferred Stocks	947,832	—	—	947,832

Warrants
United States	263,625	—	—	263,625

Total Warrants	263,625	—	—	263,625

Short-Term Investments
Bank Deposit	—	25,016,810	—	25,016,810

Total Short-Term Investments	—	25,016,810	—	25,016,810

Forward Foreign Currency Contracts
Sales	—	626,503	—	626,503

Total Forward Foreign Currency Contracts	—	626,503	—	626,503

Total	$275,714,657	$25,643,313	$—	$301,357,970

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts
Buys	$—	$(21,583)	$—	$(21,583)
Sales	—	(33,065)	—	(33,065)

Total Forward Foreign Currency Contracts	—	(54,648)	—	(54,648)

Total	$—	$(54,648)	$—	$(54,648)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

There were no significant transfers between Level 1 and Level 2 securities within each of the Funds for the year ended March 31, 2013. For financial statement reporting purposes, the Funds recognize transfers between Levels as of the end of the reporting period.

The following table includes a rollforward of the amounts for the year ended March 31, 2013 for financial instruments classified as Level 3:

Core Opportunistic

Investments in Securities	Balance as of March 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Transfers In (Out) of Level 3	Sales	Balance as of March 31, 2013		Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2013
DEBT OBLIGATIONS
Corporate Debt	$24,949^	$—	$(23,104)	$(1,750)[1]	$(95)	$0	^^	$(23,104)

Total	$24,949^	$—	$(23,104)	$(1,750)[1]	$(95)	$0	^^	$(23,104)

For financial statement reporting purposes, the Funds recognize transfers between Levels as of the end of the reporting period.

^	Includes three securities at $0 value as of March 31, 2012.
^^	Three securities at $0 value as of March 31, 2013.
[1]

A corporate debt obligation classified as Level 3 at March 31, 2012 is now classified as Level 2. The change in level designation is reflective of the utilization during the current period of valuations, provided by a nationally recognized pricing service, that are based on market observable information (i.e. yield curves).

Disclosures about Derivative Instruments and Hedging Activities

The Funds follow FASB ASC 815 “Disclosures about Derivative Instruments and Hedging Activities” (“ASC 815”), which requires enhanced disclosures about their use of, and accounting for, derivative instruments and effect on the results of operations and financial position.

Non-US Core Equity and Emerging Markets held rights during the year as a result of corporate actions. Non-US Core Equity, Core Opportunistic and Global Low Volatility held warrants during the year as a result of corporate actions.

At March 31, 2013 and during the period then ended, the Funds had the following derivatives and transactions in derivatives, grouped into appropriate risk categories:

Large Cap Value

LIABILITY DERIVATIVES

	Foreign Exchange Risk	Total
Forward Foreign Currency Contracts(5)	$(11,423)	$(11,423)

Total Value	$(11,423)	$(11,423)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Total
Forward Foreign Currency Contracts(13)	$(11,423)	$(11,423)

Total Change in Net Unrealized Appreciation (Depreciation)	$(11,423)	$(11,423)

NUMBER OF CONTRACTS(17)

	Foreign Exchange Risk	Total
Forward Foreign Currency Contracts	(2,350,973)	(2,350,973)

Small/Mid Cap Value

NET REALIZED GAIN (LOSS)

	Equity Risk	Total
Futures Contracts(9)	$145,283	$145,283

Total Net Realized Gain (Loss)	$145,283	$145,283

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Equity Risk	Total
Futures Contracts(14)	$(8,980)	$(8,980)

Total Change in Net Unrealized Appreciation (Depreciation)	$(8,980)	$(8,980)

NUMBER OF CONTRACTS(17)

	Equity Risk	Total
Futures Contracts	23	23

Non-US Core Equity

ASSET DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Rights(1)	$—	$302,570	$302,570
Options Purchased(1)	639,644	—	639,644

Total Value	$639,644	$302,570	$942,214

NET REALIZED GAIN (LOSS)

	Foreign Exchange Risk	Equity Risk	Total
Rights(7)	$—	$455,558	$455,558
Warrants(7)	—	(3,766,540)	(3,766,540)
Options Purchased(7)	79,662	—	79,662

Total Net Realized Gain (Loss)	$79,662	$(3,310,982)	$(3,231,320)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Equity Risk	Total
Rights(12)	$—	$237,679	$237,679
Warrants(12)	—	2,381,303	2,381,303
Options Purchased(12)	338,225	—	338,225

Total Change in Net Unrealized Appreciation (Depreciation)	$338,225	$2,618,982	$2,957,207

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Foreign Exchange Risk	Equity Risk	Total
Rights	—	498,700	498,700
Warrants	—	233,641	233,641
Options Purchased	1,604,209,893	—	1,604,209,893

Core Opportunistic

ASSET DERIVATIVES

	Interest Rate Risk		Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Warrants(1)	$—		$—	$—	$252,237	$252,237
Options Purchased(1)	208,208		—	—	—	208,208
Forward Foreign Currency Contracts(2)	—		559,839	—	—	559,839
Futures Contracts(3)	30,366		—	—	—	30,366
Swap Contracts(4)	829,594	*	—	164,400	—	993,994

Total Value	$1,068,168		$559,839	$164,400	$252,237	$2,044,644

LIABILITY DERIVATIVES

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Forward Foreign Currency Contracts(5)	$—	$(849,960)	$—	$—	$(849,960)
Futures Contracts(3)	(635,472)	—	—	—	(635,472)
Options Written(6)	(269,149)	—	—	—	(269,149)
Swap Contracts(4)	(230,483)*	—	(82,699)	—	(313,182)

Total Value	$(1,135,104)	$(849,960)	$(82,699)	$—	$(2,067,763)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

NET REALIZED GAIN (LOSS)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Options Purchased(7)	$(359,415)	$—	$(142,357)	$—	$(501,772)
Forward Foreign Currency Contracts(8)	—	869,150	—	—	869,150
Futures Contracts(9)	(748,202)	—	—	—	(748,202)
Options Written(10)	419,715	—	250,650	—	670,365
Swap Contracts(11)	(29,198)	—	(130,875)	—	(160,073)

Total Net Realized Gain (Loss)	$(717,100)	$869,150	$(22,582)	$—	$129,468

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Warrants(12)	$—	$—	$—	$34,069	$34,069
Options Purchased(12)	(15,168)	—	111,894	—	96,726
Forward Foreign Currency Contracts(13)	—	(337,316)	—	—	(337,316)
Futures Contracts(14)	(415,333)	—	—	—	(415,333)
Options Written(15)	29,373	—	(174,445)	—	(145,072)
Swap Contracts(16)	366,300	—	31,675	—	397,975

Total Change in Net Unrealized Appreciation (Depreciation)	$(34,828)	$(337,316)	$(30,876)	$34,069	$(368,951)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Warrants	—	—	—	15,611	15,611
Options Purchased	4,840,125	—	9,566,280	—	14,406,405
Forward Foreign Currency Contracts	—	(23,464,261)	—	—	(23,464,261)
Futures Contracts	1,011	—	—	—	1,011
Options Written	(18,022,208)	—	(24,140,560)	—	(42,162,768)
Swap Contracts	87,999,667	—	8,879,833	—	96,879,500

Emerging Markets

ASSET DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Forward Foreign Currency Contracts(2)	$1,051,633	$—	$1,051,633
Futures Contracts(3)	—	188,534	188,534

Total Value	$1,051,633	$188,534	$1,240,167

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

LIABILITY DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Forward Foreign Currency Contracts(5)	$(1,283,207)	$—	$(1,283,207)
Futures Contracts(3)	—	(370,176)	(370,176)

Total Value	$(1,283,207)	$(370,176)	$(1,653,383)

NET REALIZED GAIN (LOSS)

	Foreign Exchange Risk	Equity Risk	Total
Rights(7)	$—	$9,710	$9,710
Warrants(7)	—	287,593	287,593
Forward Foreign Currency Contracts(8)	(559,216)	—	(559,216)
Futures Contracts(9)	—	1,028,639	1,028,639

Total Net Realized Gain (Loss)	$(559,216)	$1,325,942	$766,726

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Equity Risk	Total
Forward Foreign Currency Contracts(13)	$(231,574)	$—	$(231,574)
Futures Contracts(14)	—	(181,642)	(181,642)

Total Change in Net Unrealized Appreciation (Depreciation)	$(231,574)	$(181,642)	$(413,216)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Foreign Exchange Risk	Equity Risk	Total
Rights	—	97,284	97,284
Warrants	—	810,650	810,650
Forward Foreign Currency Contracts	11,619,691	—	11,619,691
Futures Contracts	—	4,294	4,294

Global Low Volatility

ASSET DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Warrants(1)	$—	$263,625	$263,625
Forward Foreign Currency Contracts(2)	626,503	—	626,503

Total Value	$626,503	$263,625	$890,128

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

LIABILITY DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Forward Foreign Currency Contracts(5)	$(54,648)	$—	$(54,648)

Total Value	$(54,648)	$—	$(54,648)

NET REALIZED GAIN (LOSS)

	Foreign Exchange Risk	Equity Risk	Total
Forward Foreign Currency Contracts(8)	$378,137	$—	$378,137

Total Net Realized Gain (Loss)	$378,137	$—	$378,137

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Equity Risk	Total
Warrants(12)	$—	$25,683	$25,683
Forward Foreign Currency Contracts(13)	571,855	—	571,855

Total Change in Net Unrealized Appreciation (Depreciation)	$571,855	$25,683	$597,538

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Foreign Exchange Risk	Equity Risk	Total
Warrants	—	12,180	12,180
Forward Foreign Currency Contracts	(8,883,063)	—	(8,883,063)

*	Centrally Cleared Swaps are valued at unrealized appreciation/depreciation in the Schedule of Investments. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.
(1)	Statement of Assets and Liabilities location: Investments, at value.
(2)	Statement of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts.
(3)

Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statement of Assets and Liabilities. Synthetic Futures are presented as Synthetic futures, at value within the Statement of Assets and Liabilities.

(4)	Statement of Assets and Liabilities location: Swap contracts, at value and Variation margin receivable and Variation margin payable on swap contracts.
(5)	Statement of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts.
(6)	Statement of Assets and Liabilities location: Written options, at value.
(7)	Statement of Operations location: Amounts are included in Net realized gain (loss) on Investments.
(8)	Statement of Operations location: Amounts are included in Net realized gain (loss) on Forward foreign currency contracts and foreign currency related transactions.
(9)	Statement of Operations location: Amounts are included in Net realized gain (loss) on Closed futures contracts.
(10)	Statement of Operations location: Amounts are included in Net realized gain (loss) on Written option contracts.
(11)	Statement of Operations location: Amounts are included in Net realized gain (loss) on Swap contracts.
(12)	Statement of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Investments.
(13)	Statement of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Forward foreign currency contracts and foreign currency related transactions.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

(14)	Statement of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Open futures contracts.
(15)	Statement of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Written option contracts.
(16)	Statement of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Swap contracts.
(17)	Amounts disclosed represent average number of contracts, notional amounts, or shares outstanding for the months that the Fund held such derivatives during the year ended March 31, 2013.

The Funds follow FASB ASC 815-10-50 “Disclosures about Credit Derivatives and Certain Guarantees”. This applies to written credit derivatives, hybrid instruments with embedded credit derivatives (for example, credit-linked notes), and certain guarantees. See Note 2 for a description of credit derivative instruments.

The following is a summary of open credit default swap positions held in Core Opportunistic at March 31, 2013:

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Maximum Potential Amount of Future Payments Under the Contract	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Value
1,800,000	USD	12/20/2017	JPMorgan Chase Bank	Buy	N/A	(5.00%)	CDX.NA.HY.19	$(68,857)	$(76,732)
4,400,000	USD	03/20/2021	Goldman Sachs	Sell	$4,400,000	1.60%	State of Connecticut (Moody’s Rating: Aa3; S&P Rating: AA)	157,636	157,636
900,000	USD	03/20/2016	Deutsche Bank AG	Buy	N/A	(1.00%)	Kinder Morgan, Inc., 6.50%, 09/01/12	(39,547)	2,647
1,400,000	USD	03/20/2016	Morgan Stanley Capital Services LLC	Buy	N/A	(1.00%)	Kinder Morgan, Inc., 6.50%, 09/01/12	(62,977)	4,117
400,000	USD	12/20/2015	Deutsche Bank AG	Buy	N/A	(1.00%)	Starwood Hotels and Resorts, 6.75%, 05/15/18	(34,771)	(5,967)

					$4,400,000			$(48,516)	$81,701

(b)  Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts for debt securities. Income is not recognized, nor are premium and discount amortized, on securities for which collection is not expected. Withholding taxes on foreign dividend, interest, and capital gains have been provided for in accordance with the respective country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation-adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified-cost basis.

(c)  Cash and short-term investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of the Fund’s net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

(d)  Securities lending

A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current fair value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate fair value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. A liability for cash collateral is reflected in the Statements of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

The Funds participate in a securities lending program under which the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”), is authorized to lend Fund portfolio securities to qualified broker-dealers and financial institutions that post appropriate collateral. Currently, the cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio. The Custodian receives a portion of the interest earned on any reinvested collateral. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2013 were as follows:

	Market Value of Loaned Securities	Value of Cash Collateral	Value of Non-Cash Collateral
Large Cap Growth	$8,002,682	$8,110,005	$—
Large Cap Value	7,091,067	7,182,165	92,247
Small/Mid Cap Growth	39,869,365	40,633,413	76,081
Small/Mid Cap Value	23,325,735	23,990,680	54,135
Non-US Core	67,031,575	65,114,408	5,254,432
Core Opportunistic	10,745,504	10,976,300	—
Emerging Markets	9,189,047	9,271,211	—
Short Maturity	519,360	530,400	—

(e)  Repurchase agreements

A Fund may enter into a repurchase agreement where the Fund purchases securities from a bank or broker-dealer who simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to a seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund. As of March 31, 2013, none of the Funds held open repurchase agreements.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

(f)  Swaps

A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Whether a Fund’s use of swap agreements or swap options will be successful in achieving the Fund’s investment objective will depend on the Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap at the time of default, and not the entire notional amount of the swap contract. The Subadvisor that enters into the swap agreement will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of counterparty default on swaps.

Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Certain restrictions imposed on the Funds’ ability to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The credit default swap agreements may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit worthiness and an increased market perception that there is a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor and/or the Subadvisor in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor and/or Subadvisor in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

A Fund will accrue for interim payments on swap contracts on a daily basis, with the net amount recorded as interest payable or receivable on swap contracts on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap contracts, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts (swap contracts, at value on the Statements of Assets and Liabilities).

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of realized gain (loss) on the Statements of Operations.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor or Subadvisor is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that Subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If a Subadvisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

During the year ended March 31, 2013, Core Opportunistic used swap agreements to adjust interest rate and yield curve exposure or to manage credit exposure. See the Core Opportunistic Schedule of Investments for a listing of open swap agreements as of March 31, 2013.

(g)  Futures

A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest rates, or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

A purchase of a futures contract means the acquisition of a contractual right of a Fund to obtain delivery of the securities or foreign currency underlying the contract at a specified price on a specified future date. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures contract, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Futures contracts are marked-to-market daily, depending upon changes in the price of the underlying securities subject to the futures contracts, and the change in value is recorded by the Fund as a variation margin payable or receivable. The Fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, or on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

Where the futures market is not as developed or where the regulations prevent or make it disadvantageous to trade futures, the Emerging Markets Fund will utilize synthetic futures as part of the country selection strategy implementation. A synthetic future uses equity index swaps on equity index futures.

During the year ended March 31, 2013, Core Opportunistic used futures to adjust interest rate exposure and replicate government bond positions. Emerging Markets used futures to create passive index exposure to certain domestic emerging market country indices in the Fund. See the Core Opportunistic and Emerging Markets Schedules of Investments for a listing of open futures contracts as of March 31, 2013.

(h)  Options

The Funds may purchase and sell (write) put and call options on debt securities and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.

The Funds may enter into swap options (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund’s exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

During the year ended March 31, 2013, Non-US Core Equity used options to adjust exposure to foreign currency and to efficiently maintain liquidity. Core Opportunistic used options to manage interest rate and volatility exposure.

See the Non-US Core Equity and Core Opportunistic Schedules of Investments for a listing of options contracts as of March 31, 2013.

Transactions in written option contracts for Core Opportunistic for the year ended March 31, 2013, is as follows:

	Number of Contracts	Premiums Received
Options outstanding at March 31, 2012	20,591,058	$402,233
Options written	129,561,924	904,513
Options terminated in closing purchase transactions	(26,817,384)	(566,971)
Option exercised	(1,200,000)	(8,280)
Options expired	(86,735,503)	(422,264)

Options outstanding at March 31, 2013	35,400,095	$309,231

(i)  Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time the contract was opened and the value at the time the contract was closed.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Custodian or the Fund’s sub-custodian will segregate assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contract. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contract.

During the year ended March 31, 2013, Large Cap Value used forward foreign currency contracts to hedge Japanese Yen exposure on the currency risk embedded in one ADR position. Core Opportunistic used forward foreign currency contracts to hedge, cross-hedge or to actively manage non-US Dollar exposures in the Fund. Emerging Markets and Global Low Volatility used forward foreign currency contracts to hedge, cross hedge or to actively manage the currency exposures in the Funds. See the Large Cap Value, Core Opportunistic, Emerging Markets and Global Low Volatility Schedules of Investments for a listing of open forward foreign currency contracts as of March 31, 2013.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

(j)  Foreign currency translation

The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations within each Fund’s Statement of Operations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

(k)  When-issued/TBA securities

Purchasing securities on a “when-issued” basis is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis such as “to-be-announced” (“TBA”) securities. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring the securities unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining the Fund’s NAV. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Certain risks may arise upon entering into when-issued or forward delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date. See the Core Opportunistic Schedule of Investments for TBA sale commitments held as of March 31, 2013.

(l)  Real estate investment trusts

The Funds may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Fund’s Schedule of Investments for REIT securities held as of March 31, 2013.

(m)  Mortgage-related and other asset-backed securities

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of stripped mortgage-backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the cost basis of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. See the Schedules of Investments for mortgage-backed and asset-backed securities held by Core Opportunistic and Short Maturity as of March 31, 2013.

(n)  Bank loans

Core Opportunistic invests in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the ‘‘Lender’’) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement. At March 31, 2013, there were four unfunded commitments which amounted to $2,570,000 of par and had cost and value of $2,579,680 and $2,582,405, respectively. See the Core Opportunistic Schedule of Investments for open bank loans held as of March 31, 2013.

(o)  Indexed securities

The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Core Opportunistic Schedule of Investments for indexed securities held as of March 31, 2013.

(p)  Taxes and distributions

The Funds intend to qualify each year as regulated investment companies under the Code. The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal and state income or excise tax is necessary.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

On March 31, 2013, the following Funds had deferred capital losses available to be offset against future net capital gains through the indicated expiration dates as follows:

	Expiring March 31,
	2016	2017	2018	2019
Large Cap Value	$—	$—	$87,427,716	$—
Non-US Core Equity	—	—	71,768,661	—
Short Maturity	65,612	1,337,794	2,821,093	221,547

Net capital loss carry forwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

During the year ended March 31, 2013 the following Funds utilized capital loss carryforwards:

Large Cap Growth	$2,026,562
Large Cap Value	38,046,452
Non-US Core Equity	19,152,848
Short Maturity	11,202

As of March 31, 2013, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Growth	$380,822,045	$91,266,897	$(3,237,964)	$88,028,933
Large Cap Value	398,445,023	85,272,090	(2,885,140)	82,386,950
Small/Mid Cap Growth	415,165,449	77,342,997	(8,972,279)	68,370,718
Small/Mid Cap Value	388,335,723	69,403,553	(7,129,070)	62,274,483
Non-US Core Equity	2,004,055,182	246,592,448	(55,410,185)	191,182,263
Core Opportunistic	1,184,170,108	50,363,953	(6,824,817)	43,539,136
Emerging Markets	499,723,630	33,700,200	(11,456,602)	22,243,598
Global Low Volatility	277,221,723	25,466,093	(1,956,349)	23,509,744
Short Maturity	47,255,448	453,267	(185,709)	267,558

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, investments in passive foreign investment companies and other basis adjustments.

As of March 31, 2013, the Funds had no uncertain tax positions that would require recognition, derecognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended March 31, 2013 remains subject to examination by the Internal Revenue Service.

The Funds’ policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at NAV, unless the shareholder elects to receive cash distributions. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise taxes on the Funds. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

During the years ended March 31, 2013 and March 31, 2012 the tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid, were as follows:

	2013		2012
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Large Cap Growth	$2,623,579	$12,798,740	$799,812	$—
Large Cap Value	9,197,559	—	7,996,540	—
Small/Mid Cap Growth	8,654,824	22,684,930	4,100,000	21,412,817
Small/Mid Cap Value	6,390,089	10,843,125	1,204,230	15,751,437
Non-US Core Equity	49,488,095	—	32,578,616	—
Core Opportunistic	49,088,858	5,001,334	36,149,295	5,080,438
Emerging Markets	3,235,418	—	—	—
Global Low Volatility	485,259	—	—	—
Short Maturity	545,067	—	857,686	—

As of March 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Losses Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Large Cap Growth	$570,983	$23,793,977	$(5,669)	$88,028,933	$112,388,224
Large Cap Value	1,629,742	—	(87,433,117)	82,386,950	(3,416,425)
Small/Mid Cap Growth	3,470,057	4,333,968	(392,626)	68,370,718	75,782,117
Small/Mid Cap Value	10,041,697	10,596,821	(870)	62,274,483	82,912,131
Non-US Core Equity	16,554,242	—	(71,776,390)	190,603,999	135,381,851
Core Opportunistic	6,523,261	4,298,512	(12,645)	44,109,346	54,918,474
Emerging Markets	1,819,134	—	156,418	21,724,447	23,699,999
Global Low Volatility	4,507,646	22,698	—	23,496,108	28,026,452
Short Maturity	114,082	—	(4,446,604)	267,558	(4,064,964)

All other differences are temporary losses related to mostly organizational costs and other timing adjustments.

(q)  Allocation of expenses and income

The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the applicable Funds, taking into consideration, among other things, the nature and type of expense and the relative size of each applicable Fund.

(r)  Redemption fees

While none of the Funds’ classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than 30 days may be assessed a 2% short-term trading fee and recorded as paid-in capital.

3.	Credit agreement

The Trust entered into a Credit Agreement on behalf of the Funds (“the Agreement”) with a bank pursuant to a revolving line of credit through June 24, 2013. Borrowings for each Fund under the Agreement are limited to the lesser of $50,000,000 or 33 1/3% of a Fund’s Total Net Assets provided borrowings did not exceed, in the aggregate, $50,000,000. Under the terms of the Agreement the Trust pays an annual commitment fee at the rate 0.15% per year on the difference between the total line of credit and the average daily amount of borrowings outstanding. Interest is charged to the Funds based on its borrowings at a variable rate equal to the Overnight Rate plus 1.25%. The Funds did not borrow under the Agreement during the year ended March 31, 2013.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

4.	Indemnities

In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

5.	Fees and other transactions with affiliates

The Advisor provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Advisor a fee for managing the Fund’s investments at an annual rate of:

	Assets up to $750 million	Assets in excess of $750 million
Large Cap Growth	0.55%	0.53%
Large Cap Value	0.53%	0.51%
Small/Mid Cap Growth	0.90%	0.90%
Small/Mid Cap Value	0.90%	0.90%
Non-US Core Equity	0.75%	0.73%
Core Opportunistic	0.35%	0.33%
Emerging Markets	0.80%	0.80%
Global Low Volatility	0.75%	0.75%
Short Maturity	0.25%	0.23%
Such fees as referenced above are shown in the Advisory fees line in the Statements of Operations. The Advisor provides certain internal administrative services to the Class S, Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.15%, 0.10% and 0.05% of the average daily net assets of the Class S, Class Y-1 and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1 and Class Y-2 shares, including the transfer agent.

The Funds have adopted a plan of marketing and service, or “12b-1 plan” to finance the provision of certain shareholder services to the owners of Class S and Class Y-1 shares of the Funds (collectively referred to as the “plans”). The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Class S and Class Y-1 shares. However, Class S and Class Y-1 shares have not commenced operations.

The Trust, with respect to each Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or reimburse expenses. Effective August 1, 2012, the contractual fee caps on Small/Mid Cap Growth, Small/Mid Cap Value and Non-US Core Equity were increased by 5 basis points (0.05%) to 0.97%, 0.97% and 0.87%, respectively. For the year ended March 31, 2013, the fees were reimbursed to the extent that each Fund’s class expenses exceeded the net expense rates as set forth below of average daily net assets of the Fund class. These reimbursements are shown in the Reimbursement of expenses line in the Statements of Operations.

Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. For the year ended March 31, 2013, the Advisor received no reimbursements.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

	Class S	Class Y-1	Class Y-2	Class Y-3
Large Cap Growth	1.07%	1.02%	0.72%	0.57%
Large Cap Value	1.05%	1.00%	0.70%	0.55%
Small/Mid Cap Growth	1.47%	1.42%	1.12%	0.97%
Small/Mid Cap Value	1.47%	1.42%	1.12%	0.97%
Non-US Core Equity	1.37%	1.32%	1.02%	0.87%
Core Opportunistic	0.87%	0.82%	0.52%	0.37%
Emerging Markets	1.60%	1.55%	1.25%	0.95%
Global Low Volatility	1.35%	1.30%	1.00%	0.85%
Short Maturity	0.82%	0.77%	0.47%	0.32%

As of March 31, 2013 only Class Y-3 had commenced operations.

In June 2012, the Board terminated the Funds’ transfer agency agreement with BNY Mellon Investments Servicing (US) Inc., and approved a transfer agency agreement with State Street Bank and Trust Co. (“SSB”). Pursuant to the transfer agent agreement, SSB has agreed to waive its fees and out of pocket expenses, during the first twelve (12) months of service, up to $33,000 per month for the Funds in the aggregate. For the year ended March 31, 2013, the fees waived, are shown in the Fee reductions line in the Statement of Operations.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended March 31, 2013, were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases
Large Cap Growth	$—	$282,151,334
Large Cap Value	—	256,996,427
Small/Mid Cap Growth	—	274,847,463
Small/Mid Cap Value	—	346,848,566
Non-US Core Equity	—	1,734,803,705
Core Opportunistic	1,058,888,167	180,577,687
Emerging Markets	—	621,252,009
Global Low Volatility	—	276,817,483
Short Maturity	11,355,932	6,226,634
Sales
Large Cap Growth	—	306,076,305
Large Cap Value	—	302,996,365
Small/Mid Cap Growth	—	183,958,015
Small/Mid Cap Value	—	268,566,071
Non-US Core Equity	—	1,686,090,183
Core Opportunistic	918,278,130	232,530,560
Emerging Markets	—	156,322,309
Global Low Volatility	—	27,156,194
Short Maturity	6,510,054	7,310,363

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

7.	Share transactions

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Large Cap Growth

	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	5,065,500	$64,873,285	4,228,266	$48,170,956
Shares issued through in-kind contribution	—	—	—	—
Shares issued to shareholders in reinvestment of distributions	1,221,086	15,422,319	72,055	799,812
Shares repurchased	(7,036,336)	(90,890,406)	(4,299,177)	(52,840,670)

Net increase (decrease)	(749,750)	$(10,594,802)	1,144	$(3,869,902)

Large Cap Value

	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	6,358,367	$56,988,771	5,880,659	$45,086,185
Shares issued through in-kind contribution	—	—	—	—
Shares issued to shareholders in reinvestment of distributions	1,020,817	9,197,559	1,056,346	7,996,540
Shares repurchased	(12,333,094)	(111,651,382)	(5,130,130)	(42,101,734)

Net increase (decrease)	(4,953,910)	$(45,465,052)	1,806,875	$10,980,991

Small/Mid Cap Growth

	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	11,992,815	$134,366,284	5,321,710	$60,017,995
Shares issued to shareholders in reinvestment of distributions	2,909,912	31,339,754	2,564,102	25,512,817
Shares repurchased	(3,732,632)	(42,250,216)	(6,151,112)	(72,287,677)

Net increase	11,170,095	$123,455,822	1,734,700	$13,243,135

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

Small/Mid Cap Value

	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	12,039,409	$117,965,935	6,303,350	$59,998,309
Shares issued to shareholders in reinvestment of distributions	1,746,020	17,233,214	1,907,274	16,955,667
Shares repurchased	(4,357,440)	(43,882,998)	(6,561,837)	(65,374,362)

Net increase	9,427,989	$91,316,151	1,648,787	$11,579,614

Non-US Core Equity

	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	48,377,767	$464,004,703	61,691,368	$575,035,467
Shares issued through in-kind contribution*	—	—	1,106,339	9,536,640
Shares issued to shareholders in reinvestment of distributions	4,934,007	49,488,095	3,801,472	32,578,616
Shares repurchased	(45,785,469)	(449,847,236)	(21,335,163)	(204,864,696)

Net increase	7,526,305	$63,645,562	45,264,016	$412,286,027

*	The Fund received a contribution in-kind on December 15, 2011.

Core Opportunistic

	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	18,759,679	$205,364,923	14,400,015	$151,180,806
Shares issued to shareholders in reinvestment of distributions	5,093,239	54,090,192	4,002,887	41,229,733
Shares repurchased	(18,442,944)	(201,159,996)	(23,409,106)	(247,775,298)

Net increase (decrease)	5,409,974	$58,295,119	(5,006,204)	$(55,364,759)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

Emerging Markets

	Period from May 1, 2012 (commencement of operations) through March 31, 2013
	Shares	Amount
Class Y-3:
Shares sold	50,549,371	$506,456,931
Shares issued to shareholders in reinvestment of distributions	307,506	3,235,418
Shares repurchased	(1,556,779)	(16,307,819)

Net increase	49,300,098	$493,384,530

Global Low Volatility

	Period from November 6, 2012 (commencement of operations) through March 31, 2013
	Shares	Amount
Class Y-3:
Shares sold	27,449,755	$278,760,703
Shares issued to shareholders in reinvestment of distributions	46,930	485,259
Shares repurchased	(566,151)	(6,042,276)

Net increase	26,930,534	$273,203,686

Short Maturity

	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	313,807	$3,000,000	396,246	$3,800,000
Shares issued to shareholders in reinvestment of distributions	57,135	545,067	90,188	857,686
Shares repurchased	(60,326)	(578,188)	(2,977,496)	(28,626,906)

Net increase (decrease)	310,616	$2,966,879	(2,491,062)	$(23,969,220)

8.	Recent accounting pronouncement

In December 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset and disclose instruments and transactions subject to an agreement similar to a master netting agreement. The ASU is effective for interim and annual periods beginning after January 1, 2013. Management is currently evaluating the impact, if any, of applying this provision.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2013

9.	Subsequent events

Management has evaluated the impact of subsequent events through May 24, 2013, the date the financial statements were available to be issued. Management has determined that there are no material events that would require adjustment or disclosure in the Funds’ financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Mercer Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Mercer Funds (the “Funds”), comprising Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Core Opportunistic Fixed Income Fund, Mercer Emerging Markets Equity Fund, Mercer Global Low Volatility Equity Fund, and Mercer US Short Maturity Fixed Income Fund as of March 31, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Mercer Funds as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

May 24, 2013

Mercer Funds

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Advisor and each Fund’s Subadvisors use to determine how to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-866-658-9896, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information about Funds’ proxy voting decisions are available without charge, online on the Funds’ website at http://www.mercer.us/mutual-funds-on-offer.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the SEC’s website at http://www.sec.gov. When filed, the Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Tax Information

The amount of long-term capital gains paid for the fiscal year ended March 31, 2013, the amount of long-term capital gains paid were as follows:

Fund
Large Cap Growth	$12,798,740
Small/Mid Cap Growth	22,684,930
Small/Mid Cap Value	10,843,125
Core Opportunistic	5,001,334

Qualified dividend income (“QDI”) received by the Funds through March 31, 2013, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

Fund	QDI
Large Cap Growth	$4,895,901
Large Cap Value	10,114,952
Small/Mid Cap Growth	2,258,731
Small/Mid Cap Value	5,564,747
Non-US Core Equity	46,800,757
Core Opportunistic	60,135
Emerging Markets	3,085,283
Global Low Volatility	2,347,590

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended March 31, 2013, qualified for the dividends received reduction, as follows:

Fund
Large Cap Growth	100.00%
Large Cap Value	95.70%
Small/Mid Cap Growth	17.90%
Small/Mid Cap Value	36.09%
Core Opportunistic	0.14%
Emerging Markets	0.00%
Global Low Volatility	25.03%

Mercer Funds

Additional Information (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement and Subadvisory Agreements for Mercer Global Low Volatility Equity Fund during the period October 1, 2012 through March 31, 2013

Mercer Global Low Volatility Equity Fund

Approval of the Investment Management Agreement for the Mercer Global Low Volatility Equity Fund

At a July 2012 Meeting, the Board, including the Independent Trustees, considered and approved the Investment Management Agreement between the Mercer Global Low Volatility Equity Fund (the “Global Low Volatility Fund”) and Mercer Investment Management, Inc. (“MIM” or the “Advisor”) (the “Investment Management Agreement”). In considering the approval of the amendment to the Investment Management Agreement with MIM for the Global Low Volatility Fund, the Independent Trustees had considered the information and materials from the Advisor and from counsel that were prepared for the June meeting of the Board of Trustees (the “June Meeting”), as well as certain other materials prepared for this meeting, including: (i) the Investment Management Agreement with respect to the Advisor’s management of the assets of each Fund; (ii) information describing the nature, extent, and quality of the services that the Advisor provided to the Funds and is expected to provide to the Global Low Volatility Fund; the fees that the Advisor proposes to charge to the Global Low Volatility Fund for these services; and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the Global Low Volatility Fund, and that were identified as competitors, as contained in the Lipper Report; (iii) information regarding the Advisor’s business and operations; financial position; portfolio management team; and compliance program; (iv) information describing the Global Low Volatility Fund’s expected operating expenses compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objectives of the Fund, and that were identified by Lipper in the Lipper Report; (v) information regarding the Advisor’s expected profitability in managing the Global Low Volatility Fund and the Fee Waiver/Expense Limitation Agreement, pursuant to which MIM has agreed to subsidize the Fund’s expenses at specific levels through July 31, 2014; and (vi) information regarding the benefits that MIM may enjoy in the future as a result of its relationship with the Global Low Volatility Fund.

The Independent Trustees also considered presentations made by, and discussions held with, representatives of the Advisor, both at this Meeting, at the June Meeting, and throughout the course of the year at regularly scheduled Board meetings. The Independent Trustees also evaluated MIM’s answers and responses to the questions and information requests contained in the 15(c) Information Request Letter provided at the June Meeting.

In their consideration of the approval of the Investment Management Agreement, the Independent Trustees considered the following factors.

(a) The nature, extent, and quality of the services to be provided by the Advisor. The Independent Trustees reviewed the services that the Advisor expects to provide to the Global Low Volatility Fund and has provided to the Funds. In connection with the investment advisory services that were to be provided to the Global Low Volatility Fund, the Independent Trustees considered the qualifications, experience, and capabilities of the Advisor’s portfolio management team and other investment personnel, and the extent of care and conscientiousness with which MIM personnel performed their duties.

In this regard, the Independent Trustees considered that, while MIM would focus primarily on the selection, evaluation, and oversight of the Global Low Volatility Fund’s Subadvisors, consistent with the Trust’s multi-manager structure, the Advisor also had other extensive responsibilities as the Global Low Volatility Fund’s investment advisor, including: the provision of investment advice; the allocation of the Global Low Volatility Fund’s assets among multiple subadvisors (including overseeing the process of transitioning assets among subadvisor(s) as necessary, and the fee negotiation process whereby the Advisor sought to achieve an appropriate and competitive level of fees and fee structure, and the Advisor’s continual monitoring of the ongoing appropriateness and competitiveness of each subadvisory fee and fee structure (including the Advisor’s initiative to renegotiate and implement reduced subadvisor fee schedules); the monitoring of each Subadvisor’s investment performance and processes; the oversight of each Subadvisor’s compliance with the Global Low Volatility Fund’s investment objective, policies, and limitations; review of portfolio security brokerage and trading practices; oversight of general portfolio compliance with relevant law; and the implementation of Board directives as those directives may relate to the Global Low Volatility Fund.

Mercer Funds

Additional Information (Unaudited) (Continued)

The Independent Trustees discussed the Advisor’s ability and willingness to identify instances where there was a need to add a new subadvisor, to replace a current subadvisor, to reallocate Fund assets among current subadvisors, to utilize a new strategy of a current subadvisor, or to implement a combination of these measures, as well as the Advisor’s ability to timely, efficiently, and economically effect such changes. The Independent Trustees reviewed the proprietary tools utilized by the Advisor to review, select, evaluate, and monitor subadvisors for the Funds, as well as the Advisor’s experience, resources, and strengths in advising the Mercer Collective Trust and the Mercer Group Trust, two other pooled investment vehicles overseen by MIM.

The Independent Trustees discussed the Trust’s multi-manager structure, and the services required by the Trust as a consequence of that structure, as measured against an investment company without multiple subadvisors. The Independent Trustees also evaluated the nature, extent, and quality of the non-investment advisory and administrative services that were to be provided to the Global Low Volatility Fund by MIM, such as the supervision of the Fund’s third-party service providers. The Independent Trustees considered the scope and substance of MIM’s regulatory and compliance policies, procedures, and systems. The Independent Trustees evaluated MIM’s capabilities in providing the administrative and compliance services needed to support management of the Global Low Volatility Fund, and the information that regularly had been provided by the CCO to the Trustees at prior Board meetings. The Independent Trustees also considered MIM’s willingness both to add personnel and to replace existing personnel, as the Funds have grown, in order to ensure that appropriate staffing levels were maintained, and to enhance the distribution of the Funds. The Independent Trustees also recalled the Advisor’s identification of the large number of new employees that had been hired over the prior year as MIM grew. Based on their consideration and review of the foregoing information, the Independent Trustees determined that the Funds benefited, and that the Global Low Volatility Fund would benefit, from the nature, extent, and quality of these services, as well as the Advisor’s ability to continue to provide these services based on MIM’s experience, operations, and resources.

(b) The costs of the services to be provided and the profits expected to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Global Low Volatility Fund. The Independent Trustees compared the Global Low Volatility Fund’s contractual management fee and expense ratio to other investment companies considered to be in the Fund’s respective peer group (as identified by Lipper in its Report), and noted the Funds’ favorable rankings.

The Independent Trustees considered the costs of organizing and operating the Global Low Volatility Fund, and the significant economic impact that these activities could have on the profitability of the Advisor. The Independent Trustees also discussed the costs of compensating the proposed Global Low Volatility Fund Subadvisors (as well as MIM’s initiative to negotiate reduced fee schedules for the proposed Global Low Volatility Fund Subadvisors, which may allow the Advisor to reach profitability more quickly). The Independent Trustees noted the Advisor’s commitment to limit the Global Low Volatility Fund’s expenses through the Fee Waiver/Expense Limitation Agreement with the Trust. In addition, the Independent Trustees discussed the entrepreneurial risk undertaken by the Advisor in creating and operating the Global Low Volatility Fund. The Independent Trustees recalled their discussions, both at this Meeting and at prior meetings, regarding MIM’s subsidizing the Funds in their initial stages, and the significant losses that MIM had sustained, as well as MIM reiterating both its and Mercer’s resolution to continue to waive MIM’s fees and to reimburse Fund expenses, until such time as the Funds reach profitable asset levels. After comparing the Global Low Volatility Fund’s fees with the fees of other funds in the Fund’s respective peer group, and in light of the nature, extent, and quality of services that were expected to be provided by the Advisor and the costs that were expected to be incurred by the Advisor in rendering those services, the Independent Trustees concluded that the level of fees that were paid to the Advisor with respect to the Global Low Volatility Fund was fair and reasonable.

The Independent Trustees also considered the other relationships that the Advisor and its affiliates have with the Trust, and any ancillary benefits that could be realized by the Advisor and its affiliates from the Advisor’s relationship with the Global Low Volatility Fund, as well as the comments of MIM personnel at this Meeting and the June Meeting. The Independent Trustees recognized that because of the Trust’s multi-manager structure, the Advisor would not be placing portfolio transactions on behalf of the Global Low Volatility Fund, and, thus, the Advisor would not receive proprietary research from broker-dealers that executed the Fund’s portfolio transactions. In addition, the Independent Trustees noted that MIM, as a policy, would not receive any services paid for by Global Low Volatility Fund soft dollar commissions. As such, the Independent Trustees took note of the fact that

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Additional Information (Unaudited) (Continued)

the Advisor did not derive any benefits from any Global Low Volatility Fund portfolio transactions, which benefits would be enjoyed by the proposed Global Low Volatility Fund Subadvisors, and in the case of other registered investment companies, by their investment managers.

The Independent Trustees noted that the Advisor, by managing the Funds, may benefit (along with its affiliates) to the extent that potential investors view MIM and its affiliates as providing a diverse array of investment products, and managing different asset classes, which were available through multiple investment vehicles. The Independent Trustees also noted that the Advisor serves as the Trust’s internal administrator, and the Advisor will be entitled to receive compensation from the Class S, Class Y-1, and Class Y-2 shares of the Funds for acting in that capacity (although no compensation had been paid to date). The Independent Trustees also considered that, in return for this compensation, the Advisor was responsible for, among other things, attending to shareholder correspondence, assisting with the purchase and redemption of shares, and preparing and distributing documents for shareholder use. As such, the Independent Trustees concluded that the benefits that may accrue to the Advisor and its affiliates by virtue of their relationships to the Global Low Volatility Fund were reasonable and fair in comparison with the costs of providing the relevant services.

(c) The investment performance of the Funds and the Advisor. The Independent Trustees recognized that the Global Low Volatility Fund was a new fund and, therefore, had no performance history to review. Accordingly, the Independent Trustees recalled at the June Meeting, the overall investment performance of the Funds generally, and their evaluation of Fund performance in the context of the Trust’s multi-manager structure, and the unique considerations that this structure required. The Independent Trustees also considered that MIM continued to be proactive in seeking to replace and/or add subadvisors, to reallocate assets among subadvisors, and to implement new investment subadvisor strategies, with a view to improving Fund performance over the long term. On this basis, the Independent Trustees concluded that MIM’s performance in managing the Funds generally suggested that the Advisor’s management of the Global Low Volatility Fund would benefit the Fund and its shareholders.

Conclusion. Following full consideration of the foregoing factors, it was reported that no single factor was determinative to the decisions of the Independent Trustees. Based on these factors, and such other matters as were deemed relevant, the Independent Trustees concluded that the management fee rate of the Global Low Volatility Fund was reasonable in relation to the services to be provided by the Advisor to the Fund, as well as the costs that were expected to be incurred and benefits that were expected to be gained by the Advisor in providing such services. The Independent Trustees also found MIM’s investment management fee to be reasonable in comparison to the fees charged by the investment advisors to the investment companies included in the Funds’ peer groups in the Lipper Report. As a result, the Independent Trustees concluded that the approval of the Investment Management Agreement was in the best interests of the Global Low Volatility Fund and its shareholders, and the Independent Trustees unanimously approved the Investment Management Agreement and recommended the Agreement’s approval to the Board.

Approval of the Subadvisory Agreements for the Global Low Volatility Equity Fund

At a July 2012 Meeting, the Board, including the Independent Trustees, considered and approved the subadvisory agreements (together, the “Subadvisory Agreements”) entered into by the Advisor and the following subadvisors for the Global Low Volatility Fund: Acadian Asset Management LLC; First Eagle Investment Management, LLC; and Magellan Asset Management Limited (each a “Subadvisor,” and together, the “Subadvisors”).

In considering the approval of the Subadvisory Agreements, the Independent Trustees considered the information and materials from the Advisor and counsel that included, as to each Subadvisor and the Global Low Volatility Fund: (i) the Subadvisory Agreement between the Advisor and the Subadvisor; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended the Subadvisor for the Board’s approval, and MIM’s rationale for recommending that each Subadvisor be appointed as a subadvisor to the Global Low Volatility Fund, complementing the Global Low Volatility Fund’s other proposed subadvisors; (iii) the nature, extent, and quality of the services that the Subadvisor proposed to provide to the Global Low Volatility Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of the Subadvisor; (v) the Subadvisor’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by the Subadvisor for its services to the Global Low Volatility Fund, and a

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Additional Information (Unaudited) (Continued)

comparison of those fees to the fees charged by the Subadvisor to other accounts that the Subadvisor managed; (vii) the compliance program of the Subadvisor; (viii) the historical performance returns of the Subadvisor managing the Subadvisor’s global low volatility strategy, and a comparison of the Subadvisor’s performance to relevant benchmarks; and (ix) the financial condition of the Subadvisor. In addition, the Independent Trustees considered presentations made by, and discussions held with, representatives of the Advisor and representatives of the Subadvisors at the Board meeting. The Independent Trustees also evaluated answers and responses to applicable information requests contained in their 15(c) Information Request Letter. The Independent Trustees considered and analyzed the factors that the Independent Trustees deemed relevant with respect to each Subadvisor, including: the nature, extent, and quality of the services that were provided to the applicable Fund by the Subadvisor; the Subadvisor’s investment management style; the Subadvisor’s historical performance record managing an global low volatility portfolio, as well as pooled investment products similar to the Global Low Volatility Fund; the qualifications and experience of the employees at the Subadvisor who were responsible for the day-to-day management of the allocated portion of the Global Low Volatility Fund; and the Subadvisor’s staffing levels and overall resources. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards and reviewed materials supplied by counsel.

In particular, and as to each Subadvisor, the Independent Trustees considered the following factors:

(a) The nature, extent, and quality of the advisory services that were provided by the Subadvisors. The Independent Trustees reviewed the nature, extent, and quality of the advisory services to be provided by each Subadvisor to the Global Low Volatility Fund. The Independent Trustees discussed the specific investment management process that each Subadvisor will employ to manage its allocated portion of the Global Low Volatility Fund’s investment portfolio, the qualifications of each Subadvisor’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Global Low Volatility Fund’s investment portfolio that each Subadvisor would be managing, and the performance record of each Subadvisor’s global low volatility strategy as compared to the relevant benchmark. The Independent Trustees considered each Subadvisor’s infrastructure and resources, and whether each Subadvisor’s organization appeared to support each Subadvisor’s global low volatility strategy adequately. The Independent Trustees also discussed the Advisor’s review, selection, and due diligence process with respect to the Subadvisors, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Global Low Volatility Fund by each Subadvisor. The Independent Trustees determined that the Global Low Volatility Fund and its shareholders would benefit from the quality and experience of each Subadvisor’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent, and quality of the subadvisory services anticipated to be provided by each Subadvisor, as well as each Subadvisor’s ability to render such services based on each Subadvisor’s experience, operations, and resources, were appropriate for the Global Low Volatility Fund.

(b) Comparison of the services to be rendered and fees to be paid to the Subadvisors under other advisory and subadvisory contracts, such as those with other clients; economies of scale. The Independent Trustees discussed the services that would be rendered by each Subadvisor and evaluated the compensation to be paid to each Subadvisor by the Advisor for those services. The Independent Trustees noted that the services that each Subadvisor would furnish to the Global Low Volatility Fund appeared to be comparable to the services that such Subadvisor currently provides to its other advisory and subadvisory clients. The Independent Trustees also considered comparisons of the fees that will be paid to each Subadvisor by the Advisor in light of the fees that were charged by each Subadvisor to its other advisory clients, as disclosed in each Subadvisor’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) questionnaire responses, including commingled and separate accounts. In addition, the Independent Trustees considered the review, selection, and due diligence process employed by the Advisor in determining to recommend each Subadvisor to serve as a subadvisor to the Global Low Volatility Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by MIM to each Subadvisor for its services to the Global Low Volatility Fund were reasonable. The Independent Trustees emphasized in their discussions that the subadvisory fees of each Subadvisor would be paid by the Advisor, and were not additional fees to be borne by the Global Low Volatility Fund or its shareholders. Based on their discussion, the Independent Trustees concluded that, in light of the nature, quality, and extent of the services to be provided, the proposed fees to be paid to each Subadvisor with respect to the assets of the Global Low Volatility Fund to be allocated to each Subadvisor appeared to be within a

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Additional Information (Unaudited) (Continued)

reasonable range. The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to each Subadvisor from its relationship with the Global Low Volatility Fund and concluded that they were reasonable. Since the fees to be paid to each Subadvisor were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of each Subadvisor was not considered relevant to the Independent Trustees’ deliberations. The Independent Trustees took note of the Advisor’s explanation, earlier in the Meeting, that the recommended appointment of each Subadvisor was not affected by the impact that the appointment would have on MIM’s revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of each Subadvisor may allow the Advisor to reach profitability when managing the Global Low Volatility Fund slightly more quickly. On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided by each Subadvisor and the proposed fees to be paid to each Subadvisor by MIM for managing its allocated portion of the Global Low Volatility Fund, the potential benefits accruing to each Subadvisor as a result of serving as a sub advisor to the Global Low Volatility Fund were reasonable.

(c) Investment performance of the Global Low Volatility Fund and the Subadvisors. Because the Global Low Volatility Fund is a new investment portfolio, the Independent Trustees could not consider each Subadvisor’s investment performance in managing the Fund as a factor in evaluating the Subadvisory Agreements. However, the Independent Trustees reviewed each Subadvisor’s historical investment performance record, utilizing the each Subadvisor’s global low volatility strategy in managing commingled and separate accounts. The Independent Trustees also compared the historical investment performance of each Subadvisor’s global low volatility strategy to relevant benchmarks and concluded that each Subadvisor’s historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Subadvisory Agreements.

(d) Other Considerations. The Independent Trustees considered MIM’s recommendation that the hiring of each Subadvisor as a sub-advisor to the Global Low Volatility Fund would complement the other proposed Subadvisors of the Fund. The Independent Trustees considered the fairness and reasonableness of the terms of the Subadvisory Agreements.

Conclusion. No single factor was determinative to the decisions of the Independent Trustees. Based on these factors, along with the determinations of the Advisor at the conclusion of its review and due diligence process and such other matters as were deemed relevant, the Independent Trustees concluded that the fee rate for each Subadvisor was reasonable in relation to the services that were provided by the Subadvisors to the Global Low Volatility Fund. As a result, the Independent Trustees unanimously approved the Subadvisory Agreements and recommended to the Board the approval of each Subadvisory Agreement concluded that the approval of the Subadvisory Agreements as being in the best interests of the Global Low Volatility Fund and its shareholders.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2012 through March 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Large Cap Growth — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.57%	1,000.00	1,068.30	1,034.15	2.94
Hypothetical	0.57%	1,000.00	1,022.09	1,011.05	2.87

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 182/365

Large Cap Value — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.55%	1,000.00	1,143.50	1,071.75	2.94
Hypothetical	0.55%	1,000.00	1,022.19	1,011.10	2.77

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 182/365

Small/Mid Cap Growth — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.97%	1,000.00	1,130.90	1,065.45	5.15
Hypothetical	0.97%	1,000.00	1,020.09	1,010.05	4.89

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 182/365

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Understanding Your Fund’s Expenses (Unaudited) (Continued)

Small/Mid Cap Value — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.97%	1,000.00	1,164.00	1,082.00	5.23
Hypothetical	0.97%	1,000.00	1,020.09	1,010.05	4.89

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 182/365

Non-US Core Equity — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.83%	1,000.00	1,117.60	1,058.80	4.38
Hypothetical	0.83%	1,000.00	1,020.79	1,010.40	4.18

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 182/365

Core Opportunistic — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.37%	1,000.00	1,011.70	1,005.85	1.86
Hypothetical	0.37%	1,000.00	1,023.09	1,011.55	1.87

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.37%, multiplied by the average account value over the period, multiplied by 182/365

Emerging Markets — Class Y3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.95%	1,000.00	1,056.40	1,028.20	4.87
Hypothetical	0.95%	1,000.00	1,020.19	1,010.10	4.78

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 182/365

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Understanding Your Fund’s Expenses (Unaudited) (Continued)

Global Low Volatility — Class Y3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.85%	1,000.00	1,121.30	1,060.65	3.58
Hypothetical	0.85%	1,000.00	1,016.49	1,008.24	3.40

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 145/365

Short Maturity — Class Y3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.32%	1,000.00	1,002.00	1,001.00	1.60
Hypothetical	0.32%	1,000.00	1,023.34	1,011.67	1.61

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.32%, multiplied by the average account value over the period, multiplied by 182/365

Mercer Funds

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 1-866-658-9896, or on the SEC website at www.sec.gov.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (70)	Trustee	Since 2005	Mr. Bains is retired.	9	Mr. Bains is a director of BG Medicine, Inc. and Trustee of BofA Fund Series Trust (11 portfolios).

Adela M. Cepeda A.C. Advisory, Inc. 150 North Wacker Drive, Suite 2160 Chicago, IL 60606 (55)	Chairperson and Trustee	Chairperson Since 2011, Trustee Since 2005	Ms. Cepeda is Founder and President of A.C. Advisory, Inc. (a financial advisory firm) since 1995.	9	Ms. Cepeda is a director of The UBS Funds (19 portfolios), UBS Relationship Funds (25 portfolios), Fort Dearborn Income Securities, Inc., SMA Relationship Trust (5 portfolios, Consulting Group Capital Markets Funds (11 portfolios), and the Amalgamated Bank of Chicago.

Gail A. Schneider 99 High Street Boston, MA 02110 (64)	Trustee	Since 2009	Ms. Schneider is a self-employed consultant since 2007. From 2002 to 2007, Ms. Schneider was retired.	9	None

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Trustees and Officers (Unaudited) (Continued)

Interested Trustee:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Richard Nuzum** (45)	Trustee, President, and Chief Executive Officer	Since 2010	Mr. Nuzum is President and Global Business Leader of Mercer’s Investment Management Business since 2009. Mr. Nuzum was Americas Business Leader for Mercer Investment Consulting from 2005-2008.	9	Mr. Nuzum is a trustee of Mercer Trust Company and a director of Mercer Investment Management, Inc. Mr. Nuzum served as a director of Mercer Investment Consulting, Inc. from 2005 to 2008.

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which has nine portfolios effective September 30, 2012. The ninth portfolio, Mercer Global Low Volatility Equity Fund, commenced operations on November 6, 2012.

**	Mr. Nuzum is considered to be an “interested person” of the Trust as defined in the 1940 Act, due to his relationship with the Advisor.

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Trustees and Officers (Unaudited) (Continued)

Officers:

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years
Tom Murphy (42)	Vice President	Since 2011	Mr. Murphy is President of Mercer Investment Management, Inc. since 2011. He was Chief Investment Officer of Mercer Investment Management, Inc. from 2011-2012. Previously, Mr. Murphy was a Business Leader for Mercer Investment Management in EMEA since 2006.

Richard S. Joseph (48)	Vice President, Treasurer, and Chief Financial Officer	Since 2005	Mr. Joseph is Chief Operating Officer, Mercer Investment Management, Inc. since 2005.

Stan Mavromates (52)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investment Management, Inc. since 2012. He served as Chief Investment Officer of the Massachusetts Pension Reserves Investment Management Board since 2005.

Scott M. Zoltowski (44)	Vice President, Chief Legal Officer and Secretary	Since 2008	Mr. Zoltowski is a partner of Mercer (US) Inc. and serves as Global Chief Counsel - Investments, for Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. Prior to this, Mr. Zoltowski was Senior Counsel and Vice President prior to this for State Street Global Advisors from 2006-2008.

Colin Dean (36)	Vice President and Assistant Secretary	Since 2010	Mr. Dean has served as Legal Counsel - Investments for Mercer Investment Management, Inc. since 2010. Prior to that, Mr. Dean was an Associate at Dechert LLP from 2007-2010 and Associate Counsel at Affiliated Managers Group, Inc. from 2005-2007.

Manny Weiss (64)	Vice President	Since 2010	Mr. Weiss is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2009. From 2006 to 2008, Mr. Weiss worked for 21 Capital Group, an affiliate of Old Mutual Asset Management, in Hedge Fund Manager Research and Client Service.

Larry Vasquez (46)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investment Management, Inc. since 2012. Prior to joining Mercer, he was a Portfolio Manager at UBS Global Asset Management, Inc. from 2009 to 2012. Prior to 2009, Mr. Vasquez was a Portfolio Manager at SEI Investments.

Wil Berglund (42)	Vice President	Since 2010	Mr. Berglund is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2009. From 2000 to 2008, Mr. Berglund held several positions with Putnam Investments including fixed income portfolio manager.

Mark Gilbert (41)	Vice President and Chief Compliance Officer	Since 2011	Mr. Gilbert is the Chief Compliance Officer - Investments of Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. since 2011. He previously held the position of Americas Compliance Leader - Investments since 2007.

†	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Shares of Mercer Funds are distributed by MGI Funds Distributors, LLC.

Item 2. Code of Ethics.

As of March 31, 2011, the Registrant has adopted a code of ethics that applies to its Principal Executive Officer and Treasurer. For the year ended March 31, 2013, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 12(a) (1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Harrison M. Bains, Jr., who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $277,950 and $359,640 for the fiscal years ended March 31, 2012 and March 31, 2013, respectively.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2012 and March 31, 2013 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $41,650 and $69,480 for the fiscal years ended March 31, 2012 and March 31, 2013, respectively.

(d) All Other Fees – There were no other fees billed for the fiscal years ended March 31, 2012 and March 31, 2013 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2013 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	There were no aggregate fees billed for the fiscal year ended March 31, 2013 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for the Registrant’s Principal Executive Officer and Treasurer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mercer Funds

By (Signature and Title)	By: /s/ Richard Nuzum
Richard Nuzum President and Chief Executive Officer (Principal Executive Officer)

Date	May 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	By: /s/ Richard Nuzum
Richard Nuzum President and Chief Executive Officer (Principal Executive Officer)

Date	May 23, 2013

By (Signature and Title)	By: /s/ Richard S. Joseph
Richard S. Joseph Vice President, Treasurer and Principal Accounting Officer (Principal Financial Officer)

Date	May 23, 2013